 THE
PRUDENTIAL
SERIES FUND, INC.


[PHOTO]


SEMIANNUAL REPORT
TO CONTRACT OWNERS

JUNE 30, 1997


The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777




VARIABLE LIFE INSURANCE

Prudential's Variable Appreciable Life-Registered Trademark-

Pruco Life's Variable Appreciable Life-Registered Trademark-

Pruco Life of New Jersey's Variable Appreciable Life-Registered Trademark-

Prudential's Custom VAL-SM-

Pruco Life's Variable Universal Life

Pruco Life's Discovery-Registered Trademark- Life Plus

Pruco Life of New Jersey's Discovery-Registered Trademark- Life Plus

Pruco Life's Variable Life Insurance

Pruco Life of New Jersey's Variable Life Insurance

Prudential Survivorship Preferred-Registered Trademark-


VARIABLE ANNUITIES

Prudential's Discovery-Registered Trademark- Plus

Pruco Life's Discovery-Registered Trademark- Plus

Pruco Life of New Jersey's Discovery-Registered Trademark- Plus

Pruco Life's Discovery Preferred-SM-

Prudential's Variable Investment Plan-Registered Trademark-

Prudential's Qualified Variable Investment Plan

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Please note: This Semiannual Report includes the financial statements of The
Prudential Series Fund, Inc. It does not include the financial statements for the separate account that corresponds to your product. If you would like separate account financial statements as of June 30, 1997, please call the appropriate number shown on the inside back cover of this report.

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--------------------------------------------------------------------------------

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life or variable annuity product and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain complete information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. The principal business address of Pruco Securities is 213 Washington Street, Newark, NJ 07102-2992.

TO OBTAIN ADDITIONAL COPIES OF THIS CONTRACT OWNER REPORT:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will now mail only one copy of all your related contracts at the same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Series Fund, Inc., Semiannual Report. Proxy material and tax information will continue to be sent to each account of record.

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TABLE OF CONTENTS

I.  LETTER TO CONTRACT OWNERS                                                2

    1.   Market Review                                                       4

    2.   Investment Advisor's Outlook                                        8

    3.   Individual Portfolios
         Money Market Portfolio                                             10
         Diversified Bond Portfolio                                         12
         Government Income Portfolio                                        14
         Zero Coupon Bond 2000 Portfolio                                    16
         Zero Coupon Bond 2005 Portfolio                                    17
         Conservative Balanced Portfolio                                    18
         Flexible Managed Portfolio                                         20
         High Yield Bond Portfolio                                          22
         Stock Index Portfolio                                              24
         Equity Income Portfolio                                            26
         Equity Portfolio                                                   28
         Prudential Jennison Portfolio                                      30
         Small Capitalization Stock Portfolio                               32
         Global Portfolio                                                   34
         Natural Resources Portfolio                                        36

II. The Prudential Series Fund, Inc.

    1.   Financial Statements                                               A1

    2.   Schedule of Investments                                            B1

    3.   Notes to Financial Statements                                      C1

    4.   Financial Highlights                                               D1

SIX MONTHS ENDED JUNE 30, 1997

LETTER TO CONTRACT OWNERS

[PHOTO]
E. Michael Caulfield
President


DEAR CONTRACT OWNER:

We are pleased to provide our Semiannual Report to you on the investment performance of the Portfolios that underlie your Prudential variable life or variable annuity contract.

Once again, the news is outstanding. In the first half of this year, stock prices surged nearly 21%, two times their rise in an average full year. In fact, the Dow Jones Industrial Average broke through 8000 on July 16, two weeks after the end of the first half. This certainly was not what most Wall Street experts had predicted.

Bonds, too, performed favorably in the first half of 1997. Bonds returned 3.1% over the last six months, as measured by the Lehman Brothers Aggregate Index. Corporate high yield bonds in general were the strongest, returning 5.8% for the period.

What led to such excellent performance? Conditions were idyllic for most investors in the first half -- economic growth was strong and interest rates were relatively stable, so corporate profits rose. Unemployment fell to a 23-year low and consumer confidence hit a 28-year high.


HOW DID OUR PORTFOLIOS PERFORM?

You'll be pleased to know that The Prudential Series Fund Portfolios delivered returns similar to those of the broader markets and consistent with the strategies around which they were designed. Through June 30, all of our diversified stock portfolios had posted double-digit returns. Most of our bond portfolios finished with solid results.

Several Portfolios had six-month returns higher than the average variable life and variable annuity contracts in their respective categories, as reported by Lipper Analytical Services, Inc.


IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Although in this report we're focusing primarily on performance for the first half of this year, remember that it's long-term performance that counts. Review your Portfolio's performance so far in 1997, but also be sure to note its longer-term record as well. You'll note that over the past three, five and 10 years many of our Portfolios have delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives.


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--------------------------------------------------------------------------------

"Conditions were idyllic for most investors in the first half -- economic growth was strong and interest rates were relatively stable, so corporate profits rose."

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable life and variable annuity products to finance long-term goals. So when you consider how to allocate either new or existing assets among these Portfolios, please look closely at their performance over five and 10 years as well.


COULD THE THIRD TIME BE A CHARM?

When the U.S. stock market rose 37% in 1995, we doubted it would be repeated any time soon. Then stocks advanced 23% in 1996. Again, we suggested that this kind of performance was unlikely to be duplicated again. And now, through the first half of 1997, stocks are already up nearly 21%.

It's clear that we -- and, we venture, most other investors -- cannot predict the stock market. Nevertheless, it's even more important now to repeat what we wrote six months ago -- that the U.S. stock market now sits at valuations beyond all historic boundaries.

Now, more than ever, your asset allocations should be based on reasonable expectations for those asset classes, not the most recent performance. What's reasonable? Well, over the last 70 years the average annual return of U.S. stocks is 10.7% as measured by the S&P 500.

With this in mind, you may want to reevaluate how you allocate your contract funds among the available investment options. While stocks ought to remain the investment of choice for most investors looking for long-term wealth accumulation, now might be a good time to consider diversifying a portion of your holdings. If you wish, contact your Prudential Representative/Pruco Securities Registered Representative for assistance in structuring a program to help meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ E. Michael Caulfield               /s/ Mendel A. Melzer

E. Michael Caulfield                   Mendel A. Melzer, CFA
President                              Chairman

July 23, 1997


[PHOTO]
MENDEL A. MELZER, CFA
CHAIRMAN

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IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.

1997 MARKET REVIEW


U.S. STOCKS

THE DOW: 6600, 6800, 7000, 7200, 7400, 7600 . . .

After rising 37% in 1995 and 23% in 1996, stock prices rose another 21% in the first six months of 1997. This stunning performance prompted analysts and economists alike to reach for superlatives.

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HOW THE MARKETS COMPARED.(1)

[GRAPH]

                   YEAR-TO-DATE 1997        AVERAGE RETURN OVER
                                            PAST 20 YEARS (ANNUALIZED)
MONEY MARKET             2.5%                       7.7%

BONDS                    3.1%                       9.5%

FOREIGN STOCKS          15.6%                      15.1%

U.S. STOCKS             20.6%                      15.9%


THIS CHART COMPARES THE 6-MONTH RETURN AS OF 6/30/97 FOR VARIOUS CATEGORIES OF INVESTMENTS WITH THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR THE SAME INVESTMENT. AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. UNLIKE STOCKS, BONDS GENERALLY OFFER A FIXED RATE OF RETURN AND PRINCIPAL IF HELD TO MATURITY. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING.

(1) SOURCE: PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY. U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE. BONDS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE INDEX. FOREIGN STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX.

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--------------------------------------------------------------------------------

The wonder was the economy. The current U.S. economic expansion is now in its seventh year, the third longest in history. Unemployment is at its lowest since 1973. Inflation seems like a distant memory. All of this means higher corporate revenues and stable corporate borrowing costs -- and as a result, higher corporate profits. It's a nearly idyllic investment environment.

To be sure, the stock market did not rocket straight up in the first half of the year. Stocks actually fell nearly 10% in the spring, amid short-lived fears of higher interest rates. Back in March, the Federal Reserve increased short-term interest rates (by a quarter of a percentage point), for the first time in two years. The nation's central bankers feared that first-quarter economic growth would set off a new round of inflation. Stocks recovered in April amid evidence the growth rate was moderating.

LARGE STOCKS WERE THE LEADERS, AGAIN.

In the first half of the year, the biggest stocks were the best performers. The five biggest companies in the S&P 500 gained 34% in the first half of the year, while the top 25 companies gained 28%. Of the largest companies, the drug stocks seemed to do the best as a group, with Warner Lambert up 67%, Eli Lilly rising 51%, Bristol-Myers Squibb climbing 49% and Pfizer advancing 45% during the period.

Small company stocks trailed larger companies, as they have for several years now, rising 10% in the first half of 1997 as measured by the Russell 2000*. (These companies are generally defined as those whose outstanding stock is valued at less than $1 billion.) Still, performance of these stocks has been improving in recent months. Consumer growth stocks (powered by the pharmaceutical companies) led the market, followed by financial and consumer cyclical stocks (auto, retail and housing stocks whose fortunes tend to mirror the ups and downs of the economy).

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U.S. STOCKS: CONSUMER GROWTH TOPS.

                                 Y-T-D
                                6/30/97
                                -------
Consumer Growth                   24.5%
Finance                           23.6%
Consumer Cyclical                 21.1%
Technology                        21.0%
Industrials                       19.4%
Energy                            18.6%
Utilities                          7.8%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.


CONSUMER GROWTH stocks rose almost 25% during the first half of 1997, powered primarily by drug companies, beverages and household products. As stock prices rose higher and higher, investors seemed to favor the very largest companies that produce the most steadily predictable earnings and therefore stocks that can be traded most easily. Widely owned Coca-Cola rose 30%. Another household name, Gillette, rose 22%. Drug companies also did well, as previously mentioned.

FINANCIAL stocks climbed nearly 24% for the period. Mergers and acquisitions among financial companies continued to dominate (such as Morgan Stanley and Dean Witter), helping to fuel interest in this area. A feeling that the Federal Reserve would not raise short-term interest rates any further helped power bank stocks higher.

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LARGE STOCKS OUTPERFORMED SMALL STOCKS.

                     Y-T-D      20-Year
                    6/30/97     Average
                    -------     -------
S&P 500*             20.6%       15.9%
NASDAQ*              11.7%       14.3%
Russell 2000*        10.2%       15.7%
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* THE STANDARD & POOR'S 500, NASDAQ, AND
RUSSELL 2000 ARE UNMANAGED INDICES THAT
ARE CONSIDERED TO BE GENERALLY
REPRESENTATIVE OF U.S. STOCK MARKETS.
INVESTORS CANNOT INVEST DIRECTLY IN
INDICES OR MARKET AVERAGES. PAST
PERFORMANCE IS NO GUARANTEE OF FUTURE
RESULTS.

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THE DOW IN THE PAST TWELVE MONTHS.

[GRAPH]

                                 The Dow rose 20% in
                                      11 weeks,
                                   closing at 7688.

                                The Dow marched from
                                   5500 to 7000 in
                                      8 months.

                            In March and April, fears of
                       higher interest rates shook the market.

Jul                 5473.06
                    5679.83
                    5681.31
                    5689.45
                    5722.74
Aug                 5616.21
                    5659.86
                    5838.52
                    5888.46
Sep                 5872.92
                    5992.86
                    5969.38
                    6094.23
Oct                 6007.02
                    6021.93
                    6219.82
                    6348.03
                    6471.76
Nov                 6521.7
                    6381.94
                    6304.87
                    6484.4
Dec                 6560.91
                    6544.09
                    6703.04
                    6833.1
                    6696.48
Jan                 6813.09
                    6855.8
                    6988.96
                    6931.62
Feb                 6877.74
                    7000.89
                    6935.46
                    6804.79
Mar                 6740.59
                    6526.07
                    6391.69
                    6703.55
Apr                 6738.87
                    7071.2
                    7169.53
                    7194.67
                    7345.91
May                 7331.04
                    7435.78
                    7782.04
                    7796.51
Jun                 7687.72


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--------------------------------------------------------------------------------
WEEKLY CLOSE OF THE DOW JONES INDUSTRIAL AVERAGE FOR THE PAST TWELVE MONTHS.


CONSUMER CYCLICAL stocks ranked third, rising 21% during the period, as the U.S. economy grew at 4.9% in the first quarter, and unemployment was at its lowest since 1973. Retailers led, powered by major gainers Nordstrom, up 39%; Home Depot, advancing 38%; and Dayton Hudson, climbing 37%.

1997 MARKET REVIEW CONTINUED


U.S. BONDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
30-YEAR U.S. TREASURY YIELDS.

    [GRAPH]
Jul                    6.97
Aug                    7.12
Sep                    6.92
Oct                    6.64
Nov                    6.35
Dec                    6.64
Jan                    6.79
Feb                    6.8
Mar                    7.1
Apr                    6.96
May                    6.91
Jun                    6.78


            Slower economic growth pushed yields down to 6.78% on June 30.


Yields bottomed at 6.35% on Nov. 29.


Inflation fears drove yields up to 7.17% on April 14.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MONTHLY CLOSING YIELDS FOR THE PAST TWELVE MONTHS. SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.


INTEREST RATES: SOMEWHAT STABLE.

Long-term interest rates rose, then fell, in the first half of the year, ending slightly higher at midyear. The Federal Reserve raised short-term interest rates for the first time in two years, lifting the overnight bank lending rate by a quarter of a percentage point in March to 5.5% as a precaution against too-strong economic growth. In response, long-term interest rates at first rose. Rates later eased as inflation worries subsided, along with concerns of further action by the Federal Reserve.

Bonds returned 3.1% over the first six months of 1997 as measured by the Lehman Brothers Aggregate Index. The yield on the bellwether 30-year U.S. Treasury bond rose to 6.78% on June 30, 1997, from 6.64% on December 31, 1996. Short-term rates, as measured by the three-month U.S. Treasury bill, actually fell slightly, to 5.17% on June 30, 1997.

Corporate high yield bonds in general were the strongest, returning 5.8% for the period. High yield corporate bonds fared well on solid economic growth, rising corporate profits, minimal defaults and powerful demand as a broadening base of institutional investors seeking higher yields became interested in this sector. A large number of new issues were sold in the first half -- $55 billion -- only $8 billion less than in all of last year. Better-rated high yield securities, as a group, outperformed those with poorer credit ratings.

Solid economic growth, stable inflation and steady governments also helped emerging markets bonds to a strong first half. Argentina led all of Latin America, rising 11% as financial stability in the region improved generally. Brazil, Mexico and Venezuela followed, as reported by Morgan Stanley.

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HIGH YIELD BONDS PERFORMED BEST.

High Yield Bonds                   5.8%
Mortgage Bonds                     3.9%
Aggregate Index                    3.1%
Corporate Bonds                    3.1%
Government Bonds                   2.6%
--------------------------------------------------------------------------------
SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.

FOREIGN STOCKS

EUROPE STRONG; JAPAN AND PACIFIC REGION REBOUND.

Although stock markets in Europe and the Pacific couldn't match the torrid performance of the U.S. market in the first half of 1997, European stocks were strong and Pacific stock markets -- especially Japan, which represents two-thirds of the region -- came alive in the second quarter.

In the Pacific, returns for the full first six months of the year were comparatively subdued: Pacific stocks rose 7% and Japanese stocks climbed 9%. But these returns masked a 24% gain by Japanese stocks for U.S. investors in the second quarter, because the yen strengthened significantly against the U.S. dollar.

LET'S DO EUROPE.

Europe was the best region outside the United States in the first six months (as measured in dollars), as stocks of many more-efficient export-oriented companies led markets higher. European stocks in general have benefited from the movement toward monetary unity in 1999, which has forced governments to economize, reducing interest rates. Export-oriented companies fared best, rising in the second quarter.

JAPAN RISES.

A strengthening yen powered Japanese stocks to their highest levels since December, igniting gains throughout the Pacific region. The U.S. dollar lost 12% against the yen in just five weeks in May and June. This helped Japanese stocks rise 24% for U.S. investors in the second quarter. But because Japanese stocks had lost ground in the first quarter of 1997, they were ahead only 9% in U.S. dollars for the first half of the year.

Hong Kong stocks also performed well, as investors overcame their fear of turning over the British colony to China after more than 150 years.

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U.S. TOPS FOREIGN MARKETS.

                                 Y-T-D
                                6/30/97
                                -------
MSCI World Index                  15.6%
MSCI Europe Index                 14.5%
MSCI EAFE Index                   11.4%
MSCI Japan Index                   9.2%
MSCI Pacific Index                 7.3%
S&P 500 INDEX                     20.6%
--------------------------------------------------------------------------------
SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF 1,472 SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORGAN STANLEY COUNTRY INDICES [EUROPE, ASIA, FAR EAST (EAFE), PACIFIC AND JAPAN] ARE UNMANAGED INDICES THAT INCLUDE THOSE STOCKS MAKING UP THE LARGEST TWO-THIRDS OF EACH COUNTRY'S TOTAL STOCK MARKET CAPITALIZATION. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INDICATIVE OF THE PAST, PRESENT OR FUTURE PERFORMANCE OF ANY SPECIFIC INVESTMENT. INVESTORS CANNOT INVEST DIRECTLY IN STOCK INDICES.

THE STANDARD & POOR'S 500 IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS, WHICH PROVIDES A BROAD INDICATOR OF STOCK PRICE MOVEMENTS.

1997 INVESTMENT ADVISOR'S OUTLOOK


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ECONOMIC OUTLOOK.

                                   Est.
                                   1997
                                   ----
 GDP                               2.7%
 Inflation                         2.2%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL ECONOMICS.


THE ECONOMY.

Our economists at Prudential suspect that growth will remain relatively subdued for the rest of the year. Economic growth slowed sharply in the second quarter.

They also expect inflation will remain benign, below 3%. As a result, the Federal Reserve will likely refrain from raising short-term interest rates any further this year, and the central bankers may ultimately lower rates by early next year, our economists predict.

U.S. STOCKS: WHAT'S AFTER 8000?

Now that the Dow Jones Industrial Average has hurdled 8000, with some analysts now predicting a Dow of 10,000, it's only natural to wonder how long all this good news can continue. After all, stock prices have doubled in the last two and a half years.

At these high price levels, stock selection is even more crucial. So, too, is understanding the objective, strategy and risks of the portfolio in which your contract values are invested. Some stocks now sell at very high prices -- particularly those of large, well-known companies. But other stocks remain attractive. Some of our managers like industrial companies, real estate investment trusts and securities brokerages, because they believe they have room to appreciate. Others like insurance, paper and retailing, thinking they are undervalued. Our growth stock managers who have done very well with the pharmaceuticals, also think that technology is due for an upswing after hitting what seemed like a bottom in April.

BONDS: WE'RE SEARCHING FOR YIELD.

We suspect that prices in the bond market will remain relatively stable through the rest of the year, depending on the relative weakness or strength that investors see in the economy.

We are focusing now on finding bonds that provide more yield than U.S. Treasurys while offering comparatively little additional risk.

We are particularly interested in crossover bonds -- those with split ratings of investment grade (BBB) by one rating agency and just below investment grade (BB) by another. Frequently, we can buy these bonds at more attractive prices than bonds rated below investment grade (high yield bonds), because of the uncertainty over their credit strength.

We are also interested in emerging markets. Relative stability in governments, economic growth and low inflation made emerging markets bonds the best-performing bonds in the world in the first half of the year. We've added Russian, South African, Panamanian and Polish bonds, among others, to our portfolios.

FOREIGN STOCKS: LOOK FOR THE JAPANESE SURPRISE.

The Japanese stock market may be a pleasant surprise this year. We've purchased stocks of domestically oriented Japanese companies that sell their products and services within the country; they are more attractively priced than export-oriented multinational companies.

In Europe, we see the opposite. We are invested in multinational stocks, particularly those that are restructuring to increase efficiency. We believe that the movement toward a common European currency will continue to constrain economic growth rates within Europe, so we are most interested in companies listed on European stock exchanges but that derive most of their revenues from outside Europe.

In Hong Kong, we suspect that the new Chinese control will limit the escalation of real estate prices. Since property-related stocks are about a third of the market index, prices in general will have to struggle to move higher.

A REALITY CHECK.

Stock prices in general have nearly doubled in the last two and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years, and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1926, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years, returns have been much higher, as the chart below shows.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RETURNS OF THE U.S. STOCK
MARKET.
                                Average
                                 Annual
                                 Return
                                -------
LAST 70 YEARS
1926-1996                         10.7%

LAST TWO YEARS
1995                              37.4%
1996                              23.0%

LAST SIX MONTHS
1997                              20.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

MONEY MARKET PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio got off to a solid start in 1997. On June 30, 1997, your Portfolio's 7-day yield was 5.36%, up from 5.15% on December 31, 1996.
Its return of 2.61% for the first six months exceeded the 2.47% return of the average money market fund tracked by Lipper Analytical Services.

Interest rates started to rise late in the first quarter when economic activity accelerated. In March, the Federal Reserve increased the overnight bank lending rate. Since then, yields have fallen amid signs of moderating U.S. economic growth and a belief that the Federal Reserve will not raise interest rates again for some time. Indeed, the central bank voted to hold rates steady at its meetings on May 20 and July 2.

During this period of fluctuating interest rates, the Portfolio's performance benefited from a decision to hold a mixture of very short term securities to take advantage of rising interest rates and longer term money market securities to lock in higher interest rates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.00.


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                 SIX        ONE      THREE     FIVE       TEN
                                                MONTHS     YEAR      YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------------
  Money Market Portfolio(1)                      2.61%     5.30%     5.36%     4.46%     5.87%
------------------------------------------------------------------------------------------------
  Lipper (VIP) Money Market Avg.(2)              2.47%     5.04%     5.06%     4.21%     5.59%
------------------------------------------------------------------------------------------------


MONEY MARKET PORTFOLIO INCEPTION DATE: 5/13/83.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHORT-TERM INTEREST RATES DURING THE PAST 12 MONTHS

  [GRAPH]

              MONEY MARKET PORTFOLIO   AVERAGE MONEY MARKET FUND
    Jul                  5.05                     4.82
                         5.02                     4.87
                         5.05                     4.79
                         5.05                     4.82
    Aug                  5.06                     4.79
                         5.01                     4.83
                         5.05                     4.82
                         5.04                     4.83
    Sep                  5.06                     4.81
                         5.09                     4.86
                         5.09                     4.81
                         5.12                     4.82
                         5.12                     4.8
    Oct                  5.11                     4.82
                         5.06                     4.85
                         5.11                     4.82
                         5.11                     4.86
    Nov                  5.11                     4.82
                         5.12                     4.88
                         5.11                     4.82
                         5.1                      4.82
                         5.11                     4.83
    Dec                  5.15                     4.9
                         5.23                     4.89
                         5.18                     4.82
                         5.13                     4.82
    Jan                  5.13                     4.82
                         5.1                      4.87
                         5.11                     4.81
                         5.11                     4.81
    Feb                  5.08                     4.8
                         5.21                     4.84
                         5.08                     4.8
                         5.17                     4.81
    Mar                  5.14                     4.83
                         5.16                     4.96
                         5.21                     4.91
                         5.22                     4.93
                         5.18                     4.94
    Apr                  5.18                     4.96
                         5.19                     4.96
                         5.17                     4.98
                         5.28                     4.98
    May                  5.31                     4.99
                         5.28                     5.02
                         5.33                     5
                         5.33                     5.03
    Jun                  5.34                     5
--------------------------------------------------------------------------------
Weekly 7-day current yields of the Money Market Portfolio and the IBC Financial Data, Inc., Money Market Fund Average.

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) MONEY MARKET AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------

INVESTMENT GOAL
Current income, stability of capital and maintenance of liquidity.

TYPES OF INVESTMENTS
Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs); Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

PERFORMANCE REVIEW.

READY FOR THE RATE RISE. Late in the first quarter, Federal Reserve officials began hinting that the central bank might act preemptively to slow economic growth and keep inflation in check.

We heeded the warnings and began preparing your Portfolio for the possibility of a rate increase by investing in very short-term securities. At the same time, we purchased one-year corporate obligations in order to take advantage of the recent rise in yields on these securities.

As expected, the central bank raised the rate banks pay to borrow funds by a quarter of a percentage point, to 5.5%, on March 25. This was the first interest rate rise in two years.

STRATEGY SESSION.

A two-pronged approach. Expecting a Federal Reserve interest rate increase in March, we focused on one-month and one-year money market securities as well as securities whose coupons adjust periodically with changes in the London Interbank Offered Rate (LIBOR).

Investing in the one-month sector allowed the Portfolio to reinvest those assets in higher-yielding securities once the Federal Reserve increased shortterm interest rates. Meanwhile, we also invested in higher-yielding corporate obligations such as bank notes and CDs that mature in a year.

Although the U.S. economy grew rapidly in the first quarter, later reports on retail sales, housing starts, producer and consumer prices indicated economic growth eased in the second quarter and inflation remained tame.

The retail sales data are especially important, because consumer spending accounts for two-thirds of gross domestic product in the United States. With the U.S. economy apparently growing more slowly, interest rates edged lower in the second quarter. As a result, the one-year corporate obligations we purchased have appreciated in value.

OUTLOOK


PORTFOLIO MANAGER

MANOLITA BRASIL

GUARDEDLY OPTIMISTIC.

"I remain cautious. Unemployment is near historic lows, and although economic growth appears to have slowed in the second quarter, the economy continues to operate at a high capacity.

"So if consumers start buying again and demand rises, I believe the Federal Reserve will feel compelled to raise interest rates. I think in the third quarter, if demand picks up and job growth remains high, the Fed will raise interest rates by another 25 basis points. If demand does not pick up and inflation continues to be favorable, as it has been, then the Federal Reserve will most likely keep interest rates where they are now."


[PHOTO]
PORTFOLIO MANAGER
MANOLITA BRASIL

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

                             6/30/97            12/31/96
                             -------            --------

Comm. Paper                    54%                 47%

Floating/Adj. Rate             18%                 20%
Yankee Comm. Paper             12%                  6%
Other Corp. Oblg.              10%                  5%
Foreign Bank Oblg.              3%                 17%
U.S. Bank Oblg.                 2%                  4%
Bank Holding Co. CP.            1%                  1%
----------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
A WORD ABOUT QUALITY.

AS OF JUNE 30, 1997, ALL OF THE PORTFOLIO'S INVESTMENTS WERE RATED IN THE HIGHEST CATEGORY BY AT LEAST TWO MAJOR, INDEPENDENT RATING AGENCIES OR, IF UNRATED, WERE DEEMED TO BE OF EQUIVALENT QUALITY BY OUR CREDIT RESEARCH STAFF. INVESTMENTS DEEMED TO BE OF EQUIVALENT QUALITY THAT WERE NOT RATED WERE SUBJECT TO RATIFICATION BY THE BOARD OF DIRECTORS.
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

DIVERSIFIED BOND PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio performed better than its benchmarks in the first six months of 1997. With a six-month return of 4.11%, your Portfolio easily beat the 3.07% total return on the average Lipper (VIP) Corporate Debt portfolio and the 3.09% return of the Lehman Aggregate Index.

We were helped by our sizable holdings in corporate bonds, including those from the media and cable industry. We also held higher-yielding U.S.
dollar-denominated bonds issued by foreign governments such as Mexico, Argentina, Panama, Venezuela and South Africa.

Your Portfolio has performed better than the average corporate debt fund in variable life and annuity products over the past one, three, five and 10 years. The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                 SIX        ONE      THREE     FIVE       TEN
                                                MONTHS     YEAR      YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------------
  Diversified Bond Portfolio(1)                  4.11%    10.38%     9.70%     7.85%     8.92%
------------------------------------------------------------------------------------------------
  Lipper (VIP) Corp. BBB Avg.(2)                 3.07%     8.59%     8.74%     7.45%     8.55%
------------------------------------------------------------------------------------------------
  Lehman Aggregate Index(3)                      3.09%     8.15%     8.53%     7.12%     8.82%
------------------------------------------------------------------------------------------------
DIVERSIFIED BOND PORTFOLIO INCEPTION DATE: 5/13/83.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

[GRAPH]


        $23,497 Diversified              $22,946 Lipper (VIP)        $23,284 Lehman
        Bond Portfolio(1)                Corp. BBB Avg.(2)           Aggregate Index(3)
        -------------------              --------------------        ------------------
87             10000                            10000                     10000
               10122.3                          10156.1                   10292.7
88             10638.3                          10660.7                   10805.3
               10951.7                          10984.4                   11104.3
89             11934                            11909.2                   12125.4
               12428.5                          12400.6                   12717.8
90             12702.1                          12707.6                   13077.6
               13463                            13327.6                   13857.3
91             14068.5                          14028.7                   14476.9
               15676.4                          15593.4                   16074.9
92             16100.4                          16030.3                   16509.7
               16802.3                          16711.8                   17264.7
93             18018.3                          18017.5                   18455.1
               18504.4                          18609.4                   18947.9
94             17799.5                          17754.4                   18215
               17906.7                          17875                     18395.3
95             20070.1                          20072.2                   20500.5
               21619.1                          21454.5                   21793.7
96             21287.1                          21059.2                   21528.9
               22569.6                          22185.7                   22584.9
97             23496.7                          22945.8                   23283.5


--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.
(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) CORPORATE BBB AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY
    PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT
    NOT PRODUCT CHARGES.
(3) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE
    REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF
    TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT
    MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
High level of income over the long term while providing reasonable safety of capital.

TYPES OF INVESTMENTS
U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

INVESTMENT STYLE
This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.


PERFORMANCE REVIEW.

WINNING CHOICES. Bond prices fell and interest rates rose both before and after the Federal Reserve raised the overnight bank lending rate by a quarter of a percentage point to 5.5% on March 25 to keep the economy from fueling higher inflation. (Prices on older bonds typically fall as interest rates rise, because newly issued bonds will carry higher coupons.)
Still, your Portfolio achieved exceptional results, primarily because we carefully selected corporate bonds that performed well even though interest rates rose somewhat. These bonds responded more to solid corporate earnings and a lower-than-expected volume of new bond issues. With fewer bonds from which to choose, prices on those available tended to gain.

STRATEGY SESSION.

SPOTLIGHT ON MEDIA AND CABLE BONDS. We focused on bonds issued by companies in the media and cable industry. Our holdings in Time Warner Inc. and Telecommunications Inc. appreciated markedly as their financial positions improved. For example, Time Warner reported that its cash flow surged a hefty 16% during the first quarter of 1997. Telecommunications Inc. is reducing debt on its balance sheets and increasing cash flow by reducing capital expenditures and expenses.

A new type of preferred security called a preferred trust security was first sold in the market in November 1996 by some banks and insurance companies. These were priced inexpensively to attract investors, so we bought them. We were not disappointed, because prices have risen markedly since they were first issued.

KNOWING WHEN TO STAY PUT. Your Portfolio also performed well because we did not try to predict the course of interest rates, which proved very volatile in the first half of the year. We kept duration, a measure of the Portfolio's sensitivity to changes in interest rates, in a tight range of 5.1 years to 5.3 years during the period.

The shorter the duration, the more the Portfolio's value is protected when interest rates climb. So your Portfolio suffered only minimally when the Federal Reserve raised the overnight bank lending rate, but its value improved as bond prices rose in June.

OUTLOOK

PORTFOLIO MANAGER

BARBARA KENWORTHY

CROSSOVER CREDITS.

"Corporate bond issuance has been heavy, and given the positive performance in the stock market and the reduced supply of government bonds, we've held more corporate bonds than usual and have tried to pick the more attractive opportunities in the market.

"Many of these companies are known as crossover credits, because at least one rating agency considers them investment grade while another rater does not. By investing in these bonds, we have kept both the yield and the quality of the Portfolio relatively high. At the same time, we've been able to avoid holding too many higher-yielding bonds that are of lower quality."

[PHOTO]

PORTFOLIO MANAGER

BARBARA KENWORTHY

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                                     6/30/97           12/31/96
                                     -------           --------

U.S. Corporates                          59%                61%

Foreign (US$)                            29%                17%

Mortgages                                 4%                 4%

U.S. Treasurys                            3%                13%

Other                                     3%                 4%

U.S. Gov't. Agencies                      2%                 1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT QUALITY

                                                        6/30/97
                                                        -------
U.S. Gov't. Agencies                                         5%
AAA                                                          5%
AA                                                           2%
A                                                           19%
BBB                                                         52%
BB                                                          16%
B                                                            1%

Avg. Credit Quality                                         BBB
Duration                                             5.27 Years
Avg. Maturity                                        16.2 Years
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

GOVERNMENT INCOME PORTFOLIO+


PERFORMANCE SUMMARY.

Our emphasis on investing in bonds with higher yields than U.S. Treasurys enabled your Portfolio to post a total return of 2.63%. Our holdings of higher-yielding government agency bonds and asset-backed bonds appreciated in value, which helped your Portfolio. Over the past one, three, and five years and since inception, your Portfolio has placed above the average U.S. government fund in variable life and variable annuity products.

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio and not to the value of the Portfolio's shares. Mortgage-backed bonds entail additional prepayment and extension risk.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.



----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  SIX       ONE      THREE     FIVE         SINCE
                                                MONTHS     YEAR      YEARS     YEARS     INCEPTION*
----------------------------------------------------------------------------------------------------
  Government Income Portfolio(1)                 2.63%     7.52%     7.98%     7.06%        8.53%
----------------------------------------------------------------------------------------------------
  Lipper (VIP) General U.S. Gov't. Avg.(2)       2.65%     7.23%     7.56%     6.43%        8.34%
----------------------------------------------------------------------------------------------------
  Lehman Gov't. Index(3)                         2.63%     7.40%     7.95%     6.98%        8.76%
----------------------------------------------------------------------------------------------------
GOVERNMENT INCOME PORTFOLIO INCEPTION DATE: 5/1/89.




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]


           $19,512 Government          $19,240 Lipper (VIP)             $19,851 Lehman
           Income Portfolio(1)         General U.S. Gov't. Avg.(2)      Gov't. Index(3)
           -----------------------     ---------------------------      ----------------
                 10000                    10000                            10000
89               10714.8                  10536.7                          10577.3
                 11159.2                  10985.9                          11065.2
90               11288.2                  11192.2                          11309.9
                 11866.1                  11841.5                          12029.8
91               12118.4                  12272.7                          12456.2
                 13776.8                  13742                            13872.3
92               13877                    14035.5                          14168.6
                 14583.3                  14700.3                          14874.8
93               15907.6                  15790.2                          15996.5
                 16415.3                  16147.2                          16460.2
94               15495.4                  15376.4                          15782.7
                 15567.7                  15489                            15904.6
95               17432.1                  17224.3                          17685.9
                 18599.6                  18317.4                          18821.7
96               18147.7                  17919.7                          18484
                 19012                    18756.2                          19343.3
97               19512.1                  19240.3                          19851.3


--------------------------------------------------------------------------------
+ NOT AVAILABLE IN ALL CONTRACTS.

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/89.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GENERAL U.S. GOVERNMENT AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURNS OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LGI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LGI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
High level of income over the long term consistent with the preservation of capital.

TYPES OF INVESTMENTS
Primarily intermediate and longer-term U.S. government bonds, including U.S. Treasurys and agencies and mortgage-backed securities such as GNMA, FNMA and FHLMC bonds, foreign government securities.

INVESTMENT STYLE
This Portfolio seeks high current return by selecting bonds that offer an attractive combination of current income and price appreciation. The Portfolio Manager's goal is to select bonds believed to offer the best value in a given market climate.


PERFORMANCE REVIEW.

SLOWER ECONOMIC GROWTH HELPED. Bond prices fell and interest rates rose both before and after the Federal Reserve increased the overnight bank lending rate by a quarter percentage point to 5.5% on March 25 to keep the vibrant economy from pushing up inflation. (Higher interest rates hurt older bonds, because newly issued bonds will carry higher coupons.)

But as economic growth slowed in the second quarter, bond prices began to recover and interest rates fell. Prices also improved on some of our higher-yielding assets such as government agency bonds and asset backed bonds, which aided our return for the first six months of 1997.

STRATEGY SESSION.

HUNTING FOR HIGHER YIELDS. As investors waited for the Federal Reserve to increase the overnight bank lending rate, demand grew for bonds that yielded more than U.S. Treasurys, because the incremental returns add to total performance. At the same time, bond prices were expected to remain in a range which also whets investor appetite for higher yield. Amid these market conditions, we decreased our holdings of U.S. Treasurys to about 33% of total assets from 47% on December 31, 1996.

We earned incremental yield on Small Business Administration bonds that carry a full U.S. government guarantee and on asset backed bonds. Prices on both types of bonds gained in the second quarter, providing additional support to your Portfolio.
More would have been merrier. Mortgage-backed bonds are issued by quasi-government public agencies such as Fannie Mae and Freddie Mac or private companies. When bond prices are moderately stable, investors are less concerned that mortgage-backed bonds could be paid off early, because consumers are less likely to refinance their underlying home loans if interest rates do not fall significantly. With prepayment risk minimized, market conditions were nearly ideal for investing in mortgage-backed bonds. The Portfolio would have performed better if we had purchased even more.

OUTLOOK

PORTFOLIO MANAGER

BARBARA KENWORTHY

YIELDS VOLATILE, BUT WITHIN A RANGE.

"The economy has slowed enough to keep the Federal Reserve satisfied with interest rates for now. In addition, Treasurys are in demand now because the government has paid down a lot of debt this year. So we are optimistic that bond prices will improve.

"We have extended duration (a measure of the Portfolio's sensitivity to interest rate changes) a little bit. We've continued to add to longer maturities, because we're looking for them to perform better than shorter maturities.

"We've also tried to find the better incremental yield opportunities in the market that still meet our high quality investment criteria."

[PHOTO]
PORTFOLIO MANAGER
BARBARA KENWORTHY


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                                          6/30/97            12/31/96
                                          -------             -------
U.S. Treasurys                                33%                 47%
Mortgages                                     30%                 27%
U.S. Gov't. Agencies                          22%                 15%
Asset-backed                                   5%                  3%
Corporates                                     5%                  5%
CMOs                                           3%                  2%
Cash                                           2%                  1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT QUALITY

                                                              6/30/97
                                                              -------
U.S. Gov't. Agencies                                              53%
AAA                                                               40%
AA                                                                 2%
BBB                                                                3%
Cash                                                               2%

Avg. Credit Quality                                               AAA
Duration                                                   5.08 Years
Avg. Maturity                                              9.10 Years
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

ZERO COUPON BOND 2000 PORTFOLIO+

PERFORMANCE SUMMARY.

Despite a tough first quarter, your Portfolio's total return of 2.11% for the last six months was in line with the Lipper (VIP) Target Maturity Average of 2.18%.

The Federal Reserve increased the overnight bank lending rate by a quarter of a percentage point to 5.5% on March 25, pushing prices of zero coupon bonds lower. Prices of these bonds generally tumble further than coupon-bearing bonds when interest rates rise. That's because zero coupon bonds don't periodically pay interest, which can cushion price changes.

Still, the Portfolio's comparatively short maturity helped its performance. When interest rates climb and prices fall, bonds with shorter maturities typically lose less than ones with longer maturities.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997


                                                  Six       One      Three     Five       Ten
                                                Months      Year     Years     Years     Years
-----------------------------------------------------------------------------------------------
  Zero Coupon 2000 Portfolio(1)                  2.11%     6.37%     7.96%     7.96%     9.69%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Target Mat. Avg.(2)               2.18%     7.47%     8.85%     8.75%     9.63%
-----------------------------------------------------------------------------------------------
  Lehman Gov't. Index(3)                         2.63%     7.40%     7.95%     6.98%     8.47%
-----------------------------------------------------------------------------------------------
ZERO COUPON 2000 INCEPTION DATE: 2/12/86.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

[GRAPH]

             $25,209 Zero Coupon       $25,060 Lipper (VIP)      $22,548 Lehman
             2000 Portfolio(1)         Target Mat. Avg.(2)       Gov't. Index(3)
            ---------------------      -------------------       ---------------

87                    10000                       10000                  10000
                      10025.4                     10051.1                10280.3
88                    10724.4                     10698.8                10719.1
                      11185.4                     11167.4                11003.2
89                    12933.8                     12920.2                12014.3
                      13464.9                     13476.4                12568.5
90                    13309                       13325                  12846.4
                      14152.6                     14219.3                13664
91                    14504.3                     14545.4                14148.4
                      17083.8                     17152.2                15756.9
92                    17190.9                     17222.4                16093.4
                      18552.1                     18591.2                16895.6
93                    20889                       20880.6                18169.7
                      21548.3                     21489.7                18696.4
94                    20030.3                     20006.7                17926.8
                      20002                       19967.6                18065.3
95                    22859.8                     22770.9                20088.6
                      24315.2                     24105.1                21378.7
96                    23699.5                     23532.3                20995.1
                      24687.8                     24520.1                21971.2
97                    25209                       25060.1                22548.2

--------------------------------------------------------------------------------
+ NOT AVAILABLE IN ALL CONTRACTS.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) TARGET MATURITY AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LGI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LGI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS
Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE
The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2000.


PERFORMANCE REVIEW.
Difficult start, easier finish. Investors were on pins and needles in the first quarter amid concern that stronger economic growth could ignite higher inflation. Interest rates rose and bond prices fell as investors figured that the Federal Reserve would soon increase the overnight bank lending rate to keep the economy from overheating. Because zero coupon bonds are extremely sensitive to interest rate fluctuations they declined, pulling down the value of your Portfolio.

The situation changed abruptly in the second quarter. The economy that had raced ahead in the first quarter grew more slowly in the second. As a result, inflation jitters subsided, interest rates edged lower and zero coupon bond prices began to recover. Your Portfolio erased its relatively modest declines to finish the first half higher.

ZERO COUPON BOND 2005 PORTFOLIO+

PERFORMANCE SUMMARY.

The Federal Reserve's decision to raise the overnight bank lending rate by a quarter of a percentage point on March 25 pressured zero coupon bonds. Your Portfolio posted a total return of 1.97% that lagged the Lipper (VIP) Target Maturity Funds category of 2.18%. Historically, your Portfolio has outperformed similar funds over the past one, three, and five years and since inception.

Zero coupon bonds tend to decline more than other types of bonds when interest rates rise, because they do not have coupon payments that generally help cushion price changes in other bonds.

Furthermore, your Portfolio's relatively long maturity also worked against it earlier in the year. When interest rates climb and prices fall, bonds with longer maturities typically decline more than those of bonds with shorter maturities.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five    Since
                                                Months      Year     Years     Years Inception*
-----------------------------------------------------------------------------------------------
  Zero Coupon 2005 Portfolio(1)                  1.97%     8.38%    10.22%    10.11%    10.34%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Target Mat. Avg.(2)               2.18%     7.47%     8.85%     8.75%    10.31%
-----------------------------------------------------------------------------------------------
  Lehman Gov't. Index(3)                         2.63%     7.40%     7.95%     6.98%     8.76%
-----------------------------------------------------------------------------------------------
ZERO COUPON 2005 INCEPTION DATE: 5/1/89.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[Graph]

           $22,316 Zero Coupon     $22,310 Lipper (VIP)      $19,851 Lehman
           2005 Portfolio(1)       Target Mat. Avg.(2)       Gov't. Index(3)
           -------------------     --------------------      --------------

88
                 10000                      10000                  10000
89               10788.7                    11131.6                10577.3
                 11166.6                    11568.9                11065.2
90               10878.6                    11304.6                11309.9
                 11453.2                    12080                  12029.8
91               11604.4                    12174.3                12456.2
                 13872.6                    14525.3                13872.3
92               13788.9                    14515.2                14168.6
                 15212.8                    15881.4                14874.8
93               17741.8                    18177.3                15996.5
                 18550.1                    18922.9                16460.2
94               16666.8                    17249.9                15782.7
                 16768.2                    17342.4                15904.6
95               20121                      20311.5                17685.9
                 22108.6                    22103.4                18821.7
96               20589.8                    20988.4                18484
                 21884.8                    22179.3                19343.3
97               22316.3                    22310.5                19851.3

--------------------------------------------------------------------------------
+ NOT AVAILABLE IN ALL CONTRACTS.

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/89.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) TARGET MATURITY AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN GOVERNMENT INDEX (LGI) IS A WEIGHTED INDEX COMPRISED OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH A REMAINING MATURITY OF ONE TO 30 YEARS. THE LGI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LGI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LGI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------

INVESTMENT GOAL
Highest predictable compound investment return consistent with safety of capital, if held to maturity.

TYPES OF INVESTMENTS
Primarily the debt obligations of the U.S. Treasury and investment-grade corporations that have been issued without interest coupons or have been stripped of interest coupons.

INVESTMENT STYLE
The Portfolio will allocate assets among U.S. Treasury and agency securities or zero coupon issues sold by corporations to find the highest yield available in bonds maturing in 2005.


PERFORMANCE REVIEW.
Too far behind to catch up. Interest rates rose and bond prices fell as investors feared that the Federal Reserve would soon increase the overnight bank lending rate to keep the economy from overheating. Because zero coupon bonds are extremely sensitive to interest rate fluctuations they declined, pulling down the value of your Portfolio.

The situation changed abruptly in the second quarter. The economy that had raced ahead in the first quarter grew more slowly in the second. As a result, inflation jitters subsided, interest rates edged lower and zero coupon bond prices began to recover. While your Portfolio also gained in the second quarter, because it had to recoup losses from the first quarter it still trailed the Lipper Target Maturity Average for the first six months.

CONSERVATIVE BALANCED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio produced a solid return of 7.80% for the first half of 1997, between the 20.6% return of the S&P 500 and the 3.09% return of the Lehman Aggregate Index. Your Portfolio -- which invests in a conservative mix of stocks, bonds and money market securities -- returned less than the average Balanced Portfolio tracked by Lipper Analytical Services. Your Portfolio's conservative mandate requires a smaller proportion of stocks in its asset allocation, and since the U.S. stock market rose so strongly, your Portfolio, with fewer assets in stocks, trailed.

Returns were enhanced by a significantly larger proportion of intermediate-term bonds than usual. Moreover, in a period when the stock market made two significant changes of direction, we anticipated both with modest asset allocation adjustments that contributed to performance.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five   Ten
                                                Months      Year     Years     Years  Years
-----------------------------------------------------------------------------------------------
  Conservative Balanced Portfolio(1)             7.80%    15.58%    13.02%    10.89%     9.78%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Balanced Avg.(2)                 10.19%    18.94%    15.67%    12.18%    10.47%
-----------------------------------------------------------------------------------------------
  S&P 500(3)                                    20.60%    34.68%    28.83%    19.76%    14.63%
-----------------------------------------------------------------------------------------------
  Lehman Aggregate Index(4)                      3.09%     8.15%     8.53%     7.12%     8.82%
-----------------------------------------------------------------------------------------------
CONSERVATIVE BALANCED PORTFOLIO INCEPTION DATE: 5/13/83.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

[GRAPH]

           $39,172 S&P 500(3)       $27,098 Lipper (VIP)    $25,418 Conservative       $23,284 Lehman
                                     Balanced Avg.(2)         Balanced Portfolio(1)    Aggregate Index(4)
           ------------------       --------------------    ---------------------      ------------------
87               10000                    10000                    10000                     10000
                  9297.91                  9227.35                 10292.7                    8258.57
88               10050.8                  10239.6                  10805.3                    9307.13
                 10245.1                  10501.7                  11104.3                    9626.4
89               11122.3                  11658.6                  12125.4                   11216.8
                 11984.8                  12406.7                  12717.8                   12671.4
90               12388                    12645.1                  13077.6                   13061.5
                 12616.5                  12647.5                  13857.3                   12277.4
91               13646.6                  13523.6                  14476.9                   14024.3
                 15023.6                  15054.9                  16074.9                   16009.8
92               15157.5                  15167.8                  16509.7                   15902.2
                 16068.1                  16248.8                  17264.7                   17227.9
93               17325.3                  17093.7                  18455.1                   18065.9
                 18027.4                  18022.3                  18947.9                   18960.4
94               17607.4                  17350                    18215                     18318.9
                 17853.3                  17718.8                  18395.3                   19209.5
95               19609.6                  20130.1                  20500.5                   23087.1
                 20936.9                  21847.7                  21793.7                   26419.5
96               21992.6                  22880.2                  21528.9                   29085
                 23580.4                  24632.2                  22584.9                   32481.5
97               25418.4                  27097.8                  23283.5                   39171.8

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) BALANCED AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX, REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

(4) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Favorable total return consistent with a more conservatively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

PERFORMANCE REVIEW.
Good allocation moves, better bond and stock selection. The bond portion of the Portfolio contributed significantly to overall return. We began the year with 53% of assets invested in bonds, higher than our usual 35%. We emphasized intermediate maturity corporate obligations, which had higher yields than U.S. Treasurys with little additional risk in a period of exceptionally high corporate earnings.

We began the period near our normal allocation of 35% of assets in stocks, but we modestly reduced that proportion before the market fell at the end of the first quarter. As the market neared its bottom, we bought stocks, returning our allocation to normal. We took gains in our stock portion of the Portfolio throughout the second quarter.

STRATEGY SESSION.

Our asset allocation changes correctly anticipated market movements over the last six months. We finished the period once again reducing our allocations of stocks to about 33%. We believed that the stock market was about 5-10% overvalued as of June 30. The cost of buying a dollar of expected company earnings is near historic highs, which is not surprising considering that estimates of earnings growth are higher than at any point since the early 1980s. If these estimates prove overly optimistic, though, the market may pull back. If prices rise much from current levels, we will cut our stock allocation further; we will increase the proportion of stocks again only if interest rates decline or prospective earnings rise.

The stock market run in this half was led by consumer growth stocks, high-priced companies with optimistic earnings projections, as investors counted on continued earnings growth in that sector. Our stock portion, on the other hand, emphasized value stocks, which are less expensive and thereby better protected should their stock prices decline. These did not perform as well as growth stocks in this period. Investors tended to favor large companies during the first half of 1997, while we emphasized the mid-sized stocks that we believe currently offer much better value.

With corporate earnings generally looking good and economic growth continuing through the half year, we took advantage of the higher yields of corporate bonds over U.S. Treasurys. Should the environment change, we will adjust this strategy.

At the end of the period, we added a fourth portfolio manager, Patricia Bannan. Her growth investment style favors large company stocks. This change is intended to reduce the variability of returns when the stock market swings between investment styles.

OUTLOOK

PORTFOLIO MANAGER

MARK STUMPP

VALUE AND GROWTH.

"There are two basic stock investment styles, value and growth. Value investors look for stocks that are inexpensive in relation to current earnings, whereas growth investors are willing to pay more for a company whose potential for long-term earnings is thought to be exceptional. Research has shown that each strategy enjoys varying periods where it will outperform the other for periods of time that may last a few years. While it may seem tempting for a portfolio manager to switch between investment styles, individual portfolio managers do best when they stick to one preferred investment discipline.

"Economists consider diversification to be the only free lunch available to investors -- that is, a benefit without cost or risk. By splitting your Portfolio between managers with different investment styles, we increase the likelihood of consistent returns. Whichever style has the advantage at any given time will be represented in your Portfolio. Our second manager adds diversification. Whereas Warren Spitz prefers mid-sized companies, Patricia Bannan prefers large company stocks. This added diversification may also improve the consistency of returns."


PORTFOLIO MANAGERS

[PHOTO]
MARK STUMPP

[PHOTO]
WARREN E. SPITZ

[PHOTO]
PATRICIA A. BANNAN

[PHOTO]
TONY RODRIGUEZ


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                   6/30/97   12/31/96
                   -------   --------
Bonds                60%          53%
Stocks               33%          37%
Money Market          7%          10%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TOP SECTORS - STOCKS

                             6/30/97
                             -------
Consumer Growth                10.6%
Industrial                      6.7%
Technology                      4.9%
Finance                         4.7%
Energy                          2.8%
Consumer Cyclical               2.7%
Utility                         0.5%

TOP SECTORS - BONDS

                             6/30/97
                             -------
Industrial                     25.7%
Foreign (US$)                  13.2%
Financial                      13.0%
Other                           5.0%
U.S. Treasurys                  3.1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

FLEXIBLE MANAGED PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 10.13% over the past six months, between the 20.6% return of the S&P 500 and the 3.09% return of the Lehman Aggregate Index. Such a return is well above that for asset allocation portfolios that invest in stocks, bonds and money market instruments. In fact, such a return would have been good even for a portfolio composed solely of stocks.

Your Portfolio performed in line with the average Flexible Portfolio tracked by Lipper Analytical Services, which returned 10.35%. In a period when the stock market changed direction twice, our ability to switch assets among stocks, bonds and money market instruments proved helpful.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation, and the impact of social, political and economic change.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five       Ten
                                                Months      Year     Years     Years     Years
-----------------------------------------------------------------------------------------------
  Flexible Managed Portfolio(1)                 10.13%    19.07%    16.74%    13.85%    11.09%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Flexible Avg.(2)                 10.35%    19.40%    16.98%    13.07%    11.10%
-----------------------------------------------------------------------------------------------
  S&P 500(3)                                    20.60%    34.68%    28.83%    19.76%    14.63%
-----------------------------------------------------------------------------------------------
  Lehman Aggregate Index(4)                      3.09%     8.15%     8.53%     7.12%     8.82%
-----------------------------------------------------------------------------------------------
FLEXIBLE MANAGED PORTFOLIO INCEPTION DATE: 5/13/83.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 Invested Over Ten Years

[GRAPH]

                                    $28,911 Lipper (VIP)   $28,634 Flexible           $23,284 Lehman
            $39,172 S&P 500(3)      Flexible Avg.(2)       Managed Portfolio(1)       Aggregate Index4
            ------------------      --------------------   --------------------       ----------------
87              10000                     10000                    10000                    10000
                 8714.83                   9178.15                 10292.7                   8258.57
88               9659.78                   9951.25                 10805.3                   9307.13
                 9832.41                  10168.6                  11104.3                   9626.4
89              11035.7                   11262.6                  12125.4                  11216.8
                11972.6                   12206.4                  12717.8                  12671.4
90              12209.4                   12547.1                  13077.6                  13061.5
                12201.5                   12384.2                  13857.3                  12277.4
91              13263.3                   13651.4                  14476.9                  14024.3
                15304.8                   15481.8                  16074.9                  16009.8
92              14973.6                   15431.7                  16509.7                  15902.2
                16469.2                   16583.5                  17264.7                  17227.9
93              17937.3                   17705.5                  18455.1                  18065.9
                19034.9                   18688.3                  18947.9                  18960.4
94              17997.1                   17890.8                  18215                    18318.9
                18432.6                   18350.3                  18395.3                  19209.5
95              20674.1                   20791                    20500.5                  23087.1
                22880.7                   22829.6                  21793.7                  26419.5
96              24049.2                   24116.3                  21528.9                  29085
                26000.7                   26204.8                  22584.9                  32481.5
97              28634.3                   28911.5                  23283.5                  39171.8

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) FLEXIBLE AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

(4) THE LEHMAN AGGREGATE INDEX (LAI) IS COMPRISED OF OVER 5,000 GOVERNMENT AND CORPORATE BONDS. THE LAI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LAI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LAI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Favorable total return consistent with a more aggressively managed diversified portfolio.

TYPES OF INVESTMENTS
Money market instruments, bonds and common stocks of both established and smaller companies.

INVESTMENT STYLE
The Portfolio management team holds a baseline allocation of 60% stocks, 35% bonds and 5% money market instruments.


PERFORMANCE REVIEW.
Good allocation moves, better stock and bond selection. We modestly reduced our stock allocation before the market fell at the end of the first quarter, and as the market neared its bottom we bought back stocks, returning our allocation to close to its normal 60%.

Our choice of individual stocks and bonds contributed significantly to our overall Portfolio return. We emphasized large growth stocks, which tended to perform better than the market overall.

We also emphasized corporate bonds, which had higher yields than U.S. Treasury bonds with little additional risk in a period of exceptionally high corporate earnings.

STRATEGY SESSION.

Our asset allocation changes correctly anticipated market movements over the last six months. We finished the period once again reducing our allocations of stocks to about 57%. We believed that the stock market was about 5-10% overvalued as of June 30. The cost of buying a dollar of expected company earnings is near historic highs, which is not surprising considering that estimates of earnings growth are higher than at any point since the early 1980s. If these estimates prove overly optimistic, though, the market may pull back. If prices rise much from current levels, we will cut our stock allocation further; we will increase the proportion of stocks again only if interest rates decline or prospective earnings rise.

The stock market run in this half was led by consumer growth stocks, high-priced companies with optimistic earnings projections, as investors counted on continued earnings growth in that sector. Our stock portion emphasized growth stocks and large company stocks. This focus paid off well this period, as investors also tended to favor large companies during the first half of 1997.

With corporate earnings generally looking good and economic growth continuing through the half year, we took advantage of the higher yields of corporate bonds over U.S. Treasurys. Should the environment change, we will adjust this strategy.

At the end of the period, we added a fourth portfolio manager, Warren Spitz. His value investment style favors mid-sized company stocks. This change is intended to reduce the variability of your returns when the stock market swings between investment styles.

OUTLOOK

PORTFOLIO MANAGER

MARK STUMPP

VALUE AND GROWTH.

"There are two basic stock investment styles, value and growth. Value investors look for stocks that are inexpensive in relation to current earnings, whereas growth investors are willing to pay more for a company whose potential for long-term earnings is thought to be exceptional. Research has shown that each strategy enjoys varying periods where it will outperform the other for periods of time that may last a few years. While it may seem tempting for a portfolio manager to switch between investment styles, individual portfolio managers do best when they stick to one preferred investment discipline.

"Economists consider diversification to be the only free lunch available to investors -- that is, a benefit without cost or risk. By splitting your Portfolio between managers with different investment styles, we increase the likelihood of consistent returns. Whichever style has the advantage at any given time will be represented in your Portfolio. Our second manager adds diversification. Whereas Patricia Bannan prefers large-caps, Warren Spitz prefers mid-sized companies. This added diversification may also improve the consistency of returns."

PORTFOLIO MANAGERS

[PHOTO]
MARK STUMPP

[PHOTO]
PATRICIA A. BANNAN

[PHOTO]
WARREN E. SPITZ

[PHOTO]
TONY RODRIGUEZ

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Portfolio Composition

              6/30/97   12/31/96
              -------   --------
Stocks            57%        62%
Bonds             37%        34%
Money Market       6%         4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP SECTORS - STOCKS

                        6/30/97
                        -------
Consumer Growth           15.2%
Industrial                13.5%
Technology                 8.6%
Finance                    7.1%
Energy                     6.0%
Consumer Cyclical          5.9%
Utility                    0.8%

TOP SECTORS - BONDS

                        6/30/97
Foreign (US$)             14.2%
Industrial                13.8%
Financial                  6.2%
Utility                    1.6%
Other                      1.2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

HIGH YIELD BOND PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 5.88% for the first six months of 1997, slightly lagging behind the 6.10% return on the average high yield bond fund tracked by Lipper Analytical Services. Although market conditions were generally favorable for high yield bonds, the Portfolio's performance trailed our benchmark because we focused on the telecommunications and cable industries, which did not perform as well as other industries.

In addition, high yield bonds slumped along with other bonds as interest rates rose in March and April, then rebounded later as the bond market recovered.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five       Ten
                                                Months      Year     Years     Years     Years
-----------------------------------------------------------------------------------------------
  High Yield Bond Portfolio(1)                   5.88%    12.55%    10.89%    11.29%     9.27%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) High Current Yield Avg.(2)        6.10%    15.40%    12.27%    11.44%    10.73%
-----------------------------------------------------------------------------------------------
  Lehman High Yield Index(3)                     5.82%    13.89%    12.45%    11.29%    10.90%
-----------------------------------------------------------------------------------------------
HIGH YIELD BOND PORTFOLIO INCEPTION DATE: 2/23/87.

 $10,000 INVESTED OVER TEN YEARS

[GRAPH]

            $24,264 High Yield        $27,898 Lipper (VIP)             $28,135 Lehman
            Bond Portfolio(1)         High Current Yield Avg.(2)       High Yield Index(3)
            --------------------      ---------------------------      -------------------

87                    10000                      10000                      10000
                       9447.05                    9869.65                    9957.87
88                    10245.1                    10739                      10764.6
                      10691.5                    11195.2                    11205.8
89                    11171.8                    11850.1                    11751.8
                      10472                      11511.7                    11299.2
90                    10592.2                    11727.6                    11581
                       9231.67                   10897.3                    10215.8
91                    11579.4                    13141.9                    13240
                      12846.6                    14649.4                    14933.7
92                    14226.8                    16122.3                    16479.4
                      15100.6                    16996.4                    17286.1
93                    16815.9                    18929.3                    19107.9
                      18009.2                    20212.1                    20244.8
94                    17792.4                    19671.9                    19785.9
                      17500.2                    19494.3                    20036.4
95                    19168.7                    21661                      22523.2
                      20573.9                    23149.3                    23878.2
96                    21558.3                    24314.4                    24703.7
                      22917.2                    26328.3                    26588.7
97                    24263.6                    27898.4                    28135.5

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) HIGH CURRENT YIELD AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE LEHMAN HIGH YIELD INDEX (LHYI) IS COMPRISED OF OVER 700 NONINVESTMENT-GRADE BONDS. THE LHYI IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL INTEREST BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE LHYI MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE LHYI IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF INCOME FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
High total return.

TYPES OF INVESTMENTS
Primarily noninvestment-grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

INVESTMENT STYLE
Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.


PERFORMANCE REVIEW.
An increase in rates and new bonds. Investors pushed interest rates higher and bond prices lower both before and after March 25, when the Federal Reserve increased the overnight bank lending rate by a quarter percentage point to 5.5% to prevent a pickup in inflation. As a result, prices of high yield bonds fell.

The Portfolio's performance was constrained by its holdings in telecommunications and cable bonds. A large new supply of these bonds issued in the first quarter depressed prices, because supply exceeded demand from investors. Still, high yield bonds improved in the second quarter as the bond market bounced back when interest rates fell as inflation fears subsided.

STRATEGY SESSION.

SOME GOOD NEWS. We continued to emphasize bonds of large companies, particularly those that may become involved in mergers and acquisitions or could become candidates for a credit upgrade. In the second quarter, a flurry of good news enabled two of our holdings -- Cablevision Systems and Comcast -- to fare particularly well.

Cablevision Systems bonds appreciated in value after an announcement that News Corp. and Telecommunications, Inc. will pay $850 million for a 40% stake in the sports television business of Cablevision Systems to create a national chain of cable television sports channels.

Comcast bonds benefited from a $1 billion investment by Microsoft to speed up development of a two-way, broadband fiber-optic network. In fact, a credit rating agency upgraded Comcast senior subordinated debentures and convertible subordinated debentures in June, citing its improved financial flexibility.

OUTLOOK

PORTFOLIO MANAGER

GEORGE W. EDWARDS, CFA

CUTTING HERE, ADDING THERE.

"We are taking advantage of the recent rally in cable and telecommunications bonds to sell some of our holdings to reduce our emphasis on those sectors to a level that is closer to the market indices.

"We like the outlook for the bond market and particularly the high yield market for the remainder of the year. As a result, we are reducing the Portfolio's cash position by investing in new issues and attractive secondary offerings."

[PHOTO]
PORTFOLIO MANAGER
GEORGE W. EDWARDS, CFA

We are happy to announce that George W. Edwards, effective May 1997, has assumed responsibility of The Prudential Series Fund High Yield Bond Portfolio. George was awarded an M.B.A. from Temple University and holds a B.A. in history from Hamilton College. George is a Chartered Financial Analyst.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP INDUSTRIES

                        6/30/97
                        -------
Communications            14.6%
Cable                      8.2%
Consumer Cyclical          8.1%
Energy                     6.9%
Media                      6.3%

TOP ISSUERS

                        6/30/97
                        -------
Tenet Healthcare Corp.     1.7%
Cablevision Systems        1.4%
Gaylord Container Corp.    1.3%
HMH Properties, Inc.       1.2%
Ionica PLC                 1.1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CREDIT QUALITY

                        6/30/97
                        -------
Ba                          17%
B                           49%
Caa                          8%
Nonrated                    18%
Equity/Other                 5%
Cash                         3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

STOCK INDEX PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio finished the first half of 1997 with a return of 20.32%, an upward sweep similar to the climb in the preceding two years, except for a decline in March. The S&P 500 Index returned 20.6%.

Foreign investors and individual investors using mutual funds have poured cash into the U.S. stock market, helping to power its prolonged climb. The demand for S&P 500 stocks has driven up their prices even faster than earnings have risen.

The result is a market that has performed so well for so long that many investment professionals doubt it can continue. For example, the S&P 500 Index has become increasingly volatile recently and is particularly vulnerable to earnings disappointments.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five  Since
                                                Months      Year     Years     Years Inception*
-----------------------------------------------------------------------------------------------
  Stock Index Portfolio(1)                      20.32%    34.12%    28.38%    19.34%    17.72%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) S&P 500 Index Avg.(2)            20.20%    34.14%    28.33%    19.20%    16.74%
-----------------------------------------------------------------------------------------------
  S&P 500(3)                                    20.60%    34.68%    28.83%    19.76%    17.32%
-----------------------------------------------------------------------------------------------
STOCK INDEX PORTFOLIO INCEPTION DATE: 10/19/87.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

           $48,654 Stock               $44,482 Lipper (VIP)
           Index Portfolio(1)          S&P 500 Index Avg.(2)        $46,833 S&P 500(3)
           ---------------------       ----------------------       ------------------
87                    10000                    10000                         10000
                      10735.8                   9895.59                       9873.68
88                    11980.3                  11108.1                       11127.3
                      12393.1                  11455.8                         11509
89                    14395.2                  13257.6                       13410.5
                      16226.3                  14940.1                       15149.5
90                    16661.1                  15350.8                       15615.9
                      15636.4                  14402.5                       14678.5
91                    17816.8                  16432.7                       16767
                      20283.8                  18693.5                       19140.8
92                    20104.5                  18544.6                       19012.2
                      21731.1                  20039.4                       20597.1
93                    22740.4                  20994.5                       21599
                      23831.9                  21996.1                       22668.5
94                    22989.2                  21212.2                       21901.5
                      24072.1                  22220.7                       22966.2
95                    28878.6                  26654.5                       27602.2
                      32993.9                  30423.5                       31586.3
96                    36275.8                  33437.7                       34773.1
                      40439.1                  37203.2                       38833.8
97                    48654.4                  44482.4                       46832.5

--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 10/31/87.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) S&P 500 INDEX AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

TYPES OF INVESTMENTS
Primarily stocks in the S&P 500 Index.

INVESTMENT STYLE
This Portfolio attempts to hold the same stocks as the S&P 500 Index in approximately the same proportions. As such, this Portfolio tends to reflect the general trends of the overall U.S. equity market.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 INDEX -- TOTAL RETURN BY SECTOR

                         Y-T-D
                        6/30/97

Consumer Growth/Staple    24.5%
Finance                   23.6%
Consumer Cyclical         21.1%
Technology                21.0%
Industrials               19.4%
Energy                    18.6%
Utility                    7.8%

S&P 500 Index             20.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

PERFORMANCE REVIEW.

The Stock Index Portfolio attempts to duplicate the performance of the S&P 500 Index by holding all 500 stocks in the index. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received, while trying to minimize commissions and transaction costs.

A GALA OF GOOD NEWS DROVE UP PRICES. The market for large-capitalization stocks resumed its steep climb at the end of April, after slowing in anticipation of higher interest rates and an economic slowdown. Fears that interest rates would rise abated when the economy showed only moderate growth rates, obviating any action by the Federal Reserve to cool it down. This good news was accompanied by first-quarter earnings reports that averaged about 18% higher than a year earlier. With consumer confidence at a 28-year high and unemployment at its lowest since 1973, the investment environment seemed idyllic.

FINANCIALS AND TECHNOLOGY JOINED BY CONSUMER GROWTH. The rise in the second quarter was powered by the rebound of the technology sector from its stutter-step earlier in the year, with energy and industrials also doing well. For the year-to-date, consumer growth and staple finance and consumer cyclicals were the leading sectors. Savings and loans as a group led the market. Computer software and services, drugs and medical supplies, and the trucking and shipping industry all rose by more than a third in just the half year.

UTILITIES STILL UNDERPERFORMING. Stocks for all sectors except utilities averaged double-digit gains for the half year. Utilities are facing competition and dramatic restructuring. Investors have not been enthusiastic about the uncertainties.

A few scattered industries turned down, on average: gold, lodging, gaming and energy exploration.

[PHOTO]
PORTFOLIO MANAGER
JOHN W. MOSCHBERGER

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 500 INDEX COMPOSITION

                        6/30/97
                        -------
Consumer Growth/Staple      30%
Technology                  15%
Finance                     15%
Industrials                 15%
Utility                      9%
Energy                       9%
Consumer Cyclical            7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                        6/30/97
                        -------
General Electric Co.       3.1%
Coca-Cola Co.              2.5%
Exxon Corp.                2.2%
Microsoft Corp.            2.2%
Merck & Co.                1.8%
Royal Dutch Petroleum      1.7%
Intel Corp.                1.7%
Philip Morris Co.          1.6%
Procter & Gamble Co.       1.4%
IBM Inc.                   1.3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

EQUITY INCOME PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 17.47% over the past six months, above the Lipper (VIP) Equity Income Average of 16.83%. Performance for the past 12 months, 33.59%, also exceeded the average of comparable portfolios.

We use a bottom-up investment style and, in some cases, the performance of one or two companies in a sector made significant contributions to performance this half. Stock selection within the energy, technology and utility sectors accounted for the good results.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five  Since
                                                Months      Year     Years     Years Inception*
-----------------------------------------------------------------------------------------------
  Equity Income Portfolio(1)                    17.47%    33.59%    21.27%    18.60%    15.92%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Equity Income Avg.(2)            16.83%    29.45%    23.84%    18.57%    15.06%
-----------------------------------------------------------------------------------------------
  S&P 500(3)                                    20.60%    34.68%    28.83%    19.76%    17.06%
-----------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO INCEPTION DATE: 2/19/88.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

           $39,039 Equity            $37,070 Lipper (VIP)
           Income Portfolio(1)       Equity Income Avg.(2)      $43,500 S&P 500(3)
           -------------------       ---------------------      ----------------
                 10000                      10000                     10000
88               10469.1                    10462.9                   10335.5
                 10903.9                    10790.5                   10690
89               12484.1                    12437.6                   12456.2
                 13375.8                    13259                     14071.5
90               13290.6                    13184.8                   14504.7
                 12877.4                    12166.1                     13634
91               14644.5                    13825.2                   15573.9
                 16417.8                    15516.8                   17778.8
92               16636.4                    15856.8                   17659.3
                 18084                      17173                     19131.4
93               20902.4                    18811.5                   20062
                 22113.4                    19892.6                   21055.4
94               21885.8                    19759.6                   20343
                 22430.7                    20346.6                   21332
95               25596.5                    23558.6                   25638
                 27299                      26482.5                   29338.7
96               29223.5                    28273.8                   32298.7
                 33233.2                    31423.8                   36070.4
97               39039.4                    37070.3                   43499.9

 * LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 2/29/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) EQUITY INCOME AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Current income and capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.3

INVESTMENT STYLE
The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.


PERFORMANCE REVIEW.
An oil service company is likely to restructure. We expected McDermott International to improve earnings by restructuring. A change in management made this more likely, and also more apparent to investors, who pushed its stock price higher.

Two privatized utilities moved up. We enjoyed excellent gains from a privatized Latin American telephone company that had been undervalued by the market and is now moving closer in price to similar companies. A British private utility faces a friendlier rate structure that rose almost 40% in the half year.

We also took gains on semiconductor stocks in the first quarter.

STRATEGY SESSION.
REITS OFFER STEADY DIVIDEND GROWTH. REITs (real estate investment trusts) buy real estate and issue shares to the public, making it easier for individuals to invest in the burgeoning real estate market. Ease of ownership increases the pool of buyers and should push prices up. In addition, REITs have high dividend yields at current prices and also offer the prospect of predictable dividend growth. We believe that the market currently undervalues this attractive feature.

SECURITIES BROKERAGES ARE IN PLAY. Thanks to changes in the regulatory environment, securities brokerages have become takeover targets. We expected consolidation and still do. Lehman Brothers, among our largest holdings, rose almost 30% in the past half year. We bought our securities company holdings cheaply and have seen nice gains. Nonetheless, they are still inexpensive in comparison to their current earnings.

CONSUMER DEMAND MOVES UP THE CHAIN. We think pricing power is swinging from consumer companies back toward the industrial companies that service them. So far this has kept us from participating fully in the gains of the consumer growth sector, but we expect it to pay off down the road.

OUTLOOK

PORTFOLIO MANAGER

WARREN E. SPITZ

SECURITIES FIRMS ATTRACTIVELY PRICED.

"Although the market prices of securities firms already have risen, we still find them attractively priced compared with other financial firms. A dollar of investment buys a relatively large amount of current earnings and also offers solid exposure to the stock market.

"The market seems to be undervaluing these firms out of fear that their earnings will fall if a long-term bear market occurs. With economic growth steady and corporate earnings exceptionally high, that doesn't seem imminent. Moreover, the industry is likely to consolidate before the stock market turns.

"The synergism of brokerages with other financial services makes them very attractive as acquisition or merger candidates. There are many financial services companies looking to buy securities firms and relatively few large brokerages to buy. They have scarcity value. Right now, we think that makes an attractive package."

[PHOTO]
PORTFOLIO MANAGER
WARREN E. SPITZ

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                        6/30/97   12/31/96
                        -------   --------
Finance                     32%        33%
Industry                    18%        14%
Technology                  11%        15%
Consumer Growth             10%        11%
Energy                      10%         8%
Consumer Cyclical            9%         9%
Utility                      4%         4%
Cash                         4%         4%
U.S. Treasurys               2%         2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                                  6/30/97
                                  -------
Lehman Bros.                         4.4%
Equity Residential                   4.2%
IBM                                  4.2%
Westinghouse Electric                3.6%
McDermott International              3.3%
RJR Nabisco                          3.1%
AMR Corp.                            3.0%
Crescent Real Estate                 3.0%
Elf Aquitaine                        2.9%
USX U.S. Steel Group                 2.7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

EQUITY PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio returned 13.26% in the first half of 1997, slightly below the Lipper (VIP) Growth Fund Average of 13.57%. Historically, your Portfolio has outperformed similar funds over the past one, five and ten years, as reported by Lipper Analytical Services, Inc.

During the first half, we held about 25% of your Portfolio in cash. While this dampened our recent returns, our value discipline demands that we only purchase demonstrably "cheap" securities. There are very few of these in today's market. Our cushion also provided some protection when the market took a stutter-step at the end of the first quarter.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five       Ten
                                                Months      Year     Years     Years     Years
-----------------------------------------------------------------------------------------------
  Equity Portfolio(1)                           13.26%    25.09%    22.69%    18.78%    13.95%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Growth Avg.(2)                   13.57%    23.63%    23.74%    17.87%    13.23%
-----------------------------------------------------------------------------------------------
  S&P 500(3)                                    20.60%    34.68%    28.83%    19.76%    14.63%
-----------------------------------------------------------------------------------------------
EQUITY PORTFOLIO INCEPTION DATE: 5/13/83.

$10,000 INVESTED OVER TEN YEARS

[GRAPH]

                                                                   $34,683 Lipper (VIP)
           $39,172 S&P 500(3)      $36,906 Equity Portfolio(1)     Growth Avg.(2)
           ------------------      ---------------------------     ---------------------

87               10000                        10000                      10000
                  8074.68                      8305.76                    8258.57
88                9473.72                      9434.12                    9307.13
                  9451.62                      9520.65                    9626.4
89               10909.8                      11103.4                    11216.8
                 12261.1                      12215.5                    12671.4
90               12313.4                      12718.1                    13061.5
                 11622.4                      11643.1                    12277.4
91               14014.4                      13490.1                    14024.3
                 14645.5                      15883.5                    16009.8
92               15612.4                      15290.6                    15902.2
                 16718.2                      17037.5                    17227.9
93               18836.5                      17987.9                    18065.9
                 20374.4                      19441.5                    18960.4
94               19981.5                      18242.5                    18318.9
                 20940.2                      19032.6                    19209.5
95               24413.1                      22441.4                    23087.1
                 27492.5                      25214.5                    26419.5
96               29503.1                      27722.1                    29085
                 32584                        30417.8                    32481.5
97               36905.9                      34683                      39171.8

--------------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------



INVESTMENT GOAL
Capital appreciation.

TYPES OF INVESTMENTS
Primarily stocks of major, established companies.

INVESTMENT STYLE
This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.


PERFORMANCE REVIEW.

INSURANCE COSTS. Currently, share prices are very broadly high, and these prices have been sustained by first-quarter earnings reports up about 18%, on average, over a year earlier. Nonetheless, since mid-1994 stock prices have risen substantially faster than their underlying earnings. Rarely have stocks been this richly valued compared to bonds.

To make matters worse, the "cheap" stocks are currently not particularly inexpensive compared to the average stock. Our time-tested investment discipline tells us not to buy when prices are high.

The likelihood of above-average returns is limited and the risk of a price decline is comparatively high. We're ready to buy as soon as some patches of inexpensively priced companies appear.

STRATEGY SESSION.

We've cut back our holdings in financial services, modestly reducing our exposure to the banking industry. After severe lending problems in the early 1990s, the banking industry has come surging back to record profitability. While the stocks remain relatively inexpensive compared to the overall market, they would likely prove vulnerable to any change in the very favorable operating environment they have been enjoying for the last several years.

We also cut back our holdings in American Express. The turnaround at the company has been impressive and it has been accompanied by a sharp increase in the market's assessment of its value. Although the stock still is slightly cheaper in relation to earnings than the average company, the higher price argues against maintaining as large a position as we have had.

Some of the proceeds from these sales were invested in health stocks and in food and restaurant companies.

OUTLOOK

PORTFOLIO MANAGER

THOMAS R. JACKSON

DISCIPLINE COUNTS.

"Research shows that two basic investment styles, value investing and growth investing, alternate in relative advantage, often for a few years at a time. For the last couple of years, large-capitalization growth stocks such as Microsoft, Intel, Coca-Cola, Cisco Systems, Merck and General Electric have been leading the market. As the economic cycle has aged, high earnings growth has become scarce and investors have concentrated on a relatively limited universe of companies. As a result, these companies have been bid to very high levels, in many cases levels that have not been seen since the early seventies. Even if their earnings continue to grow, investors are paying a very high price for those prospects.

"Value investors look for companies that sell at large discounts from the average company, either because their strengths aren't appreciated or because they are in a temporary earnings depression. We look for companies that sell at low price/earnings ratios, price/book value ratios and price/cash flow ratios. However, the long bull market has pushed up prices of almost all companies with reasonable earnings prospects, leaving little for the disciplined value manager to purchase.

"Research also shows that historically it has been wise to stick to one investment style. Disciplined investors do better in the long run, whatever their style. We believe that it is better to have exposure to both the growth and value investment styles over the long run, rather than trying to switch between the two. With this in mind, we are sticking to our discipline: not buying expensive companies just because they are the only companies for sale and keeping a cash supply to invest when good values appear."

[PHOTO]
PORTFOLIO MANAGER
THOMAS R. JACKSON

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                        6/30/97   12/31/96
                        -------   --------
Finance                     27%        28%
Cash                        25%        24%
Industry                    13%        12%
Consumer Cyclical           12%        12%
Consumer Growth              8%         6%
Energy                       6%         6%
Utility                      5%         5%
Technology                   4%         7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                                  6/30/97
                                  -------
Loews Corp.                          2.9%
Chubb Corp.                          2.7%
Morgan Stanley/Dean Witter           2.5%
Elf Aquitane S.A.                    2.4%
Travelers Group                      2.1%
Digital Equipment Corp.              2.0%
Dillard's Inc.                       1.9%
RJR Nabisco                          1.9%
Tenet Healthcare Corp.               1.8%
Chrysler Corp.                       1.7%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

PRUDENTIAL JENNISON PORTFOLIO

PERFORMANCE SUMMARY.

During the first six months of 1997, the Portfolio returned 16.98%. This compares with an increase of 13.57% for the Lipper (VIP) Growth Average. Your Portfolio has outperformed similar funds since its inception in 1995.

The period was especially volatile, as the S&P 500 declined early in the year, only to recover to new highs by the end of June. Many of the technology stocks that turned in disappointing performances during the first quarter rebounded in the second, resulting in strong six-month numbers from this sector. Health care stocks were also significant contributors to performance during the period.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One         Since
                                                Months      Year    Inception
-----------------------------------------------------------------------------------------------
  Prudential Jennison Portfolio(1)              16.98%    24.50%       27.07%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Growth Avg.(2)                   13.57%    23.63%       25.88%
-----------------------------------------------------------------------------------------------
  S&P 500(3)                                    20.60%    34.68%       31.34%
-----------------------------------------------------------------------------------------------
PRUDENTIAL JENNISON PORTFOLIO INCEPTION DATE: 5/1/95.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

                                   $16,651 Prudential        $16,507 Lipper (VIP)
           $18,053 S&P 500(3)      Jennison Portfolio(1)     Growth Avg.(2)
           ------------------      ---------------------     --------------------
              10000                      10000                        10000
95            11175.2                    10757                        10640.2
              12441.1                    12038.6                      12176
96            13374                      13301.2                      13404.5
              14233.7                    14523.4                      14969.8
97            16651.2                    16507                        18053.2

--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/95.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stocks of established companies with above-average growth prospects.

INVESTMENT STYLE
This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.


PERFORMANCE REVIEW.

The Portfolio invests in medium to large companies whose earnings we expect to grow faster than the market average. Historically, this has been a favorable investment strategy. Investors in the current market environment have put a high premium on consistency, as shown by the performance of the large-cap S&P 500 Index versus the broader Wilshire 5000 Index.

WINNERS: The Portfolio benefited from its positions in rapidly growing technology companies such as Dell Computer and Microsoft Corp. and global pharmaceutical companies such as Bristol-Myers Squibb Co. and Eli Lilly & Co.

LOSERS: Technology also hurt the Portfolio performance, as networking companies 3 Com and Ascend Communications declined in value, reflecting the intense competition and consolidation in that industry. In contrast, networking stocks provided some of the best rates of return in the technology sector during 1996.

STRATEGY SESSION.

As evidenced by our high weighting in the technology sector, we remain convinced of the potential returns available in this area. Technology is one of the fastest-growing parts of the economy, as demand for personal computers, software, cellular phones, pagers, etc. remains high.

Technology also benefits from the tendency of the prices of these products to fall over time, causing an expansion in the size of their potential markets. However, investing in technology can be unsettling in the short term, as the expectations of investors can change rapidly. In addition to technology, both consumer companies and financial firms appear to offer high potential earnings gains over the intermediate term of 12 to 18 months.

As the S&P 500 has increased more than 100% since early 1995, volatility will remain high. However, we believe we have constructed a high-quality portfolio of rapidly growing companies whose stocks offer significant return potential over the next one to two years, especially in this environment of surprisingly low inflation and steady, but slow, growth.

OUTLOOK

PORTFOLIO MANAGER

DAVID T. POIESZ

SOLID GROWTH PROSPECTS.

"The equity markets continue to be buoyed by the moderating growth in the economy, which has given the Federal Reserve room to breathe easier and has allowed long-term interest rates to move lower. The Federal budget balancing agreement and tax cuts bode well for a continued solid equity market with the best performing stocks likely being those which exhibit solid earnings growth prospects. We are finding many attractively valued stocks with solid or improving earnings growth prospects, despite the market's high valuation."

[PHOTO]
PORTFOLIO MANAGER
DAVID T. POIESZ


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                        6/30/97   12/31/96
                        -------   --------
Technology                  33%        33%
Health Care                 16%        14%
Financial Services          15%        10%
Consumer Staples            13%        19%
Goods and Services          11%        14%
Capital Spending             5%         4%
Energy                       4%         3%
Cash                         3%         3%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                                  6/30/97
                                  -------
Cisco Systems, Inc.                  2.8%
Pfizer, Inc.                         2.8%
Boeing Co.                           2.7%
Hewlett-Packard Co.                  2.5%
Eli Lilly & Co.                      2.5%
Walt Disney Co.                      2.5%
SmithKline Beecham                   2.5%
Schlumberger Ltd.                    2.4%
Intel Corp.                          2.4%
Bristol-Myers Squibb Co.             2.2%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

SMALL CAPITALIZATION STOCK PORTFOLIO+

PERFORMANCE SUMMARY.

Your Portfolio and the S&P 600 SmallCap Index (the unmanaged index it is designed to track) both rose nicely in the first half of 1997. With a 11.51% return for the half, your Portfolio outperformed the Lipper (VIP) Small Company Growth Average, as it has since its inception. An excellent 17.79% return for the second quarter more than offset a decline in the first.

Except for May, when the S&P 600 rose 11.8%, compared with the S&P 500's 6.1%, performance has trailed the market for large-capitalization stocks.

Standard & Poor's neither sponsors nor endorses the Small Capitalization Stock Portfolio. Investors cannot directly invest in any index, including the S&P 600 SmallCap Index.

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Since
                                                Months      Year   Inception*
-----------------------------------------------------------------------------------------------
  Small Capitalization Stock Portfolio1         11.51%    21.16%       24.21%
-----------------------------------------------------------------------------------------------
  Lipper (VIP) Small Cap Avg.2                   8.11%    14.19%       22.87%
-----------------------------------------------------------------------------------------------
  S&P 600 SmallCap Index3                       11.56%    21.68%       25.75%
-----------------------------------------------------------------------------------------------
SMALL CAPITALIZATION STOCK PORTFOLIO INCEPTION DATE: 5/1/95.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

           $16,428 S&P 600        $15,990 Small Capitalization      $15,652 Lipper (VIP)
           SmallCap Index(3)      Stock Portfolio(1)                Small Cap Avg.(2)
           -----------------      ----------------------------      --------------------

                 10000                       10000                          10000
95               10659.9                     10677.7                        10713.4
                 11971.6                     12020                          12138.4
96               13197.4                     13670.9                        13500.7
                 14338.7                     14170                          14726.1
97               15989.7                     15651.7                        16427.9

--------------------------------------------------------------------------------
+ NOT AVAILABLE IN ALL CONTRACTS.

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND THE INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/95.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) SMALL CAP AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 600 SMALLCAP INDEX IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 600 SMALL COMPANY STOCKS. THE S&P 600 SMALLCAP INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE S&P 600 SMALLCAP INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Seeks long-term growth of capital that correspond to the price and yield performance of the S&P 600 Index.(3)

TYPES OF INVESTMENTS
Primarily stocks of the S&P 600 Index.

INVESTMENT STYLE
This Portfolio attempts to hold stocks comprising the S&P 600 Index in approximately the same proportions. The S&P 600 Index contains stocks of small companies with market values generally less than $1 billion.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 600 INDEX -- TOTAL RETURN BY SECTOR

                         Y-T-D
                        6/30/97
                        -------
Financial                 20.9%
Transportation            19.4%
Capital Goods             19.3%
Materials and Services    19.0%
Technology                19.0%
Consumer Nondurables      17.8%
Consumer Durables         15.1%
Energy                    12.0%
Utility                   11.7%

S&P 600 Index             11.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

PERFORMANCE REVIEW.

The Small Capitalization Stock Portfolio attempts to duplicate the performance of the S&P 600 SmallCap Index by holding all 600 stocks in the index. These are stocks of companies with market values generally less than $1 billion. Such stocks are more volatile than the shares of larger, more established companies. Portfolio Manager Wai C. Chiang manages the Portfolio by investing funds received, while trying to minimize commissions and transaction costs.

THE SMALL GET PUSHED AROUND. When fears of higher interest rates and a slowing economy hit the U.S. markets in the first quarter, small company stocks felt the impact more than large caps, falling significantly. But when sentiment turned, it did so powerfully, driving small company stocks up in May by almost 12%. What happened?

The tide turned on greater confidence that interest rates would not rise, hopes of a cut in the capital gains tax and the increasingly rare opportunity to buy inexpensive stocks. The upward swing was led by long-term care, transportation manufacturers, financial companies and consumer goods manufacturers.

BUT THERE STILL ARE VALUES. The overall small-cap market rise was constrained by falling prices for auto finance companies and for certain high-tech sectors, such as software and computer peripherals. The market was erratic, with investors running up some sectors, such as education, technology and consumer stocks, while other sectors were lackluster or even declined.

Nonetheless, these often included companies with good earnings prospects for 1998. The result is that, at a time when values are hard to find among large-cap stocks, there are bargains among the small caps.

Foreign investors and small investors using mutual funds have poured cash into the U.S. stock market that has helped power its continuing rise over the past few years.

These investors tend to favor familiar, large-capitalization stocks. In fact, many invest through index funds designed to match the S&P 500.

The demand for S&P 500 stocks has driven up their price/earnings ratios -- a measure of how much investors must pay for each dollar of earnings -- relative to the price/earnings ratios of many small capitalization companies. Consequently, your investments in small capitalization stocks are currently buying a larger earnings stream than similar investments in large stocks.

[PHOTO]
PORTFOLIO MANAGER
WAI C. CHIANG


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
S&P 600 INDEX COMPOSITION

                        6/30/97
                        -------
Consumer Nondurables        22%
Materials and Services      20%
Technology                  18%
Financial                   17%
Energy                       5%
Capital Goods                5%
Consumer Durables            5%
Utility                      5%
Transportation               3%
--------------------------------------------------------------------------------

SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                        6/30/97
                        -------
Corrections Corp.          0.9%
Charter One Financial      0.7%
Omnicare Inc.              0.7%
Zions Bancorporation       0.6%
Phycor Inc.                0.6%
Camco Intl. Inc.           0.6%
CompUSA Inc.               0.6%
Sybron Corp.               0.5%
SCI Systems, Inc.          0.5%
Provident Bancorp, Inc.    0.5%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

GLOBAL PORTFOLIO

PERFORMANCE SUMMARY.

Your Portfolio got off to a good start in 1997, returning 12.48% for the first six months, in line with the Lipper (VIP) Global Average of 12.50%. It outperformed the Lipper (VIP) Global Average over the past twelve months and five years. The world's major stock markets all posted handsome gains during this period, particularly in the second quarter.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five  Since
                                                Months      Year     Years     Years Inception*
------------------------------------------------------------------------------------------------
  Global Portfolio(1)                           12.48%    22.12%    15.57%    15.48%     11.34%
------------------------------------------------------------------------------------------------
  Lipper (VIP) Global Avg.(2)                   12.50%    18.46%    16.14%    13.96%     11.96%
------------------------------------------------------------------------------------------------
  Morgan Stanley World Index(3)                 15.62%    22.81%    17.57%     16.15%    11.39%
------------------------------------------------------------------------------------------------
GLOBAL PORTFOLIO INCEPTION DATE: 9/19/88.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

           27,282 Lipper (VIP)      $25,703 Morgan               $25,669 Global
           Global Avg.(2)           Stanley World Index(3)       Portfolio(1)
           -------------------      ----------------------       ---------------
88               10000                        10000                   10000
                 10857                        10333.9                 11142.4
89               11376.7                      10968                   11259.2
                 12900.4                      12488.3                 13058.2
90               12426.4                      12864.3                 12121.3
                 11235.3                      11748.3                 10901.2
91               11715.5                      12368.1                 11598.7
                 12515.1                      13710.7                 12968.9
92               12503.5                      13903.2                 12158.7
                 12086.2                      13758                   12364.6
93               13740.4                      15616.3                 14276.9
                 17301.8                      18172                   15224.4
94               16629.7                      17761.3                 15814.4
                 16455.9                      17962.4                 16074.2
95               18011.1                      19098.3                 17588.6
                 19068.7                      20575.1                 19500.7
96               21023                        22301.4                 20929.8
                 22823.8                      23948.3                 22230
97               25668.8                      27281.6                 25703.2

--------------------------------------------------------------------------------
* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 9/30/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GLOBAL AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE MORGAN STANLEY INDEX IS A WEIGHTED INDEX COMPRISED OF APPROXIMATELY 1,500 COMPANIES LISTED ON THE STOCK EXCHANGES OF THE U.S.A., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE COMBINED MARKET CAPITALIZATION OF THESE COMPANIES REPRESENTS APPROXIMATELY 60% OF THE AGGREGATE MARKET VALUE OF THE STOCK EXCHANGES IN THE COUNTRIES COMPRISING THE WORLD INDEX. THE WORLD INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE WORLD INDEX MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE WORLD INDEX IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF GLOBAL FUNDS, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily common stock and common stock equivalents of U.S. and foreign corporations.

INVESTMENT STYLE
This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.


PERFORMANCE REVIEW.

The U.S. and European stock markets were buoyant. In Europe, we emphasized companies that have strong international revenues and companies that can leverage large earnings gains from small increases in sales. Our relatively light holdings in the U.S. were concentrated in technology stocks, which took a stutter-step in the first quarter but finished the half on an upswing.

Japan changes course. We had de-emphasized Japan, where stocks fell sharply in the first quarter. We avoided the financial sector, where the worst damage occurred, and were adding domestically-oriented stocks when the Japanese market rebounded. We did exceptionally well in Japan this period, and in the smaller Pacific countries as well.

The Mexican market rose sharply. Our investments there also served us well, as its free-market economy strengthened.

STRATEGY SESSION.

Good for production, not for sales. In Europe, we focused on well-managed companies, many of which had recently reorganized to improve productivity. We preferred companies that were selling into the world market, where they could profit from economic acceleration anywhere. European growth has been slow for some time, resulting in high unemployment, which restrained labor costs and domestic sales revenues. So we own companies that produce in Europe and sell primarily elsewhere.

We also look for companies where small increases in sales can produce disproportionate increases in earnings. For example, we like software companies, firms that have been through productivity-increasing reorganizations and manufacturers of telecommunications equipment.

JAPAN'S DOMESTIC MARKET LOOKS UP. We began 1997 underrepresented in Japan, with a strategy there much like our European strategy. But now we expect more domestic economic activity in Japan, where the government appears to be committed to encouraging greater productivity in industries that historically have been protected from competition. Moreover, in part because the yen has declined substantially from its highs, Japanese consumers have been spending less abroad. What's more, Japanese interest rates remain low. These factors all portend greater economic activity. In response, we have shifted our investment focus in Japan to companies that service their domestic market.

PROSPECTING IN LATIN AMERICA. Latin American countries finally are allowing market forces to push their economies ahead. We are currently focusing on Mexico.

OUTLOOK

PORTFOLIO MANAGER

DANIEL J. DUANE

DIFFERENT PATHS FOR JAPAN AND EUROPE.

"Japan's legendary high productivity has historically been concentrated in export-oriented companies, leaving products for the home market quite expensive. The yen has fallen, but the Japanese -- especially those who have traveled -- have gotten a taste of low-priced consumer items. They are ready to spend heavily on domestic goods if the prices are right. New government policies will encourage restructuring of firms that sell to this domestic market. We have seen the benefits of this process elsewhere, and we expect it to provide good opportunities for our growth strategy.

"The European domestic markets are likely to be weakened by resistance to more competitive economic practices. Investors who had been anticipating the benefits of a single large market and a strong single European currency have been shocked by the Socialist election victory in France. We will continue to focus on efficient companies that are not dependent on domestic market growth."

[PHOTO]
PORTFOLIO MANAGER
DANIEL J. DUANE


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
GEOGRAPHIC ALLOCATION

                        6/30/97   12/31/96
                        -------   --------
Continental Europe          32%        26%
United States               22%        21%
Japan                       19%        14%
United Kingdom              10%        13%
Asia (Ex-Japan)              7%        13%
Mexico                       4%         2%
Australia                    4%         4%
Other                        1%         1%
Cash                         1%         6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                                  6/30/97
                                  -------
Hennes & Mauritz                     2.4%
Microsoft Corp.                      2.2%
Carrefour Supermarche                2.1%
Oracle Corp.                         2.0%
Telecom Italia Mobile                1.9%
Daibiru Corp.                        1.9%
Nokia                                1.9%
Vodafone Group                       1.8%
Mattel Inc.                          1.8%
Mobil Corp.                          1.8%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

NATURAL RESOURCES PORTFOLIO+

PERFORMANCE SUMMARY.

Your Portfolio declined 1.48% for the half year, in line with the Lipper (VIP) Natural Resource Average, which fell 1.34%. Over the one, three, and five years and since inception your Portfolio has outperformed the Lipper Average.

The sustained low level of worldwide inflation has contained prices of natural resources stocks. Typically, these investments serve as a hedge against inflation. In the absence of strong upward price pressures, these stocks performed as expected. However, any resurgence in inflation would likely lead to improved performance from natural resource stocks.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risks of currency fluctuation and the impact of social, political and economic change. Sector investing carries higher risks than investments in a broadly diversified portfolio.


-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                                  Six       One      Three     Five     Since
                                                Months      Year     Years     Years Inception*
------------------------------------------------------------------------------------------------
  Natural Resources Portfolio(1)                 -1.48%     7.95%     17.09%     14.40%   13.24%
------------------------------------------------------------------------------------------------
  Lipper (VIP) Nat. Res. Avg.(2)                 -1.34%     6.16%      9.54%     10.24%    1.81%
------------------------------------------------------------------------------------------------
  S&P 500(3)                                     20.60%    34.68%     28.83%     19.76%   17.66%
------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO INCEPTION DATE: 5/1/88.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
$10,000 INVESTED SINCE INCEPTION*

[GRAPH]

                                   $31,255 Natural              $12,278 Lipper (VIP)
           $44,393 S&P 500(3)      Resources Portfolio(1)       Nat. Res. Avg.(2)
           ------------------      ----------------------       --------------------

                 10000                      10000                        10000
88               10456.1                    10019.8                      10547.8
                 10541.9                     8673.87                     10909.6
89               12287.5                     9001.5                      12712.1
                 14298.5                    10603.5                      14360.5
90               13942.4                     9311.86                     14802.6
                 13475                       9016.12                     13914.1
91               14472.5                     9221.28                     15893.8
                 14862                       8887.88                     18143.9
92               15955.2                     8993.09                     18022
                 15946.5                     8838.49                     19524.4
93               19405.6                    11560.2                      20474.1
                 19957.7                    11731                        21487.9
94               19466.6                    11064.5                      20760.9
                 19099.8                    10990.5                      21770.2
95               22152.9                    11582.1                      26164.6
                 24241.4                    11855.7                      29941.3
96               28954                      13115.4                      32962.1
                 31726.3                    12970                        36811.3
97               31255.5                    12278.1                      44393.4

--------------------------------------------------------------------------------
+ NOT AVAILABLE IN ALL CONTRACTS.

* LIPPER PROVIDES DATA ON A MONTHLY BASIS, SO FOR COMPARATIVE PURPOSES THE LIPPER AVERAGE AND INDEX SINCE INCEPTION RETURNS REFLECT THE PORTFOLIO'S CLOSEST CALENDAR MONTH-END PERFORMANCE OF 4/30/88.

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) NATURAL RESOURCES AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISK OF INVESTMENT TYPES]
--------------------------------------------------------------------------------
INVESTMENT GOAL
Long-term growth of capital.

TYPES OF INVESTMENTS
Primarily stocks of companies that operate within, or do business with, the natural resources sector of the economy.

INVESTMENT STYLE
This Portfolio uses a "contrarian" investment approach to invest in out-of-favor sectors of natural resource markets throughout the world. It hopes to capture growth from companies that discover and develop new natural resources.


PERFORMANCE REVIEW.
METALS: USEFUL, GOOD; DECORATIVE, BAD. We invested significantly in two metals in the past six months: platinum/palladium and aluminum, both of which already have performed well for us.

FOREST PRODUCTS BOLSTER EARNINGS. We haven't changed our view about forest products; the sector added significantly to the period's returns.

AFTER EXPLORATION AND PRODUCTION. We have been reducing our investments in oil exploration and production stocks, because we believe oil prices in the mid-twenty-dollar range are unsustainable now.

STRATEGY SESSION.

WE ARE FOCUSING ON PLATINUM/PALLADIUM - AND GOLD. Platinum/palladium demand is strong and growing - especially for auto catalysts - and world stockpiles are dwindling. Prices have already moved significantly higher this year.

In gold, central bank and hedge fund selling has depressed the price. Investors are extremely bearish, gold stocks are cheap, but gold demand continues to grow strongly. Our analysis indicates that gold stocks represent the greatest value in the world natural resource markets today.

OIL MOVES TO A NEW STAGE. The oil industry is moving to a new stage. Investments in oil drilling have paid off in recent years, but the newly found fields will now have to be developed. We have about 10% of the Portfolio in companies that specialize in field development.

FROM BUST TO BOOM? The Canadian natural gas industry is presently in a down cycle because there has been too much drilling and not enough pipeline capacity to get the gas out. Natural gas drilling has dropped significantly over the past two years, supply has fallen and new pipelines are now being built. This is likely to lead to much higher prices for Canadian natural gas.

OUTLOOK

PORTFOLIO MANAGER

LEIGH R. GOEHRING

GOLD: FAR FROM GLOOMY.

"Gold, traditionally an inflation hedge, has looked bad for almost two decades. Inflation is slowing. The market for gold companies still is poor. However, in Asia people have used gold both as an adornment in large pieces of jewelry and as a long-term investment. New wealth is building in these countries, with a taste for luxuries and a suspicion of financial institutions. Current gold consumption considerably exceeds production. We are optimistic about the industry's prospects."

[PHOTO]
PORTFOLIO MANAGER
LEIGH R. GOEHRING


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                        6/30/97   12/31/96
                        -------   --------
Energy                      42%        45%
Precious Metals             27%        24%
Forest Products             14%        12%
Base Metals                 14%         8%
Diversified Resources        2%         8%
Cash                         1%         2%
Misc. Nonresources           0%         1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS

                        6/30/97
                        -------
Champion Int'l.            4.4%
Stillwater Mining Co.      4.0%
Western Gas Resources      3.4%
ALCOA                      3.1%
Rustenberg Platinum        3.0%
MacMillan Bloedel          2.9%
Noble Affiliates           2.7%
Newmont Mining             2.6%
Potash Corp.               2.4%
Mesa Inc.                  2.4%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments (amortized cost:
      $669,335,272)............................  $  669,335,272
    Cash.......................................         381,784
    Interest receivable........................       3,360,098
                                                 --------------
      Total Assets.............................     673,077,154
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         694,105
    Accrued expenses...........................         174,067
                                                 --------------
      Total Liabilities........................         868,172
                                                 --------------
  NET ASSETS...................................  $  672,208,982
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      672,209
      Paid-in capital, in excess of par........     671,536,773
                                                 --------------
    Net assets, June 30, 1997..................  $  672,208,982
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 67,220,898 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    18,951,300
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,345,133
    Shareholders' reports......................           57,000
    Accounting fees............................           35,000
    Custodian expense..........................           31,000
    Audit fees.................................            6,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              367
                                                 ---------------
      Total expenses...........................        1,475,500
    Less: custodian fee credit.................          (13,367)
                                                 ---------------
      Net expenses.............................        1,462,133
                                                 ---------------
  NET INVESTMENT INCOME........................       17,489,167
                                                 ---------------
  NET REALIZED GAIN ON INVESTMENTS
    Net realized gain on investments...........            5,235
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    17,494,402
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     17,489,167     $    31,843,235
    Net realized gain on investments.......................................................              5,235               1,246
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         17,494,402          31,844,481
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (17,489,167)        (31,843,235)
    Distributions from net realized capital gains..........................................             (5,235)             (1,246)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (17,494,402)        (31,844,481)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [10,926,600 and 18,464,000 shares, respectively]....................        109,266,000         184,644,000
    Capital stock issued in reinvestment of dividends and distributions [1,749,386 and
     3,184,448 shares, respectively].......................................................         17,493,861          31,844,481
    Capital stock repurchased [(12,331,900) and (16,104,000) shares, respectively].........       (123,319,000)       (161,040,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          3,440,861          55,448,481
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          3,440,861          55,448,481
  NET ASSETS:
    Beginning of period....................................................................        668,768,121         613,319,640
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    672,208,982     $   668,768,121
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $725,599,146)............................  $  737,275,021
    Cash.......................................       6,037,643
    Receivable for investments sold............      12,476,830
    Interest receivable........................      13,565,437
    Receivable for investments sold short (Note
      2).......................................      12,645,897
    Due from broker -- variation margin........         370,344
                                                 --------------
      Total Assets.............................     782,371,172
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      28,789,283
    Payable to investment adviser..............         742,316
    Accrued expenses...........................         168,503
    Payable for capital stock repurchased......         185,305
    Investments sold short at value (proceeds
      $12,645,897 including accrued interest)
      (Note 2).................................      12,633,936
                                                 --------------
      Total Liabilities........................      42,519,343
                                                 --------------
  NET ASSETS...................................  $  739,851,829
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      659,259
      Paid-in capital, in excess of par........     709,038,810
                                                 --------------
                                                    709,698,069
    Undistributed net investment income........      13,270,064
    Accumulated net realized gains on
      investments..............................       6,720,485
    Net unrealized appreciation on
      investments..............................      10,163,211
                                                 --------------
    Net assets, June 30, 1997..................  $  739,851,829
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 65,925,849 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.22
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    27,716,633
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,426,411
    Shareholders' reports......................           57,000
    Accounting fees............................           46,000
    Custodian expense..........................           34,000
    Audit fees.................................            6,000
    Miscellaneous expenses.....................            2,134
    Directors' fees............................            1,000
    Legal fees.................................              200
                                                 ---------------
      Total expenses...........................        1,572,745
    Less: custodian fee credit.................          (16,120)
                                                 ---------------
      Net expenses.............................        1,556,625
                                                 ---------------
  NET INVESTMENT INCOME........................       26,160,008
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        5,842,458
      Futures..................................          900,140
                                                 ---------------
                                                       6,742,598
    Net change in unrealized appreciation on:
      Investments..............................       (2,502,107)
      Futures..................................       (1,524,625)
      Short sales..............................         (223,969)
                                                 ---------------
                                                      (4,250,701)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        2,491,897
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    28,651,905
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     26,160,008     $    46,726,825
    Net realized gain on investments.......................................................          6,742,598           3,227,785
    Net change in unrealized depreciation on investments...................................         (4,250,701)        (18,849,028)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         28,651,905          31,105,582
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (14,947,137)        (44,766,756)
    Distributions from net realized capital gains..........................................         (3,152,774)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (18,099,911)        (44,766,756)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,258,442 and 78,594,183 shares, respectively].....................         35,403,359          78,594,183
    Capital stock issued in reinvestment of dividends and distributions [44,766,756 and
     3,793,654 shares, respectively].......................................................         18,099,911          44,766,756
    Capital stock repurchased [(1,233,092) and (3,376,822) shares, respectively]...........        (44,420,016)        (45,319,610)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          9,083,254          78,041,329
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         19,635,248          64,380,155
  NET ASSETS:
    Beginning of period....................................................................        720,216,581         655,836,426
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    739,851,829     $   720,216,581
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $422,392,473)............................  $  422,215,284
    Cash.......................................       1,357,124
    Receivable for investments sold............      32,836,757
    Interest receivable........................       5,638,432
    Due from broker -- variation margin........          28,125
                                                 --------------
      Total Assets.............................     462,075,722
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      32,792,523
    Payable to investment adviser..............         458,127
    Accrued expenses...........................         116,432
    Payable for capital stock repurchased......           9,651
                                                 --------------
      Total Liabilities........................      33,376,733
                                                 --------------
  NET ASSETS...................................  $  428,698,989
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      378,763
      Paid-in capital, in excess of par........     430,073,006
                                                 --------------
                                                    430,451,769
    Undistributed net investment income........       7,124,152
    Accumulated net realized loss on
      investments..............................      (8,583,025)
    Net unrealized depreciation on
      investments..............................        (293,907)
                                                 --------------
    Net assets, June 30, 1997..................  $  428,698,989
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 37,876,334 outstanding shares of
      common stock (authorized 90,000,000
      shares)..................................  $        11.32
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    15,590,225
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          890,426
    Accounting fees............................           49,000
    Shareholders' reports......................           36,000
    Custodian expense..........................           23,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,588
                                                 ---------------
      Total expenses...........................        1,005,014
    Less: custodian fee credit.................           (7,571)
                                                 ---------------
      Net expenses.............................          997,443
                                                 ---------------
  NET INVESTMENT INCOME........................       14,592,782
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on:
      Investments..............................         (586,484)
      Futures..................................          (79,250)
                                                 ---------------
                                                        (665,734)
                                                 ---------------
    Net change in unrealized appreciation
      (depreciation) on:
      Investments..............................       (2,529,099)
      Futures..................................         (116,718)
                                                 ---------------
                                                      (2,645,817)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................       (3,311,551)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    11,281,231
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     14,592,782     $    31,242,011
    Net realized gain (loss) on investments................................................           (665,734)         14,328,542
    Net change in unrealized depreciation on investments...................................         (2,645,817)        (35,068,717)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         11,281,231          10,501,836
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................         (7,501,797)        (30,988,878)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [221,865 and 863,496 shares, respectively]..........................          2,490,184           8,926,475
    Capital stock issued in reinvestment of dividends and distributions [675,499 and
     2,693,392 shares, respectively].......................................................          7,501,797          30,988,878
    Capital stock repurchased [(6,279,001) and (7,346,525) shares, respectively]...........        (67,107,866)        (39,168,176)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (57,115,885)            747,177
                                                                                             ------------------  -------------------
  TOTAL DECREASE IN NET ASSETS.............................................................        (53,336,451)        (19,739,865)
  NET ASSETS:
    Beginning of period....................................................................        482,035,440         501,775,305
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    428,698,989     $   482,035,440
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2000 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $32,206,973).............................  $   33,207,315
    Cash.......................................             249
    Interest receivable........................             166
                                                 --------------
      Total Assets.............................      33,207,730
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............          37,409
    Accrued expenses...........................          17,026
                                                 --------------
      Total Liabilities........................          54,435
                                                 --------------
  NET ASSETS...................................  $   33,153,295
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       25,786
      Paid-in capital, in excess of par........      30,772,238
                                                 --------------
                                                     30,798,024
    Undistributed net investment income........         465,569
    Accumulated net realized gains on
      investments..............................         889,360
    Net unrealized appreciation on
      investments..............................       1,000,342
                                                 --------------
    Net assets, June 30, 1997..................  $   33,153,295
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 2,578,616 outstanding shares of
      common stock (authorized 15,000,000
      shares)..................................  $        12.86
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $     1,132,936
                                                 ---------------
  EXPENSES
    Investment advisory fee....................           81,136
    Accounting fees............................           20,000
    Custodian expense..........................            7,000
    Shareholders' reports......................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              909
    Legal fees.................................              100
                                                 ---------------
      Total expenses...........................          114,145
    Less: custodian fee credit.................             (317)
                                                 ---------------
      Net expenses.............................          113,828
                                                 ---------------
  NET INVESTMENT INCOME........................        1,019,108
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........          889,360
    Net change in unrealized depreciation on
      investments..............................       (1,208,343)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................         (318,983)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $       700,125
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,019,108     $     1,457,437
    Net realized gain on investments.......................................................            889,360             350,896
    Net change in unrealized depreciation on investments...................................         (1,208,343)           (913,982)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................            700,125             894,351
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (561,923)         (1,464,562)
    Distributions from net realized capital gains..........................................           (350,896)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................           (912,819)         (1,464,562)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [118,434 and 1,886,245 shares, respectively]........................          1,524,000          24,377,000
    Capital stock issued in reinvestment of dividends and distributions [72,173 and 114,738
     shares, respectively].................................................................            912,819           1,464,562
    Capital stock repurchased [(1,075,599) and (440,396) shares, respectively].............        (13,810,000)         (5,791,000)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (11,373,181)         20,050,562
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE)
  IN NET ASSETS............................................................................        (11,585,875)         19,480,351
  NET ASSETS:
    Beginning of period....................................................................         44,739,170          25,258,819
                                                                                             ------------------  -------------------
    End of period..........................................................................   $     33,153,295     $    44,739,170
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        ZERO COUPON BOND 2005 PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $31,279,274).............................  $   33,022,964
    Cash.......................................         133,932
                                                 --------------
      Total Assets.............................      33,156,896
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............          33,840
    Accrued expenses...........................          12,834
                                                 --------------
      Total Liabilities........................          46,674
                                                 --------------
  NET ASSETS...................................  $   33,110,222
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $       26,834
      Paid-in capital, in excess of par........      30,686,624
                                                 --------------
                                                     30,713,458
    Undistributed net investment income........         507,171
    Accumulated net realized gain on
      investments..............................         145,903
    Net unrealized appreciation on
      investments..............................       1,743,690
                                                 --------------
    Net assets, June 30, 1997..................  $   33,110,222
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 2,683,369 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        12.34
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $       997,827
                                                 ---------------
  EXPENSES
    Investment advisory fee....................           61,410
    Accounting fees............................           20,000
    Custodian expense..........................            7,000
    Shareholders' reports......................            3,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              243
                                                 ---------------
      Total expenses...........................           92,653
    Less: custodian fee credit.................           (1,362)
                                                 ---------------
      Net expenses.............................           91,291
                                                 ---------------
  NET INVESTMENT INCOME........................          906,536
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........          145,903
    Net change in unrealized appreciation on
      investments..............................         (163,948)
                                                 ---------------
  NET LOSS ON INVESTMENTS......................          (18,045)
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $       888,491
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        906,536     $     1,314,357
    Net realized gain on investments.......................................................            145,903             278,534
    Net change in unrealized appreciation on investments...................................           (163,948)         (1,746,280)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................            888,491            (153,389)
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (459,698)         (1,273,302)
    Distributions from net realized capital gains..........................................                 --            (278,534)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................           (459,698)         (1,551,836)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [1,102,580 and 205,219 shares, respectively]........................         13,295,001           2,571,000
    Capital stock issued in reinvestment of dividends and distributions [38,252 and 128,813
     shares, respectively].................................................................            459,698           1,551,836
    Capital stock repurchased [(564,048) and (20,262) shares, respectively]................         (6,888,000)           (250,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................          6,866,699           3,872,836
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................          7,295,492           2,167,611
  NET ASSETS:
    Beginning of period....................................................................         25,814,730          23,647,119
                                                                                             ------------------  -------------------
    End of period..........................................................................   $     33,110,222     $    25,814,730
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $4,505,243,603)..........................  $4,658,500,606
    Receivable for investments sold............      84,334,561
    Interest and dividends receivable..........      60,688,590
    Receivable for investments sold short (Note
      2).......................................      14,574,078
    Due from broker -- variation margin........       2,594,875
                                                 --------------
      Total Assets.............................   4,820,692,710
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      91,060,104
    Investments sold short, at value (proceeds
      $14,574,078 including accrued interest)
      (Note 2).................................      14,554,648
    Payable to investment adviser..............       6,259,161
    Accrued expenses and other liabilities.....       1,021,050
    Bank overdraft.............................         455,644
    Payable for capital stock repurchased......          51,335
                                                 --------------
      Total Liabilities........................     113,401,942
                                                 --------------
  NET ASSETS...................................  $4,707,290,768
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,869,657
      Paid-in capital, in excess of par........   4,066,004,126
                                                 --------------
                                                  4,068,873,783
    Undistributed net investment income........      53,738,618
    Accumulated net realized gains on
      investments..............................     441,588,232
    Net unrealized appreciation on
      investments..............................     143,090,135
                                                 --------------
    Net assets, June 30, 1997..................  $4,707,290,768
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 286,965,697 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        16.40
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $   105,301,477
    Dividends (net of $128,721 foreign
      withholding tax).........................       10,818,797
                                                 ---------------
                                                     116,120,274
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       12,320,204
    Shareholders' reports......................          363,000
    Custodian expense..........................          127,000
    Accounting fees............................           57,000
    Audit fees.................................           40,000
    Legal fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              392
                                                 ---------------
      Total expenses...........................       12,910,596
    Less: custodian fee credit.................          (67,226)
                                                 ---------------
    Net expenses...............................       12,843,370
                                                 ---------------
  NET INVESTMENT INCOME........................      103,276,904
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      437,081,265
      Futures..................................        8,167,821
                                                 ---------------
                                                     445,249,086
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (196,672,499)
      Futures..................................      (10,370,656)
      Short sales..............................       (1,120,130)
                                                 ---------------
                                                    (208,163,285)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      237,085,801
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   340,362,705
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    103,276,904     $   173,283,574
    Net realized gain on investments.......................................................        445,249,086         270,107,246
    Net change in unrealized appreciation (depreciation) on investments....................       (208,163,285)         61,403,321
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        340,362,705         504,794,141
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (49,538,286)       (174,034,704)
    Distributions from net realized capital gains..........................................        (33,869,018)       (273,593,225)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (83,407,304)       (447,627,929)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,746,170 and 10,561,256 shares, respectively].....................         43,446,276         167,668,924
    Capital stock issued in reinvestment of dividends and distributions [5,385,619 and
     29,086,855 shares, respectively]......................................................         83,407,304         447,627,929
    Capital stock repurchased [(9,803,795) and (8,429,995) shares, respectively]...........       (155,326,746)       (134,428,797)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (28,473,166)        480,868,056
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        228,482,235         538,034,268
  NET ASSETS:
    Beginning of period....................................................................      4,478,808,533       3,940,774,265
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  4,707,290,768     $ 4,478,808,533
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $4,908,586,669)..........................  $5,293,779,835
    Cash.......................................      30,644,779
    Receivable for investments sold............      74,257,831
    Interest and dividends receivable..........      41,116,672
    Receivable for investments sold short (Note
      2).......................................      36,863,906
    Due from broker -- variation margin........       1,386,563
                                                 --------------
      Total Assets.............................   5,478,049,586
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........     138,814,151
    Investments sold short, at value (proceeds
      $36,863,906 including accrued interest)
      (Note 2).................................      36,851,320
    Payable to investment adviser..............       7,559,217
    Accrued expenses and other liabilities.....       1,154,567
    Payable for capital stock repurchased......          31,911
                                                 --------------
      Total Liabilities........................     184,411,166
                                                 --------------
  NET ASSETS...................................  $5,293,638,420
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    2,747,266
      Paid-in capital, in excess of par........   4,262,982,239
                                                 --------------
                                                  4,265,729,505
    Undistributed net investment income........      40,488,776
    Accumulated net realized gains on
      investments..............................     607,829,856
    Net unrealized appreciation on
      investments..............................     379,590,283
                                                 --------------
    Net assets, June 30, 1997..................  $5,293,638,420
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 274,726,588 outstanding shares
      of common stock (authorized 350,000,000
      shares)..................................  $        19.27
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    73,606,290
    Dividends (net of $494,476 foreign
      withholding tax).........................       19,341,725
                                                 ---------------
                                                      92,948,015
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       14,909,611
    Shareholders' reports......................          407,000
    Custodian expense..........................          204,000
    Accounting fees............................           55,000
    Audit fees.................................           43,000
    Legal fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              185
                                                 ---------------
      Total expenses...........................       15,621,796
    Less: custodian fee credit.................          (87,672)
                                                 ---------------
      Net expenses.............................       15,534,124
                                                 ---------------
  NET INVESTMENT INCOME........................       77,413,891
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................      604,731,125
      Futures..................................        6,570,528
      Short sales..............................        2,635,423
                                                 ---------------
                                                     613,937,076
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (196,100,431)
      Futures..................................       (5,615,469)
      Short sales..............................       (1,155,985)
                                                 ---------------
                                                    (202,871,885)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      411,065,191
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   488,479,082
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     77,413,891     $   139,211,865
    Net realized gain on investments.......................................................        613,937,076         408,046,131
    Net change in unrealized appreciation (depreciation) on investments....................       (202,871,885)         41,728,823
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        488,479,082         588,986,819
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (36,348,186)       (142,089,785)
    Distributions from net realized capital gains..........................................        (44,702,972)       (458,909,559)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (81,051,158)       (600,999,344)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,496,113 and 8,998,637 shares, respectively]......................         45,671,248         166,455,957
    Capital stock issued in reinvestment of dividends and distributions [4,526,896 and
     34,012,173 shares, respectively]......................................................         81,051,158         600,999,344
    Capital stock repurchased [(7,485,580) and (6,420,074) shares, respectively]...........       (137,434,597)       (119,724,926)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (10,712,191)        647,730,375
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        396,715,733         635,717,850
  NET ASSETS:
    Beginning of period....................................................................      4,896,922,687       4,261,204,837
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  5,293,638,420     $ 4,896,922,687
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $467,809,560)............................  $  483,759,468
    Cash.......................................         542,940
    Interest and dividends receivable..........       9,012,963
                                                 --------------
      Total Assets.............................     493,315,371
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      11,301,815
    Payable to investment adviser..............         670,519
    Accrued expenses...........................         104,754
                                                 --------------
      Total Liabilities........................      12,077,088
                                                 --------------
  NET ASSETS...................................  $  481,238,283
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      591,644
      Paid-in capital, in excess of par........     475,334,869
                                                 --------------
                                                    475,926,513
    Undistributed net investment income........      11,755,861
    Accumulated net realized loss on
      investments..............................     (22,424,456)
    Net unrealized appreciation on
      investments..............................      15,980,365
                                                 --------------
    Net assets, June 30, 1997..................  $  481,238,283
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 59,164,363 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $         8.13
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Interest...................................  $    22,393,786
    Dividends..................................        1,017,891
                                                 ---------------
                                                      23,411,677
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        1,228,898
    Accounting fees............................           62,000
    Shareholders' reports......................           35,500
    Custodian expense..........................           19,000
    Audit fees.................................            4,000
    Directors' fees............................            1,400
    Miscellaneous expenses.....................              542
                                                 ---------------
      Total expenses...........................        1,351,340
    Less: custodian fee credit.................           (9,627)
                                                 ---------------
      Net expenses.............................        1,341,713
                                                 ---------------
  NET INVESTMENT INCOME........................       22,069,964
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized loss on investments...........         (679,137)
    Net change in unrealized appreciation on
      investments..............................        4,907,581
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        4,228,444
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    26,298,408
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     22,069,964     $    39,424,947
    Net realized loss on investments.......................................................           (679,137)         (1,288,395)
    Net change in unrealized appreciation on investments...................................          4,907,581           4,580,936
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         26,298,408          42,717,488
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................        (10,651,431)        (39,126,995)
    Dividends in excess of net investment income...........................................                 --            (495,859)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS........................................................................        (10,651,431)        (39,622,854)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [7,116,289 and 5,685,336 shares, respectively]......................         56,714,000          45,754,000
    Capital stock issued in reinvestment of dividends and distributions [1,371,101 and
     5,088,084 shares, respectively].......................................................         10,651,431          39,622,854
    Capital stock repurchased [(4,342,720) and (2,919,156) shares, respectively]...........        (34,641,000)        (23,514,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         32,724,431          61,862,854
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         48,371,408          64,957,488
  NET ASSETS:
    Beginning of period....................................................................        432,866,875         367,909,387
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    481,238,283     $   432,866,875
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $1,268,708,983)..........................  $2,113,744,622
    Cash.......................................       3,107,295
    Interest and dividends receivable..........       2,402,793
    Receivable for investments sold............         444,885
                                                 --------------
      Total Assets.............................   2,119,699,595
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       6,910,378
    Payable to investment adviser..............       1,653,442
    Due to broker -- variation margin..........         594,675
    Accrued expenses...........................         355,248
    Payable for capital stock repurchased......          28,300
                                                 --------------
      Total Liabilities........................       9,542,043
                                                 --------------
  NET ASSETS...................................  $2,110,157,552
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      741,409
      Paid-in capital, in excess of par........   1,244,398,338
                                                 --------------
                                                  1,245,139,747
    Undistributed net investment income........       7,742,696
    Accumulated net realized gains on
      investments..............................      12,980,945
    Net unrealized appreciation on
      investments..............................     844,294,164
                                                 --------------
    Net assets, June 30, 1997..................  $2,110,157,552
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 74,140,959 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        28.46
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $136,260 foreign
      withholding tax).........................  $    16,113,847
    Interest...................................        1,804,994
                                                 ---------------
                                                      17,918,841
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        3,117,991
    Shareholders' reports......................          146,000
    Accounting fees............................           45,000
    Custodian expense..........................           20,000
    Audit fees.................................           15,000
    Directors' fees............................            1,000
    Legal fees.................................              500
    Miscellaneous expenses.....................              308
                                                 ---------------
    Total expenses.............................        3,345,799
                                                 ---------------
  NET INVESTMENT INCOME........................       14,573,042
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        2,389,643
      Futures..................................       11,348,745
                                                 ---------------
                                                      13,738,388
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      311,858,680
      Futures..................................       (1,457,675)
                                                 ---------------
                                                     310,401,005
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      324,139,393
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   338,712,435
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     14,573,042     $    24,969,455
    Net realized gain on investments.......................................................         13,738,388          12,465,185
    Net change in unrealized appreciation on investments...................................        310,401,005         226,522,837
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        338,712,435         263,957,477
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (6,830,346)        (25,100,782)
    Distributions from net realized capital gains..........................................                 --         (17,273,757)
    Distributions in excess of net realized capital gains..................................                 --            (196,333)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (6,830,346)        (42,570,872)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [8,610,505 and 14,156,009 shares, respectively].....................        223,936,307         310,087,550
    Capital stock issued in reinvestment of dividends and distributions [265,759 and
     1,875,670 shares, respectively].......................................................          6,830,346          42,570,872
    Capital stock repurchased [(1,334,717) and (1,109,676) shares, respectively]...........        (33,871,497)        (23,942,788)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        196,895,156         328,715,634
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        528,777,245         550,102,239
  NET ASSETS:
    Beginning of period....................................................................      1,581,380,307       1,031,278,068
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  2,110,157,552     $ 1,581,380,307
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $1,187,577,407)..........................  $1,617,948,092
    Cash.......................................         219,792
    Interest and dividends receivable..........       9,225,734
                                                 --------------
      Total Assets.............................   1,627,393,618
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       1,484,304
    Payable for investments purchased..........         453,942
    Accrued expenses...........................         302,854
                                                 --------------
      Total Liabilities........................       2,241,100
                                                 --------------
  NET ASSETS...................................  $1,625,152,518
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      756,269
      Paid-in capital, in excess of par........   1,147,080,906
                                                 --------------
                                                  1,147,837,175
    Undistributed net investment income........      12,133,848
    Accumulated net realized gains on
      investments..............................      34,810,810
    Net unrealized appreciation on
      investments..............................     430,370,685
                                                 --------------
    Net assets, June 30, 1997..................  $1,625,152,518
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 75,626,899 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        21.49
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $216,981 foreign
      withholding tax).........................  $    22,830,853
    Interest...................................        2,882,586
                                                 ---------------
                                                      25,713,439
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,858,841
    Shareholders' reports......................          116,000
    Accounting fees............................           44,000
    Custodian expense..........................           21,000
    Audit fees.................................           12,000
    Miscellaneous expenses.....................            1,849
    Directors' fees............................            1,000
                                                 ---------------
      Total expenses...........................        3,054,690
    Less: custodian fee credit.................          (14,324)
                                                 ---------------
      Net expenses.............................        3,040,366
                                                 ---------------
  NET INVESTMENT INCOME........................       22,673,073
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       35,096,343
    Net change in unrealized appreciation on
      investments..............................      182,243,487
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      217,339,830
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   240,012,903
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     22,673,073     $    40,888,718
    Net realized gain on investments.......................................................         35,096,343          35,305,154
    Net change in unrealized appreciation on investments...................................        182,243,487         167,448,548
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        240,012,903         243,642,420
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (10,675,085)        (49,702,706)
    Distributions from net realized capital gains..........................................         (6,001,320)        (35,958,853)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (16,676,405)        (85,661,559)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,042,189 and 3,768,657 shares, respectively]......................         59,734,000          65,526,000
    Capital stock issued in reinvestment of dividends and distributions [878,273 and
     4,848,028 shares, respectively].......................................................         16,676,405          85,661,559
    Capital stock repurchased [(1,955,785) and (3,172,162) shares, respectively]...........        (38,069,000)        (55,657,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         38,341,405          95,530,559
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        261,677,903         253,511,420
  NET ASSETS:
    Beginning of period....................................................................      1,363,474,615       1,109,963,195
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  1,625,152,518     $ 1,363,474,615
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $4,019,334,597)..........................  $5,475,604,129
    Cash.......................................          43,403
    Interest and dividends receivable..........      16,929,818
    Receivable for investments sold............       1,265,084
                                                 --------------
      Total Assets.............................   5,493,842,434
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       5,848,344
    Payable for investments purchased..........       1,999,419
    Accrued expenses...........................       1,503,636
    Payable for capital stock repurchased......         132,677
                                                 --------------
      Total Liabilities........................       9,484,076
                                                 --------------
  NET ASSETS...................................  $5,484,358,358
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,818,344
      Paid-in capital, in excess of par........   3,788,111,645
                                                 --------------
                                                  3,789,929,989
    Undistributed net investment income........      36,433,895
    Accumulated net realized gains on
      investments..............................     201,724,710
    Net unrealized appreciation on investments
      and foreign currencies...................   1,456,269,764
                                                 --------------
    Net assets, June 30, 1997..................  $5,484,358,358
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 181,834,408 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        30.16
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $875,560 foreign
      withholding tax).........................  $    42,293,442
    Interest...................................       32,868,910
                                                 ---------------
                                                      75,162,352
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       11,330,858
    Shareholders' reports......................          408,000
    Custodian expense..........................           60,000
    Accounting fees............................           44,000
    Audit fees.................................           43,000
    Legal fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              855
                                                 ---------------
      Total expenses...........................       11,889,713
    Less: custodian fee credit.................          (48,908)
                                                 ---------------
      Net expenses.............................       11,840,805
                                                 ---------------
  NET INVESTMENT INCOME........................       63,321,547
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................      201,724,710
      Foreign currencies.......................           81,727
                                                 ---------------
                                                     201,806,437
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      374,264,366
      Foreign currencies.......................              233
                                                 ---------------
                                                     374,264,599
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................      576,071,036
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   639,392,583
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     63,321,547     $   108,378,560
    Net realized gain on investments and foreign currencies................................        201,806,437         344,149,867
    Net change in unrealized appreciation on investments and foreign currencies............        374,264,599         282,410,872
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        639,392,583         734,939,299
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (30,209,733)       (107,745,221)
    Distributions from net realized capital gains..........................................        (32,529,334)       (422,203,368)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (62,739,067)       (529,948,589)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,382,381 and 13,547,538 shares, respectively].....................        153,065,406         368,210,773
    Capital stock issued in reinvestment of dividends and distributions [2,253,344 and
     20,011,095 shares, respectively]......................................................         62,739,067         529,948,589
    Capital stock repurchased [(4,328,618) and (3,776,507) shares, respectively]...........       (122,068,707)       (102,985,123)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         93,735,766         795,174,239
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        670,389,282       1,000,164,949
  NET ASSETS:
    Beginning of period....................................................................      4,813,969,076       3,813,804,127
                                                                                             ------------------  -------------------
    End of period..........................................................................   $  5,484,358,358     $ 4,813,969,076
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A11

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $270,422,944)............................  $  333,722,142
    Cash.......................................             975
    Receivable for investments sold............       2,345,051
    Interest and dividends receivable..........         228,584
                                                 --------------
      Total Assets.............................     336,296,752
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       3,748,039
    Payable to investment adviser..............         436,713
    Accrued expenses...........................          52,156
                                                 --------------
      Total Liabilities........................       4,236,908
                                                 --------------
  NET ASSETS...................................  $  332,059,844
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      198,412
      Paid-in capital, in excess of par........     265,267,991
                                                 --------------
                                                    265,466,403
    Undistributed net investment income........         225,423
    Accumulated net realized gains on
      investments..............................       3,068,820
    Net unrealized appreciation on
      investments..............................      63,299,198
                                                 --------------
    Net assets, June 30, 1997..................  $  332,059,844
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 19,841,223 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        16.74
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $45,970 foreign
      withholding tax).........................  $     1,108,513
    Interest...................................          242,474
                                                 ---------------
                                                       1,350,987
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          802,523
    Accounting fees............................           26,000
    Shareholders' reports......................           22,000
    Custodian expense..........................            9,000
    Audit fees.................................            2,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              976
    Legal fees.................................              100
                                                 ---------------
      Total expenses...........................          863,599
    Less: custodian fee credit.................           (2,623)
                                                 ---------------
      Net expenses.............................          860,976
                                                 ---------------
  NET INVESTMENT INCOME........................          490,011
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........        6,161,331
    Net change in unrealized appreciation on
      investments..............................       37,641,354
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       43,802,685
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    44,292,696
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        490,011     $       270,664
    Net realized gain (loss) on investments................................................          6,161,331          (3,092,511)
    Net change in unrealized appreciation on investments...................................         37,641,354          21,613,425
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         44,292,696          18,791,578
                                                                                             ------------------  -------------------
  DIVIDENDS:
    Dividends from net investment income...................................................           (327,375)           (373,490)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,494,205 and 11,292,685 shares, respectively].....................         68,616,000         151,529,000
    Capital stock issued in reinvestment of dividends and distributions [21,913 and 27,287
     shares, respectively].................................................................            327,375             373,490
    Capital stock repurchased [(491,424) and (531,868) shares, respectively]...............         (7,392,000)         (6,868,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         61,551,375         145,034,490
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        105,516,696         163,452,578
  NET ASSETS:
    Beginning of period....................................................................        226,543,148          63,090,570
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    332,059,844     $   226,543,148
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                      SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $182,115,289)............................  $  212,478,624
    Cash.......................................         600,452
    Interest and dividends receivable..........         104,135
                                                 --------------
      Total Assets.............................     213,183,211
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........         566,386
    Payable to investment adviser..............         182,117
    Due to broker -- variation margin..........          67,425
    Accrued expenses...........................          64,619
                                                 --------------
      Total Liabilities........................         880,547
                                                 --------------
  NET ASSETS...................................  $  212,302,664
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      138,798
      Paid-in capital in excess of par.........     176,183,247
                                                 --------------
                                                    176,322,045
    Undistributed net investment income........         368,656
    Accumulated net realized gains on
      investments..............................       5,058,828
    Net unrealized appreciation on
      investments..............................      30,553,135
                                                 --------------
    Net assets, June 30, 1997..................  $  212,302,664
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 13,879,783 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        15.30
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $482 foreign withholding
      tax).....................................  $       747,688
    Interest...................................          373,352
                                                 ---------------
                                                       1,121,040
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          338,496
    Accounting fees............................           36,000
    Custodian expense..........................           35,000
    Shareholders' reports......................           14,000
    Audit fees.................................            1,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,399
                                                 ---------------
      Total expenses...........................          426,895
    Less: custodian fee credit.................             (397)
                                                 ---------------
      Net expenses.............................          426,498
                                                 ---------------
  NET INVESTMENT INCOME........................          694,542
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................        3,930,375
      Futures..................................        1,087,960
                                                 ---------------
                                                       5,018,335
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       15,073,615
      Futures..................................          232,850
                                                 ---------------
                                                      15,306,465
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       20,324,800
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    21,019,342
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        694,542     $       788,546
    Net realized gain on investments.......................................................          5,018,335           2,844,341
    Net change in unrealized appreciation on investments...................................         15,306,465          12,638,510
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         21,019,342          16,271,397
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (325,886)           (821,179)
    Distributions from net realized capital gains..........................................           (596,295)         (2,604,153)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................           (922,181)         (3,425,332)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [3,122,242 and 7,144,721 shares, respectively]......................         43,927,999          92,968,000
    Capital stock issued in reinvestment of dividends and distributions [70,040 and 259,822
     shares, respectively].................................................................            922,181           3,425,332
    Capital stock repurchased [(36,085) and (692,228) shares, respectively]................           (543,000)         (8,808,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         44,307,180          87,585,332
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         64,404,341         100,431,397
  NET ASSETS:
    Beginning of period....................................................................        147,898,323          47,466,926
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    212,302,664     $   147,898,323
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A13

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $507,170,994)............................  $  671,065,239
    Foreign currency, at value (cost:
      $20,224,553).............................      20,126,806
    Receivable for investments sold............       2,131,929
    Forward currency contracts -- amount
      receivable from counterparties...........       1,203,237
    Receivable for capital stock sold..........         980,462
    Dividends and interest receivable..........         898,858
    Other assets...............................         561,757
                                                 --------------
      Total Assets.............................     696,968,288
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      17,354,835
    Payable to investment adviser..............       1,180,769
    Bank overdraft.............................         406,525
    Accrued expenses...........................         318,650
    Payable for capital stock repurchased......          82,000
                                                 --------------
      Total Liabilities........................      19,342,779
                                                 --------------
  NET ASSETS...................................  $  677,625,509
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      339,602
      Paid-in capital, in excess of par........     492,739,762
                                                 --------------
                                                    493,079,364
    Undistributed net investment income........       3,621,935
    Accumulated net realized gain on
      investments..............................      15,858,079
    Net unrealized appreciation on investments
      and foreign currencies...................     165,066,131
                                                 --------------
    Net assets, June 30, 1997..................  $  677,625,509
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 33,960,199 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        19.95
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $497,908 foreign
      withholding tax).........................  $     4,955,891
    Interest...................................          331,992
                                                 ---------------
                                                       5,287,883
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,270,416
    Custodian expense..........................          215,000
    Accounting fees............................          106,000
    Shareholders' reports......................           65,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................              996
    Legal fees.................................              200
                                                 ---------------
    Total expenses.............................        2,662,612
                                                 ---------------
  NET INVESTMENT INCOME........................        2,625,271
                                                 ---------------
  REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................       15,860,036
      Foreign currencies.......................          659,433
                                                 ---------------
                                                      16,519,469
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       53,284,579
      Foreign currencies.......................          557,953
                                                 ---------------
                                                      53,842,532
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       70,362,001
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    72,987,272
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,625,271     $     3,109,922
    Net realized gain on investments and foreign currencies................................         16,519,469          19,772,496
    Net change in unrealized appreciation on investments and foreign currencies............         53,842,532          65,301,446
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         72,987,272          88,183,864
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (1,190,321)         (3,109,922)
    Distributions from net realized capital gains..........................................         (1,184,014)        (19,019,488)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................         (2,374,335)        (22,129,410)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [2,999,930 and 7,307,979 shares, respectively]......................         55,082,123         123,508,873
    Capital stock issued in reinvestment of dividends and distributions [131,150 and
     1,310,966 shares, respectively].......................................................          2,374,335          22,129,410
    Capital stock repurchased [(1,690,535) and (1,820,909) shares, respectively]...........        (31,073,925)        (30,587,232)
    Initial capitalization repurchased [0 and (36,088) shares, respectively]...............                  0            (575,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         26,382,533         114,476,051
                                                                                             ------------------  -------------------
    TOTAL INCREASE IN NET ASSETS...........................................................         96,995,470         180,530,505
  NET ASSETS:
    Beginning of period....................................................................        580,630,039         400,099,534
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    677,625,509     $   580,630,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                          NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $386,579,305)............................  $  447,880,987
    Cash.......................................          20,249
    Receivable for investments sold............         904,155
    Interest and dividends receivable..........         879,248
                                                 --------------
      Total Assets.............................     449,684,639
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         496,474
    Payable for investments purchased..........         419,677
    Accrued expenses...........................         105,856
                                                 --------------
      Total Liabilities........................       1,022,007
                                                 --------------
  NET ASSETS...................................  $  448,662,632
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      237,521
      Paid-in capital, in excess of par........     377,978,302
                                                 --------------
                                                    378,215,823
    Undistributed net investment income........         549,219
    Accumulated net realized gain on
      investments..............................       8,589,157
    Net unrealized appreciation on investments
      and foreign currencies...................      61,308,433
                                                 --------------
    Net assets, June 30, 1997..................  $  448,662,632
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share of 23,752,146 outstanding shares of
      common stock (authorized 75,000,000
      shares)..................................  $        18.89
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $156,653 foreign
      withholding tax).........................  $     2,280,426
    Interest...................................          187,784
                                                 ---------------
                                                       2,468,210
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          993,141
    Accounting fees............................           42,000
    Shareholders' reports......................           36,000
    Custodian expense..........................           16,000
    Audit fees.................................            4,000
    Directors' fees............................            1,000
    Miscellaneous expenses.....................            1,080
                                                 ---------------
      Total expenses...........................        1,093,221
                                                 ---------------
  NET INVESTMENT INCOME........................        1,374,989
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain (loss) on:
      Investments..............................        8,654,420
      Foreign currencies.......................           (1,916)
                                                 ---------------
                                                       8,652,504
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      (16,886,885)
      Foreign currencies.......................            6,771
                                                 ---------------
                                                     (16,880,114)
                                                 ---------------
  NET LOSS ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       (8,227,610)
                                                 ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  ($    6,852,621)
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      1,374,989     $     2,785,067
    Net realized gain on investments and foreign currencies................................          8,652,504          55,113,208
    Net change in unrealized appreciation (depreciation) on investments and foreign
     currencies............................................................................        (16,880,114)         36,052,334
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................         (6,852,621)         93,950,609
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (872,426)         (2,609,058)
    Distributions from net realized capital gains..........................................        (11,800,773)        (50,936,196)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (12,673,199)        (53,545,254)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [1,371,071 and 2,914,136 shares, respectively]......................         26,789,015          60,203,000
    Capital stock issued in reinvestment of dividends and distributions [714,399 and
     2,739,322 shares, respectively].......................................................         12,673,199          53,545,254
    Capital stock repurchased [(512,738) and (448,045) shares, respectively]...............         (9,659,000)         (8,940,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         29,803,214         104,808,254
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         10,277,394         145,213,609
  NET ASSETS:
    Beginning of period....................................................................        438,385,238         293,171,629
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    448,662,632     $   438,385,238
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A15

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
COMMERCIAL PAPER -- 53.7%
  AC Acquisition Holding Co.......................   5.58%   08/19/97  $   3,217  $    3,192,567
  American Home Products Corp.....................   5.60%   07/14/97      2,000       1,995,956
  American Honda Finance Corp.....................   5.63%   07/24/97      4,592       4,575,483
  American Honda Finance Corp.....................   5.63%   08/25/97     11,000      10,905,385
  American Honda Finance Corp.....................   5.65%   07/28/97      1,395       1,389,089
  American Honda Finance Corp.....................   5.65%   08/12/97      3,000       2,980,225
  Aristar, Inc....................................   5.63%   07/01/97      4,354       4,354,000
  Aristar, Inc....................................   5.66%   07/07/97      1,365       1,363,712
  Associates Corp. of North America...............   5.55%   07/03/97      6,000       5,998,150
  Associates Corp. of North America...............   6.19%   07/01/97     17,000      17,000,000
  Bank of Montreal................................   5.53%   07/07/97      9,000       8,991,705
  Barton Capital Corp.............................   5.65%   08/15/97      7,126       7,075,673
  Bear, Stearns Cos., Inc.........................   5.57%   07/07/97      8,000       7,992,573
  Chrysler Financial Corp.........................   5.70%   08/21/97     20,000      19,838,500
  CIT Group Holdings, Inc.........................   5.54%   07/07/97     26,000      25,975,993
  Citicorp........................................   5.70%   07/10/97     10,000       9,985,750
  Coca Cola Enterprises, Inc......................   5.59%   08/04/97      2,000       1,989,441
  Coca Cola Enterprises, Inc......................   5.66%   08/13/97      1,761       1,749,095
  Corestates Capital Corp. (a)....................   5.63%   12/19/97      2,000       2,000,000
  Countrywide Home Loan, Inc......................   5.60%   08/07/97      5,000       4,971,222
  Eiger Capital Corp..............................   5.60%   07/22/97      4,018       4,004,874
  Falcon Asset Securitization Corp................   5.60%   07/10/97      3,345       3,340,317
  Falcon Asset Securitization Corp................   5.60%   08/22/97      2,875       2,851,744
  Finova Capital Corp. (a)........................   5.60%   07/09/97      2,000       1,997,511
  Finova Capital Corp. (a)........................   5.65%   07/25/97      5,000       4,981,167
  Finova Capital Corp. (a)........................   5.71%   07/15/97      5,000       4,988,897
  Ford Motor Credit Co............................   5.55%   07/09/97     31,000      30,961,767
  General Electric Capital Corp...................   5.75%   10/27/97     20,000      19,623,056
  General Motors Acceptance Corp..................   5.82%   11/07/97      1,320       1,292,471
  General Motors Acceptance Corp..................   5.84%   10/20/97      2,300       2,258,585
  GTE Funding, Inc................................   5.55%   07/07/97      1,122       1,120,962
  GTE Funding, Inc................................   5.59%   07/23/97      1,000         996,584
  GTE Corp........................................   5.61%   07/22/97      4,000       3,986,910
  ITT Hartford Group, Inc.........................   5.57%   07/01/97      8,390       8,390,000
  John Deere Capital Corp.........................   5.54%   07/09/97      2,000       1,997,538
  Johnson Controls, Inc...........................   5.63%   07/14/97      1,000         997,967
  Lehman Brothers Holdings, Inc...................   5.75%   07/02/97      9,000       8,998,562
  Lehman Brothers Holdings, Inc...................   6.40%   07/01/97      3,055       3,055,000
  MCI Communications Corp.........................   5.45%   07/07/97      3,960       3,956,403
  MCI Communications Corp.........................   5.54%   07/07/97      6,000       5,994,460
  Mitsubishi International Corp...................   5.60%   07/16/97      1,000         997,667
  National Bank of Canada.........................   5.41%   07/07/97      8,000       7,992,787
  Nationwide Building Society.....................   5.57%   07/07/97      5,000       4,995,358
  Newell Co.......................................   5.60%   08/20/97      2,000       1,984,444
  NYNEX Credit Co.................................   5.60%   07/21/97        792         789,536
  NYNEX Corp......................................   6.30%   07/01/97      3,238       3,238,000
  Preferred Receivables Funding Corp..............   5.57%   07/08/97      5,000       4,994,585
  Sears Roebuck Acceptance Corp...................   6.20%   07/01/97      6,000       6,000,000
  Short Term Card Account Trust 1996-1 (a)........   5.50%   01/15/98     24,000      24,000,000
  Short Term Repackaged Asset Trust (a)...........   6.03%   12/15/97      9,000       8,999,119
  Smith Barney, Inc...............................   5.55%   07/07/97      5,000       4,995,375
  UBS Finance Corp................................   6.20%   07/01/97     20,000      20,000,000
  WCP Funding, Inc................................   5.60%   07/14/97     12,000      11,975,733
                                                                                  --------------
                                                                                     361,081,898
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
OTHER CORPORATE OBLIGATIONS -- 22.6%
  Abbey National Treasury Services, PLC...........   5.60%   11/26/97  $  10,000  $    9,995,905
  American General Finance Corp...................   6.10%   10/01/97      4,250       4,259,018
  American General Finance Corp...................   6.32%   03/02/98      2,700       2,720,101
  Beneficial Corp., M.T.N. (a)....................   5.50%   08/05/97      9,000       9,000,550
  Capital Equipment Receivable Trust..............   5.58%   10/15/97        944         944,396
  Capital Equipment Receivable Trust..............   5.60%   10/15/97      1,322       1,322,067
  Chrysler Financial Corp.........................   6.01%   10/15/97      5,000       4,989,712
  CIT Group Holdings, Inc.........................   6.16%   04/15/98      2,000       2,038,869
  Countrywide Home Loan, Inc......................   5.73%   07/08/97      9,475       9,475,000
  Ford Motor Credit Co............................   6.14%   07/21/97        500         500,082
  General Motors Acceptance Corp..................   5.61%   07/10/97      5,000       5,001,385
  General Motors Acceptance Corp..................   5.81%   10/08/97      1,000         999,815
  General Motors Acceptance Corp. (a).............   5.56%   02/02/98     11,000      10,997,621
  General Motors Acceptance Corp. (a).............   5.78%   02/02/98      2,000       2,003,264
  Goldman Sachs Group, L.P., M.T.N. (a)...........   5.62%   06/29/98     30,000      30,000,000
  Hertz Corp......................................   6.31%   02/02/98      2,000       2,022,097
  Household Finance Corp..........................   6.10%   10/15/97      1,000       1,000,412
  International Lease Finance Corp. (a)...........   5.56%   10/15/97      1,000       1,001,077
  International Lease Finance Corp. (a)...........   5.53%   10/15/97      3,000       3,003,447
  Merrill Lynch & Co., Inc., M.T.N. (a)...........   5.44%   10/01/97      5,000       4,999,632
  Merrill Lynch & Co., Inc., M.T.N. (a)...........   5.44%   10/16/97      3,000       3,000,270
  Morgan Stanley Group, Inc. (a)..................   3.41%   07/15/98      4,000       4,000,000
  Morgan Stanley Group, Inc. (a)..................   3.53%   06/15/98      5,000       5,000,000
  Morgan Stanley Group, Inc. (a)..................   3.59%   06/15/98      2,000       2,000,000
  PNC Student Loan Trust 1 1997-2 (a).............   5.63%   07/20/98     10,000      10,000,000
  SMM Trust Notes 1997-Q..........................   5.68%   01/15/98     20,000      20,000,000
  Transamerica Finance Corp.......................   6.14%   08/15/97      1,750       1,751,225
                                                                                  --------------
                                                                                     152,025,945
                                                                                  --------------
TIME DEPOSIT - EURODOLLAR -- 1.0%
  First National Bank of Chicago..................   6.25%   07/01/97      6,762       6,762,000
                                                                                  --------------
BANK NOTES -- 7.0%
  American Express Centurion Bank (a).............   5.37%   10/09/97      1,000         999,973
  American Express Centurion Bank (a).............   5.41%   12/09/97      3,000       3,000,000
  American Express Centurion Bank (a).............   5.52%   10/24/97      2,000       2,000,323
  American Express Centurion Bank (a).............   5.61%   12/22/97      1,000         999,953
  Comerica Bank of Detroit (a)....................   5.40%   02/11/98      9,000       8,996,248
  Comerica Bank of Detroit (a)....................   5.40%   02/05/98      2,000       1,999,246
  First Bank, N.A., Minneapolis (a)...............   5.35%   10/24/97      2,000       1,999,564
  First Bank, N.A., Minneapolis (a)...............   5.40%   04/10/98      4,000       3,998,793
  First Bank, N.A., Minneapolis (a)...............   5.59%   10/15/97      4,000       4,000,000
  Key Bank, N.A. (a)..............................   5.63%   08/21/97      4,000       3,999,881
  Morgan Guaranty Trust Co. (a)...................   5.45%   11/14/97      4,000       3,998,913
  National Australia Bank, Ltd....................   5.63%   10/03/97      1,000       1,000,147
  Wachovia Bank, N.A..............................   6.14%   06/01/98     10,000      10,000,000
                                                                                  --------------
                                                                                      46,993,041
                                                                                  --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.3%
  Corestates Bank, N.A. (a).......................   5.58%   12/18/97      1,000         999,789
  Corestates Bank, N.A. (a).......................   5.53%   01/23/98      1,000       1,000,000
                                                                                  --------------
                                                                                       1,999,789
                                                                                  --------------
CERTIFICATE OF DEPOSIT-EURODOLLAR -- 2.7%
  Bayerische Landesbank Girozentrate..............   5.48%   07/07/97      2,000       2,000,004
  Berliner Handels -- UND Frankfurter Bank........   5.61%   08/11/97      6,000       6,000,067
  Berliner Handels -- UND Frankfurter Bank........   5.71%   07/21/97      1,000       1,000,005
  Deutsche Bank...................................   5.54%   07/02/97      8,000       8,000,000
  Toronto Dominion Bank...........................   5.48%   07/07/97      1,000         999,996
                                                                                  --------------
                                                                                      18,000,072
                                                                                  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 12.3%
  ABN-Amro Bank...................................  5.975%   12/23/97      2,500       2,495,230
  Commerzbank.....................................   6.11%   05/27/98      8,000       7,997,583

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Creditanstalt Bankverein........................   5.56%   07/07/97  $  10,000  $   10,000,008
  Deutsche Bank...................................   5.60%   07/08/97      1,000       1,000,042
  Landesbank Hessen-Thuringen Girozentrale........   6.00%   06/19/98     10,000       9,994,454
  Landesbank Hessen-Thuringen Girozentrale........   6.25%   04/01/98     10,000       9,991,333
  National Westminister Bank, PLC.................   6.11%   05/26/98      5,000       4,997,850
  Royal Bank of Canada............................   5.97%   06/17/98      5,000       4,997,242
  Societe Generale................................   5.70%   12/22/97     14,000      14,003,220
  Societe Generale................................   6.04%   06/16/98     10,000       9,997,252
  Societe Generale................................   6.25%   05/06/98      2,000       1,998,996
  Swiss Bank Corp.................................   6.00%   03/19/98      5,000       4,999,317
                                                                                  --------------
                                                                                      82,472,527
                                                                                  --------------
TOTAL INVESTMENTS -- 99.6%
  (amortized cost: $669,335,272; (b))...........................................     669,335,272
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%...................................       2,873,710
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  672,208,982

    The following abbreviations are used in portfolio descriptions:
        AG  Aktiengesellschaft (West German Stock Company)
    M.T.N.  Medium Term Note
    PLC     Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at June 30, 1997.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1997 was as follows:

Commercial Bank                                    35.3%
Short Term Business Credit                         14.7%
Personal Credit                                    13.2%
SEC Brokers/Dealers                                10.7%
Asset backed                                        8.1%
Fire Insurance                                      4.7%
Mortgage Banker                                     3.3%
Phone Communication                                 2.9%
Home Loans                                          2.1%
BHC U.S.                                            1.7%
Pharmaceutical                                      0.8%
Equipment Rental & Leasing                          0.6%
Chemical & Allied Products                          0.6%
Metal Cans                                          0.3%
Auto Rental & Leasing                               0.3%
Regulation Controls                                 0.2%
Commodity Trading Firms                             0.1%
                                            ------------
                                                   99.6%
Other assets in excess of liabilities               0.4%
                                            ------------
                                                  100.0%
                                            ------------
                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
LONG-TERM INVESTMENTS -- 98.6%
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
                                                       RATING      RATE      DATE      (000)       (NOTE 2)
LONG-TERM BONDS

                                                    ------------  ------   --------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.3%
  Agco Corp.,.....................................      Ba1        8.50%   03/15/06  $   2,250  $    2,307,803
                                                                                                --------------
AIRLINES -- 5.0%
  Boeing Co.,.....................................       A1        8.75%   08/15/21      6,250       7,211,938
  Delta Air Lines, Inc., M.T.N....................      Baa3       7.79%   12/01/98      1,000       1,019,570
  Delta Air Lines, Inc., M.T.N....................      Baa3       8.38%   06/12/98      2,000       2,036,500
  Delta Air Lines, Inc.,..........................      Baa3      9.875%   05/15/00      6,000       6,466,560
  United Air Lines, Inc.,.........................      Baa3       9.75%   08/15/21      4,500       5,372,910
  United Air Lines, Inc.,.........................      Baa3      10.67%   05/01/04      7,000       8,217,440
  United Air Lines, Inc.,.........................      Baa3      11.21%   05/01/14      5,000       6,545,950
                                                                                                --------------
                                                                                                    36,870,868
                                                                                                --------------
BANKS AND SAVINGS & LOANS -- 6.7%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Columbia)............................      Baa3      8.625%   06/02/00      2,000       2,065,000
  Banco Ganadero, SA, M.T.N., (Colombia),.........      Baa3       9.75%   08/26/99      4,100       4,294,750
  Bangkok Bank, (Thailand)........................       A3       8.375%   01/15/27     12,000      11,454,000
  Chase Manhattan Corp.,..........................       A1        8.00%   06/05/99      2,000       2,057,960
  Chemical Bank,..................................      Aa3       6.625%   08/15/05      2,000       1,934,940
  Compass Trust Bank,.............................       A3        8.23%   01/15/27      4,500       4,451,872
  First Tennessee National Corp., B.A.,...........       A3        8.07%   01/06/27      4,500       4,382,887
  Kansallis-Osake Pankki, N.Y., (Finland).........       A3        8.65%   12/29/49      5,000       5,187,500
  Kansallis-Osake Pankki, N.Y., (Finland).........       A3       10.00%   05/01/02      5,000       5,607,250
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1       7.50%   03/29/49      5,000       4,975,000
  Svenska Handelsbank, (Sweden)...................       A1       7.125%   03/29/49      3,500       3,433,500
                                                                                                --------------
                                                                                                    49,844,659
                                                                                                --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.6%
  Rogers Cablesystems, Inc........................      Ba3       10.00%   03/15/05      4,000       4,320,000
                                                                                                --------------
COMPUTERS -- 1.0%
  Seagate Technology, Inc.,.......................      Baa3       7.45%   03/01/37      5,000       5,023,800
  Digital Equipment Corp.,........................      Ba1       7.125%   10/15/02      2,800       2,741,788
                                                                                                --------------
                                                                                                     7,765,588
                                                                                                --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.4%
  RJR Nabico, Inc.................................      Baa3       8.25%   07/01/04      3,000       2,985,000
                                                                                                --------------
FINANCIAL SERVICES -- 25.0%
  Advanta Mortgage Loan Trust, Ser. 1994-3........      Aaa        8.49%   01/25/26      8,500       8,879,844
  American General Finance, Inc.,.................       A1       8.125%   03/15/46     15,000      15,097,050
  Aon Capital Trust,..............................       A3       8.205%   01/01/27      9,000       9,235,980
  Aristar, Inc.,..................................       A3        5.75%   07/15/98      2,000       1,992,540
  Aristar, Inc.,..................................      Baa1       7.50%   07/01/99      2,000       2,039,240
  Arkwright Corp.,................................      Baa3      9.625%   08/15/26      5,000       5,494,500
  Chrysler Financial Corp.,.......................       A3        9.50%   12/15/99      5,000       5,335,850
  Conseco, Inc.,..................................      Ba2        8.70%   11/15/26      1,500       1,535,235
  Conseco, Inc.,..................................      Ba2       8.796%   04/01/27     14,000      14,260,120
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3       7.00%   06/15/00      9,000       9,063,090
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2      7.875%   03/15/98      5,000       5,056,450
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2       8.75%   12/15/99      3,000       3,143,430
  Ford Motor Credit Co.,..........................       A1        5.75%   01/25/01      4,000       3,880,640
  Ford Motor Credit Co.,..........................       A1        6.25%   02/26/98      3,000       3,004,230
  General Motors Acceptance Corp.,................       A3        8.40%   10/15/99      3,700       3,852,625
  Green Tree Financial Corp.,.....................       NR        7.90%   03/15/28      7,694       7,827,443
  J.P. Morgan & Co., Inc.,........................      Aa2        7.54%   01/15/27      4,000       3,827,080
  Liberty Mutual Insurance Co.,...................       A2        8.20%   05/04/07      8,250       8,787,982
  Lumbermens Mutual Casualty Co.,.................      Baa1       9.15%   07/01/26      5,000       5,466,025
  Nationwide CSN Trust,...........................       A1       9.875%   02/15/25      5,000       5,501,350
  Polysindo Int'l. Finance Co., (Netherlands).....      Ba3       11.375%  06/15/06      4,000       4,405,000
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................      Ba1        9.75%   04/15/01      5,750       6,239,670
  Reliastar Financial Corp.,......................       A3       6.625%   09/15/03      5,000       4,901,300
  Riggs National Corp.,...........................      Baa3      8.875%   03/15/27      2,200       2,233,000
  Salomon, Inc.,..................................      Baa1       6.50%   03/01/00     10,000       9,949,600
  Salomon, Inc.,..................................      Baa1       6.59%   02/21/01     10,000       9,883,900
  Salomon, Inc.,..................................      Baa1       7.25%   05/01/01      2,250       2,276,100
  SunAmerica, Inc.,...............................      Baa1       6.20%   10/31/99      5,000       4,960,400
  Union Planters Corp.,...........................      Baa1       8.20%   12/15/26      5,000       4,893,100
  Vesta Insurance Group,..........................      Baa3      8.525%   01/15/27     12,000      12,228,000
                                                                                                --------------
                                                                                                   185,250,774
                                                                                                --------------
FOREST PRODUCTS -- 0.8%
  Westvaco Corp.,.................................       A1        9.75%   06/15/20      5,000       6,153,350
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS(CONTINUED)                             RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
INDUSTRIAL -- 0.4%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR       7.375%   12/08/03  $   3,000  $    2,940,000
                                                                                                --------------
MEDIA -- 15.6%
  Grupo Televisa, SA, (Mexico)....................      Ba3        Zero    05/15/08      6,500       4,550,000
  Impsat Corp.....................................       B2       12.125%  07/15/03      3,000       3,217,500
  McLeod, Inc.....................................       B3        Zero    03/01/07      5,000       3,187,500
  News America Holdings, Inc.,....................      Baa3       7.50%   03/01/00      6,000       6,119,160
  News America Holdings, Inc.,....................      Baa3       7.75%   12/01/45      7,000       6,552,070
  Paramount Communications, Inc.,.................      Ba2        7.50%   01/15/02      5,000       5,009,200
  TCI Communications, Inc.,.......................      Ba1       6.875%   02/15/06     10,000       9,458,300
  TCI Communications, Inc.,.......................      Ba1        8.75%   08/01/15     15,000      15,721,500
  Tele-Communications, Inc.,......................      Ba1       7.875%   08/01/13        800         781,080
  Tele-Communications, Inc.,......................      Ba1       10.125%  04/15/22      6,300       7,363,377
  Time Warner, Inc.,..............................      Ba1        7.75%   06/15/05      9,800       9,959,250
  Time Warner, Inc.,..............................      Ba1        8.18%   08/15/07      4,000       4,164,440
  Time Warner, Inc.,..............................      Baa1      8.375%   07/15/33      6,000       6,126,660
  Turner Broadcasting System, Inc.,...............      Ba1        7.40%   02/01/04     13,500      13,533,750
  Viacom, Inc.,...................................      Ba2        7.75%   06/01/05      5,000       4,962,150
  Total Access Communications, (Thailand).........      Ba1       8.375%   11/04/06     15,000      14,671,050
                                                                                                --------------
                                                                                                   115,376,987
                                                                                                --------------
MISCELLANEOUS -- 2.4%
  International Bank for Reconstruction and
    Development,..................................      Aaa       12.375%  10/15/02        750         939,113
  Reliance Industries, Ltd.,......................      Baa3      10.375%  06/24/16      7,000       7,857,500
  Reliance Industries, Ltd.,......................      Baa3      10.50%   08/06/46      8,000       9,010,000
                                                                                                --------------
                                                                                                    17,806,613
                                                                                                --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.4%
  Whitman Corp.,..................................      Baa2       7.50%   08/15/01      3,000       3,051,360
                                                                                                --------------
OFFICE EQUIPMENT -- 0.8%
  Xerox Corp.,....................................       A2        8.00%   02/01/27      6,250       6,250,000
                                                                                                --------------
OIL & GAS -- 2.9%
  B.J. Services Co.,..............................      Baa3       7.00%   02/01/06      5,000       4,905,000
  Occidental Petroleum Corp.,.....................      Baa2      10.125%  11/15/01      5,000       5,608,250
  Occidental Petroleum Corp.,.....................      Baa2      11.125%  08/01/10      5,000       6,572,850
  Parker & Parsley Petroleum Co.,.................      Baa3       8.25%   08/15/07      4,000       4,192,600
                                                                                                --------------
                                                                                                    21,278,700
                                                                                                --------------
RAILROADS -- 1.8%
  CSX Corp.,......................................      Baa2       7.95%   05/01/27      3,000       3,099,750
  Norfolk Southern Corp.,.........................      Baa1       7.80%   05/15/27     10,000      10,295,000
                                                                                                --------------
                                                                                                    13,394,750
                                                                                                --------------
RESTAURANTS -- 1.2%
  Darden Restaurants, Inc.,.......................      Baa1      7.125%   02/01/16     10,000       8,869,900
                                                                                                --------------
RETAIL -- 3.4%
  Federated Department Stores, Inc.,..............      Baa2      8.125%   10/15/02      6,250       6,524,500
  Federated Department Stores, Inc.,..............      Baa2       8.50%   06/15/03     11,800      12,520,036
  Kmart Corp.,....................................      Ba3        9.80%   06/15/98      2,000       2,030,000
  Rite Aid Corp.,.................................       A3        6.70%   12/15/01      4,000       3,948,500
                                                                                                --------------
                                                                                                    25,023,036
                                                                                                --------------
UTILITIES -- 5.0%
  Arkla, Inc., M.T.N..............................      Baa3       9.32%   12/18/00      2,000       2,116,940
  Cleveland Electric Illuminating Company,........      Ba2        7.67%   07/01/04      5,000       5,018,750
  Cleveland Electric Illuminating Company,........      Ba2        7.19%   07/01/00      4,000       4,014,160
  Commonwealth Edison Co.,........................      Baa       7.625%   01/15/07      7,525       7,544,113
  El Paso Electric Company,.......................      Ba3        9.40%   05/01/11      4,000       4,354,840
  Pennsylvania Power & Light Co.,.................       A3       9.375%   07/01/21      1,150       1,273,694
  Quezon Power, (Philippines).....................      Ba1        8.86%   06/15/17      8,000       8,000,000
  Transco Energy Co.,.............................      Baa2      9.375%   08/15/01      4,000       4,353,360
                                                                                                --------------
                                                                                                    36,675,857
                                                                                                --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 5.7%
  Federal Farm Credit Bank,.......................                 8.65%   10/01/99        150         157,266
  Resolution Funding Corp.,.......................                 Zero    10/15/15     17,100       4,731,741
  Resolution Funding Corp.,.......................                8.125%   10/15/19        700         785,750
  Resolution Funding Corp.,.......................                8.625%   01/15/21        200         236,500
  United States Treasury Notes, (c)...............                6.125%   07/31/00     10,000       9,965,600
  United States Treasury Notes,...................                 6.25%   01/31/02      2,500       2,486,325
  United States Treasury Notes,...................                 6.50%   11/15/26      8,400       8,056,104

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS(CONTINUED)                             RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  United States Treasury Notes,...................                6.625%   06/30/01  $   7,430  $    7,499,619
  United States Treasury Notes,...................                12.50%   08/15/14      5,500       8,087,585
                                                                                                --------------
                                                                                                    42,006,490
                                                                                                --------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES -- 4.3%
  Federal National Mortgage Association,..........                 Zero    07/24/06      9,000       4,893,750
                                                                           10/01/16
                                                                              -
  Federal National Mortgage Association,..........                 9.00%   09/01/21        569         601,372
                                                                           05/20/02
                                                                              -
  Government National Mortgage Association,.......                 7.50%   02/15/26     25,641      26,044,941
                                                                                                --------------
                                                                                                    31,540,063
                                                                                                --------------
FOREIGN GOVERNMENT BONDS -- 14.9%
  City of St. Petersburg, (Russia)................       NR        9.50%   06/18/02      5,000       5,000,000
  Republic of Argentina, (Argentina)..............       B1        6.75%   03/31/05     10,780       9,318,596
  Republic of Colombia, (Columbia)................      Baa3       8.00%   06/14/01      1,600       1,626,432
  Republic of Colombia, (Columbia)................      Baa3       8.75%   10/06/99      3,500       3,660,545
  Republic of Panama, (Panama)....................      Ba1        3.50% (a) 07/17/14     8,000      6,170,000
  Republic of Panama, (Panama)....................      Ba1       7.875% (a) 02/13/02    11,000     10,931,250
  Republic of Philippines, (Philippines)..........      Ba1        8.60%   06/15/27     10,000       9,835,200
  Republic of Poland, (Poland)....................      Baa3       4.00% (a) 10/27/14    11,000      9,391,250
  Republic of South Africa, (South Africa)........      Baa3       8.50%   06/23/17      6,500       6,467,500
  Republic of Venezuela, (Venezuela)..............      Ba2        6.75% (a) 12/18/07    17,000     15,767,500
  Rio De Janeiro, (Brazil)........................       B1       10.375%  07/12/99      5,000       5,206,250
  Russian Ministry of Finance, (Russia),..........      Ba2       10.00%   06/26/07      9,000       8,968,500
  United Mexican States, (Mexico).................      Baa3      7.875%   08/06/01     12,000      12,019,200
  United Mexican States, (Mexico).................      Ba2       11.50%   05/15/26      5,000       5,710,000
                                                                                                --------------
                                                                                                   110,072,223
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $718,108,146).........................................................................     729,784,021
                                                                                                --------------

SHORT-TERM INVESTMENT -- 1.0%
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account..............                 5.88%   07/01/97      7,491       7,491,000
                                                                                                --------------
    (cost $7,491,000; Note 5)
TOTAL INVESTMENTS BEFORE SHORT SALES -- 99.7%
    (cost $725,599,146; Note 6)...............................................................     737,275,021
                                                                                                --------------
INVESTMENTS SOLD SHORT -- (1.7)%
  United States Treasury Bond,....................                6.625%   05/15/07      7,950      (8,015,826)
  United States Treasury Bond,....................                6.625%   06,30/02      1,500      (1,491,090)
  United States Treasury Bond,....................                 7.25%   05/15/04      3,000      (3,127,020)
                                                                                                --------------
    (proceeds $12,645,897; Note 2)............................................................     (12,633,936)
                                                                                                --------------
TOTAL INVESTMENTS, NET OF SHORT SALES -- 97.9%................................................     724,641,085
                                                                                                --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D) -- 0.1%........................................         370,344
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 2.0%...........................................      14,840,400
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%....................................................................  $  739,851,829
                                                                                                --------------
                                                                                                --------------

    The following abbreviations are used in portfolio descriptions:
    B.A.    Bankers' Acceptances
    M.T.N.  Medium Term Note
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Indicates a variable rate security.
(b)  Deposited with the custodian to cover on open short sale transaction.
(c)  Security segregated as collateral for futures contracts.
(d)  Open future contracts as of June 30, 1997 are as follows:

                                                      VALUE AT
  NUMBER OF                  EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS        TYPE        DATE     TRADE DATE      1997      DEPRECIATION
    Long
 Positions:
     341       U.S. T-Note    Sep 97    $36,785,375 $36,310,688   ($474,687)
     450       U.S. Bond      Sep 97    $49,978,125 $48,928,188   ($1,049,938)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

                          GOVERNMENT INCOME PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 96.4%                      INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
ASSET-BACKED SECURITIES -- 5.2%
  Chase Manhattan Credit Card Master Trust, Series
    1995-2 (a)....................................  5.735%   08/15/01  $  12,500  $   12,503,875
  Equicon Home Equity Loan Trust, Series 1994-2...   7.85%   03/18/14      1,785       1,815,001
  Merck & Co......................................   5.76%   05/03/37      8,000       8,081,520
  Team Financing Corp., Series 1997-1, Class A
    (b)...........................................   7.35%   05/15/03     10,000      10,150,000
                                                                                  --------------
                                                                                      32,550,396
                                                                                  --------------
COLLATERALIZED MORTGAGE OBLIGATION -- 2.3%
  Main Place Funding (b)..........................  5.877%   07/17/98     10,000      10,012,500
                                                                                  --------------
FOREIGN GOVERNMENT BONDS -- 3.4%
  United Mexican States...........................  7.563%   08/06/01     14,500      14,523,200
                                                                                  --------------
MORTGAGE PASS-THROUGHS -- 30.6%
  Federal Home Loan Mortgage Corp., ARM (a).......  7.387%   06/01/25      9,661       9,983,630
  Federal National Mortgage Association...........   6.25%   8/12/03      15,000      14,519,550
                                                             03/01/22
                                                                -
  Federal National Mortgage Association...........   8.00%   05/01/26     23,849      24,423,337
                                                             05/01/24
                                                                -
  Federal National Mortgage Association...........   8.50%   04/01/25     27,634      28,783,874
                                                             02/01/25
                                                                -
  Federal National Mortgage Association...........   9.00%   04/01/25     11,792      12,470,235
                                                             12/15/25
                                                                -
  Government National Mortgage Association........   7.50%   02/15/26     19,018      19,102,593
                                                             09/15/23
                                                                -
  Government National Mortgage Association........   8.00%   10/15/25     21,128      21,669,686
                                                                                  --------------
                                                                                     130,952,905
                                                                                  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 54.9%
                                                             03/15/06
                                                                -
  Israel AID......................................   Zero    08/15/09     38,272      18,849,059
  Resolution Funding Corp.........................   Zero    07/15/16     30,000       7,860,900
  Resolution Funding Corp.........................  8.125%   10/15/19      4,200       4,714,500
  Small Business Administration Participation
    Certificate...................................   7.15%   01/01/17     19,402      19,479,608
  Small Business Administration Participation
    Certificate...................................   7.20%   10/01/16     19,712      19,843,697
  Tennesee Valley Authority.......................  3.375%   01/15/07     15,120      14,586,113
  United States Treasury Bond.....................  8.125%   08/15/19     28,000      31,941,840
  United States Treasury Bond.....................  12.00%   08/15/13     25,100      35,332,266
  United States Treasury Note.....................   6.50%   08/31/01     10,000      10,048,400
  United States Treasury Note.....................  6.625%   02/15/27     15,000      14,676,600
  United States Treasury Note.....................   7.75%   12/31/99     35,000      36,252,300
  United States Treasury Note.....................  10.625%  08/15/15      5,000       6,954,700
  United States Treasury Note.....................   6.50%   11/15/26      5,000       4,795,300
                                                                                  --------------
                                                                                     225,335,283
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $413,551,473)...........................................................     413,374,284
                                                                                  --------------

SHORT-TERM INVESTMENT -- 2.1%
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account..............   5.88%   07/01/97      8,841       8,841,000
                                                                                  --------------
    (cost $8,841,000)
TOTAL INVESTMENTS -- 98.5%
  (cost $422,392,473; Note 6)...................................................     422,215,284
                                                                                  --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)..................................          28,125
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%...................................       6,455,580
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  428,698,989
                                                                                  --------------
                                                                                  --------------

(a) The interest rate shown reflects the current rate of a variable rate instrument.

(b)  Private placement restricted as for resale (represents 2.4% of net assets).

(c)  Open futures contracts as of June 30, 1997 are as follows:

                                                       VALUE AT
 NUMBER OF                    EXPIRATION  VALUE AT     JUNE 30,
 CONTRACTS         TYPE         DATE     TRADE DATE      1997      DEPRECIATION
   Short
 position:
              U.S. Treasury
     50       Bond             Sep 97    $5,436,406   $5,553,124   ($116,718)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                        ZERO COUPON BOND 2000 PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 97.1%                      INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
  Federal National Mortgage Association...........   Zero    01/24/02  $   7,777  $    5,796,276
  Federal National Mortgage Association...........   Zero    07/24/02      4,527       3,262,246
  United States Treasury Bond.....................   Zero    02/15/00      5,000       4,255,900
  United States Treasury Bond.....................   Zero    11/15/00     16,780      13,599,519
  United States Treasury Bond.....................   Zero    02/15/02      7,050       5,275,374
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $31,188,973)............................................................      32,189,315
                                                                                  --------------

SHORT-TERM INVESTMENT -- 3.1%
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account, (Note 5)....   5.88%   07/01/97      1,018       1,018,000
                                                                                  --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $32,206,973; Note 6)....................................................      33,207,315
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)                                          (54,020)
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $   33,153,295
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

                        ZERO COUPON BOND 2005 PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                       PRINCIPAL
LONG-TERM INVESTMENTS -- 99.7%                      INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                      RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 99.7%
  Federal National Mortgage Association...........   Zero    01/24/05  $   1,400  $      846,118
  Federal National Mortgage Association...........   Zero    01/24/06      2,320       1,302,100
  Financing Corp..................................   Zero    03/07/04      3,350       2,147,618
  Resoluton Funding Corp..........................   Zero    07/15/07      4,350       2,227,418
  United States Treasury Bond.....................   Zero    11/15/04     11,000       6,820,220
  United States Treasury Bond.....................   Zero    05/15/05     14,000       8,384,180
  United States Treasury Bond.....................   Zero    11/15/05      2,000       1,159,840
  United States Treasury Bond.....................   Zero    02/15/06      7,000       3,981,740
  United States Treasury Bond.....................   Zero    05/15/06     11,000       6,153,730
                                                                                  --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $31,279,274; Note 6)....................................................      33,022,964
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%                                             87,258
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $   33,110,222
                                                                                  --------------
                                                                                  --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

                        CONSERVATIVE BALANCED PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 93.8%
                                                                       VALUE
COMMON STOCKS -- 32.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.2%
  AlliedSignal, Inc...............................        233,600  $   19,622,400
  Boeing Co.......................................        239,600      12,713,775
  GenCorp, Inc....................................        105,000       2,428,125
  Litton Industries, Inc. (a).....................         40,300       1,946,994
  Parker-Hannifin Corp............................         30,650       1,860,072
  UNC, Inc. (a)...................................         46,500         680,062
  United Technologies Corp........................        193,600      16,068,800
                                                                   --------------
                                                                       55,320,228
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................        114,600      10,600,500
  USAir Group, Inc. (a)...........................        120,600       4,221,000
                                                                   --------------
                                                                       14,821,500
                                                                   --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Chrysler Corp...................................        155,100       5,089,219
  Ford Motor Co...................................         49,400       1,864,850
  General Motors Corp.............................         77,500       4,315,781
  Mascotech, Inc..................................        100,800       2,104,200
  Smith (A.O.) Corp...............................         75,000       2,667,187
  Titan International, Inc........................        108,050       1,904,381
                                                                   --------------
                                                                       17,945,618
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.2%
  BankAmerica Corp................................         94,700       6,114,069
  Chase Manhattan Corp............................        199,700      19,383,381
  First Union Corp.,..............................        179,800      16,631,500
  PNC Bank Corp.,.................................        299,500      12,466,687
                                                                   --------------
                                                                       54,595,637
                                                                   --------------
CHEMICALS -- 0.8%
  E.I. du Pont de Nemours & Co....................        231,600      14,561,850
  Ferro Corp......................................         95,900       3,554,294
  IMC Global, Inc.................................        249,600       8,736,000
  M.A. Hanna Co...................................        109,950       3,167,934
  Millennium Chemicals, Inc. (a)..................        156,327       3,556,439
  OM Group, Inc...................................         67,600       2,239,250
                                                                   --------------
                                                                       35,815,767
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.6%
  Morton International, Inc.......................        419,300      12,657,619
  Praxair, Inc....................................        289,500      16,212,000
                                                                   --------------
                                                                       28,869,619
                                                                   --------------
COMMERCIAL SERVICES -- 0.0%
  BW/IP, Inc. (Class 'A' Stock)...................         60,400       1,226,875
  IMO Industries, Inc. (a)........................        100,100         588,087
                                                                   --------------
                                                                        1,814,962
                                                                   --------------
COMPUTER SERVICES -- 1.4%
  Cabletron Systems, Inc. (a).....................         39,500       1,118,344
  Cadence Design Systems, Inc. (a)................        509,200      17,058,200
  Ceridian Corp. (a)..............................        389,400      16,452,150
  Computer Associates International, Inc..........        229,600      12,785,850
  Computer Sciences Corp. (a).....................         64,500       4,652,062
  Oracle Corp. (a)................................        242,300      12,205,862
                                                                   --------------
                                                                       64,272,468
                                                                   --------------
COMPUTERS -- 1.3%
  Compaq Computer Corp. (a).......................        162,100      16,088,425
  Digital Equipment Corp. (a).....................         98,000       3,472,875
  International Business Machines Corp.,..........        203,300      18,335,118
  Sun Microsystems, Inc. (a)......................        609,000      22,666,219
                                                                   --------------
                                                                       60,562,637
                                                                   --------------
CONSTRUCTION -- 0.2%
  Halter Marine Group,............................         19,343         464,232
  Oakwood Homes Corp..............................        148,600       3,566,400

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Standard Pacific Corp...........................        164,400  $    1,685,100
  Webb Corp.......................................        149,800       2,434,250
                                                                   --------------
                                                                        8,149,982
                                                                   --------------
CONSUMER SERVICES -- 0.1%
  ADT Ltd. (a)....................................         96,100       3,171,300
  SPS Transaction Services, Inc. (a)..............         31,200         577,200
                                                                   --------------
                                                                        3,748,500
                                                                   --------------
CONTAINERS & PACKAGING -- 0.0%
  Sealed Air Corp. (a)............................          9,300         441,750
                                                                   --------------
COSMETICS & SOAPS -- 0.3%
  Procter & Gamble Co.............................         99,800      14,096,750
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.1%
  RJR Nabisco Holdings Corp.......................        132,000       4,356,000
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp..................................        319,300      12,931,650
  Energy Group, PLC, ADR, (United Kingdom)........         53,662       2,273,927
  General Electric Co.............................        459,200      30,020,200
  Whitman Corp....................................        141,700       3,586,781
                                                                   --------------
                                                                       48,812,558
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  Amgen, Inc. (a).................................        383,900      22,314,187
  Baxter International, Inc.......................        279,500      14,603,875
  Biogen, Inc. (a)................................        586,600      19,871,075
  Guidant Corp....................................        186,000      15,810,000
  Johnson & Johnson...............................        109,800       7,068,375
  Medtronic, Inc..................................        207,600      16,815,600
  Merck & Co., Inc................................        198,200      20,513,700
  Novartis Corp., AG ADR (Switzerland)............        179,700      14,376,000
  Pfizer, Inc.,...................................        109,000      13,025,500
  Smithkline Beecham, PLC, ADR (United Kingdom)...        229,600      21,037,100
  United States Surgical Corp.....................         56,700       2,112,075
  Warner-Lambert Co...............................         79,900       9,927,575
                                                                   --------------
                                                                      177,475,062
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.2%
  Belden, Inc.....................................         71,600       2,438,875
  Westinghouse Electric Corp......................        248,200       5,739,625
                                                                   --------------
                                                                        8,178,500
                                                                   --------------
ELECTRONICS -- 0.6%
  Honeywell, Inc..................................        259,500      19,689,562
  Maxim Integrated Products, Inc. (a).............        109,800       6,244,875
                                                                   --------------
                                                                       25,934,437
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.0%
  Giant Cement Holdings, Inc. (a).................         63,600       1,192,500
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.5%
  U.S.A. Waste Services, Inc. (a).................        573,800      22,163,025
                                                                   --------------
FINANCIAL SERVICES -- 1.8%
  Federal National Mortgage Association...........        359,400      15,678,825
  Lehman Brothers Holdings, Inc.,.................        266,500      10,793,250
  Merrill Lynch & Co., Inc.,......................         62,100       3,702,712
  Morgan Stanley, Dean Witter, Discover & Co......        365,290      15,730,301
  Salomon, Inc....................................        108,500       6,035,312
  Schwab (Charles) Corp.,.........................        306,700      12,478,856
  Signet Banking, Corp............................        294,600      10,605,600
  State Street Boston Corp........................        159,700       7,386,125
                                                                   --------------
                                                                       82,410,981
                                                                   --------------
FOOD & BEVERAGES -- 0.5%
  Anheuser-Busch Companies, Inc...................        309,500      12,979,656
  Quaker Oats Co..................................        279,500      12,542,562
                                                                   --------------
                                                                       25,522,218
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOREST PRODUCTS -- 0.3%
  Champion International Corp.,...................        101,000  $    5,580,250
  Louisiana-Pacific Corp.,........................        101,000       2,133,625
  Mead Corp.......................................         50,600       3,149,850
  Willamette Industries, Inc......................         36,900       2,583,000
                                                                   --------------
                                                                       13,446,725
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.5%
  Healthsouth Corp., (a)..........................        858,500      21,408,844
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 0.2%
  Gillette Co.....................................         71,600       6,784,100
  Leggett & Platt, Inc............................         61,200       2,631,600
                                                                   --------------
                                                                        9,415,700
                                                                   --------------
HOUSING RELATED -- 0.1%
  Hanson, PLC ADR (United Kingdom)................         54,662       1,366,550
  Owens Corning...................................        105,200       4,536,750
                                                                   --------------
                                                                        5,903,300
                                                                   --------------
INSURANCE -- 2.5%
  Aetna, Inc......................................        199,700      20,444,287
  Allstate Corp...................................        229,600      16,760,800
  Berkley (WR) Corp...............................         30,100       1,772,137
  Chubb Corp......................................        239,600      16,023,250
  CIGNA Corp......................................         39,900       7,082,250
  Equitable of Iowa Companies.....................         57,800       3,236,800
  Financial Security Assurance Holdings, Ltd......         36,400       1,417,325
  PennCorp Financial Group, Inc...................         85,700       3,299,450
  Provident Companies, Inc........................         28,500       1,524,750
  Reinsurance Group of America, Inc...............         82,200       4,726,500
  TIG Holdings, Inc...............................         91,300       2,853,125
  Travelers Group Inc.............................        233,600      14,731,400
  Trenwick Group, Inc.............................         70,950       2,660,625
  United Healthcare Corp..........................        319,500      16,614,000
  Western National Corp...........................        141,200       3,785,925
                                                                   --------------
                                                                      116,932,624
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class 'A' Stock)................        439,300      18,121,125
  Hilton Hotels Corp..............................        263,800       7,007,187
                                                                   --------------
                                                                       25,128,312
                                                                   --------------
MACHINERY -- 0.6%
  Case Corp.,.....................................        312,400      21,516,550
  DT Industries, Inc..............................         38,200       1,365,650
  Global Industrial Technologies, Inc. (a)........         67,100       1,375,550
  Paxar Corp......................................        196,260       3,704,407
                                                                   --------------
                                                                       27,962,157
                                                                   --------------
MANUFACTURING -- 0.7%
  Illinois Tool Works, Inc........................        199,700       9,972,519
  Tyco International, Ltd.........................        326,100      22,684,331
                                                                   --------------
                                                                       32,656,850
                                                                   --------------
MEDIA -- 0.3%
  Central Newspapers, Inc.
    (Class 'A' Stock).............................         53,400       3,824,775
  Gannett Co., Inc................................         30,700       3,031,625
  Houghton Mifflin Co.............................         31,300       2,089,275
  Knight-Ridder, Inc..............................         62,100       3,046,781
  Lee Enterprises, Inc............................         54,300       1,432,163
                                                                   --------------
                                                                       13,424,619
                                                                   --------------
METALS - FERROUS -- 0.2%
  Bethlehem Steel Corp. (a).......................        144,300       1,506,131
  LTV Corp........................................        218,700       3,116,475
  Material Sciences Corp., (a)....................        103,400       1,596,238
  National Steel Corp. (Class 'B' Stock) (a)......         45,000         756,563
  USX-U.S. Steel Group............................         64,900       2,275,556
                                                                   --------------
                                                                        9,250,963
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS - NON FERROUS -- 0.3%
  Aluminum Company of America.....................        124,400  $    9,376,650
  Potash Corp. of Saskatchewan, Inc. (Canada).....         87,800       6,590,488
                                                                   --------------
                                                                       15,967,138
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.2%
  Coltec Industries, Inc..........................         46,600         908,700
  Donaldson, Co...................................         58,200       2,211,600
  IDEX Corp.......................................         64,200       2,118,600
  Mark IV Industries, Inc.........................         92,342       2,216,208
  Trinity Industries, Inc.........................         55,700       1,768,475
  Wolverine Tube, Inc. (a)........................         40,400       1,126,150
  York International Corp.........................         28,700       1,320,200
                                                                   --------------
                                                                       11,669,933
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.4%
  Unilever N.V., ADR, (United Kingdom)............         83,900      18,290,200
                                                                   --------------
OIL & GAS -- 1.2%
  Basin Exploration, Inc. (a).....................         18,500         143,375
  Cabot Oil & Gas Corp. (Class 'A' Stock).........         94,500       1,665,563
  Cross Timbers Oil Co............................        317,500       6,111,875
  Elf Aquitaine SA, ADR (France)..................        133,300       7,256,519
  Enron Oil & Gas Co..............................         51,600         935,250
  Mesa, Inc., (a).................................        467,100       2,685,825
  Murphy Oil Corp.................................         29,600       1,443,000
  Noble Affiliates Inc.,..........................        214,000       8,279,125
  Seagull Energy Corp. (a)........................         65,600       1,148,000
  Total SA, (Class 'B' Stock), (France)...........        139,700       7,072,313
  Unocal Corp.....................................        429,300      16,662,206
  Western Gas Resources, Inc.,....................        110,000       2,145,000
                                                                   --------------
                                                                       55,548,051
                                                                   --------------
OIL & GAS SERVICES -- 1.6%
  Apache Corporation,.............................        549,100      17,845,750
  Coflexip, ADR, (France).........................        111,300       3,352,913
  Halliburton Co..................................        339,400      26,897,450
  ICO, Inc........................................         82,100         425,894
  J. Ray McDermott, SA............................        174,800       4,719,600
  McDermott International, Inc....................        331,100       9,663,981
  Oryx Energy Co. (a).............................        131,700       2,782,163
  Parker & Parsley Petroleum Co...................        252,800       8,942,800
  Weatherford Enterra, Inc. (a)...................         49,753       1,915,491
                                                                   --------------
                                                                       76,546,042
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Crescent Operating, Inc.........................         17,460         209,520
  Crescent Real Estate Equities, Inc..............        174,600       5,543,550
                                                                   --------------
                                                                        5,753,070
                                                                   --------------
RETAIL -- 3.7%
  American Stores Co..............................        479,200      23,660,500
  Bombay Company, Inc. (a)........................        148,500         742,500
  Charming Shoppes, Inc. (a)......................        865,900       4,518,916
  Costco Companies, Inc...........................        429,300      14,113,238
  CVS Corp........................................        259,500      13,299,375
  Dillards, Inc. (Class 'A' Stock)................         33,900       1,173,788
  Federated Department Stores, Inc. (a)...........        387,400      13,462,150
  Home Depot, Inc.................................        259,500      17,889,281
  Jan Bell Marketing, Inc. (a)....................        161,500         393,656
  K mart Corp. (a)................................        319,300       3,911,425
  Kroger Co. (a)..................................        559,100      16,213,900
  Liz Claiborne, Inc..............................        309,500      14,430,438
  Rite Aid Corp...................................        199,700       9,960,038
  Safeway, Inc. (a)...............................        449,200      20,719,350
  Sears, Roebuck & Co.............................        299,500      16,098,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Tandy Corp......................................         25,000  $    1,400,000
  Toys 'R' Us, Inc. (a)...........................         93,100       3,258,500
                                                                   --------------
                                                                      175,245,180
                                                                   --------------
RUBBER -- 0.1%
  Goodyear Tire & Rubber Co.......................         41,800       2,646,463
                                                                   --------------
SOFTWARE -- 0.3%
  Microsoft Corp., (a)............................         99,800      12,612,225
                                                                   --------------
TELECOMMUNICATIONS -- 1.5%
  Alcatel Alsthom, ADR, (France)..................        133,400       3,368,350
  Ascend Communications, Inc. (a).................        287,500      11,320,313
  Deutsche Telekom, ADR, (Germany)................         48,100       1,160,413
  Qualcomm Inc....................................        329,400      16,758,225
  Tellabs, Inc. (a)...............................        329,400      18,405,225
  Worldcom Inc....................................        638,900      20,444,800
                                                                   --------------
                                                                       71,457,326
                                                                   --------------
TEXTILES -- 0.2%
  Fieldcrest Cannon, Inc. (a).....................         71,300       1,354,700
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...         77,500       2,402,500
  Owens-Illinois, Inc. (a)........................         61,300       1,900,300
  Phillips-Van Heusen Corp........................        101,100       1,516,500
  Tultex Corp. (a)................................         94,200         576,975
                                                                   --------------
                                                                        7,750,975
                                                                   --------------
TOBACCO -- 0.5%
  Bat Industries, PLC, ADR, (United Kingdom)......        112,500       2,060,156
  Phillip Morris Co. Inc.,........................        488,200      21,659,438
  UST, Inc........................................         38,600       1,071,150
                                                                   --------------
                                                                       24,790,744
                                                                   --------------
TOYS -- 0.5%
  Hasbro Inc......................................        399,300      11,330,138
  Mattel Inc......................................        400,551      13,568,665
                                                                   --------------
                                                                       24,898,803
                                                                   --------------
TRUCKING/SHIPPING -- 0.0%
  Yellow Corp.....................................         76,800       1,718,400
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,411,014,017)..........................................   1,536,925,343
                                                                   --------------

PREFERRED STOCKS -- 0.9%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Corp............................        225,900       6,099,300
  Central Hispano Financial Services..............      1,000,000      25,700,000
                                                                   --------------
                                                                       31,799,300
                                                                   --------------
LEISURE -- 0.2%
  Hilton Hotels (Conv.)...........................        427,800      10,801,950
                                                                   --------------
OIL & GAS -- 0.0%
  Mesa, Inc.......................................        169,210       1,131,592
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $42,991,696).............................................      43,732,842
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
LONG-TERM BONDS -- 60.1%                               RATING       (000)
                                                    ------------  ---------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   4,875       5,000,239
                                                                             --------------
AIRLINES -- 3.2%
  Delta Air Lines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      24,441,400
    10.375%, 02/01/11.............................      Baa3         28,405      35,521,021

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa3      $  10,125  $   12,089,047
    10.67%, 05/01/04..............................      Baa3         46,665      54,780,977
    11.21%, 05/01/14..............................      Baa3         18,433      24,132,299
                                                                             --------------
                                                                                150,964,744
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.2%
  Banc One Credit Card Master Trust,
    7.75%, 12/15/99...............................       A2           5,100       5,138,250
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,650       4,450,887
                                                                             --------------
                                                                                  9,589,137
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 3.8%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Columbia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,678,750
  Banco Ganadero, S.A., M.T.N., (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,646,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05...............................       A3          10,000       9,531,300
    8.25%, 03/15/16...............................       A3           7,500       7,182,188
    8.375%, 01/15/27..............................       A3          40,000      38,180,000
  Kansallis-Osake Pankki, N.Y., (Finland),
    6.125%, 05/15/98..............................       A3           6,160       6,153,840
    8.65%, 01/01/49...............................       A3          10,000      10,375,000
    9.75%, 12/15/98...............................       A3          16,950      17,716,988
  Okobank, (Finland),
    7.27%, 10/29/49...............................       A3           9,000       9,180,000
    7.375%, 09/27/49..............................       A3          18,750      19,078,125
    7.387%, 10/29/49..............................       A3           3,500       3,570,000
  Siam Commercila, (Thailand),
    7.50%, 03/15/06...............................       A3          14,500      13,898,613
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000       9,810,000
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16...............................       A3          20,000      19,090,500
                                                                             --------------
                                                                                177,092,054
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.9%
  Comcast Corp.,
    8.375%, 05/01/07..............................      Ba1           5,000       5,193,750
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Baa2          5,545       5,856,740
  TCI-Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000       9,458,300
    8.25%, 01/15/03...............................      Ba1           2,000       2,069,660
    8.75%, 08/01/15...............................      Ba1          15,450      16,193,145
    9.80%, 02/01/12...............................      Ba1          29,750      34,051,552
    9.875%, 06/15/22..............................      Ba1          12,900      14,751,537
                                                                             --------------
                                                                                 87,574,684
                                                                             --------------
CONSULTING -- 1.3%
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,459,500
    6.09%, 11/09/98...............................      Baa1         34,000      33,963,960
    6.29%, 10/22/98...............................      Baa1          5,000       5,008,600
    6.689%, 05/22/98..............................      Baa1          9,000       9,038,880
                                                                             --------------
                                                                                 60,470,940
                                                                             --------------
CONSUMER PRODUCTS -- 0.4%
  James River Corp.,
    7.75%, 11/15/23...............................      Baa3         17,800      17,011,282
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSUMER SERVICES -- 0.2%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1       $   6,700  $    6,560,707
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,497,300
                                                                             --------------
                                                                                  9,058,007
                                                                             --------------
ENERGY -- 0.2%
  Gulf Canada Resources, (Canada),
    8.25%, 03/15/17...............................      Ba1           7,500       7,687,500
                                                                             --------------
FINANCIAL SERVICES -- 15.9%
  American General
    Finance, Inc.,
    7.57%, 12/01/45...............................       A1          22,200      20,956,800
    8.125%, 03/15/46..............................       A1          50,000      50,323,500
  Aon Corp.,
    8.205%, 01/01/27..............................       A3          29,200      29,965,622
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       8,791,200
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      19,946,200
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,096,029
  Central Hispano Financial Services (Portugal)
    6.125%, 04/28/05..............................       A3          10,000      10,009,000
  Conseco, Inc.,
    8.70%, 11/15/26...............................      Ba2          37,513      38,393,669
    8.796%, 04/01/27..............................      Ba2          20,000      20,371,600
  Cullen Frost Capital Inc.,
    8.42%, 02/01/27...............................       NR          33,450      33,533,625
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2         11,500      11,329,455
    6.95%, 03/01/04...............................      Baa2         27,500      27,242,187
    7.00%, 06/15/00...............................      Baa3         30,000      30,210,300
    7.50%, 06/15/03...............................      Baa2          5,000       5,098,650
    7.875%, 03/15/98..............................      Baa2          9,925      10,037,053
    8.75%, 12/15/99...............................      Baa2          5,000       5,239,050
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       A3          11,150      10,859,821
  First Union Corp.,
    9.45%, 06/15/99...............................       A3           4,000       4,218,160
  First USA Bank,
    5.763%, 01/13/98..............................      Aa2          20,000      20,014,200
    8.20%, 02/15/98...............................      Aa2          11,500      11,628,800
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         19,300      19,246,346
  GreenPoint Financial Corp.,
    9.10%, 06/01/27...............................      Ba1          12,500      12,588,750
  Lehman Brothers Holdings, Inc.,
    6.71%, 10/12/99 (b)...........................      Baa1          6,000       6,014,700
    6.84%, 09/25/98 (b)...........................      Baa1         30,000      30,217,500
    6.89%, 10/10/00 (b)...........................      Baa1         10,545      10,574,421
    7.125%, 07/15/02 (b)..........................      Baa1         16,000      15,949,440
  Long Island Savings Bank,
    7.00%, 06/13/02...............................      Baa3         15,000      14,998,800
  Lumbermens Mutual Casualty Co.,
    9.15%, 07/01/26...............................      Baa1         37,625      41,131,838
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          15,000      15,017,100
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           8,950       9,712,182
  Riggs National Corp.,
    8.875%, 03/15/27..............................      Baa3         14,650      14,869,750

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Salomon, Inc.,
    6.50%, 03/01/00...............................      Baa1      $  38,500  $   38,305,960
    6.59%, 02/21/01...............................      Baa1         42,500      42,006,575
    6.75%, 02/15/03...............................      Baa1          5,000       4,894,250
    7.00%, 03/04/02...............................      Baa1         32,000      31,851,200
    7.25%, 05/01/01...............................      Baa1          8,625       8,725,050
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          25,000      25,053,500
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       8,928,720
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      20,306,365
                                                                             --------------
                                                                                748,657,368
                                                                             --------------
FOOD & BEVERAGE -- 0.4%
  Coca-Cola Enterprises, Inc.,
    6.50%, 11/15/97...............................       A3           3,750       3,757,162
  RJR Nabisco, Inc.,
    8.125%, 09/27/05..............................      Baa3          5,000       4,983,350
    8.50%, 07/01/07...............................      Baa3          6,000       5,980,020
    8.75%, 08/15/05...............................      Baa3          4,000       4,059,800
                                                                             --------------
                                                                                 18,780,332
                                                                             --------------
INDUSTRIAL -- 0.9%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,448,000
  Reliance Industries Ltd.,
    8.125%, 09/27/05..............................      Baa3         15,000      15,037,500
    8.25%, 01/15/27...............................      Baa3         19,000      19,047,500
                                                                             --------------
                                                                                 41,533,000
                                                                             --------------
MEDIA -- 7.9%
  News America Holdings, Inc.,
    7.375%, 10/17/08..............................      Baa3         28,000      27,718,600
    7.75%, 12/01/45...............................      Baa3         19,000      17,784,190
    8.15%, 10/17/36...............................      Baa3         21,500      21,196,205
    9.25%, 02/01/13...............................      Baa3         25,550      28,487,483
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           6,425       6,436,822
  Time Warner, Inc.,
    7.75%, 06/15/05...............................      Ba1          15,000      15,243,750
    8.11%, 08/15/06...............................      Ba1          23,250      24,142,568
    8.18%, 08/15/07...............................      Ba1          38,415      39,994,241
    8.375%, 07/15/33..............................      Baa1         37,450      38,240,570
    9.125%, 01/15/13..............................      Ba1          14,270      15,778,624
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Baa1          5,325       5,522,824
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Baa1         71,325      68,586,120
    7.75%, 06/01/05...............................      Ba2          62,025      61,555,471
                                                                             --------------
                                                                                370,687,468
                                                                             --------------
OFFICE EQUIPMENT -- 1.0%
  Xerox Corp.,
    8.00%, 02/01/27...............................       A2          48,450      48,450,000
                                                                             --------------
OIL & GAS -- 0.8%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa3          4,000       3,924,000
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................       NR           8,250       8,250,000
  Parker & Parsley
    Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,144,450
  Petroliam Nasional, (Malaysia),
    6.625%, 10/18/01..............................       NR          22,000      21,805,080
                                                                             --------------
                                                                                 37,123,530
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
PAPER & FOREST -- 0.4%
  Fort Howard Corp.,
    8.25%, 02/01/02...............................      Baa3      $   7,000  $    7,315,000
    9.25%, 03/15/01...............................      Baa3         11,300      12,034,500
                                                                             --------------
                                                                                 19,349,500
                                                                             --------------
RAILROADS -- 0.5%
  Norfolk Southern Corp. BD,
    7.05%, 05/01/37...............................      Baa1         25,000      25,375,000
                                                                             --------------
RETAIL -- 2.6%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Baa2         60,530      63,188,478
    8.50%, 06/15/03...............................      Baa2         36,600      38,833,332
    10.00%, 02/15/01..............................      Baa2         15,350      16,839,717
  Rite Aid Corp.,
    6.70%, 12/15/01...............................       A3           5,000       4,935,625
                                                                             --------------
                                                                                123,797,152
                                                                             --------------
TECHNOLOGY -- 0.4%
  Comdisco, Inc., M.T.N.,
    6.375%, 11/30/01..............................      Baa1         21,500      21,046,135
                                                                             --------------
TELECOMMUNICATIONS -- 2.9%
  Southern New England Telephone Co.,
    7.25%, 12/15/33...............................      Aa2          35,000      33,075,000
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      Ba1           9,350       9,128,872
    8.25%, 01/15/03...............................      Ba1          20,000      20,696,600
    9.25%, 04/15/02...............................      Ba1           9,500      10,193,690
    9.80%, 02/01/12...............................      Ba1          21,500      24,608,685
  Total Access Communications, (Thailand),
    8.375%, 11/04/06..............................      Ba1          33,000      32,276,310
  Worldcom, Inc.,
    7.75%, 04/01/27...............................      Ba1           4,500       4,709,430
                                                                             --------------
                                                                                134,688,587
                                                                             --------------
TOBACCO -- 1.0%
  Phillip Morris Co. Inc.,
    6.375%, 02/01/06..............................       A2          17,675      16,713,126
    7.20%, 02/01/07...............................       A2          31,915      31,637,978
                                                                             --------------
                                                                                 48,351,104
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.1%
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa2          3,000       3,096,000
    10.05%, 06/15/99..............................      Baa2            500         530,995
                                                                             --------------
                                                                                  3,626,995
                                                                             --------------
UTILITIES -- 2.6%
  Arkla, Inc., M.T.N.,
    9.25%, 12/18/97...............................      Baa3          3,000       3,033,960
  Clevland Electric Illuminating Company,
    7.19%, 07/01/00...............................      Ba2          19,000      19,067,260
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         41,000      40,942,190
    7.375%, 01/15/07..............................      Baa           5,000       5,012,700
    7.625%, 01/15/07..............................      Baa          16,000      16,040,640
  Quezon Power, (Philippines),
    8.86%, 06/15/17...............................      Ba1           5,000       5,000,000
  Southern California, Edison Co.,
    7.125%, 07/15/25..............................       A1          35,000      32,850,650
                                                                             --------------
                                                                                121,947,400
                                                                             --------------

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONT'D)                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 4.1%
  Federal National Mortgage Association,
    7.17%, 06/26/07...............................                $  15,000  $   14,920,350
  Fleet Financial Group, Inc.,
    7.35%, 05/15/03...............................                   11,000      11,165,000
  United States Treasury Notes,
    5.875%, 01/31/99..............................                   35,000      34,928,950
    5.875%, 02/15/04..............................                       25          24,223
    6.25%, 07/31/98...............................                   17,500      17,571,050
    6.25%, 06/30/02...............................                   17,400      17,296,644
    6.25%, 02/15/03...............................                    2,450       2,430,865
    6.50%, 04/30/99...............................                   11,000      11,082,500
    6.50%, 10/15/06...............................                    3,200       3,186,496
    6.50%, 11/15/26...............................                   37,600      36,060,656
    7.125%, 09/30/99..............................                   38,000      38,777,860
    7.25%, 05/15/04...............................                    3,000       3,127,020
                                                                             --------------
                                                                                190,571,614
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 7.3%
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          10,000      10,000,000
  Republic of Argentina,
    6.75%, 03/31/05 (b)...........................       B1          21,340      20,059,600
  Republic of Colombia,
    7.125%, 05/11/98..............................      Baa3          2,775       2,795,813
    7.625%, 02/15/07..............................      Baa3         45,000      43,848,000
    8.00%, 06/14/01...............................      Baa3          2,250       2,287,170
    8.75%, 10/06/99...............................      Baa3         12,325      12,890,348
  Republic of Panama,
    3.50%, 07/17/14...............................      Ba1          25,000      19,281,250
  Republic of Poland,
    4.00%, 10/27/14...............................      Baa3        155,500     132,758,125
  Republic of South Africa,
    8.50%, 06/23/17...............................      Baa3         31,000      30,845,000
  Republic of Venezuela,
    6.75%, 12/18/07...............................      Ba2          36,000      33,390,000
  Royal Bank of Canada,
    6.75%, 10/24/11...............................      Aa3          17,400      16,860,600
  Russian Ministry of Finance,
    10.00%, 06/26/07..............................      Ba2          17,000      16,940,500
                                                                             --------------
                                                                                341,956,406
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,793,785,647)....................................................   2,820,390,178
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,247,791,360)....................................................   4,401,048,363
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.5%
BANK-RELATED INSTRUMENTS
  Avco Financial Services, Inc.,
    5.46%, 11/17/97...............................       P1       $   2,000       1,999,891
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurian Bank,
    5.408%, 12/09/97..............................       NR           4,000       4,000,000
  First Bank National Association,
    5.28%, 10/24/97...............................       P3           2,000       1,999,564
    5.585%, 11/19/97..............................       P3           2,000       2,000,000
  Key Bank, N.A.,
    5.608%, 08/21/97..............................       NR           1,000         999,970
                                                                             --------------
                                                                                  8,999,534
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CERTIFICATES OF DEPOSIT - EURO -- 0.1%
  Abbey National, Plc,
    5.50%, 11/21/97...............................       P1       $   1,000  $      999,184
  Australia - New Zealand,
    5.52%, 06/16/97...............................       P3           2,000       2,000,067
                                                                             --------------
                                                                                  2,999,251
                                                                             --------------
CERTIFICATES OF DEPOSIT - YANKEE -- 0.9%
  Banque Nationale De Paris, (France)
    5.58%, 04/02/97...............................       NR           3,000       2,999,993
    5.74%, 08/20/97...............................       NR           1,000       1,000,000
  Berliner Handels, (Germany),
    5.62%, 08/11/97...............................       P3           3,000       3,000,034
  Canadian Imperial Bank, (Canada),
    5.60%, 08/25/97...............................       P3          10,000      10,000,000
    5.68%, 08/19/97...............................       P3           1,000       1,000,000
  Corestates Financial Corp.,
    5.533%, 01/23/98..............................       NR           1,000       1,000,000
    5.626%, 12/19/97..............................       P3           1,000       1,000,000
  Creditanstalt, (Germany)
    5.43%, 04/07/97...............................       NR           5,000       5,000,013
  Deutsche Bank (Germany),
    5.69%, 10/28/97...............................       P3          13,000      12,999,937
  Royal Bank of Canada,
    5.91%, 06/17/98...............................       P3           3,000       2,998,345
  Societe Generale, (France)
    5.75%, 12/22/97...............................       P1           2,000       2,000,346
                                                                             --------------
                                                                                 42,998,668
                                                                             --------------
COMMERCIAL PAPER -- 3.3%
  Acquisition Holding Company,
    5.60%, 07/16/97...............................       NR           1,000         997,667
  Aetna Services, Inc.,
    5.57%, 07/15/97...............................       NR           1,000         997,834
  American General Financial Corp.,
    5.55%, 07/07/97...............................       P1           1,000         999,075
    9.50%, 08/01/97...............................       P1           1,500       1,504,345
  American Honda Finance Corp.,
    5.60%, 07/30/97...............................       P1           8,800       8,760,302
  Aristar, Inc.,
    5.70%, 07/24/97...............................       P2           1,000         996,358
  Asset Securitization Corp.,
    5.56%, 08/18/97...............................       NR           1,000         992,587
  Associates Corp. of North America,
    5.55%, 07/03/97...............................       P1           2,000       1,999,383
  Bear, Stearns & Co.,
    5.58%, 07/08/97...............................       P1           1,000         998,915
  BP America, M.T.N.,
    8.875%, 12/01/97..............................       P3           1,000       1,011,106
  Ciesco Corp.,
    5.60%, 08/14/97...............................       P1           1,000         993,156
  Coca Cola Enterprises, Inc.,
    5.58%, 07/14/97...............................       NR           1,000         997,985
    5.66%, 08/13/97...............................       NR           4,131       4,103,072
  Commerzbank AG,
    5.67%, 08/21/97...............................       P3           1,000         991,968
  Corporate Asset Funding Corp.,
    5.62%, 08/07/97...............................       P1           4,000       3,976,896
  Corporate Receivables Corp.,
    5.55%, 07/10/97...............................       NR           1,000         998,613
    5.625%, 08/20/97..............................       NR           2,000       1,984,375
  Countrywide Home Loans,
    5.60%, 08/07/97...............................       NR           5,000       4,971,222

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  CXC, Inc.,
    5.65%, 08/05/97...............................       NR       $   4,138  $    4,115,270
  Dillard Investment Corp.,
    5.55%, 07/23/97...............................       P3           9,300       9,268,458
  Enterprise Funding Corp.,
    5.55%, 07/03/97...............................       NR           2,000       1,999,383
  Falcon Asset Securitization,
    5.55%, 07/08/97...............................       P1           3,927       3,922,762
  Finova Capital Corp.,
    5.60%, 07/09/97...............................       NR           1,000         998,756
    5.71%, 07/15/97...............................       NR           1,000         997,779
  First Chicago Corp.,
    5.56%, 08/19/97...............................       P3           1,000         992,432
  First Data Corp.,
    5.68%, 08/19/97...............................       NR           1,000         992,269
  Ford Motor Credit,
    5.55%, 07/09/97...............................       P1           8,200       8,189,887
  General Electric Capital Services, Inc.,
    5.70%, 11/05/97...............................       P1           5,000       4,899,458
    5.70%, 01/12/98...............................       P1           5,000       4,845,625
  General Motors Acceptance Corp.,
    5.59%, 07/07/97...............................       P1           5,000       4,995,342
  General Signal Corp.,
    5.58%, 07/08/97...............................       NR           1,693       1,691,163
    5.58%, 07/18/97...............................       NR           2,585       2,578,189
  Indosuez N. A., Inc,
    5.66%, 07/07/97...............................       NR           1,270       1,268,802
  John Deere Capital Corp.,
    5.54%, 07/09/97...............................       P1           1,000         998,769
  Johnson Controls Inc.,
    5.60%, 07/07/97...............................       P2           9,525       9,516,110
  Lehman Brothers Holdings, Inc.,
    5.75%, 07/02/97...............................       NR           3,000       2,999,521
  MCI Communications Corp.,
    5.45%, 07/07/97...............................       NR           1,000         999,092
    5.54%, 07/07/97...............................       NR           3,000       2,997,230
  Mitsubishi International Corp.,
    6.00%, 07/08/97...............................       P1             780         779,090
  National Australia Bank,
    5.80%, 10/03/97...............................       NR           4,000       4,000,588
  National Bank of Canada,
    5.41%, 07/07/97...............................       P3           3,000       2,997,295
  Newell Co.,
    5.60%, 08/20/97...............................       NR           1,000         992,222
  NYNEX Corp.,
    5.65%, 07/14/97...............................       P3           3,000       2,993,879
  Potomac Electric Power Co.,
    5.52%, 07/28/97...............................       P1           6,000       5,975,160
  Rank Xerox Capital PLC.,
    5.56%, 08/20/97...............................       NR           1,000         992,278
  Rubbermaid, Inc.,
    5.57%, 08/05/97...............................       NR           1,362       1,354,624
  Short Term Repack Asset,
    6.00%, 12/15/97...............................       NR           4,000       3,999,608
  Smith Barney,
    5.55%, 07/07/97...............................       NR           2,415       2,412,766
  Societe Generale,
    5.70%, 12/19/97...............................       P1           7,900       7,898,452
  Sonoco Products,
    6.30%, 07/01/97...............................       P1           1,360       1,360,000
  Svenska Handelsbanken,
    5.62%, 08/14/97...............................       NR           9,000       8,938,180
  Triple-A One Plus Funding,
    5.70%, 07/07/97...............................       NR           4,000       3,996,200
                                                                             --------------
                                                                                156,231,498
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
OTHER CORPORATE OBLIGATIONS -- 0.1%
  Barton Capital Corp.,
    5.70%, 08/15/97...............................       NR       $   1,968  $    1,953,978
  Capital Equipment Receivable Trust,
    5.60%, 10/15/97...............................       NR             944         944,395
  Credit Agricole Indosue,
    5.63%, 08/11/97...............................       NR           1,000       1,000,028
                                                                             --------------
                                                                                  3,898,401
                                                                             --------------
REPURCHASE AGREEMENTS -- 0.9%
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97 (cost $40,325,000; Note 5)....                   40,325      40,325,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $257,452,243)......................................................     257,452,243
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT SALE -- 99.3%
  (cost $4,505,243,603; Note 6)............................................   4,658,500,606
                                                                             --------------
                                                      PRINCIPAL
                                                       AMOUNT          VALUE
INVESTMENTS SOLD SHORT -- (0.3%)                        (000)         (NOTE 2)
                                                    -------------  --------------
 United States Treasury Notes,
    6.25%, 06/30/02...............................          4,600      (4,572,676)
    6.625%, 05/15/07..............................          9,900      (9,981,972)
                                                                   --------------
TOTAL INVESTMENTS SOLD SHORT
  (proceeds $14,574,078; Note 2).................................     (14,554,648)
                                                                   --------------
TOTAL INVESTMENTS, NET OF SHORT SALES -- 99.0%...................
                                                                    4,643,945,958
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C) -- 0.1%...........
                                                                        2,594,875
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%....................
                                                                       60,749,935
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $4,707,290,768
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    M.T.N.  Medium Term Note
    ADR     American Depository Receipt
    PLC     Public Limited Company
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.
(b)  Indicates a variable rate security.
(c)  Open futures contracts as of June 30, 1997 are as follows:.

                                                       VALUE AT
  NUMBER OF                   EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS        TYPE         DATE     TRADE DATE      1997      APPRECIATION
    Long
 Positions:
               U.S. Long
    3,716      Bond            Sep 97    $404,381,438 $412,708,250 $8,326,812
               U.S. 10 Yr
    1,468      TNote           Sep 97    $156,316,656 $158,360,500 $2,043,844

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

                           FLEXIBLE MANAGED PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 94.2%
                                                                       VALUE
COMMON STOCKS -- 56.7%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.8%
  AlliedSignal, Inc...............................        325,700  $   27,358,800
  Boeing Co.......................................        334,000      17,722,875
  GenCorp, Inc....................................        428,200       9,902,125
  Litton Industries, Inc. (a).....................        164,400       7,942,575
  Parker-Hannifin Corp............................        125,000       7,585,937
  UNC, Inc. (a)...................................        189,800       2,775,825
  United Technologies Corp........................        270,100      22,418,300
                                                                   --------------
                                                                       95,706,437
                                                                   --------------
AIRLINES -- 1.1%
  AMR Corp. (a)...................................        466,000      43,105,000
  USAir Group, Inc. (a)...........................        491,700      17,209,500
                                                                   --------------
                                                                       60,314,500
                                                                   --------------
APPAREL MANUFACTURING -- 0.5%
  Liz Claiborne, Inc..............................        431,400      20,114,025
  Phillips-Van Heusen Corp........................        412,600       6,189,000
                                                                   --------------
                                                                       26,303,025
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.4%
  Chrysler Corp...................................        632,700      20,760,469
  Ford Motor Co...................................        201,300       7,599,075
  General Motors Corp.............................        316,400      17,619,525
  Mascotech, Inc..................................        411,300       8,585,887
  Smith (A.O.) Corp...............................        306,300      10,892,794
  Titan International, Inc........................        440,700       7,767,337
                                                                   --------------
                                                                       73,225,087
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.7%
  BankAmerica Corp................................        132,600       8,560,987
  Chase Manhattan Corp............................        278,400      27,022,200
  First Union Corp................................        250,600      23,180,500
  PNC Bank Corp...................................        417,600      17,382,600
  Signet Banking, Corp............................        411,400      14,810,400
                                                                   --------------
                                                                       90,956,687
                                                                   --------------
CHEMICALS -- 1.6%
  E.I. du Pont de Nemours & Co....................        323,000      20,308,625
  Ferro Corp......................................        391,300      14,502,556
  IMC Global, Inc.................................        348,000      12,180,000
  M.A. Hanna Co...................................        448,200      12,913,762
  Millennium Chemicals, Inc. (a)..................        637,700      14,507,675
  OM Group, Inc...................................        275,900       9,139,187
                                                                   --------------
                                                                       83,551,805
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.7%
  Morton International, Inc.......................        584,600      17,647,612
  Praxair, Inc....................................        403,700      22,607,200
                                                                   --------------
                                                                       40,254,812
                                                                   --------------
COMMERCIAL SERVICES -- 0.1%
  BW/IP, Inc. (Class 'A' Stock)...................        246,400       5,005,000
  IMO Industries, Inc. (a)........................        408,500       2,399,937
                                                                   --------------
                                                                        7,404,937
                                                                   --------------
COMPUTER SERVICES -- 2.0%
  Cabletron Systems, Inc. (a).....................         62,700       1,775,194
  Cadence Design Systems, Inc. (a)................        709,800      23,778,300
  Ceridian Corp. (a)..............................        542,800      22,933,300
  Computer Associates International, Inc..........        320,100      17,825,569
  Computer Sciences Corp. (a).....................         90,000       6,491,250
  Microsoft Corp. (a).............................        139,200      17,591,400
  Oracle Corp. (a)................................        368,800      18,578,300
                                                                   --------------
                                                                      108,973,313
                                                                   --------------
COMPUTERS -- 2.2%
  Compaq Computer Corp. (a).......................        226,100      22,440,425
  Digital Equipment Corp. (a).....................        399,700      14,164,369

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  International Business Machines Corp............        507,700  $   45,788,194
  Sun Microsystems, Inc. (a)......................        849,000      31,598,719
                                                                   --------------
                                                                      113,991,707
                                                                   --------------
CONSUMER SERVICES -- 0.3%
  ADT Ltd. (a)....................................        392,300      12,945,900
  SPS Transaction Services, Inc. (a)..............        127,100       2,351,350
                                                                   --------------
                                                                       15,297,250
                                                                   --------------
CONSTRUCTION -- 0.6%
  Halter Marine Group.............................         79,100       1,898,400
  Oakwood Homes Corp..............................        606,400      14,553,600
  Standard Pacific Corp...........................        670,400       6,871,600
  Webb Corp.......................................        611,100       9,930,375
                                                                   --------------
                                                                       33,253,975
                                                                   --------------
CONTAINERS & PACKAGING -- 0.2%
  Owens-Illinois, Inc. (a)........................        250,000       7,750,000
  Sealed Air Corp. (a)............................         37,800       1,795,500
                                                                   --------------
                                                                        9,545,500
                                                                   --------------
COSMETICS & SOAPS -- 0.4%
  Procter & Gamble Co.............................        139,200      19,662,000
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.3%
  RJR Nabisco Holdings Corp.......................        538,700      17,777,100
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.6%
  Cognizant Corp..................................        445,700      18,050,850
  Energy Group, PLC, ADR, (United Kingdom)........        218,900       9,275,887
  General Electric Co.............................        640,300      41,859,612
  Whitman Corp....................................        578,000      14,630,625
                                                                   --------------
                                                                       83,816,974
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.8%
  Amgen, Inc. (a).................................        535,400      31,120,125
  Baxter International, Inc.......................        389,700      20,361,825
  Biogen, Inc. (a)................................        817,800      27,702,975
  Guidant Corp....................................        258,600      21,981,000
  Johnson & Johnson...............................        153,100       9,855,812
  Medtronic, Inc..................................        289,600      23,457,600
  Merck & Co., Inc................................        277,500      28,721,250
  Novartis Corp., AG, ADR (Switzerland)...........        250,600      20,048,000
  Pfizer, Inc.....................................        152,000      18,164,000
  Smithkline Beecham, PLC, ADR (United Kingdom)...        320,100      29,329,162
  United States Surgical Corp.....................        231,300       8,615,925
  Warner-Lambert Co...............................        111,400      13,841,450
                                                                   --------------
                                                                      253,199,124
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.6%
  Baldor Electric Co..............................              1              30
  Belden, Inc.....................................        292,200       9,953,062
  Westinghouse Electric Corp......................      1,012,600      23,416,375
                                                                   --------------
                                                                       33,369,467
                                                                   --------------
ELECTRONICS -- 0.7%
  Honeywell, Inc..................................        362,000      27,466,750
  Maxim Integrated Products, Inc. (a).............        153,100       8,707,562
                                                                   --------------
                                                                       36,174,312
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        259,600       4,867,500
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.6%
  U.S.A. Waste Services, Inc. (a).................        800,200      30,907,725
                                                                   --------------
FINANCIAL SERVICES -- 3.1%
  Federal National Mortgage Association...........        501,100      21,860,487
  Lehman Brothers Holdings, Inc...................      1,087,300      44,035,650
  Merrill Lynch & Co., Inc........................        253,100      15,091,087

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Morgan Stanley Group, Inc.......................        234,995  $   10,119,472
  Morgan Stanley, Dean Witter Discover & Co.......        431,800      18,594,387
  Salomon, Inc....................................        442,900      24,636,312
  Schwab (Charles) Corp...........................        427,500      17,393,906
  State Street Boston Corp........................        222,700      10,299,875
                                                                   --------------
                                                                      162,031,176
                                                                   --------------
FOOD & BEVERAGES -- 0.7%
  Anheuser-Busch Companies, Inc...................        431,400      18,091,837
  Quaker Oats Co..................................        389,700      17,487,787
                                                                   --------------
                                                                       35,579,624
                                                                   --------------
FOREST PRODUCTS -- 1.0%
  Champion International Corp.,...................        412,200      22,774,050
  Louisiana-Pacific Corp..........................        412,200       8,707,725
  Mead Corp.......................................        206,600      12,860,850
  Willamette Industries, Inc......................        150,800      10,556,000
                                                                   --------------
                                                                       54,898,625
                                                                   --------------
HOSPITAL MANAGEMENT -- 0.6%
  Healthsouth Corp. (a)...........................      1,197,100      29,852,681
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.4%
  Gillette Co.....................................        100,000       9,475,000
  Leggett & Platt, Inc............................        249,500      10,728,500
                                                                   --------------
                                                                       20,203,500
                                                                   --------------
HOUSING RELATED -- 0.4%
  Hanson, PLC, ADR (United Kingdom)...............        223,100       5,577,500
  Owens Corning...................................        429,000      18,500,625
                                                                   --------------
                                                                       24,078,125
                                                                   --------------
INSURANCE -- 4.4%
  Aetna, Inc......................................        278,400      28,501,200
  Allstate Corp...................................        320,100      23,367,300
  Berkley (WR) Corp...............................        124,300       7,318,162
  Chubb Corp......................................        334,000      22,336,250
  CIGNA Corp......................................         55,600       9,869,000
  Equitable of Iowa Companies.....................        235,800      13,204,800
  Financial Security Assurance Holdings, Ltd......        148,500       5,782,219
  PennCorp Financial Group, Inc...................        349,600      13,459,600
  Provident Companies, Inc........................        116,300       6,222,050
  Reinsurance Group of America, Inc...............        335,400      19,285,500
  TIG Holdings, Inc...............................        372,300      11,634,375
  Travelers Group Inc.............................        325,701      20,539,519
  Trenwick Group, Inc.............................        289,700      10,863,750
  United Healthcare Corp..........................        445,400      23,160,800
  Western National Corp...........................        575,900      15,441,319
                                                                   --------------
                                                                      230,985,844
                                                                   --------------
LEISURE -- 0.7%
  Carnival Corp. (Class 'A' Stock)................        612,400      25,261,500
  Hilton Hotels Corp..............................        369,100       9,804,219
                                                                   --------------
                                                                       35,065,719
                                                                   --------------
MACHINERY -- 1.4%
  Case Corp.......................................        684,700      47,158,712
  DT Industries, Inc..............................        155,600       5,562,700
  Global Industrial Technologies, Inc. (a)........        273,600       5,608,800
  Paxar Corp......................................        809,500      15,279,313
                                                                   --------------
                                                                       73,609,525
                                                                   --------------
MANUFACTURING -- 0.9%
  Illinois Tool Works, Inc........................        278,400      13,902,600
  Tyco International, Ltd.........................        454,601      31,623,182
                                                                   --------------
                                                                       45,525,782
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
MEDIA -- 1.0%
  Central Newspapers, Inc. (Class 'A' Stock)......        217,600  $   15,585,600
  Gannett Co., Inc................................        125,300      12,373,375
  Houghton Mifflin Co.............................        127,600       8,517,300
  Knight-Ridder, Inc..............................        253,000      12,412,813
  Lee Enterprises, Inc............................        221,400       5,839,425
                                                                   --------------
                                                                       54,728,513
                                                                   --------------
METALS-FERROUS -- 0.7%
  Bethlehem Steel Corp. (a).......................        588,900       6,146,644
  LTV Corp........................................        892,000      12,711,000
  Material Sciences Corp. (a).....................        421,800       6,511,538
  National Steel Corp. (Class 'B' Stock) (a)......        183,200       3,080,050
  USX-U.S. Steel Group............................        265,100       9,295,069
                                                                   --------------
                                                                       37,744,301
                                                                   --------------
METALS-NON FERROUS -- 0.9%
  Aluminum Company of America.....................        507,400      38,245,275
  Potash Corp. of Saskatchewan, Inc. (Canada).....        122,500       9,195,156
                                                                   --------------
                                                                       47,440,431
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Coltec Industries, Inc..........................        190,000       3,705,000
  Donaldson, Co...................................        237,800       9,036,400
  IDEX Corp.......................................        261,500       8,629,500
  Mark IV Industries, Inc.........................        376,900       9,045,600
  Trinity Industries, Inc.........................        227,000       7,207,250
  Wolverine Tube, Inc. (a)........................        164,600       4,588,225
  York International Corp.........................        117,200       5,391,200
                                                                   --------------
                                                                       47,603,175
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Unilever N.V., ADR (United Kingdom).............        116,800      25,462,400
                                                                   --------------
OIL & GAS -- 3.0%
  Basin Exploration, Inc. (a).....................         75,700         586,675
  Cabot Oil & Gas Corp. (Class 'A' Stock).........        385,700       6,797,963
  Cross Timbers Oil Co............................        442,600       8,520,050
  Enron Oil & Gas Co..............................        210,600       3,817,125
  J. Ray McDermott, SA............................        713,300      19,259,100
  McDermott International, Inc....................      1,345,700      39,277,619
  Mesa, Inc., (a).................................      1,905,400      10,956,050
  Murphy Oil Corp.................................        120,900       5,893,875
  Noble Affiliates, Inc...........................        444,100      17,181,119
  Seagull Energy Corp. (a)........................        260,200       4,553,500
  Total SA (Class'B' Stock) (France)..............        194,700       9,856,688
  Unocal Corp.....................................        598,400      23,225,400
  Western Gas Resources, Inc.,....................        448,500       8,745,750
                                                                   --------------
                                                                      158,670,914
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 0.6%
  Elf Aquitaine SA, ADR (France)..................        544,200      29,624,888
                                                                   --------------
OIL & GAS SERVICES -- 2.5%
  Apache Corporation..............................        765,500      24,878,750
  Coflexip, ADR (France)..........................        454,300      13,685,788
  Halliburton Co..................................        473,200      37,501,100
  ICO, Inc........................................        335,100       1,738,331
  Oryx Energy Co. (a).............................        537,500      11,354,688
  Parker & Parsley Petroleum Co...................      1,031,300      36,482,238
  Weatherford Enterra, Inc. (a)...................        203,300       7,827,050
                                                                   --------------
                                                                      133,467,945
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.4%
  Crescent Operating, Inc.........................         71,240         854,880
  Crescent Real Estate Equities, Inc..............        712,400      22,618,700
                                                                   --------------
                                                                       23,473,580
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
RETAIL -- 5.0%
  American Stores Co..............................        668,100  $   32,987,438
  Bombay Company, Inc. (a)........................        605,900       3,029,500
  Charming Shoppes, Inc. (a)......................      3,532,600      18,435,756
  Costco Companies, Inc...........................        598,400      19,672,400
  CVS Corp........................................        362,000      18,552,500
  Dillards, Inc. (Class 'A' Stock)................        138,100       4,781,713
  Federated Department Stores, Inc. (a)...........        540,000      18,765,000
  Home Depot, Inc.................................        362,000      24,955,375
  Jan Bell Marketing, Inc. (a)....................        658,700       1,605,581
  K mart Corp. (a)................................      1,302,600      15,956,850
  Kroger Co. (a)..................................        779,500      22,605,500
  Rite Aid Corp...................................        278,400      13,885,200
  Safeway, Inc. (a)...............................        626,400      28,892,700
  Sears, Roebuck & Co.............................        417,600      22,446,000
  Tandy Corp......................................        101,900       5,706,400
  Toys 'R' Us, Inc. (a)...........................        379,600      13,286,000
                                                                   --------------
                                                                      265,563,913
                                                                   --------------
RUBBER -- 0.2%
  Goodyear Tire & Rubber Co.......................        170,800      10,813,775
                                                                   --------------
TELECOMMUNICATIONS -- 2.1%
  Alcatel Alsthom, ADR (France)...................        543,800      13,730,950
  Ascend Communications, Inc. (a).................        400,800      15,781,500
  Deutsche Telekom, ADR (Germany).................        196,100       4,730,913
  Qualcomm Inc....................................        459,300      23,366,888
  Tellabs, Inc. (a)...............................        459,300      25,663,388
  Worldcom Inc....................................        890,700      28,502,400
                                                                   --------------
                                                                      111,776,039
                                                                   --------------
TEXTILES -- 0.3%
  Fieldcrest Cannon, Inc. (a).....................        291,200       5,532,800
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...        316,400       9,808,400
  Tultex Corp. (a)................................        384,400       2,354,450
                                                                   --------------
                                                                       17,695,650
                                                                   --------------
TOBACCO -- 0.9%
  Bat Industries, PLC, ADR (United Kingdom).......        458,600       8,398,113
  Philip Morris Companies, Inc....................        799,100      35,460,063
  UST, Inc........................................        107,500       2,983,125
                                                                   --------------
                                                                       46,841,301
                                                                   --------------
TOYS -- 0.7%
  Hasbro Inc......................................        556,700      15,796,363
  Mattel Inc......................................        558,500      18,919,188
                                                                   --------------
                                                                       34,715,551
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp. (b)................................        313,300       7,010,088
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,641,205,395)..........................................   3,003,016,302
                                                                   --------------

PREFERRED STOCKS -- 0.9%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Financial Services..............      1,000,000      25,700,000
                                                                   --------------
OIL & GAS -- 0.1%
  Mesa, Inc.......................................        690,098       4,615,030
                                                                   --------------
LEISURE -- 0.3%
  Hilton Hotels (Conv.)...........................        611,400      15,437,850
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $44,602,115).............................................      45,752,880
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS -- 36.6%                               RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   4,875  $    5,000,239
                                                                             --------------
AIRLINES -- 2.1%
  Delta Air Lines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      23,628,723
    10.375%, 02/01/11.............................      Baa3         25,750      32,200,890
  United Air Lines, Inc.,
    9.75%, 08/15/21...............................      Baa3         10,125      12,089,047
    10.67%, 05/01/04..............................      Baa3         19,500      22,891,440
    11.21%, 05/01/14..............................      Baa3         17,500      22,910,825
                                                                             --------------
                                                                                113,720,925
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.1%
  Standard Credit Card Master Trust,
    5.95%, 10/07/04...............................      Aaa           4,500       4,307,310
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 2.8%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N. (Colombia)
    8.625%, 06/02/00..............................      Baa3          5,500       5,678,750
  Banco Ganadero, S.A., M.T.N. (Colombia)
    9.75%, 08/26/99 (c)...........................      Baa3          7,300       7,646,750
  Bangkok Bank (Thailand),
    7.25%, 09/15/05...............................       A3          10,000       9,531,300
    8.25%, 03/15/16...............................       A3           7,500       7,182,187
    8.375%, 01/15/27..............................       A3          43,000      41,043,500
  Kansallis-Osake Pankki, (Finland),
    8.65%, 01/01/49(b)............................       A3           9,000       9,337,500
  Okobank (Finland),
    7.27%, 10/29/49(b)............................       A3           9,000       9,180,000
    7.375%, 09/27/49..............................       A3          18,750      19,078,125
    7.387%, 10/29/49(b)...........................       A3           3,500       3,570,000
  Siam Commercila (Thailand)
    7.50%, 03/15/06...............................       A3          14,500      13,898,612
  Svenska Handelsbank (Sweden),
    7.125%, 03/29/49..............................       A1           5,000       4,905,000
  Thai Farmers Bank (Thailand),
    8.25%, 08/21/16...............................       A3          20,000      19,090,500
                                                                             --------------
                                                                                150,142,224
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.4%
  Comcast Corp.,
    8.375%, 05/01/07..............................      Ba1           5,000       5,193,750
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes
    (Canada),
    10.00%, 03/15/05..............................      Ba3           2,000       2,160,000
  TCI-Communications, Inc.,
    8.25%, 01/15/03...............................      Ba1           8,000       8,278,640
    8.75%, 08/01/15...............................      Ba1          17,950      18,813,395
    9.80%, 02/01/12...............................      Ba1          20,750      23,750,242
    9.875%, 06/15/22..............................      Ba1          12,878      14,726,379
                                                                             --------------
                                                                                 72,922,406
                                                                             --------------
CHEMICALS -- 0.6%
  Reliance Industries Ltd. (India),
    9.375%, 06/24/26..............................      Baa3         12,000      13,125,000
    10.25%, 01/15/2097............................      Baa3         15,000      16,260,000
                                                                             --------------
                                                                                 29,385,000
                                                                             --------------
CONSUMER PRODUCTS -- 0.1%
  James River Corp.,
    7.75%, 11/15/23...............................      Baa3          5,000       4,778,450
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSUMER SERVICES -- 0.2%
  Digital Equipment Corp.,
    7.125%, 10/15/02..............................      Ba1       $   9,800  $    9,596,258
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,497,300
                                                                             --------------
                                                                                 12,093,558
                                                                             --------------
ENERGY -- 0.5%
  Gulf Canada Resources (Canada),
    8.25%, 03/15/17...............................      Ba1          24,890      25,512,250
                                                                             --------------
FINANCIAL SERVICES -- 7.3%
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A1          20,050      18,927,200
    8.25%, 03/15/46...............................       A1          60,000      60,388,200
  Central Hispano Financial Services (Portugal),
    6.352%, 04/28/05..............................       NR           5,000       5,004,500
  Conseco, Inc.,
    8.70%, 11/15/26...............................      Ba2          37,538      38,419,256
    8.796%, 04/01/27..............................      Ba2          25,000      25,464,500
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2         20,700      20,393,019
    6.95%, 03/01/04...............................      Baa2          7,500       7,429,688
    7.00%, 06/15/00...............................      Baa3         13,500      13,594,635
  First Tennessee National Corp., B.A.,
    8.07%, 01/06/27...............................       A3          11,150      10,859,821
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         14,200      14,160,524
  GreenPoint Financial Corp.,
    9.10%, 06/01/27...............................      Ba1          12,500      12,588,750
  Lumbermens Mutual Casualty Co.,
    9.15%, 07/01/26...............................      Baa1         20,975      22,929,975
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          12,000      12,013,680
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           7,600       8,247,216
  Riggs National Corp.,
    8.875%, 03/15/27..............................      Baa3         14,650      14,869,750
  Salomon, Inc.,
    6.50%, 03/01/00...............................      Baa1         19,000      18,904,240
    6.59%, 02/21/01...............................      Baa1         35,000      34,593,650
    6.75%, 08/15/03...............................      Baa1          5,000       4,885,800
    7.00%, 03/04/02...............................      Baa1         18,000      17,916,300
    7.25%, 05/01/01...............................      Baa1          8,625       8,725,050
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      20,306,365
                                                                             --------------
                                                                                390,622,119
                                                                             --------------
FOOD & BEVERAGE -- 0.2%
  RJR Nabisco, Inc.,
    8.50%, 07/01/07...............................      Baa3          6,750       6,727,523
    8.75%, 08/15/05...............................      Baa3          3,000       3,044,850
                                                                             --------------
                                                                                  9,772,373
                                                                             --------------
INDUSTRIAL -- 0.1%
  Compania Sud Americana de Vapores, S.A. (Chile),
    7.375%, 12/08/03..............................       NR           5,650       5,537,000
                                                                             --------------
MEDIA -- 4.8%
  News America Holdings, Inc.,
    7.375%, 10/17/08..............................      Baa3          2,000       1,979,900
    7.75%, 12/01/45...............................      Baa3         10,000       9,360,100

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
    8.15%, 10/17/36...............................      Baa3      $   8,500  $    8,379,895
    9.25%, 02/01/13...............................      Baa3         33,700      37,574,489
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,116,744
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1          28,250      29,334,518
    8.18%, 08/15/07...............................      Ba1          13,000      13,534,430
    8.375%, 07/15/33..............................      Baa1         32,800      33,492,408
    9.125%, 01/15/13..............................      Ba1          12,040      13,312,869
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................       BA           5,300       5,496,895
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Baa1         23,350      22,453,360
    7.75%, 06/01/05...............................      Ba2          68,800      68,279,184
                                                                             --------------
                                                                                252,314,792
                                                                             --------------
OFFICE EQUIPMENT -- 0.8%
  Xerox Corp.,
    8.00%, 02/01/27...............................       A2          40,500      40,500,000
                                                                             --------------
OIL & GAS -- 0.3%
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa3          4,000       3,924,000
  Empresa Colombia de Petroleos (Colombia),
    7.25%, 07/08/98...............................       NR           8,250       8,250,000
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,144,450
                                                                             --------------
                                                                                 15,318,450
                                                                             --------------
PAPER & FOREST -- 0.3%
  Fort Howard Corp.,
    9.25%, 03/15/01...............................      Baa3         13,700      14,590,500
                                                                             --------------
RETAIL -- 1.5%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Baa2          4,600       4,802,032
    8.50%, 06/15/03...............................      Baa2         63,290      67,151,956
    10.00%, 02/15/01..............................      Baa2          8,000       8,776,400
                                                                             --------------
                                                                                 80,730,388
                                                                             --------------
TECHNOLOGY -- 0.1%
  Comdisco, Inc., M.T.N.,
    6.375%, 11/30/01..............................      Baa1          2,700       2,643,003
                                                                             --------------
TELECOMMUNICATIONS -- 0.8%
  Tele-Communications, Inc.,
    7.875%, 08/01/13..............................      Ba1          32,150      31,389,653
  Total Access Communications (Thailand),
    8.375%, 11/04/06..............................      Ba1           4,000       3,912,280
  Worldcom, Inc.,
    7.75%, 04/01/27...............................      Ba1           6,000       6,279,240
                                                                             --------------
                                                                                 41,581,173
                                                                             --------------
TOBACCO -- 1.1%
  Phillip Morris Co., Inc.,
    7.20%, 02/01/07...............................       A2          10,000       9,913,200
    7.50%, 04/01/04...............................       A2          50,000      50,804,000
                                                                             --------------
                                                                                 60,717,200
                                                                             --------------
UTILITIES -- 1.2%
  Cleveland Electric Illuminating Company,
    7.19%, 07/01/00...............................      Ba2           7,000       7,024,780
    7.67%, 07/01/04...............................      Ba2          54,000      54,202,500
  Quezon Power, (Philippines),
    8.86%, 06/15/17...............................      Ba1           5,000       5,000,000
                                                                             --------------
                                                                                 66,227,280
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                            RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.3%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19.........................      Aaa       $  11,800  $    2,463,250
  United States Treasury Notes,
    6.25%, 02/15/03(c)............................      Aaa           3,000       2,976,570
    6.50%, 11/15/26...............................      Aaa           5,200       4,987,112
    6.625%, 05/15/07(c)...........................       Aa           1,875       1,890,525
    6.75%, 08/15/26(c)............................      Aaa           3,000       2,969,070
                                                                             --------------
                                                                                 15,286,527
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 9.9%
  City of St. Petersburg (Russia),
    9.50%, 06/18/02...............................       NR          35,000      35,000,000
  Republic of Argentina (Argentina),
    6.75%, 03/31/05...............................       B1          77,600      72,944,000
  Republic of Colombia (Colombia),
    7.125%, 05/11/98..............................      Baa3          2,700       2,720,250
    7.625%, 02/15/07..............................      Baa3         25,000      24,360,000
    8.00%, 06/14/01...............................      Baa3          2,150       2,185,518
    8.75%, 10/06/99...............................      Baa3         12,300      12,864,201
  Republic of Panama (Panama),
    3.50%, 07/17/14...............................      Ba1         101,000      77,896,250
  Republic of the Philippines (The Philippines),
    8.60%, 06/15/27...............................      Ba1          80,000      78,681,600
  Republic of Poland (Poland),
    3.00%, 10/27/24...............................      Baa3         25,000      14,437,500
    4.00%, 10/27/14...............................      Baa3         53,000      45,248,750
  Republic of South Africa (South Africa),
    8.50%, 06/23/17...............................      Baa3         31,000      30,845,000
  Republic of Venezuela (Venezuela),
    6.75%, 12/18/07...............................      Ba2          79,250      73,504,375
  Royal Bank of Canada (Canada),
    6.75%, 10/24/11...............................      Aa3           5,000       4,845,000
  Russian Ministry of Finance (Russia),
    10.00%, 06/26/07..............................      Ba2          19,975      19,905,088
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2          25,000      28,550,000
                                                                             --------------
                                                                                523,987,532
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,915,479,790)....................................................   1,937,690,699
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,601,287,300)....................................................   4,986,459,881
                                                                             --------------

                                                                                 VALUE
SHORT-TERM INVESTMENTS -- 5.8%                                                  (NOTE 2)
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurian Bank,
    5.408%, 12/09/97..............................       P1           2,000       2,000,000
  CoreStates Bank, N.A.,
    5.626%, 12/19/97..............................       NR           1,000       1,000,000

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  First Bank N.A.,
    5.585%, 10/15/97..............................       P3       $   2,000  $    2,000,000
  Key Bank, N.A.,
    5.608%, 08/21/97..............................       NR           2,000       1,999,941
                                                                             --------------
                                                                                  6,999,941
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR
  Berliner Handels (Germany),
    5.72%, 07/21/97...............................       P3           1,000       1,000,006
  Royal Bank of Canada, (Canada),
    5.50%, 08/06/97...............................       P3           1,000         999,624
                                                                             --------------
                                                                                  1,999,630
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.6%
  Berliner Handels (Germany),
    5.62%, 08/11/97...............................       P3           1,000       1,000,011
  Canadian Imperial Bank (Canada),
    5.60%, 08/25/97...............................       P3           8,000       8,000,000
    5.68%, 08/19/97...............................       P3           3,000       3,000,000
  Credit Agricole Indosuez (France),
    5.63%, 08/11/97...............................       NR           3,000       3,000,084
  Creditanstalt (Germany),
    5.43%, 04/07/97...............................       NR           5,000       5,000,013
  Deutsche Bank (Germany),
    5.69%, 10/28/97...............................       P3           1,000         999,902
  Landesbank Hessen-Thuringen (Germany),
    6.13%, 04/01/98...............................       NR           1,000         999,581
  Royal Bank of Canada (Germany),
    5.91%, 06/17/98...............................       P3           3,000       2,998,345
  Societe Generale (France),
    5.75%, 12/22/97...............................       P1           2,100       2,099,589
    6.19%, 05/06/98...............................       P1           4,000       3,997,993
                                                                             --------------
                                                                                 31,095,518
                                                                             --------------
COMMERCIAL PAPER -- 3.6%
  Abbey National Treasury Services, PLC (United
    Kingdom),
    5.45%, 07/11/97...............................       P1           4,400       4,393,339
  Acquisition Holding Company,
    5.60%, 07/16/97...............................       NR           1,000         997,667
  Aetna Services, Inc.,
    5.57%, 07/15/97...............................       NR           2,000       1,995,668
  American General Financial Corp.,
    5.55%, 07/07/97...............................       P1           3,000       2,997,225
  American Honda Finance Corp.,
    5.60%, 07/30/97...............................       P1           8,800       8,760,302
  Aristar, Inc.,
    5.70%, 07/24/97...............................       P2           1,000         996,358
  Asset Securitization Corp.,
    5.56%, 08/18/97...............................       NR           4,000       3,970,347
  Associates Corp. of North America,
    5.55%, 07/03/97...............................       P1           1,000         999,692
    6.625%, 11/15/97..............................       P1             600         602,097
  Avco Financial Services Corp.,
    5.46%, 11/17/97...............................       P1           1,000         999,945
  B. B. V. Finance Deleware, Inc.,
    5.45%, 09/04/97...............................       NR           2,000       1,980,319

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Banque Nationale De Paris (France),
    5.74%, 08/20/97...............................       NR       $   4,000  $    4,000,000
  Barton Capital Corp.,
    5.59%, 07/31/97...............................       NR           3,279       3,263,725
    5.65%, 07/25/97...............................       NR           1,905       1,897,824
  Bear, Stearns & Co.,
    5.57%, 07/07/97...............................       P1           2,000       1,998,143
    5.58%, 07/08/97...............................       P1           1,000         998,915
  Beneficial Corp.,
    5.571%, 08/05/97..............................       P1           1,000       1,000,061
  Ciesco Corp.,
    5.60%, 08/14/97...............................       P1           1,000         993,156
  Coca Cola Enterprises, Inc.,
    5.58%, 07/14/97...............................       NR           1,000         997,985
    5.70%, 08/18/97...............................       NR           1,000         992,400
  Commerzbank AG (Germany),
    5.67%, 08/21/97...............................       P3           2,000       1,983,935
  Corporate Asset Funding Corp.,
    5.62%, 08/07/97...............................       P1           6,000       5,965,343
  Corporate Receivables Corp.,
    5.62%, 08/20/97...............................       NR           2,000       1,984,375
  Countrywide Home Loan, Inc.,
    5.58%, 07/09/97...............................       NR           5,335       5,328,385
  CXC, Inc.,
    5.65%, 08/05/97...............................       NR           2,345       2,332,119
  Dillard Investment Corp.,
    5.55%, 07/23/97...............................       P3           9,300       9,268,457
  Falcon Asset Security Corp.,
    5.57%, 07/07/97...............................       P1           1,770       1,768,357
  Finova Capital Corp.,
    5.60%, 07/09/97...............................       NR           1,000         998,756
    5.71%, 07/15/97...............................       NR           2,000       1,995,559
  First Chicago Corp.,
    5.56%, 08/19/97...............................       P3           1,000         992,432
  First Data Corp.,
    5.68%, 08/19/97...............................       NR           1,000         992,269
  Ford Motor Credit,
    5.55%, 07/09/97...............................       P1           8,275       8,264,794
  General Electric Capital Services, Inc.,
    5.55%, 10/06/97...............................       P3           1,000         985,046
    5.70%, 11/05/97...............................       P1           5,000       4,899,458
    5.70%, 01/12/98...............................       P1           5,000       4,845,625
  General Motors Acceptance Corp.,
    5.59%, 07/07/97...............................       P1           3,000       2,997,205
    5.82%, 11/07/97...............................       P1           5,000       4,895,725
    7.00%, 08/19/97...............................       P1           1,000       1,001,286
  General Signal Corp.,
    5.58%, 07/18/97...............................       NR           2,415       2,408,636
    5.58%, 07/18/97...............................       NR           2,000       1,994,730
  GTE Corp.,
    5.57%, 07/15/97...............................       P2             405         404,123
    5.61%, 07/22/97...............................       P2           2,000       1,993,455
  GTE Finance Corp.,
    5.58%, 07/17/97...............................       P3           1,563       1,559,124
    5.60%, 07/24/97...............................       P3           4,000       3,985,689
  Household Finance Corp.,
    5.709%, 08/11/97..............................       P2             475         475,092
  Indosuez N. A., Inc (France)
    5.66%, 07/07/97...............................       NR           2,000       1,998,113

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  International Lease Finance Corp.,
    5.35%, 07/30/97...............................       A1       $   2,662  $    2,650,528
  John Deere Capital Corp.,
    5.54%, 07/09/97...............................       P1           1,000         998,769
  Johnson Controls Inc.,
    5.60%, 07/07/97...............................       P2          10,475      10,465,223
  Johnson Controls, Inc.,
    5.57%, 07/11/97...............................       P2           1,000         998,453
  Lehman Brothers Holdings, Inc.,
    5.75%, 07/02/97...............................       NR           3,000       2,999,521
  MCI Communications Corp.,
    5.45%, 07/07/97...............................       NR           1,000         999,092
    5.54%, 07/07/97...............................       NR           1,000         999,077
  Merrill Lynch & Co., Inc.,
    5.468%, 10/16/97..............................       P3           1,000       1,000,090
  Mitsubishi International Corp.,
    5.75%, 07/08/97...............................       P1           3,000       2,996,646
  National Bank of Canada (Canada),
    5.41%, 07/07/97...............................       P3           1,000         999,098
  Newell Co.,
    5.60%, 08/20/97...............................       NR           1,000         992,222
  Norwest Corp.,
    7.70%, 11/15/97...............................       P1             500         503,639
  NYNEX Corp.,
    5.60%, 07/21/97...............................       P3             927         924,116
  Potomac Electric Power Co.,
    5.52%, 07/28/97...............................       P1           6,021       5,996,073
  Prefco,
    5.55%, 07/02/97...............................       P1           1,000         999,846
  Rank Xerox Capital PLC (United Kingdom),
    5.56%, 08/20/97...............................       NR           1,000         992,278
  Rubbermaid, Inc.,
    5.57%, 08/05/97...............................       NR           1,000         994,585
    6.30%, 07/01/97...............................       NR           5,700       5,700,000
  Shell Oil Co.,
    6.15%, 07/01/97...............................       NR           3,000       3,000,000
  Short Term Repack Asset,
    6.006%, 12/15/97..............................       NR           1,000         999,902
  Smith Barney, Inc.,
    5.55%, 07/07/97...............................       NR           1,585       1,583,534
  Sonoco Products,
    6.30%, 07/01/97...............................       P1           3,976       3,976,000
  Svenska Handelsbanken (Sweden),
    5.62%, 08/14/97...............................       NR          11,000      10,924,442
  Triple-A One Plus Funding,
    5.70%, 07/07/97...............................       NR           4,327       4,322,889
  WCP Funding, Inc.,
    5.65%, 08/04/97...............................       NR           2,000       1,989,328
                                                                             --------------
                                                                                190,158,607
                                                                             --------------
OTHER CORPORATE OBLIGATIONS
  Capital Equipment Receivable Trust,
    5.60%, 10/15/97...............................       NR             378         377,758
  Empersa La Moderna, SA (Mexico)
    10.25%, 11/12/97..............................       NR           2,000       2,022,500
                                                                             --------------
                                                                                  2,400,258
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
REPURCHASE AGREEMENTS -- 1.4%
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97...............................                $  74,666  $   74,666,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $307,299,369)......................................................     307,319,954
                                                                             --------------
TOTAL INVESTMENTS BEFORE SHORT SALE -- 100.0%
  (cost $4,908,586,669; Note 6)............................................   5,293,779,835
                                                                             --------------

INVESTMENTS SOLD SHORT -- (0.7%)
  United States Treasury Bonds,
    6.25% 6/30/02...............................................     31,810     (31,809,920)
    6.63% 5/15/07...............................................      5,041      (5,041,400)
                                                                             --------------
TOTAL INVESTMENTS SOLD SHORT
    (proceeds $36,863,906; Note 2)..............................                (36,851,320)
                                                                             --------------

TOTAL INVESTMENTS, NET OF SHORT SALES -- 99.3%.............................
                                                                              5,256,928,515
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                  1,386,563
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%..............................
                                                                                (35,323,342)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,293,638,420
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        AG  Aktiegesellschaft (German Stock Company)
    B.A.    Bankers' Acceptances
    C.D.    Certificates of Deposit
    M.T.N.  Medium Term Note
        NR  Not Rated
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Indicates a variable rate security.

(c)  Security segregated as collateral for future contracts.

(d)  Open futures contracts as of June 30, 1997 are as follows:.

                                                   VALUE AT
  NUMBER OF               EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS      TYPE       DATE     TRADE DATE      1997      DEPRECIATION
    Short
  Position:
               U.S.
    2,465      T-Bond      Sep 97    $268,153,594 $273,769,063 ($5,615,469)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

                           HIGH YIELD BOND PORTFOLIO
JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
LONG-TERM INVESTMENTS -- 95.6%                        MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 90.1%                               RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.2%
  Fairchild Corp..................................       CA       12.00%   10/15/01  $   2,571  $    2,622,420
  Talley Manufacturing & Technology, Inc., Sr.
    Notes.........................................       B2       10.75%   10/15/03      3,000       3,150,000
                                                                                                --------------
                                                                                                     5,772,420
                                                                                                --------------
AUTOMOTIVE PARTS -- 1.2%
  Foamex, L.P.....................................       B3       9.875%   06/15/07      1,450       1,500,750
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,380,000
                                                                                                --------------
                                                                                                     5,880,750
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 6.3%
  Benedek Broadcasting Corp., Sr. Notes...........       B2       11.875%  03/01/05      2,910       3,215,550
  Capstar Broadcasting, Zero Coupon (until
    2/1/02), 12.750%..............................       NR        Zero    02/01/09      1,800       1,143,000
  Capstar Broadcasting............................       NR        9.25%   07/01/07      2,000       1,935,000
  Globo Communicacoes E Particip., Sr. Notes......       NR       10.50%   12/20/06      2,040       2,162,400
  Hollinger Int'l., Inc...........................       BA       8.625%   03/15/05      1,100       1,113,750
  Hollinger Int'l., Inc...........................       B1        9.25%   03/15/07        825         841,500
  Multicanal Participacoes S.A....................       NR       10.50%   02/01/07      1,000       1,077,500
  Outdoor Systems, Inc., Sr. Sub. Notes...........       B1       9.375%   10/15/06      1,500       1,507,500
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      4,500       4,860,000
  Plitt Theaters, Inc., Sr. Sub. Notes............       B3       10.875%  06/15/04      4,000       4,240,000
  TV Azteca SA DE CV..............................       BA       10.125%  02/15/04        700         714,875
  TV Azteca SA DE CV..............................       BA       10.50%   02/15/07      2,850       2,907,000
  United Artists Theatre Circuit, Inc.............       BA       11.50%   05/01/02      4,000       4,175,000
  Von Hoffman Press, Inc..........................       B3       10.375%  05/15/07        500         522,500
                                                                                                --------------
                                                                                                    30,415,575
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 1.6%
  Falcon Building Products, Inc., Zero Coupon
    (until 6/15/02), 10.50%.......................       B3        Zero    06/15/07        900         531,000
  Falcon Building Products, Inc...................       B3        9.50%   06/15/07        600         597,000
  Nortek, Inc., Sr. Sub. Notes....................       CA       9.875%   03/01/04      3,750       3,843,750
  Wickes Lumber Co................................       B3       11.625%  12/15/03      3,000       2,932,500
                                                                                                --------------
                                                                                                     7,904,250
                                                                                                --------------
CABLE -- 8.2%
  Adelphia Communications.........................       NR       9.875%   03/01/07      2,000       1,930,000
  Cablevision Systems Corp., Sr. Sub. Notes.......       B3       9.875%   02/15/13      3,300       3,415,500
  CCA Holdings, Sr. Sub. Notes....................       NR       13.00%   12/31/99      1,000       1,235,000
  Comcast Corp., Sr. Sub. Notes...................       B1       10.625%  07/15/12      4,000       4,720,000
  Comcast UK Cable, Zero Coupon (until 11/15/00),
    11.20% (a)....................................       B2        Zero    11/15/07      1,225         918,750
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 12/15/00), 11.750%.....................       B3        Zero    12/15/05      2,250       1,558,125
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 2/15/02), 10.750%......................       B3        Zero    02/15/07        700         414,750
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 9/30/99), 13.250%......................       B3       13.25%   09/30/04      2,000       1,670,000
  Echostar Communications Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/1/99), 12.875%...........       CA        Zero    06/01/04      2,465       2,070,600
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00), 13.125%......................       B-        Zero    03/15/04      2,965       2,134,800
  Falcon Holdings Group, L.P., Series B, Sr. Sub.
    Notes, PIK....................................       NR       11.00%   09/15/03      4,020       4,039,954
  Intermedia Capital Partners.....................       B2       11.25%   08/01/06      3,380       3,641,950
  International Cabletel, Inc., Zero Coupon (until
    10/15/98), 10.875%............................       B3        Zero    10/15/03      1,500       1,275,000
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/15/00), 12.750%..........       B3        Zero    04/15/05      4,350       3,349,500
  Kabelmedia Holdings, Sr. Disc. Note.............       B3        Zero    08/01/06      2,000       1,200,000
  Marcus Cable Operating Co., L.P., Sr. Sub. Disc.
    Notes.........................................       B3        Zero    08/01/04      2,250       1,957,500
  Rogers Cablesystems, Inc., Sr. Sec'd. Deb.
    (Canada)......................................       BA       10.00%   12/01/07      1,000       1,070,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes,
    (Canada)......................................       BA       10.00%   03/15/05      1,750       1,890,000
  Telewest Comm., PLC Zero Coupon (until 10/1/00),
    11.00% (a)....................................       B1        Zero    10/01/07      1,500       1,080,000
                                                                                                --------------
                                                                                                    39,571,429
                                                                                                --------------
CASINOS -- 4.8%
  Boomtown, Inc. First Mtge. Bonds................       B1       11.50%   11/01/03      3,000       3,232,500
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      1,000         855,000
  Empress River Casino, Sr. Notes.................       B1       10.75%   04/01/02      4,500       4,792,500
  Grand Casinos, Inc..............................       BA       10.125%  12/01/03      4,250       4,420,000
  Lady Luck Gaming, First Mtge. Notes.............       B3       11.875%  03/01/01      2,000       2,025,000
  Louisiana Casino Cruises, Inc...................       NR       11.50%   12/01/98      1,500       1,533,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Trump Atlantic City Assoc., First Mtge. Notes...       B1       11.25%   05/01/06  $   3,500  $    3,421,250
  Trump Atlantic City Assoc., First Mtge. Notes...       CA       11.75%   11/15/03      3,000       2,670,000
                                                                                                --------------
                                                                                                    22,950,000
                                                                                                --------------
CHEMICALS -- 1.6%
  Applied Extrusion Technology, Inc., Sr. Notes...       B2       11.50%   04/01/02      1,700       1,785,000
  Borden Chemicals & Plastics, L.P................       BA        9.50%   05/01/05      1,500       1,578,750
  ISP Holdings, Inc...............................       BA        9.00%   10/15/03      2,000       2,060,000
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes.........................................       CA        Zero    08/15/08      1,560       1,029,600
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Note..........................................       B3       11.75%   08/15/06      1,000       1,080,000
                                                                                                --------------
                                                                                                     7,533,350
                                                                                                --------------
CONSUMER PRODUCTS -- 2.9%
  Live Entertainment, Inc.........................       NR       12.00%   03/23/99      1,500       1,503,750
  Sealy Corp., Sr. Sub. Notes.....................       B1        9.50%   05/01/98        750         787,500
  Syratech Corp...................................       B1       11.00%   04/15/07        475         504,688
  Tultex Corp.....................................       B3       9.625%   04/15/07      3,000       3,183,750
  Twin Labs, Inc., Gtd. Notes.....................       B3       10.25%   05/15/06      3,400       3,587,000
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      4,000       4,480,000
                                                                                                --------------
                                                                                                    14,046,688
                                                                                                --------------
DRUGS & HEALTHCARE -- 4.4%
  Fresenius Med Care Capital Trust................       BA        9.00%   12/01/06      1,600       1,624,000
  Imed Corp., Sr. Sub. Notes......................       B3        9.75%   12/01/06      4,150       4,274,500
  Owens & Minor, Inc., Sr. Sub. Notes.............       B1       10.875%  06/01/06      3,450       3,846,750
  Paracelsus Health, Sr. Sub. Notes...............       B1       10.00%   08/15/06      2,750       2,805,000
  Tenet Healthcare Corp., Sr. Sub. Notes..........       BA       8.625%   01/15/07      1,250       1,275,000
  Tenet Healthcare Corp., Sr. Sub. Notes..........       BA       10.125%  03/01/05      6,500       7,101,250
                                                                                                --------------
                                                                                                    20,926,500
                                                                                                --------------
ENERGY -- 6.9%
  Calenergy, Inc., Sr. Notes......................      Ba2        9.50%   09/15/06      1,500       1,598,145
  California Energy Co., Inc., Disc. Notes........       BA        Zero    01/15/04      2,250       2,419,200
  Falcon Drilling Co., Inc., L.P., Series B, Sr.
    Sub. Notes....................................       B2        9.75%   01/15/01        500         520,000
  Falcon Drilling Co., Inc., L.P., Series B, Sr.
    Sub. Notes....................................       B3       12.50%   03/15/05      2,500       2,775,000
  KCS Energy, Inc., Sr. Notes.....................       B1       11.00%   01/15/03      4,000       4,340,000
  Kelly Oil & Gas, Inc............................       B3       10.375%  10/15/06      3,500       3,605,000
  Long Island Lighting Co., Deb...................       BA        7.05%   03/15/03      1,500       1,475,775
  Long Island Lighting Co., Deb...................       BA        9.00%   11/01/22      1,500       1,642,530
  Maxus Energy Corp., M.T.N.......................       B1       10.83%   09/01/04      4,800       5,484,000
  Maxus Energy Corp., Sr. Notes...................       B1       9.375%   11/01/03        250         268,750
  Parker Drilling Co., Gtd. Notes.................       B1        9.75%   11/15/06      1,360       1,424,600
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       9.375%   02/01/06      3,000       2,865,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       12.25%   02/01/05        813         855,682
  Snyder Oil Corp.................................       B2        8.75%   06/15/07        900         895,500
  Transamerican Energy Corp., Zero Coupon (until
    6/15/99), 13.00%..............................       NR        Zero    06/15/02      3,300       2,376,000
  Transamerican Energy Corp.......................       NR       11.50%   06/15/02        900         873,000
                                                                                                --------------
                                                                                                    33,418,182
                                                                                                --------------
FINANCIAL SERVICES -- 4.2%
  American Banknote Corp..........................       B2       11.625%  08/01/02      1,225       1,212,750
  AmeriCredit Corp................................       B+        9.25%   02/01/04      2,500       2,431,250
  APP Int'l. Finance Co...........................       BA       11.75%   10/01/05      3,750       4,134,375
  Beaver Valley Funding, Inc......................       B1       8.625%   06/01/07      1,453       1,485,286
  Coleman Escrow Corp.............................       NR        Zero    05/15/01      1,000         630,000
  Coleman Holdings................................       B3        Zero    05/27/98      1,300       1,212,250
  First Nationwide Holdings, Inc., Sr. Notes......       B2       12.50%   04/15/03      2,600       2,899,000
  First Nationwide Holdings, Inc., Sr. Sub.
    Notes.........................................      Ba3       10.625%  10/01/03      1,600       1,752,000
  Globalstar Capital Co...........................       B3       11.375%  02/15/04      1,200       1,200,000
  Polysindo Int'l. Finance Co., Sr. Notes.........       BA       11.375%  06/15/06      1,750       1,927,188
  PTC Int'l. Finance Co., Zero Coupon (until
    7/1/02), 10.750%..............................       NR        Zero    07/01/07      2,100       1,273,125
                                                                                                --------------
                                                                                                    20,157,224
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
FOOD & BEVERAGE -- 3.9%
  American Restaurant, Sr. Sec'd. Notes...........       NR       13.00%   09/15/98  $     700  $      682,466
  Curtis-Burns Foods, Inc.........................       B3       12.25%   02/01/05      1,150       1,269,313
  Envirodyne Industries, Sr. Disc. Notes..........       B1       12.00%   06/15/00      4,100       4,469,000
  Fresh Del Monte Produce, N.V., Sr. Notes........       B3       10.00%   05/01/03      5,500       5,623,750
  Pilgrim's Pride Corp............................       B3       10.875%  08/01/03      1,151       1,191,285
  Premium Standard Farms, PIK, Sr. Sec'd. Notes...       NR       11.00%   09/17/03        256         274,918
  Specialty Foods Corp............................       CA       11.25%   08/15/03      1,500       1,290,000
  Specialty Foods Corp., Sr. Notes................       B3       11.125%  10/01/02      4,000       3,960,000
                                                                                                --------------
                                                                                                    18,760,732
                                                                                                --------------
GAMING -- 0.5%
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      2,645       2,618,550
                                                                                                --------------
INDUSTRIAL -- 1.4%
  Glasstech, Inc..................................       NR       12.75%   07/01/04      3,250       3,282,500
  Interlake Corp..................................       B3       12.125%  03/01/02      3,000       3,150,000
  Jordan Industries, Inc..........................       B3       10.375%  08/01/03        500         530,000
                                                                                                --------------
                                                                                                     6,962,500
                                                                                                --------------
LEISURE & TOURISM -- 2.9%
  Bally Total Fitness Holdings, Inc...............       CA       13.00%   01/15/03        250         258,750
  HMC Acquisition, Sr. Notes......................       BA        9.00%   12/15/07      3,000       3,048,750
  HMH Properties, Inc., Sr. Notes.................       B1        9.50%   05/15/05      5,550       5,772,000
  Host Marriott Travel Plaza, Sr. Notes...........       B1        9.50%   05/15/05      4,600       4,818,500
                                                                                                --------------
                                                                                                    13,898,000
                                                                                                --------------
MISCELLANEOUS -- 3.9%
  Coinstar, Inc., Sr. Sub. Notes..................       NR        Zero    10/01/06        900         621,000
  Consumers Int'l.................................      Ba3       10.25%   04/01/05      2,700       2,895,750
  Hedstrom Corp...................................       NR        Zero    06/01/09        400         238,000
  Hedstrom Corp...................................       NR       10.00%   06/01/07        900         931,500
  Interact Systems Inc., Sr. Disc. Notes..........       NR        Zero    08/01/03      4,400       1,980,000
  K & F Industries, Inc., Sr. Notes...............       B1       11.875%  12/01/03      1,050       1,111,687
  KSL Recreation Group, Inc.......................       B3       10.25%   05/01/07        400         416,000
  Rayovac Corp....................................       B3       10.25%   11/01/06      3,200       3,360,000
  Sassco, Inc.....................................       NR        Zero    05/01/04      3,325       3,541,125
  TFM, SA DE......................................       B2        Zero    06/15/09      2,000       1,160,000
  TFM, SA DE......................................       B2       10.25%   06/15/07        600         612,000
  Viasystems, Inc.................................       B3        9.75%   06/01/07      1,750       1,780,625
                                                                                                --------------
                                                                                                    18,647,687
                                                                                                --------------
OIL & GAS -- 1.5%
  DI Industries, Inc..............................       B1       8.875%   07/01/07        850         837,250
  Empire Gas Corp., PIK...........................       CA       12.875%  07/15/04      4,000       3,600,000
  McDermott J Ray S.A., Sr. Sub. Notes............       BA       9.375%   07/15/06      2,750       2,791,250
                                                                                                --------------
                                                                                                     7,228,500
                                                                                                --------------
PAPER & FOREST -- 2.9%
  Gaylord Container Corp..........................       NR        9.75%   06/15/07      1,500       1,515,000
  Gaylord Container Corp., Sr. Sub. Disc. Notes...       CA        Zero    05/15/05      4,365       4,779,675
  Ivex Packaging Corp., Sr. Sub Notes.............       B3       12.50%   12/15/02        740         802,900
  Pacific Lumber Co., Sr. Notes...................       B3       10.50%   03/01/03      2,750       2,832,500
  Repap New Brunswick.............................       B2       9.875%   07/15/00      1,247       1,259,470
  Silgan Corp.....................................       B3       11.75%   06/15/02      1,500       1,597,500
  Stone Container.................................       B3       12.25%   04/01/02      1,300       1,326,000
                                                                                                --------------
                                                                                                    14,113,045
                                                                                                --------------
PUBLISHING -- .9%
  Petersen Publishing, Sr. Sub. Notes.............       B3       11.125%  11/15/06      2,050       2,270,375
  Sullivan Graphics, Inc..........................       CA       12.75%   08/01/05      2,000       2,060,000
                                                                                                --------------
                                                                                                     4,330,375
                                                                                                --------------
RESTAURANTS -- .6%
  Flagstar Corp...................................       B2       10.75%   09/15/01      3,000       3,045,000
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
RETAIL -- 5.4%
  Barry's Jewelers, Inc...........................       B3       11.00%   12/22/00  $     750  $      450,000
  Cole National Group, Inc., Sr. Sub. Notes.......       B2       9.875%   12/31/06      1,920       2,011,200
  Jitney-Jungle Stores America, Inc...............       B2       12.00%   03/01/06      4,000       4,440,000
  Kmart Corp., Deb................................       BA        8.25%   01/01/22      3,250       2,973,750
  Kmart Corp., Deb................................       BA       8.375%   07/01/22      2,500       2,275,000
  Leslie's Poolmart...............................       B2       10.375%  07/15/04        750         766,875
  Merisel, Inc., Sub. Notes.......................       NR       11.50%   01/31/98        996       1,003,514
  Merisel, Inc., Sub. Notes.......................       NR       11.78%   03/10/00      1,100       1,124,750
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      3,400       3,536,000
  Silgan Holdings, Inc............................       NR       13.25%   07/15/06      3,149       3,558,370
  Specialty Retailers, Inc........................      Ba3        8.50%   07/15/05      1,500       1,496,250
  Specialty Retailers, Inc........................       B2        9.00%   07/15/07        400         398,000
  Speedy Muffler King.............................       B1       10.875%  10/01/06      2,200       2,200,000
                                                                                                --------------
                                                                                                    26,233,709
                                                                                                --------------
STEEL & METAL -- 3.2%
  Algoma Steel, Inc...............................       B1       12.375%  07/15/05      2,250       2,486,250
  CSN Iron, SA....................................       B1       9.125%   06/01/07        800         778,000
  Earle M. Jorgensen Co...........................       B2       10.75%   03/01/00      3,250       3,250,000
  Ladish Company, Inc., PIK.......................       NR       12.00%   12/22/00        491         495,581
  Maxxam Group Holdings, Inc......................       NR       12.00%   08/01/03      4,000       4,150,000
  WCI Steel, Inc. Sr. Notes.......................       B2       10.00%   12/01/04      4,000       4,150,000
                                                                                                --------------
                                                                                                    15,309,831
                                                                                                --------------
SUPERMARKETS -- 1.0%
  Homeland Stores, Inc............................       NR       10.00%   08/01/03        720         696,600
  Shoppers Food Warehouse Corp., Zero Coupon
    (until 7/30/97) 10.50%........................       NR        9.75%   06/15/04      1,250       1,251,563
  Shoppers Food Warehouse Corp....................       NR       10.00%   02/06/00      3,000       3,007,500
                                                                                                --------------
                                                                                                     4,955,663
                                                                                                --------------
TECHNOLOGY -- .9%
  Unisys Corp., Sr. Notes.........................       B1       11.75%   10/15/04      4,000       4,370,000
                                                                                                --------------
TELECOMMUNICATIONS -- 14.6%
  Brooks Fiber Properties, Inc., Sr. Disc. Notes,
    Zero Coupon (until 3/01/01), 10.875%..........       NR        Zero    03/01/06      2,250       1,530,000
  Brooks Fiber Properties, Inc., Sr. Disc. Notes,
    Zero Coupon (until 11/01/01), 11.875%.........       NR        Zero    11/01/06      2,000       1,300,000
  Cellnet Data Systems, Zero Coupon (until
    6/15/00), 13.00%(cost $2,286,598; purchased
    06/06/95 & 11/17/95) (b)......................       NR        Zero    06/15/05      4,250       2,911,250
  Centennial Cellular Corp., Sr. Notes............       B        10.125%  05/15/05      4,500       4,680,000
  Clearnet Communications, Inc., Sr. Disc.
    Notes.........................................       B3        Zero    12/15/05      7,940       5,260,250
  Geotek Communication Inc., Sr. Disc. Notes, Zero
    Coupon (until 7/15/05), 15.00%................       CA        Zero    07/15/05      5,000       3,050,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00), 13.875%
    Series H, Conv................................       NR        Zero    12/15/05        650         416,000
    Series L (a)..................................       NR        Zero    12/15/05      7,200       4,338,000
  Hyperion Telecom, Inc...........................       NR        Zero    04/15/03      1,000         502,500
  ICG Holdings, Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00), 13.50%.......................       NR        Zero    09/15/05      3,800       2,774,000
  Impsat Corp., Sr. Notes.........................       B2       12.125%  07/15/03      3,500       3,753,750
  Int'l Wireless Group, Inc.......................       NR        Zero    08/15/01      2,600       1,280,500
  Int'l Wireless Group, Inc.......................       NR       11.75%   06/01/05      2,000       2,180,000
  Intermedia Communications of Florida, Inc., Sr.
    Notes.........................................       B3       13.50%   06/01/05      3,000       3,667,500
  Ionica PLC......................................       NR       13.50%   08/15/06      5,000       5,300,000
  McCaw Int'l., Zero Coupon (until 4/15/02),
    13.00%........................................       NR        Zero    04/15/07      3,000       1,440,000
  McLeodUSA, Inc., Zero Coupon (until 3/01/02),
    10.50%........................................       B3        Zero    03/01/07      4,400       2,805,000
  Metrocall, Inc., Sr. Sub. Notes.................       B2       10.375%  10/01/07      1,250       1,150,000
  Omnipoint Corp..................................       B2       11.625%  08/15/06        500         481,875
  Omnipoint Corp..................................       B3       11.625%  08/15/06      2,875       2,716,875
  Pagemart, Inc.,
    Series H, Zero Coupon (until 11/01/98),
      12.25%......................................       NR        Zero    11/01/03      2,000       1,730,000
    Sr. Disc. Notes, Zero Coupon (until 2/01/00),
      15.00% (a)..................................       NR        Zero    02/01/05      6,500       4,842,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

JUNE 30, 1997 (UNAUDITED)

                                                                                     PRINCIPAL
                                                      MOODY'S     INTEREST MATURITY   AMOUNT        VALUE
LONG-TERM INVESTMENTS (CONTINUED)                      RATING      RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Tele-Communications, Inc.,......................       B2        9.80%   02/01/12  $   3,000  $    3,433,770
  Telesystem Int'l. Wireless, Inc., Zero Coupon
    (until 6/30/02), 13.25%.......................       NR        Zero    06/30/07      1,500         795,000
  Unifi Communications, Inc.......................       NR       14.00%   03/01/04      3,250       3,168,750
  Winstar Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/15/00), 14.00%..........       NR        Zero    10/15/05      2,025       1,245,375
  Sr. Disc. Notes, Zero Coupon (until 10/15/00),
    14.00%........................................       NR        Zero    10/15/05      5,850       3,334,500
                                                                                                --------------
                                                                                                    70,087,395
                                                                                                --------------
TRANSPORTATION/AIRLINES -- 1.3%
  US Air, Inc., Series 89-A2......................       B1        9.82%   01/01/13      4,000       4,120,000
  Valuejet, Inc., Sr. Notes.......................       B3       10.25%   04/15/01      2,000       1,900,000
                                                                                                --------------
                                                                                                     6,020,000
                                                                                                --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.7%
  Ameritruck Distribution Corp., Sr. Sub. Notes...       B3       12.25%   11/15/05      3,090       3,229,050
                                                                                                --------------
WASTE MANAGEMENT -- 1.2%
  Allied Waste North America, Inc., Sr. Sub.
    Notes, CMO, Zero Coupon (until 6/01/02),
    11.30% (a)....................................      Caa        Zero    06/01/07      3,750       2,343,750
  Allied Waste North America, Inc., Sr. Sub.
    Notes.........................................       B3       10.25%   12/01/06      3,000       3,195,000
                                                                                                --------------
                                                                                                     5,538,750
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $420,814,779).........................................................................     433,925,155
                                                                                                --------------

CONVERTIBLE BONDS -- 0.4%
TELECOMMUNICATIONS -- 0.4%
  Geotek Communications, Inc......................      Caa       12.00%   02/15/01      2,000       1,840,000
                                                                                                --------------
    (cost $2,000,000)

                                                                       VALUE
COMMON STOCKS (A) -- 0.2%                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Cellnet Data Systems, Inc.......................         34,000         422,875
  Dr. Pepper Bottling Holdings, Inc., (Class 'B'
    Stock)........................................          5,807          98,719
  Hedstrom Holding Co.............................         24,261               0
  Loehmann's Holdings, Inc........................          4,403          28,620
  Pagemart Nationwide, Inc........................         13,125          82,031
  PM Holdings Corp................................          1,103         363,990
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $5,396)..................................................         996,235
                                                                   --------------

PREFERRED STOCKS -- 4.5%
  Alliance Gaming Corp.,..........................         23,387       2,397,155
  Cablevision Systems Corp.,
    Series H......................................          2,907         300,844
    Series L, PIK.................................            316       3,173,850
  California Federal Bancorp......................        100,000       2,581,250
  Chancellor Radio Broadcast......................         35,000       3,972,500
  ICG Communication, Inc..........................         10,350       1,071,225
  Intermedia Comm., PIK...........................        268,775       2,775,102
  Petroleum Heat & Power Co.......................         80,000       1,920,000
  SFX Broadcasting, PIK...........................         25,789       2,759,430
  Von Hoffman Press, Inc..........................         20,000         572,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $20,741,933).............................................      21,523,356
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
WARRANTS -- 0.4%                                        UNITS         (NOTE 2)
                                                    -------------  --------------
  American Telecasting, Inc., expiring 08/10/00...          6,500  $        6,500
  Cellular Communications Int'l., Inc., expiring
    08/15/03......................................          4,375          65,625
  Clearnet Communications, Inc., expiring
    09/15/05......................................         26,202         131,010
  Coinstar Inc., expiring 10/01/06................            900          63,000
  Foamex - JPS Automotive, expiring 07/01/99......          2,000          50,000
  Globalstar Capital Co., expiring 02/15/04.......          1,200               0
  Hyperion Telecommunications Corp., expiring
    04/15/01......................................          1,000          30,000
  ICG Communications, expiring 09/15/05...........         20,790         254,677
  Interact Systems, Inc., expiring 08/01/03.......          4,400             550
  Intercel, Inc., expiring 02/01/06...............          6,720          26,880
  Intermedia Communications of Florida, Inc.,
    expiring 06/01/00.............................          3,000         120,000
  International Wireless Commerce, expiring
    08/15/01......................................          2,600         130,000
  Ionica PLC, expiring 08/15/06...................          3,000         420,000
  Nextel Communications
    expiring 12/15/98.............................          1,543              15
    expiring 04/05/99.............................          2,250              23
  Pagemart, Inc., expiring 11/01/03...............          9,200          46,000
  Premium Standard Farms, L.P., expiring
    01/00/00......................................         22,025         649,738
  President Riverboat Casinos, expiring
    09/30/99......................................         22,075           1,104
  Sterling Chemical Holdings, Inc., expiring
    08/15/08......................................            560          19,600
  Unifi Communications, expiring 03/01/04.........          3,250               0
                                                                   --------------
TOTAL WARRANTS
  (cost $787,452)................................................       2,014,722
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $444,349,560)............................................     460,299,468
                                                                   --------------

                                                                       PRINCIPAL
                                                    INTEREST MATURITY   AMOUNT
SHORT-TERM INVESTMENT -- 4.9%                        RATE      DATE      (000)
                                                    ------   --------  ---------
REPURCHASE AGREEMENTS -- 4.9%
  Joint Repurchase Agreement Account..............  5.883%   07/01/97  $  23,460      23,460,000
                                                                                  --------------
    (cost $23,460,000)
TOTAL INVESTMENTS -- 100.5%
  (cost $467,809,560; Note 6)...................................................     483,759,468
                                                                                  --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%).................................      (2,521,185)
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  481,238,283
                                                                                  --------------
                                                                                  --------------

    The following abbreviations are used in portfolio descriptions:
    CMO     Collateralized Mortgage Obligations
        LP  Limited Partnership
    MTN     Medium Term Note
        NR  Not Rated by Moody's or Standard & Poor's
    PIK     Payment-In-Kind securities

(a)  Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $2,286,598. The aggregate value, $2,911,250 is approximately 0.6% of net assets. (See Note 2)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

                             STOCK INDEX PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 2.0%
  Aeroquip-Vickers, Inc...........................          8,200  $      387,450
  AlliedSignal, Inc...............................         84,300       7,081,200
  Boeing Co.......................................        214,356      11,374,265
  General Dynamics Corp...........................         18,600       1,395,000
  Lockheed Martin Corp............................         56,949       5,897,781
  McDonnell Douglas Corp..........................         62,600       4,288,100
  Northrop Grumman Corp...........................         17,600       1,545,500
  Parker-Hannifin Corp............................         22,850       1,386,709
  Raytheon Co.....................................         70,000       3,570,000
  United Technologies Corp. (a)...................         70,200       5,826,600
                                                                   --------------
                                                                       42,752,605
                                                                   --------------
AIRLINES -- 0.3%
  AMR Corp. (a)...................................         26,900       2,488,250
  Delta Air Lines, Inc............................         22,000       1,804,000
  Southwest Airlines Co...........................         43,700       1,130,737
  USAir Group, Inc. (a)...........................         21,600         756,000
                                                                   --------------
                                                                        6,178,987
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        207,500       6,808,594
  Cummins Engine Co., Inc.........................         12,600         889,087
  Dana Corp.......................................         29,300       1,113,400
  Echlin, Inc.....................................         19,300         694,800
  Ford Motor Co...................................        354,300      13,374,825
  General Motors Corp.............................        223,200      12,429,450
  Genuine Parts Co................................         55,125       1,867,359
  Johnson Controls, Inc...........................         24,000         985,500
  Navistar International Corp. (a)................         20,500         353,625
  PACCAR Inc......................................         21,660       1,005,836
  Safety Kleen Corp...............................         17,450         294,469
  TRW, Inc........................................         38,000       2,158,875
                                                                   --------------
                                                                       41,975,820
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 7.4%
  Banc One Corp...................................        149,994       7,265,334
  Bank of New York Co., Inc.......................        116,700       5,076,450
  BankAmerica Corp................................        212,096      13,693,448
  BankBoston Corp.................................         45,200       3,257,225
  Bankers Trust NY Corp...........................         23,900       2,079,300
  Barnett Banks, Inc..............................         60,700       3,186,750
  Chase Manhattan Corp............................        129,747      12,593,568
  Citicorp........................................        137,600      16,589,400
  Comerica, Inc...................................         32,200       2,189,600
  CoreStates Financial Corp.......................         66,700       3,585,125
  First Bank System, Inc..........................         39,800       3,397,925
  First Chicago NBD Corp..........................         94,315       5,706,057
  First Union Corp.,..............................         85,325       7,892,562
  Fleet Financial Group, Inc......................         76,800       4,857,600
  Golden West Financial Corp......................         16,200       1,134,000
  Great Western Financial Corp....................         39,600       2,128,500
  H.F. Ahmanson & Co..............................         31,600       1,358,800
  KeyCorp.........................................         65,800       3,676,575
  Mellon Bank Corp................................         77,200       3,483,650
  Morgan (J.P.) & Co., Inc........................         54,950       5,735,406
  National City Corp..............................         66,600       3,496,500
  NationsBank Corp................................        216,426      13,959,477
  Norwest Corp....................................        111,100       6,249,375
  PNC Bank Corp.,.................................         98,900       4,116,712
  Providian Financial Corp........................         27,300         877,012
  Republic New York Corp..........................         15,800       1,698,500
  Suntrust Banks, Inc.............................         66,100       3,639,631
  U.S. Bancorp....................................         45,100       2,892,037

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Wachovia Corp...................................         49,100  $    2,863,144
  Wells Fargo & Co................................         27,266       7,348,187
                                                                   --------------
                                                                      156,027,850
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         43,000       1,599,062
                                                                   --------------
CHEMICALS -- 2.2%
  Air Products & Chemicals, Inc...................         33,400       2,713,750
  Dow Chemical Co.................................         71,800       6,255,575
  E.I. du Pont de Nemours & Co....................        335,300      21,081,987
  Eastman Chemical Co.............................         22,100       1,403,350
  FMC Corp. (a)...................................         10,600         842,037
  Hercules, Inc...................................         30,400       1,455,400
  Monsanto Co.....................................        174,900       7,531,631
  Nalco Chemical Co...............................         19,700         760,912
  Rohm & Haas Co..................................         19,000       1,711,187
  Sigma-Aldrich Corp..............................         29,200       1,023,825
  Union Carbide Corp..............................         37,800       1,778,962
                                                                   --------------
                                                                       46,558,616
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.4%
  Engelhard Corp..................................         40,675         851,633
  Great Lakes Chemical Corp.......................         17,400         911,325
  Morton International, Inc.......................         40,500       1,222,594
  Praxair, Inc....................................         45,400       2,542,400
  Raychem Corp....................................         12,800         952,000
  W.R. Grace & Co.................................         25,000       1,378,125
                                                                   --------------
                                                                        7,858,077
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  CUC International, Inc. (a).....................        121,025       3,123,958
  Deluxe Corp.....................................         23,700         808,762
  John H. Harland Co..............................          8,200         187,062
  Moore Corp., Ltd................................         26,800         527,625
                                                                   --------------
                                                                        4,647,407
                                                                   --------------
COMPUTER HARDWARE
  Intergraph Corp. (a)............................         11,300          96,050
                                                                   --------------
COMPUTER SERVICES -- 5.0%
  3Com Corp. (a)..................................        103,600       4,662,000
  Adobe Systems, Inc..............................         21,100         739,819
  Autodesk, Inc...................................         13,900         532,544
  Automatic Data Processing, Inc..................         86,500       4,065,500
  Bay Networks, Inc. (a)..........................         57,300       1,522,031
  Cabletron Systems, Inc. (a).....................         45,200       1,279,725
  Ceridian Corp. (a)..............................         24,400       1,030,900
  Cisco Systems, Inc. (a).........................        197,100      13,230,337
  Computer Associates International, Inc..........        107,762       6,000,996
  Computer Sciences Corp. (a).....................         22,900       1,651,662
  EMC Corp. (a)...................................         74,200       2,893,800
  First Data Corp.................................        134,200       5,896,412
  Microsoft Corp. (a).............................        357,400      45,166,425
  Novell, Inc. (a)................................        102,500         711,094
  Oracle Corp. (a)................................        199,725      10,061,147
  Parametric Technology Corp......................         37,000       1,574,812
  Seagate Technology, Inc. (a)....................         73,600       2,589,800
  Silicon Graphics, Inc. (a)......................         51,600         774,000
  Tandem Computers, Inc. (a)......................         32,900         666,225
                                                                   --------------
                                                                      105,049,229
                                                                   --------------
COMPUTERS -- 3.1%
  Amdahl Corp. (a)................................         33,100         289,625
  Apple Computer, Inc.............................         35,900         511,575

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Compaq Computer Corp., (a)......................         81,500  $    8,088,875
  Dell Computer Corp., (a)........................         51,600       6,059,775
  Digital Equipment Corp. (a).....................         47,000       1,665,562
  Hewlett-Packard Co.,............................        304,100      17,029,600
  International Business Machines Corp.,..........        298,300      26,902,931
  Sun Microsystems, Inc. (a)......................        109,800       4,086,619
                                                                   --------------
                                                                       64,634,562
                                                                   --------------
CONSTRUCTION -- 0.1%
  Fluor Corp......................................         25,900       1,429,356
  Foster Wheeler Corp.............................         12,500         506,250
  Kaufman & Broad Home Corp.......................          8,366         146,928
  Pulte Corp......................................          5,900         203,919
                                                                   --------------
                                                                        2,286,453
                                                                   --------------
CONSTRUCTION & HOUSING
  Centex Corp.....................................          9,200         373,750
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          8,100         243,506
  Bemis Co., Inc..................................         16,300         704,975
  Crown Cork & Seal Co., Inc......................         37,800       2,019,937
  Stone Container Corp............................         28,566         408,851
                                                                   --------------
                                                                        3,377,269
                                                                   --------------
COSMETICS & SOAPS -- 1.9%
  Alberto Culver Co. (Class 'B' Stock)............         16,400         459,200
  Avon Products, Inc..............................         38,900       2,744,881
  Colgate Palmolive Co............................         87,900       5,735,475
  International Flavors & Fragrances, Inc.........         32,000       1,616,000
  Procter & Gamble Co.............................        202,352      28,582,220
                                                                   --------------
                                                                       39,137,776
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 0.2%
  Loews Corp......................................         34,100       3,414,262
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         31,600       1,267,950
  Pitney Bowes, Inc...............................         44,700       3,106,650
  Unisys Corp. (a)................................         50,100         382,012
  Xerox Corp......................................         96,546       7,615,066
                                                                   --------------
                                                                       12,371,678
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.3%
  Cognizant Corp..................................         51,560       2,088,180
  Fortune Brands, Inc.............................         49,900       1,861,894
  General Electric Co.............................        978,000      63,936,750
  Whitman Corp....................................         30,300         766,969
                                                                   --------------
                                                                       68,653,793
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.1%
  Abbott Laboratories.............................        230,700      15,399,225
  Allergan, Inc...................................         18,600         591,712
  ALZA Corp. (a)..................................         25,500         739,500
  American Home Products Corp.....................        191,200      14,626,800
  Amgen, Inc. (a).................................         79,000       4,591,875
  Bausch & Lomb, Inc..............................         15,600         735,150
  Baxter International, Inc.......................         83,200       4,347,200
  Becton, Dickinson & Co..........................         36,700       1,857,937
  Biomet, Inc.....................................         33,900         631,387
  Boston Scientific Corp. (a).....................         58,200       3,575,662
  Bristol-Myers Squibb Co.........................        297,780      24,120,180
  C.R. Bard, Inc..................................         17,400         631,837
  Cardinal Health, Inc............................         32,700       1,872,075
  Eli Lilly & Co..................................        165,800      18,124,012

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Guidant Corp....................................         22,500  $    1,912,500
  Johnson & Johnson...............................        397,200      25,569,750
  Mallinckrodt, Inc...............................         23,100         877,800
  Medtronic, Inc..................................         71,300       5,775,300
  Merck & Co., Inc................................        360,350      37,296,225
  Pfizer, Inc.,...................................        192,800      23,039,600
  Pharmacia & Upjohn, Inc.........................        150,425       5,227,269
  Schering-Plough Corp............................        219,100      10,489,412
  St. Jude Medical, Inc. (a)......................         27,100       1,056,900
  United States Surgical Corp.....................         21,700         808,325
  Warner-Lambert Co...............................         81,000      10,064,250
                                                                   --------------
                                                                      213,961,883
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.3%
  W. W. Grainger, Inc.............................         15,700       1,227,544
  Westinghouse Electric Corp......................        189,200       4,375,250
                                                                   --------------
                                                                        5,602,794
                                                                   --------------
ELECTRONICS -- 4.0%
  Advanced Micro Devices, Inc. (a)................         41,500       1,494,000
  AMP, Inc........................................         65,744       2,744,812
  Applied Materials, Inc. (a).....................         53,400       3,781,387
  Data General Corp. (a)..........................         11,000         286,000
  EG&G, Inc.......................................         13,800         310,500
  Emerson Electric Co.............................        132,000       7,268,250
  Harris Corp.....................................         11,900         999,600
  Honeywell, Inc..................................         37,100       2,814,962
  Intel Corp......................................        244,300      34,644,794
  LSI Logic Corp. (a).............................         41,900       1,340,800
  Micron Technology, Inc..........................         62,300       2,488,106
  Motorola, Inc...................................        177,800      13,512,800
  National Semiconductor Corp. (a)................         42,200       1,292,375
  Perkin-Elmer Corp...............................         12,500         994,531
  Rockwell International Corp.....................         64,100       3,781,900
  Tektronix, Inc..................................         10,100         606,000
  Texas Instruments, Inc..........................         57,300       4,816,781
  Thomas & Betts Corp.............................         16,300         856,769
                                                                   --------------
                                                                       84,034,367
                                                                   --------------
ENERGY EQUIPMENT & SERVICES
  NorAm Energy Corp...............................         39,700         605,425
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.1%
  Laidlaw, Inc. (Class 'B' Stock).................         90,400       1,248,650
                                                                   --------------
FINANCIAL SERVICES -- 3.1%
  American Express Co.............................        140,300      10,452,350
  Beneficial Corp.................................         15,500       1,101,469
  Countrywide Credit Industries, Inc..............         29,000         904,437
  Federal Home Loan Mortgage Corp.................        211,400       7,266,875
  Federal National Mortgage Association...........        322,900      14,086,512
  Fifth Third Bancorp.............................         31,700       2,601,381
  Green Tree Financial Corp.......................         41,500       1,478,437
  H & R Block, Inc................................         32,300       1,041,675
  Household International, Inc....................         31,600       3,711,025
  MBNA Corp.......................................         98,375       3,602,984
  Merrill Lynch & Co., Inc........................         97,700       5,825,362
  Morgan Stanley, Dean Witter, Discover & Co......        170,205       7,329,453
  Salomon, Inc....................................         32,900       1,830,062
  Schwab (Charles) Corp...........................         52,300       2,127,956
  Transamerica Corp...............................         19,700       1,843,181
                                                                   --------------
                                                                       65,203,159
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 6.2%
  Adolph Coors Co. (Class 'B' Stock)..............         11,500  $      306,187
  Anheuser-Busch Companies, Inc...................        147,900       6,202,556
  Archer-Daniels-Midland Co.......................        160,998       3,783,453
  Brown-Forman Corp. (Class 'B' Stock)............         21,300       1,039,706
  Campbell Soup Co................................        139,400       6,970,000
  Coca-Cola Co....................................        739,700      49,929,750
  ConAgra, Inc....................................         71,300       4,572,112
  CPC International, Inc..........................         42,200       3,895,587
  Fleming Companies, Inc..........................          9,400         169,200
  General Mills, Inc..............................         47,300       3,080,412
  Giant Food, Inc. (Class 'A' Stock)..............         16,500         538,312
  H.J. Heinz & Co.................................        109,850       5,066,831
  Hershey Foods Corp..............................         45,700       2,527,781
  Kellogg Co......................................         62,800       5,377,250
  PepsiCo, Inc....................................        459,500      17,259,969
  Pioneer Hi-Bred International, Inc..............         23,700       1,896,000
  Quaker Oats Co..................................         39,300       1,763,587
  Ralston-Ralston Purina Group....................         31,440       2,583,975
  Sara Lee Corp...................................        142,900       5,948,212
  Seagram Co., Ltd................................        109,200       4,395,300
  Sysco Corp......................................         53,100       1,938,150
  W. M. Wrigley, Jr. Co...........................         34,000       2,278,000
                                                                   --------------
                                                                      131,522,330
                                                                   --------------
FOREST PRODUCTS -- 0.9%
  Boise Cascade Corp..............................         13,986         493,881
  Champion International Corp.....................         28,400       1,569,100
  Georgia-Pacific Corp............................         26,800       2,288,050
  International Paper Co..........................         89,234       4,333,426
  James River Corp. of Virginia...................         25,500         943,500
  Louisiana-Pacific Corp..........................         31,800         671,775
  Mead Corp.......................................         15,000         933,750
  Potlatch Corp...................................          8,700         393,675
  Temple-Inland Inc...............................         15,800         853,200
  Union Camp Corp.................................         20,600       1,030,000
  Westvaco Corp...................................         30,200         949,412
  Weyerhaeuser Co.................................         59,500       3,094,000
  Willamette Industries, Inc......................         16,300       1,141,000
                                                                   --------------
                                                                       18,694,769
                                                                   --------------
GAS PIPELINES -- 0.4%
  Columbia Gas System, Inc........................         16,000       1,044,000
  Consolidated Natural Gas Co.....................         29,300       1,576,706
  Enron Corp......................................         75,300       3,073,181
  Peoples Energy Corp.............................          9,700         363,144
  Sonat, Inc......................................         25,500       1,306,875
  Williams Companies, Inc.........................         46,400       2,030,000
                                                                   --------------
                                                                        9,393,906
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.8%
  Beverly Enterprises, Inc. (a)...................         28,200         458,250
  Columbia/HCA Healthcare Corp....................        198,598       7,807,384
  Healthsouth Corp................................        101,900       2,541,131
  Humana, Inc. (a)................................         48,500       1,121,563
  Manor Care, Inc.................................         19,050         621,506
  Service Corp. International.....................         71,500       2,350,563
  Shared Medical Systems Corp.....................          7,100         383,400
  Tenet Healthcare Corp. (a)......................         87,800       2,595,588
                                                                   --------------
                                                                       17,879,385
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.2%
  Clorox Co.......................................         15,300  $    2,019,600
  Gillette Co.....................................        166,500      15,775,875
  Kimberly-Clark Corp.............................        167,688       8,342,478
                                                                   --------------
                                                                       26,137,953
                                                                   --------------
HOUSING RELATED -- 0.4%
  Armstrong World Industries, Inc.................         12,000         880,500
  Fleetwood Enterprises, Inc......................          9,500         283,219
  Lowe's Companies, Inc...........................         52,400       1,945,350
  Masco Corp......................................         48,700       2,033,225
  Maytag Corp.....................................         28,300         739,338
  Owens Corning...................................         14,900         642,563
  Stanley Works...................................         25,600       1,024,000
  Tupperware Corp.................................         17,800         649,700
  Whirlpool Corp..................................         22,000       1,200,375
                                                                   --------------
                                                                        9,398,270
                                                                   --------------
INSURANCE -- 4.3%
  Aegon N.V., ARS.................................         11,859         830,871
  Aetna, Inc......................................         45,012       4,608,104
  Allstate Corp...................................        131,194       9,577,162
  American General Corp...........................         71,486       3,413,457
  American International Group, Inc...............        140,237      20,947,902
  Aon Corp........................................         48,550       2,512,463
  Chubb Corp......................................         52,400       3,504,250
  CIGNA Corp......................................         22,000       3,905,000
  Conseco, Inc....................................         56,000       2,072,000
  General Re Corp.................................         24,150       4,395,300
  Hartford Financial Services Group, Inc..........         34,600       2,863,150
  Jefferson-Pilot Corp............................         21,475       1,500,566
  Lincoln National Corp...........................         30,600       1,969,875
  Marsh & McLennan Companies, Inc.................         48,800       3,483,100
  MBIA, Inc.......................................         12,500       1,410,156
  MGIC Investment Corp............................         34,800       1,668,225
  SAFECO Corp.....................................         37,800       1,764,788
  St. Paul Companies, Inc.........................         24,600       1,875,750
  Torchmark Corp..................................         21,500       1,531,875
  Travelers Group Inc.............................        190,494      12,013,028
  United Healthcare Corp..........................         55,800       2,901,600
  UNUM Corp.......................................         44,500       1,869,000
  USF&G Corp......................................         32,400         777,600
                                                                   --------------
                                                                       91,395,222
                                                                   --------------
LEISURE -- 0.9%
  Brunswick Corp..................................         28,100         878,125
  Harrah's Entertainment, Inc. (a)................         30,650         559,363
  Hilton Hotels Corp..............................         74,700       1,984,219
  King World Productions, Inc. (a)................         10,550         369,250
  Walt Disney Co..................................        200,467      16,087,477
                                                                   --------------
                                                                       19,878,434
                                                                   --------------
LODGING -- 0.3%
  HFS, Inc. (a)...................................         47,300       2,743,400
  ITT Corp. (a)...................................         34,100       2,082,231
  Marriott International, Inc.....................         38,400       2,356,800
                                                                   --------------
                                                                        7,182,431
                                                                   --------------
MACHINERY -- 1.1%
  Briggs & Stratton Corp..........................          6,300         315,000
  Case Corp.,.....................................         21,500       1,480,813
  Caterpillar, Inc................................         56,300       6,045,213
  Cincinnati Milacron, Inc........................         11,000         285,313
  Cooper Industries, Inc..........................         34,200       1,701,450

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Deere & Co......................................         76,600  $    4,203,425
  Dover Corp......................................         34,100       2,097,150
  Eaton Corp......................................         22,500       1,964,531
  Giddings & Lewis, Inc...........................          8,900         185,788
  Harnischfeger Industries, Inc...................         14,700         610,050
  Ingersoll-Rand Co...............................         33,300       2,056,275
  Snap-On, Inc....................................         17,500         689,063
  Timken Co.......................................         18,200         647,238
                                                                   --------------
                                                                       22,281,309
                                                                   --------------
MANUFACTURING -- 0.3%
  Illinois Tool Works, Inc........................         74,200       3,705,363
  Tyco International, Ltd.........................         50,500       3,512,906
                                                                   --------------
                                                                        7,218,269
                                                                   --------------
MEDIA -- 1.8%
  Comcast Corp. (Special Class 'A' Stock).........         95,900       2,049,863
  Dow Jones & Co., Inc............................         28,600       1,149,363
  Dun & Bradstreet Corp...........................         49,460       1,298,325
  Gannett Co., Inc................................         42,000       4,147,500
  Interpublic Group of Companies, Inc.............         25,200       1,545,075
  Knight-Ridder, Inc..............................         28,000       1,373,750
  McGraw-Hill, Inc................................         28,800       1,693,800
  Meredith Corp...................................         15,800         458,200
  New York Times Co. (Class 'A' Stock)............         28,800       1,425,600
  R. R. Donnelley & Sons Co.......................         46,200       1,692,075
  Tele-Communications, Inc. (Series 'A'
    Stock) (a)....................................        194,800       2,897,650
  Time Warner, Inc................................        168,040       8,107,930
  Times Mirror Co. (Class 'A' Stock)..............         28,200       1,558,050
  Tribune Co......................................         35,900       1,725,444
  US West Media Group (a).........................        183,500       3,715,875
  Viacom, Inc. (Class 'B' Stock) (a)..............        105,567       3,167,010
                                                                   --------------
                                                                       38,005,510
                                                                   --------------
METALS-FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         51,380       1,387,260
  Armco, Inc. (a).................................         26,700         103,463
  Bethlehem Steel Corp. (a).......................         33,300         347,569
  Inland Steel Industries, Inc....................         14,000         365,750
  Nucor Corp......................................         25,700       1,452,050
  USX-U.S. Steel Group............................         25,740         902,509
  Worthington Industries, Inc.....................         28,600         523,738
                                                                   --------------
                                                                        5,082,339
                                                                   --------------
METALS-NON FERROUS -- 0.5%
  Alcan Aluminum, Ltd.............................         66,450       2,304,984
  Aluminum Company of America.....................         51,200       3,859,200
  Cyprus Minerals Co..............................         29,100         712,950
  Inco Ltd........................................         50,500       1,518,156
  Reynolds Metals Co..............................         21,900       1,560,375
                                                                   --------------
                                                                        9,955,665
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         12,200         373,625
  Burlington Resources, Inc.......................         36,300       1,601,738
  Echo Bay Mines, Ltd.............................         37,200         213,900
  Homestake Mining Co.............................         42,000         548,625
  Phelps Dodge Corp...............................         19,500       1,661,156
                                                                   --------------
                                                                        4,399,044
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.7%
  Browning-Ferris Industries, Inc.................         64,700  $    2,151,275
  Crane Co........................................         13,850         579,103
  Ecolab, Inc.....................................         19,300         921,575
  General Instrument Corp. (a)....................         40,900       1,022,500
  General Signal Corp.............................         13,962         609,092
  ITT Industries, Inc.............................         33,900         872,925
  Millipore Corp..................................         12,900         567,600
  NACCO Industries, Inc. (Class 'A' Stock)........          2,500         141,094
  Pall Corp.......................................         36,500         848,625
  PPG Industries Inc..............................         54,800       3,185,250
  Textron, Inc....................................         49,200       3,265,650
  Thermo Electron Corp. (a).......................         45,600       1,550,400
                                                                   --------------
                                                                       15,715,089
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.8%
  American Greetings Corp. (Class 'A' Stock)......         23,300         865,013
  Black & Decker Corp.............................         28,600       1,063,563
  Corning, Inc....................................         68,000       3,782,500
  Eastman Kodak Co................................         98,800       7,582,900
  Jostens, Inc....................................         10,900         291,575
  Minnesota Mining & Manufacturing Co.............        123,700      12,617,400
  Polaroid Corp...................................         13,500         749,250
  Rubbermaid, Inc.................................         44,900       1,335,775
  Unilever N.V., ADR, (United Kingdom)............         47,600      10,376,800
                                                                   --------------
                                                                       38,664,776
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         51,900       2,345,231
                                                                   --------------
OIL & GAS -- 7.7%
  Amerada Hess Corp...............................         28,300       1,572,419
  Amoco Corp......................................        146,630      12,747,646
  Ashland, Inc....................................         21,400         992,425
  Atlantic Richfield Co...........................         95,570       6,737,685
  Chevron Corp....................................        194,400      14,373,450
  Coastal Corp....................................         31,400       1,670,088
  Eastern Enterprises.............................          5,100         176,906
  ENSERCH Corp....................................         21,000         467,250
  Exxon Corp......................................        739,500      45,479,250
  Kerr-McGee Corp.................................         14,600         925,275
  Louisiana Land & Exploration Co.................         11,000         628,375
  McDermott International, Inc....................         16,700         487,431
  Mobil Corp......................................        234,600      16,392,675
  NICOR, Inc......................................         14,100         505,838
  Occidental Petroleum Corp.......................         97,600       2,446,100
  ONEOK, Inc......................................          7,400         238,188
  Pennzoil Co.....................................         14,200       1,089,850
  Phillips Petroleum Co...........................         78,200       3,421,250
  Royal Dutch Petroleum Co., ADR..................        638,100      34,696,688
  Santa Fe Energy Resources, Inc. (a).............         27,970         410,809
  Sun Co., Inc....................................         22,000         682,000
  Texaco, Inc.....................................         78,700       8,558,625
  Union Pacific Resources Group, Inc..............         72,656       1,807,318
  Unocal Corp.....................................         73,600       2,856,600
  USX-Marathon Group..............................         86,500       2,497,688
                                                                   --------------
                                                                      161,861,829
                                                                   --------------
OIL & GAS SERVICES -- 0.9%
  Baker Hughes, Inc...............................         43,000       1,663,563
  Dresser Industries, Inc.........................         53,200       1,981,700

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Halliburton Co..................................         37,700  $    2,987,725
  Helmerich & Payne, Inc..........................          7,600         437,950
  Oryx Energy Co. (a).............................         29,100         614,738
  Rowan Companies, Inc. (a).......................         25,400         715,963
  Schlumberger Ltd................................         73,100       9,137,500
  Western Atlas, Inc. (a).........................         15,500       1,135,375
                                                                   --------------
                                                                       18,674,514
                                                                   --------------
PRECIOUS METALS -- 0.4%
  Barrick Gold Corp...............................        107,900       2,373,800
  Battle Mountain Gold Corp.......................         67,000         381,063
  Freeport-McMoRan Copper & Gold, Inc. (Class 'B'
    Stock)........................................         57,200       1,780,350
  Newmont Mining Corp.............................         47,603       1,856,517
  Placer Dome, Inc................................         69,200       1,133,150
                                                                   --------------
                                                                        7,524,880
                                                                   --------------
RAILROADS -- 0.8%
  Burlington Northern, Inc........................         46,342       4,164,987
  CSX Corp........................................         63,812       3,541,566
  Norfolk Southern Corp...........................         37,400       3,768,050
  Union Pacific Corp..............................         72,900       5,139,450
                                                                   --------------
                                                                       16,614,053
                                                                   --------------
REMARKET/LEASING OFFICE EQUIPMENT
  IKON Office Solutions, Inc......................         41,076       1,024,333
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants Inc..........................         44,000         398,750
  McDonald's Corp.................................        206,200       9,962,038
  Wendy's International, Inc......................         39,700       1,029,719
                                                                   --------------
                                                                       11,390,507
                                                                   --------------
RETAIL -- 4.9%
  Albertson's, Inc................................         73,700       2,690,050
  American Stores Co..............................         44,000       2,172,500
  AutoZone, Inc. (a)..............................         44,400       1,046,175
  Charming Shoppes, Inc...........................         23,300         121,597
  Circuit City Stores, Inc........................         29,000       1,031,313
  Costco Companies, Inc. (a)......................         63,166       2,076,582
  CVS Corp........................................         49,500       2,536,875
  Dayton-Hudson Corp..............................         65,242       3,470,059
  Dillards, Inc. (Class 'A' Stock)................         33,850       1,172,056
  Federated Department Stores, Inc. (a)...........         62,200       2,161,450
  Great Atlantic & Pacific Tea Co., Inc...........         10,100         274,594
  Harcourt General, Inc...........................         20,506         976,598
  Home Depot, Inc.................................        144,449       9,957,953
  J.C. Penney Co., Inc............................         72,700       3,794,031
  K mart Corp.....................................        142,900       1,750,525
  Kroger Co. (a)..................................         75,200       2,180,800
  Liz Claiborne, Inc..............................         22,300       1,039,738
  Longs Drug Stores, Inc..........................         12,400         324,725
  May Department Stores Co........................         71,800       3,392,550
  Mercantile Stores Co., Inc......................         11,700         736,369
  Newell Co.......................................         47,300       1,874,263
  Nike, Inc. (Class 'B' Stock)....................         85,900       5,014,413
  Nordstrom, Inc..................................         23,200       1,138,250
  Pep Boys-Manny, Moe & Jack......................         18,100         616,531
  Reebok International, Ltd.......................         16,300         762,025
  Rite Aid Corp...................................         37,200       1,855,350
  Sears, Roebuck & Co.............................        117,400       6,310,250
  Sherwin-Williams Co.............................         49,800       1,537,575
  Stride Rite Corp................................         14,400         185,400
  Supervalu, Inc..................................         20,700         714,150

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Tandy Corp......................................         16,665  $      933,240
  The Gap, Inc....................................         82,300       3,199,413
  The Limited, Inc................................         79,448       1,608,822
  TJX Companies, Inc..............................         45,600       1,202,700
  Toys 'R' Us, Inc. (a)...........................         84,850       2,969,750
  Wal-Mart Stores, Inc............................        680,000      22,992,500
  Walgreen Co.....................................         73,500       3,941,438
  Winn Dixie Stores, Inc..........................         43,600       1,624,100
  Woolworth Corp..................................         38,900         933,600
                                                                   --------------
                                                                      102,320,310
                                                                   --------------
RUBBER -- 0.2%
  B.F. Goodrich Co................................         15,800         684,338
  Cooper Tire & Rubber Co.........................         23,200         510,400
  Goodyear Tire & Rubber Co.......................         47,100       2,982,019
                                                                   --------------
                                                                        4,176,757
                                                                   --------------
TELECOMMUNICATIONS -- 7.1%
  Airtouch Communications, Inc. (a)...............        149,200       4,084,350
  Alltel Corp.....................................         55,400       1,852,438
  Ameritech Corp..................................        163,900      11,134,956
  Andrew Corp. (a)................................         26,212         737,213
  AT&T Corp.......................................        485,573      17,025,403
  Bell Atlantic Corp..............................        130,500       9,901,688
  BellSouth Corp..................................        295,800      13,717,725
  DSC Communications Corp. (a)....................         34,000         756,500
  Frontier Corp...................................         46,500         927,094
  GTE Corp........................................        285,120      12,509,640
  Lucent Technologies, Inc........................        191,460      13,797,086
  MCI Communications Corp.........................        205,700       7,874,453
  Northern Telecom, Ltd...........................         77,300       7,034,300
  NYNEX Corp......................................        130,300       7,508,538
  SBC Communications, Inc.........................        271,793      16,817,192
  Scientific-Atlanta, Inc.........................         21,500         470,313
  Sprint Corp.....................................        128,200       6,746,525
  Tellabs, Inc. (a)...............................         54,000       3,017,250
  U S West Communications, Inc....................        143,000       5,389,313
  Worldcom Inc. (a)...............................        265,900       8,508,800
                                                                   --------------
                                                                      149,810,777
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class 'A' Stock) (a)...         22,200         688,200
  National Service Industries, Inc................         12,500         608,594
  Russell Corp....................................         10,600         314,025
  Springs Industries, Inc.........................          6,400         337,600
  V.F. Corp.......................................         19,118       1,627,420
                                                                   --------------
                                                                        3,575,839
                                                                   --------------
TOBACCO -- 1.6%
  Gallaher Group, PLC, ADR........................         25,900         477,531
  Phillip Morris Co. Inc.,........................        723,500      32,105,313
  UST, Inc........................................         55,300       1,534,575
                                                                   --------------
                                                                       34,117,419
                                                                   --------------
TOYS -- 0.2%
  Hasbro Inc......................................         39,000       1,106,625
  Mattel Inc......................................         84,581       2,865,181
                                                                   --------------
                                                                        3,971,806
                                                                   --------------
TRUCKING/SHIPPING -- 0.2%
  Caliber System Inc..............................         11,600         432,100
  Federal Express Corp. (a).......................         34,100       1,969,275
  Ryder System, Inc...............................         24,300         801,900
                                                                   --------------
                                                                        3,203,275
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC -- 2.4%
  American Electric Power Co. Inc.................         57,600  $    2,419,200
  Baltimore Gas & Electric Co.....................         44,150       1,178,253
  Carolina Power & Light Co.......................         46,500       1,668,188
  Central & South West Corp.......................         61,300       1,302,625
  CINergy Corp....................................         46,339       1,613,176
  Consolidated Edison Co. of NY, Inc..............         70,000       2,060,625
  Dominion Resources, Inc.........................         53,950       1,975,919
  DTE Energy Company..............................         43,000       1,187,875
  Duke Power Co...................................        106,831       5,121,211
  Edison International............................        127,200       3,164,100
  Entergy Corp....................................         69,500       1,902,563
  FPL Group, Inc..................................         55,000       2,533,438
  GPU, Inc........................................         36,600       1,313,025
  Houston Industries, Inc.........................         71,500       1,532,781
  Niagara Mohawk Power Corp.......................         39,700         339,931
  Northern States Power Co........................         20,000       1,035,000
  Ohio Edison Co..................................         44,200         964,113
  P P & L Resources, Inc..........................         47,800         953,013
  Pacific Enterprises.............................         26,600         894,425
  PacifiCorp......................................         87,700       1,929,400
  PECO Energy Co..................................         64,800       1,360,800
  PG&E, Corp......................................        120,900       2,931,825
  Public Service Enterprise Group, Inc............         70,500       1,762,500
  Southern Co.....................................        202,600       4,431,875
  Texas Utilities Co..............................         67,129       2,311,755
  Unicom Corp.....................................         64,500       1,435,125
  Union Electric Company..........................         29,900       1,126,856
                                                                   --------------
                                                                       50,449,597
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        137,200       4,407,550
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,180,886,147)..........................................   2,025,922,902
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 4.2%                          (000)
                                                    -------------
REPURCHASE AGREEMENTS -- 4.0%
  Joint Repurchase Agreement Account,
    5.88%, 7/1/97 Note 5..........................  $      84,707      84,707,000
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS (CONT'D)                         (000)         (NOTE 2)
                                                    -------------  --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bill,
    4.935%, 09/18/97 (b)..........................  $       2,950  $    2,916,960
    5.05%, 09/18/97 (b)...........................            200         197,760
                                                                   --------------
                                                                        3,114,720
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $87,822,836).............................................      87,821,720
                                                                   --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $1,268,708,983; Note 6)..................................   2,113,744,622
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                         (594,675)
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)..................
                                                                       (2,992,395)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $2,110,157,552
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    ARS     American Regulatory Shares

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of June 30, 1997 are as follows:

                                                      VALUE AT
  NUMBER OF                  EXPIRATION  VALUE AT     JUNE 30,
  CONTRACTS        TYPE        DATE     TRADE DATE      1997      DEPRECIATION
    Long
 Positions:
               S&P 500
     183       Index          Sep 97    $82,199,350 $81,457,875   ($741,475)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

                            EQUITY INCOME PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.5%
                                                                       VALUE
COMMON STOCKS -- 89.8%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE/DEFENSE -- 4.0%
  Newport News Shipbuilding, Inc. (a).............         50,260  $      976,929
  Northrop Grumman Corp...........................        388,600      34,123,937
  Thiokol Corp....................................        422,000      29,540,000
  United Industrial Corp..........................         31,700         283,319
                                                                   --------------
                                                                       64,924,185
                                                                   --------------
AIRLINES -- 3.0%
  AMR Corp. (a)...................................        534,200      49,413,500
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.8%
  Chrysler Corp...................................      1,248,034      40,951,116
  Ford Motor Co...................................        130,000       4,907,500
                                                                   --------------
                                                                       45,858,616
                                                                   --------------
CANADIAN OIL & GAS -- 0.2%
  Crestar Energy, Inc. (a)........................        200,000       3,635,442
                                                                   --------------
CHEMICALS -- 3.0%
  Dow Chemical Co.................................        378,800      33,002,950
  Millennium Chemicals, Inc. (a)..................        724,998      16,493,704
                                                                   --------------
                                                                       49,496,654
                                                                   --------------
COMMERCIAL SERVICES -- 0.2%
  IMO Industries, Inc. (a)........................        434,600       2,553,275
                                                                   --------------
COMPUTER HARDWARE -- 1.7%
  Intergraph Corp. (a)............................        607,700       5,165,450
  Digital Equipment Corp. (a).....................        639,100      22,648,106
                                                                   --------------
                                                                       27,813,556
                                                                   --------------
COMPUTER SYSTEMS -- 4.2%
  International Business Machines Corp.,..........        748,200      67,478,288
                                                                   --------------
CONSTRUCTION -- 0.5%
  Kaufman & Broad Home Corp.......................        462,700       8,126,169
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class 'A'
    Stock)........................................         47,300         127,119
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.2%
  Gibson Greetings Inc. (a).......................        778,600      17,518,500
  RJR Nabisco Holdings Corp.......................      1,548,880      51,113,040
                                                                   --------------
                                                                       68,631,540
                                                                   --------------
DIVERSIFIED OPERATIONS -- 0.7%
  Energy Group, PLC, ADR, (United Kingdom)........        253,750      10,752,656
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 0.5%
  United States Surgical Corp.....................        198,509       7,394,460
                                                                   --------------
ELECTRICAL EQUIPMENT -- 4.9%
  Kuhlman Corp....................................        560,000      18,060,000
  Pacific Scientific Co...........................        185,700       2,460,525
  Westinghouse Electric Corp......................      2,558,945      59,175,603
                                                                   --------------
                                                                       79,696,128
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        275,700       9,701,194
  Instron Corp....................................        153,000       2,180,250
  Newport Corp....................................        306,900       3,452,625
                                                                   --------------
                                                                       15,334,069
                                                                   --------------
FINANCIAL SERVICES -- 10.8%
  A.G. Edwards, Inc...............................        211,000       9,020,250
  Bear Stearns Companies, Inc.....................        928,251      31,734,581
  Lehman Brothers Holdings, Inc.,.................      1,762,500      71,381,250

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Painewebber Group, Inc..........................        904,000  $   31,640,000
  Salomon, Inc....................................        560,000      31,150,000
                                                                   --------------
                                                                      174,926,081
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Fletcher Challenge Ltd., ADR, (Canada)..........         62,400         900,900
  Louisiana-Pacific Corp.,........................         71,700       1,514,662
  Potlatch Corp...................................         81,500       3,687,875
  Rayonier, Inc...................................        149,900       6,305,169
                                                                   --------------
                                                                       12,408,606
                                                                   --------------
GAS DISTRIBUTION -- 1.9%
  British Gas PLC, ADR, (United Kingdom)..........        610,600      22,515,875
  TransCanada Pipelines, Ltd......................        389,600       7,840,700
  Yankee Energy System, Inc.......................         30,400         744,800
                                                                   --------------
                                                                       31,101,375
                                                                   --------------
GAS PIPELINES -- 0.7%
  Sonat, Inc......................................        206,300      10,572,875
                                                                   --------------
HOUSING RELATED -- 1.0%
  Hanson, PLC, ADR, (United Kingdom)..............        253,750       6,343,750
  Ryland Group, Inc...............................        750,000      10,593,750
                                                                   --------------
                                                                       16,937,500
                                                                   --------------
INSURANCE -- 4.0%
  Marsh & McLennan Companies, Inc.................        537,600      38,371,200
  Ohio Casualty Corp..............................        379,900      16,715,600
  Selective Insurance Group, Inc..................        198,800       9,629,375
                                                                   --------------
                                                                       64,716,175
                                                                   --------------
LODGING -- 0.1%
  Homestead Village, Inc..........................         66,245       1,175,849
                                                                   --------------
MEDIA -- 1.0%
  Dun & Bradstreet Corp...........................        195,600       5,134,500
  Gannett Co., Inc................................        120,000      11,850,000
                                                                   --------------
                                                                       16,984,500
                                                                   --------------
METALS-FERROUS -- 2.8%
  LTV Corp........................................         90,000       1,282,500
  USX-U.S. Steel Group............................      1,259,400      44,157,712
                                                                   --------------
                                                                       45,440,212
                                                                   --------------
METALS-NON FERROUS -- 3.1%
  Aluminum Company of America.....................        420,000      31,657,500
  Reynolds Metals Co..............................        271,586      19,350,502
                                                                   --------------
                                                                       51,008,002
                                                                   --------------
MINERAL RESOURCES -- 0.3%
  Coeur D'Alene Mines Corp........................        194,678       2,518,647
  Echo Bay Mines, Ltd.............................        298,499       1,716,369
                                                                   --------------
                                                                        4,235,016
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.6%
  Tenneco, Inc....................................        227,700      10,289,194
                                                                   --------------
OIL & GAS -- 0.7%
  Mesa, Inc., (a).................................        800,000       4,600,000
  Mobil Corp......................................          1,200          83,850
  USX-Marathon Group..............................        230,600       6,658,575
                                                                   --------------
                                                                       11,342,425
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 2.9%
  Elf Aquitaine SA, ADR, (France).................        880,000      47,905,000
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 5.5%
  KN Energy, Inc..................................        261,900  $   11,032,537
  McDermott International, Inc....................      1,861,300      54,326,694
  Parker & Parsley Petroleum Co...................        662,400      23,432,400
                                                                   --------------
                                                                       88,791,631
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 16.3%
  Alexander Haagen Properties, Inc................        420,000       6,825,000
  Amli Residential Properties Trust...............        208,300       4,895,050
  Beacon Properties Corp..........................        184,800       6,167,700
  Boston Properties, Inc..........................        250,000       6,875,000
  Bradley Real Estate, Inc........................        240,000       4,620,000
  Crescent Operating, Inc.........................        152,150       1,825,800
  Crescent Real Estate Equities, Inc..............      1,521,500      48,307,625
  Crown American Realty Trust.....................      1,139,500      10,540,375
  Equity Residential Properties Trust.............      1,422,700      67,578,250
  Gables Residential Trust........................        435,800      11,003,950
  Glimcher Realty Trust...........................        565,000      11,653,125
  Irvine Apartment Communities, Inc...............        392,000      11,564,000
  JDN Realty Corp.................................        293,200       9,162,500
  JP Realty, Inc..................................         84,000       2,278,500
  Kimco Realty Corp...............................         56,250       1,785,937
  Malan Realty Investors, Inc.....................        140,000       2,485,000
  Manufactured Home Communities, Inc..............        532,000      12,269,250
  Pennsylvania Real Estate Investment Trust.......         50,100       1,124,119
  Security Capital Pacific Trust..................        527,034      12,055,903
  Simon Debartolo Group, Inc......................        214,300       6,857,600
  Sunstone Hotel Investors, Inc...................        240,000       3,480,000
  TriNet Corporate Realty Trust, Inc..............        166,700       5,511,519
  Vornado Realty Trust............................        228,800      16,502,200
  Walden Residential Properties, Inc..............          5,000         128,125
                                                                   --------------
                                                                      265,496,528
                                                                   --------------
RETAIL -- 2.6%
  J.C. Penney Co., Inc............................        669,800      34,955,187
  Tandy Corp......................................        140,000       7,840,000
                                                                   --------------
                                                                       42,795,187
                                                                   --------------
TELECOMMUNICATIONS -- 0.6%
  Telefonos de Mexico SA (Class 'L' Stock), ADR,
    (Mexico)......................................        198,000       9,454,500
                                                                   --------------
TEXTILES -- 0.9%
  Garan, Inc......................................          2,900          58,362
  Kellwood Co.....................................        518,900      14,399,475
  Oxford Industries, Inc..........................         34,500         978,938
                                                                   --------------
                                                                       15,436,775
                                                                   --------------
TOBACCO -- 1.0%
  Bat Industries, PLC, ADR, (United Kingdom)......        606,500      11,106,531
  UST, Inc........................................        202,100       5,608,275
                                                                   --------------
                                                                       16,714,806
                                                                   --------------
TRUCKING/SHIPPING -- 0.8%
  Alexander & Baldwin, Inc........................        287,750       7,517,469
  Yellow Corp.....................................        259,700       5,810,788
                                                                   --------------
                                                                       13,328,257
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
UTILITY - ELECTRIC -- 0.4%
  Centerior Energy Corp...........................         46,600  $      521,338
  Central Louisiana Electric Co...................          6,100         171,563
  Pacific Gas & Electric, Co......................        240,000       5,820,000
                                                                   --------------
                                                                        6,512,901
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,027,989,798)..........................................   1,458,809,052
                                                                   --------------

PREFERRED STOCKS -- 3.7%
EXPLORATION & PRODUCTION -- 0.5%
  Parker & Parsley Capital, LLC (Cum. Conv.)......        118,800       7,603,200
                                                                   --------------
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         34,372       1,946,315
                                                                   --------------
METALS-FERROUS -- 1.3%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      10,626,000
  Rouge Steel.....................................        262,500       4,167,188
  USX Capital Trust 6/7 (Cum. Conv.)..............        114,600       5,507,962
                                                                   --------------
                                                                       20,301,150
                                                                   --------------
METALS-NON FERROUS -- 0.4%
  Hecla Mining Co. (Cum. Conv.), Series B.........         60,000       2,801,250
  Kaiser Aluminum Corp. (Cum. Conv.)..............        319,900       3,598,875
                                                                   --------------
                                                                        6,400,125
                                                                   --------------
OIL SERVICES -- 0.3%
  McDermott International, Inc. (Cum. Conv.),
    Series C......................................         88,000       4,334,000
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         54,500       1,662,250
                                                                   --------------
RETAIL -- 0.8%
  Kmart Corp. (Cum. Conv.)........................        247,300      13,570,587
                                                                   --------------
TEXTILES/APPAREL -- 0.2%
  Fieldcrest Cannon, Inc. (Cum. Conv.), Series
    A.............................................         85,000       3,910,000
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $61,980,377).............................................      59,727,627
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp...........................          5,689          35,556
                                                                   --------------
LODGING
  Homestead Village, Inc..........................         44,442         377,757
                                                                   --------------
TOTAL WARRANTS
  (cost $191,545)................................................         413,313
                                                                   --------------
                                                      PRINCIPAL
CONVERTIBLE                                            AMOUNT
BONDS -- 1.2%                                           (000)
                                                    -------------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.
    7.50%, 05/15/14...............................  $       1,760       1,733,600
                                                                   --------------
OIL & GAS SERVICES -- 0.3%
  Baker Hughes, Inc.
    0.00%, 05/05/08...............................          5,940       4,573,800
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

JUNE 30, 1997 (UNAUDITED)

                                                      PRINCIPAL
CONVERTIBLE                                            AMOUNT          VALUE
BONDS (CONTINUED)                                       (000)         (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.3%
  Alexander Haagen Properties, Inc., Series A
    7.50%, 01/15/01...............................  $         600  $      582,000
    7.50%, 01/15/01...............................          1,000         965,000
  Malan Realty Investors, Inc.
    9.50%, 07/15/04...............................          3,000       3,090,000
                                                                   --------------
                                                                        4,637,000
                                                                   --------------
RETAIL -- 0.5%
  Charming Shoppes, Inc.
    7.50%, 07/15/06...............................          8,000       7,940,000
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (cost $17,976,268).............................................      18,884,400
                                                                   --------------
LONG-TERM BONDS -- 1.8%
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.8%
  United States Treasury Note,
    6.75%, 08/15/26...............................         30,000      29,690,700
                                                                   --------------
    (cost $29,016,419)
TOTAL LONG-TERM INVESTMENTS
  (cost $1,137,154,407)..........................................   1,567,525,092
                                                                   --------------

SHORT-TERM INVESTMENT -- 3.1%
REPURCHASE AGREEMENTS
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97...............................         50,423      50,423,000
                                                                   --------------
    (cost $50,423,000; Note 5)
TOTAL INVESTMENTS -- 99.6%
  (cost $1,187,577,407; Note 6)..................................   1,617,948,092
                                                                   --------------
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 0.4%............................................       7,204,426
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $1,625,152,518
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    LLC     Limited Liability Company
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corportion) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing Security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                                EQUITY PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 75.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AUTOS - CARS & TRUCKS -- 3.5%
  Chrysler Corp...................................      2,862,120  $   93,913,312
  General Motors Corp.............................        700,000      38,981,250
  Navistar International Corp. (a)................        395,200       6,817,200
  PACCAR Inc......................................        279,400      12,974,637
  TRW, Inc........................................        694,400      39,450,600
                                                                   --------------
                                                                      192,136,999
                                                                   --------------
BANKS & FINANCIAL SERVICES -- 6.0%
  Bank of New York Co., Inc.......................      1,200,000      52,200,000
  BankAmerica Corp................................      1,100,000      71,018,750
  Chase Manhattan Corp............................        475,600      46,162,925
  First America Bank Corp.........................        280,500      12,832,875
  Great Western Financial Corp....................        653,800      35,141,750
  Mellon Bank Corp................................        552,796      24,944,920
  Mercantile Bankshares Corp......................        279,600      11,184,000
  NationsBank Corp................................        800,000      51,600,000
  Republic New York Corp..........................        225,000      24,187,500
                                                                   --------------
                                                                      329,272,720
                                                                   --------------
CHEMICALS -- 1.8%
  BOC Group, PLC ADR (United Kingdom).............        800,000      28,400,000
  Eastman Chemical Co.............................        691,650      43,919,775
  Wellman, Inc....................................        798,200      13,868,725
  Witco Corp......................................        268,800      10,197,600
                                                                   --------------
                                                                       96,386,100
                                                                   --------------
COMPUTERS -- 3.8%
  Amdahl Corp. (a)................................      4,000,000      35,000,000
  Digital Equipment Corp. (a).....................      3,050,000     108,084,375
  Gerber Scientific, Inc..........................        419,800       8,291,050
  International Business Machines Corp............        600,000      54,112,500
  NCR Corp........................................        100,000       2,975,000
                                                                   --------------
                                                                      208,462,925
                                                                   --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc. (a).................      1,050,000      46,987,500
  Centex Corp.....................................        600,000      24,375,000
                                                                   --------------
                                                                       71,362,500
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.6%
  Gibson Greeting Inc. (a)........................        750,000      16,875,000
  Kimberly-Clark Corp.............................        500,000      24,875,000
  Loews Corp......................................      1,600,000     160,200,000
  RJR Nabisco Holdings Corp.......................      3,100,000     102,300,000
                                                                   --------------
                                                                      304,250,000
                                                                   --------------
ELECTRICAL EQUIPMENT
  Rexel, Inc. (a).................................        107,199       1,983,181
                                                                   --------------
ELECTRONICS -- 0.5%
  Harris Corp.....................................        300,000      25,200,000
                                                                   --------------
ENERGY EQUIPMENT & SERVICES -- 0.4%
  NorAm Energy Corp...............................      1,300,000      19,825,000
                                                                   --------------
FINANCIAL SERVICES -- 6.1%
  American Express Co.............................      1,100,000      81,950,000
  Lehman Brothers Holdings, Inc.,.................        900,000      36,450,000
  Morgan (J.P.) & Co., Inc........................        395,400      41,269,875
  Morgan Stanley, Dean Witter, Discover & Co......      3,200,000     137,800,000
  Salomon, Inc....................................        700,000      38,937,500
                                                                   --------------
                                                                      336,407,375
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 0.5%
  Guiness PLC (United Kingdom)....................      3,000,000  $   29,357,388
                                                                   --------------
FOREST PRODUCTS -- 8.4%
  Georgia-Pacific Corp............................        900,000      76,837,500
  International Paper Co..........................      1,350,000      65,559,375
  James River Corp. of Virginia...................        560,000      20,720,000
  Mead Corp.......................................        900,000      56,025,000
  Rayonier Inc....................................        830,400      34,928,700
  Temple-Inland Inc...............................        850,000      45,900,000
  Weyerhaeuser Co.................................      1,450,000      75,400,000
  Willamette Industries, Inc......................      1,250,000      87,500,000
                                                                   --------------
                                                                      462,870,575
                                                                   --------------
HEALTHCARE -- 3.8%
  Foundation Health Corp. (a).....................      1,859,910      56,378,522
  Tenet Healthcare Corp. (a)......................      3,237,832      95,718,408
  Wellpoint Health Networks Inc...................      1,194,600      54,802,275
                                                                   --------------
                                                                      206,899,205
                                                                   --------------
INSURANCE -- 11.9%
  American Financial Group Inc....................        552,700      23,455,206
  American General Corp...........................      1,000,000      47,750,000
  Chubb Corp......................................      2,206,400     147,553,000
  Citizens Corp...................................        700,000      19,337,500
  Equitable Companies, Inc. (The).................      1,800,000      59,850,000
  Old Republic International Corp.................      1,950,885      59,136,202
  SAFECO Corp.....................................      1,600,000      74,700,000
  St. Paul Companies, Inc.........................        826,900      63,051,125
  Travelers Group Inc.............................      1,800,000     113,512,500
  Western National Corp...........................      1,624,300      43,551,544
                                                                   --------------
                                                                      651,897,077
                                                                   --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        500,000       5,218,750
  Birmingham Steel Corp...........................      1,527,400      23,674,700
  Carpenter Technology Corp.......................        100,000       4,575,000
                                                                   --------------
                                                                       33,468,450
                                                                   --------------
METALS-NON FERROUS -- 1.5%
  Aluminum Company of America.....................        600,000      45,225,000
  AMAX Gold Inc. (a)..............................        131,342         804,470
  Cyprus Amax Minerals Co.........................      1,533,200      37,563,400
  Nord Resources Corp. (a)........................        130,500         407,813
                                                                   --------------
                                                                       84,000,683
                                                                   --------------
OIL & GAS -- 2.0%
  Amerada Hess Corp...............................        325,000      18,057,813
  Atlantic Richfield Co...........................        800,000      56,400,000
  Total SA, ADR (France)..........................        738,365      37,379,728
                                                                   --------------
                                                                      111,837,541
                                                                   --------------
OIL & GAS EXPLORATION/PRODUCTION -- 3.7%
  Elf Aquitaine SA, ADR (France)..................      2,424,433     131,980,071
  Occidental Petroleum Corp.......................      1,100,000      27,568,750
  Oryx Energy Co. (a).............................      1,600,000      33,800,000
  Union Texas Petroleum Holdings, Inc.............        504,500      10,562,969
                                                                   --------------
                                                                      203,911,790
                                                                   --------------
RESTAURANTS -- 1.3%
  Darden Restaurants Inc..........................      7,922,700      71,799,469
                                                                   --------------
RETAIL -- 7.1%
  Dayton-Hudson Corp..............................        358,800      19,083,675
  Dillards Department Stores, Inc. (a)............      3,000,000     103,875,000
  K-Mart Corp. (a)................................      6,500,000      79,625,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Petrie Stores Corp. (a).........................        540,000  $    1,704,375
  Tandy Corp......................................      1,382,900      77,442,400
  Toys 'R' Us, Inc. (a)...........................      1,800,000      63,000,000
  Waban, Inc. (a).................................      1,300,000      41,843,750
                                                                   --------------
                                                                      386,574,200
                                                                   --------------
TELECOMMUNICATIONS -- 3.2%
  360 Communication Co. (a).......................      1,396,066      23,907,630
  AT&T Corp.......................................      1,600,000      56,100,000
  Loral Corp......................................      1,800,000      27,000,000
  Telefonica de Espana, SA, ADR (Spain)...........        800,000      69,000,000
                                                                   --------------
                                                                      176,007,630
                                                                   --------------
TEXTILES
  Worldtex, Inc. (a)..............................        107,199         857,592
                                                                   --------------
TRANSPORTATION -- 0.4%
  OMI Corp. (a)...................................      1,000,000       9,562,500
  Overseas Shipholding Group, Inc.................        600,000      11,775,000
                                                                   --------------
                                                                       21,337,500
                                                                   --------------
UTILITY - ELECTRIC -- 1.5%
  American Electric Power Company, Inc............        180,000       7,560,000
  GPU, Inc........................................        500,000      17,937,500
  Long Island Lighting Co.........................      1,541,400      35,452,200
  Unicom Corp.....................................        991,800      22,067,550
                                                                   --------------
                                                                       83,017,250
                                                                   --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................        270,000       5,771,250
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $2,658,631,715)..........................................   4,114,894,400
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 24.8%                        RATING       (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE -- 6.1%
  Bank of Montreal, (Canada),
    6.375%, 07/01/97..............................       P1       $  55,177      55,177,000
  Berliner Handels, (Germany),
    5.72%, 07/21/97...............................       NR          13,000      13,000,072
  Canadian Imperial Bank, (Canada),
    5.60%, 08/25/97...............................       P3           1,000       1,000,000
    6.25%, 07/01/97...............................       P3          47,104      47,104,000
  Commerzbank, (Germany),
    5.58%, 07/01/97...............................       P1          12,000      12,000,000
  Credit Agricole Indosuez, (France),
    5.63%, 08/11/97...............................       NR          25,000      25,000,699
  Deutsche Bank, (Germany),
    6.25%, 07/01/97...............................       P1          55,177      55,177,000
  Republic National Bank of NY, (Canada)
    6.25%, 07/01/97...............................       P1          55,177      55,177,000

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Societe Generale, (France),
    6.375%, 07/01/97..............................       P1       $  55,177  $   55,177,000
  Svenska Handelsbanken, (Sweden),
    5.66%, 07/14/97...............................       P1          13,000      13,000,089
                                                                             --------------
                                                                                331,812,860
                                                                             --------------
COMMERCIAL PAPER -- 8.8%
  American Honda Finance Corp.,
    5.65%, 07/28/97...............................       P2           9,000       8,961,862
  Aristar, Inc.,
    5.67%, 07/14/97...............................       P3           3,000       2,993,857
    5.70%, 07/24/97...............................       P3           1,000         996,358
    5.70%, 07/28/97...............................       P3             960         955,896
  Associates Corp. of North America,
    5.55%, 07/03/97...............................       P3          10,000       9,996,917
    6.188%, 07/01/97..............................       P3          28,000      28,000,000
  Bear, Stearns & Co.,
    5.57%, 07/07/97...............................       P2           7,000       6,993,502
  Citicorp,
    5.70%, 07/10/97...............................       P3          45,000      44,935,875
  Countrywide Home Loan, Inc.,
    5.55%, 07/02/97...............................       P3          12,000      11,998,150
    5.60%, 08/07/97...............................       P3          12,000      11,930,933
  Creditanstalt Finance Inc.,
    5.55%, 07/03/97...............................       NR           4,000       3,998,767
  Finova Capital Corp.,
    5.60%, 07/07/97...............................       NR           9,000       8,991,600
    5.70%, 07/07/97...............................       NR           1,450       1,448,622
    5.71%, 07/15/97...............................       NR           3,000       2,993,338
  Ford Motor Credit Corp.,
    5.55%, 07/09/97...............................       P1          49,000      48,939,567
  General Electric Capital Corp.,
    6.30%, 07/01/97...............................       P1          55,177      55,177,000
  General Motors Acceptance Corp.,
    5.59%, 07/07/97...............................       P3          52,000      51,951,553
  GTE Corp.,
    5.60%, 07/23/97...............................       P3          10,000       9,965,778
  Hertz Corp.,
    5.55%, 07/08/97...............................       P3           3,500       3,496,223
  John Deere Capital Corp.,
    5.54%, 07/09/97...............................       P2           3,000       2,996,307
  Lehman Brothers Holdings, Inc.,
    5.75%, 07/02/97...............................       NR          18,000      17,997,125
    6.40%, 07/01/97...............................       NR          15,000      15,000,000
  Merrill Lynch & Co. Inc.,
    5.57%, 08/18/97...............................       P3           6,000       5,955,440
  Mitsubishi International Corp.,
    5.65%, 07/09/97...............................       NR          39,000      38,951,033
    5.75%, 07/08/97...............................       NR          16,220      16,201,865
  NYNEX Corp.,
    5.55%, 07/07/97...............................       P2           2,900       2,897,317
    5.60%, 08/05/97...............................       P2           7,100       7,061,344
  PHH Corp.,
    5.67%, 07/07/97...............................       NR           7,000       6,993,385

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Preferred Receivables Funding Corp.,
    5.55%, 07/10/97...............................       P1       $   2,000  $    1,997,225
  Rank Xerox Capital, PLC, (Europe),
    5.60%, 07/21/97...............................       NR           4,105       4,092,229
  Sears Roebuck Acceptance Corp.,
    6.20%, 07/01/97...............................       P2          13,000      13,000,000
  Smith Barney, Inc.,
    5.55%, 07/07/97...............................       P2          10,000       9,990,750
  Xerox Corp.,
    5.60%, 07/11/97...............................       P2          26,000      25,959,556
                                                                             --------------
                                                                                483,819,374
                                                                             --------------
REPURCHASE AGREEMENTS -- 7.7%
  First National Bank of Chicago,
    6.25%, 07/01/97...............................                   53,220      53,220,000
  Joint Repurchase Agreement Account,
    5.883%, 07/01/97 (Note 5).....................                  371,391     371,391,000
                                                                             --------------
                                                                                424,611,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 2.2%
  Federal Home Loan Bank,
    5.23%, 07/10/97...............................                   21,200      21,170,956
  Federal Home Loan Mortgage Corp.,
    5.17%, 08/14/97...............................                    9,360       9,297,101
    5.53%, 08/07/97 (b)...........................                   10,000       9,943,164
    5.53%, 08/14/97...............................                    5,000       4,966,206
  Federal National Mortgage Association,
    5.40%, 12/05/97...............................                   10,000       9,989,100
    5.53%, 10/29/97...............................                    8,000       7,997,520
    5.54%, 08/05/97...............................                      900         895,122
    5.89%, 05/21/98...............................                   10,000      10,007,800
    8.95%, 07/10/97...............................                    4,300       4,302,666

JUNE 30, 1997 (UNAUDITED)

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  United States Treasury Notes,
    5.125%, 02/28/98..............................                $  30,000  $   29,887,500
    5.75%, 09/30/97...............................                   12,000      12,009,360
                                                                             --------------
                                                                                120,466,495
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,360,702,882)....................................................   1,360,709,729
                                                                             --------------
TOTAL INVESTMENTS -- 99.8%
  (cost $4,019,334,597; Note 6)............................................   5,475,604,129
                                                                             --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..............................
                                                                                  8,754,229
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,484,358,358
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Indicates a variable rate security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B41

                         PRUDENTIAL JENNISON PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 97.1%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 3.5%
  Boeing Co.......................................        171,500  $    9,100,219
  Gartner Group Inc.,.............................         67,700       2,432,969
                                                                   --------------
                                                                       11,533,188
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.9%
  Chase Manhattan Corp............................         63,100       6,124,644
                                                                   --------------
BUSINESS SERVICES -- 4.8%
  Eagle River Interactive, Inc. (a)...............         84,600         676,800
  Manpower, Inc...................................         66,800       2,972,600
  Omnicom Group, Inc..............................         95,800       5,903,675
  Reuters Holdings PLC, ADR (United Kingdom),.....        103,400       6,514,200
                                                                   --------------
                                                                       16,067,275
                                                                   --------------
COMMERCIAL SERVICES -- 1.7%
  CUC International, Inc. (a).....................        212,100       5,474,831
                                                                   --------------
COMPUTER SERVICES -- 5.9%
  3Com Corp. (a)..................................        130,100       5,854,500
  Cisco Systems, Inc. (a).........................        139,800       9,384,075
  SAP AG, ADR (Germany)...........................         60,800       4,210,400
                                                                   --------------
                                                                       19,448,975
                                                                   --------------
COMPUTER SYSTEMS -- 8.6%
  COMPAQ Computer Corp., (a)......................         67,300       6,679,525
  Dell Computer Corp., (a)........................         51,800       6,083,263
  Diebold, Inc....................................         83,900       3,272,100
  Hewlett-Packard Co.,............................        150,700       8,439,200
  International Business Machines Corp.,..........         45,600       4,112,550
                                                                   --------------
                                                                       28,586,638
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 12.4%
  Boston Scientific Corp. (a).....................         65,600       4,030,300
  Bristol-Myers Squibb Co.........................         88,500       7,168,500
  Eli Lilly & Co..................................         76,500       8,362,406
  Merck & Co., Inc................................         40,300       4,171,050
  Pfizer, Inc.,...................................         78,500       9,380,750
  Smithkline Beecham, PLC, UTS, ADR (United
    Kingdom)......................................         90,000       8,246,250
                                                                   --------------
                                                                       41,359,256
                                                                   --------------
ELECTRONICS -- 10.9%
  Applied Materials, Inc. (a).....................         64,500       4,567,406
  Intel Corp......................................         56,100       7,955,681
  International Rectifier Corp. (a)...............        189,700       3,533,162
  KLA Instruments Corp. (a).......................        105,500       5,143,125
  LSI Logic Corp. (a).............................        157,700       5,046,400
  Symbol Technologies, Inc. (a)...................        123,550       4,154,369
  Texas Instruments, Inc..........................         68,700       5,775,094
                                                                   --------------
                                                                       36,175,237
                                                                   --------------
FINANCIAL SERVICES -- 5.5%
  MBNA Corp.......................................         90,250       3,305,406
  Morgan Stanley, Dean Witter, Discover & Co......        129,520       5,577,455
  Schwab (Charles) Corp.,.........................         93,100       3,788,006
  Washington Mutual Inc...........................         92,400       5,520,900
                                                                   --------------
                                                                       18,191,767
                                                                   --------------
FOOD & BEVERAGES -- 1.0%
  PepsiCo, Inc....................................         86,800       3,260,425
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
HOSPITAL MANAGEMENT -- 3.1%
  Healthsouth Corp., (a)..........................        207,300  $    5,169,544
  PhyCor, Inc., (a)...............................        147,500       5,079,531
                                                                   --------------
                                                                       10,249,075
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 2.1%
  Gillette Co.....................................         72,300       6,850,425
                                                                   --------------
INSURANCE -- 7.7%
  CIGNA Corp......................................         29,800       5,289,500
  MGIC Investment Corp............................        133,100       6,380,481
  Mutual Risk Management, Ltd.....................         99,866       4,581,353
  Provident Companies, Inc........................         75,400       4,033,900
  UNUM Corp.......................................        128,800       5,409,600
                                                                   --------------
                                                                       25,694,834
                                                                   --------------
LEISURE -- 2.5%
  Walt Disney Co..................................        103,800       8,329,950
                                                                   --------------
LODGING -- 1.7%
  Hilton Hotels Corp..............................        214,600       5,700,312
                                                                   --------------
MACHINERY -- 1.4%
  Case Corp.......................................         66,800       4,600,850
                                                                   --------------
MEDIA -- 1.9%
  Clear Channel Communications, Inc. (a)..........        100,300       6,168,450
                                                                   --------------
OIL & GAS -- 1.5%
  Union Pacific Resources Group, Inc..............        192,700       4,793,412
                                                                   --------------
OIL & GAS SERVICES -- 2.4%
  Schlumberger Ltd................................         64,800       8,100,000
                                                                   --------------
RESTAURANTS -- 0.7%
  McDonald's Corp.................................         50,800       2,454,275
                                                                   --------------
RETAIL -- 5.2%
  Corporate Express, Inc. (a).....................        241,750       3,490,266
  Dollar General Corporation......................         43,100       1,616,250
  Kohl's Corp. (a)................................         89,200       4,722,025
  Sears, Roebuck & Co.............................         49,700       2,671,375
  The Gap, Inc....................................        125,800       4,890,475
                                                                   --------------
                                                                       17,390,391
                                                                   --------------
TELECOMMUNICATIONS -- 7.0%
  Ascend Communications, Inc. (a).................         62,800       2,472,750
  L.M. Ericsson Telephone Co. (Class 'B' Stock),
    ADR (Sweden)..................................        132,300       5,209,313
  Nokia AB Corp., ADR (Japan).....................         89,100       6,571,125
  Tellabs, Inc. (a)...............................        102,400       5,721,600
  Vodafone Group PLC, ADR (United Kingdom)........         68,700       3,327,656
                                                                   --------------
                                                                       23,302,444
                                                                   --------------
TRUCKING/SHIPPING -- 1.2%
  Federal Express Corp. (a).......................         71,300       4,117,575
                                                                   --------------
SOFTWARE -- 2.5%
  Intuit, Inc. (a)................................        120,000       2,752,500
  Microsoft Corp., (a)............................         44,300       5,598,413
                                                                   --------------
                                                                        8,350,913
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $259,025,944)............................................     322,325,142
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B42

JUNE 30, 1997 (UNAUDITED)

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 3.4%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97 (Note 5)......................  $      11,397  $   11,397,000
                                                                   --------------
    (cost $11,397,000)
TOTAL INVESTMENTS -- 100.5%
  (cost $270,422,944 ; Note 6)...................................     333,722,142
                                                                   --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)..................
                                                                       (1,662,298)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  332,059,844
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    PLC     Public Limited Company (British Corporation)
    UTS     Unit Trust Shares

(a)  Non-income producing security

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B43

                      SMALL CAPITALIZATION STOCK PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 91.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.7%
  BE Aerospace, Inc. (a)..........................         13,200  $      417,450
  Kaman Corp. (Class 'A' Stock)...................         11,300         173,737
  Orbital Sciences Corp. (a)......................         18,800         298,450
  Trimble Navigation, Ltd. (a)....................         13,400         237,850
  UNC, Inc. (a)...................................         11,200         163,800
  Watkins-Johnson Co..............................          5,100         156,825
                                                                   --------------
                                                                        1,448,112
                                                                   --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.7%
  Dekalb Genetics Corp............................         10,400         829,400
  Delta & Pine Land Co............................         17,200         612,750
                                                                   --------------
                                                                        1,442,150
                                                                   --------------
AIRLINES -- 0.4%
  Comair Holdings, Inc............................         27,125         751,023
  Mesa Air Group, Inc. (a)........................         17,200          92,450
  SkyWest, Inc....................................          6,200          96,875
                                                                   --------------
                                                                          940,348
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.2%
  Breed Technologies, Inc.........................         19,275         443,325
  Custom Chrome, Inc. (a).........................          2,700          43,537
  Myers Industries, Inc...........................         10,320         174,150
  Simpson Industries, Inc.........................          8,900          94,562
  Smith (A.O.) Corp...............................         12,700         451,644
  Spartan Motors, Inc.............................          7,600          58,900
  Standard Motor Products, Inc....................          7,900         108,625
  Standard Products Co............................         10,200         257,550
  TBC Corp. (a)...................................         14,100         118,087
  Titan International, Inc........................         13,200         232,650
  Wabash National Corp............................         11,500         320,562
  Wynn's International, Inc.......................          7,850         222,744
                                                                   --------------
                                                                        2,526,336
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 7.9%
  Astoria Financial Corp. (a).....................         13,200         627,000
  Banc One Corp...................................          5,992         290,237
  CCB Financial Corp..............................          9,600         702,000
  Centura Banks, Inc..............................         15,600         715,650
  Coast Savings Financial, Inc. (a)...............         11,350         515,716
  Collective Bancorp, Inc.........................         12,400         556,450
  Commercial Federal Corp. (a)....................         13,050         484,481
  Cullen/Frost Bankers, Inc.......................         13,700         580,537
  Deposit Guaranty Corp...........................         25,925         816,637
  Downey Financial Corp...........................         16,019         378,449
  First Commercial Corp...........................         20,436         840,430
  First Financial Corp............................         22,825         670,484
  First Michigan Bank Corp........................         16,827         509,017
  FirstBank Puerto Rico (a).......................          9,200         238,050
  Firstmerit Corp.................................         19,600         940,800
  JSB Financial, Inc..............................          6,000         259,500
  Keystone Financial, Inc.........................         33,300       1,040,625
  Magna Group, Inc................................         20,200         701,950
  North American Mortgage Co......................          8,525         201,936
  ONBANcorp, Inc..................................          7,500         382,500
  Provident Bancorp, Inc. (a).....................         25,125       1,074,094
  RCSB Financial, Inc.............................          8,700         416,512
  Riggs National Corp. (a)........................         18,500         381,562
  Roosevelt Financial Group, Inc..................         25,600         563,200
  Sovereign Bancorp, Inc..........................         39,626         604,296
  St. Paul Bancorp, Inc...........................         13,800         457,125

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Whitney Holding Corp............................         11,600  $      490,100
  Zions Bancorp, Inc..............................         36,000       1,354,500
                                                                   --------------
                                                                       16,793,838
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Franklin Covey Co. (a)..........................         12,000         303,750
                                                                   --------------
CHEMICALS -- 1.6%
  Cambrex Corp....................................          7,100         282,225
  Chemed Corp.....................................          6,000         224,625
  Chemfirst Inc. (a)..............................         12,600         341,775
  Hauser Chemical Research, Inc. (a)..............          6,500          34,937
  Lilly Industries, Inc. (Class 'A' Stock)........         13,800         277,725
  McWhorter Technologies, Inc. (a)................          6,300         150,412
  Mississippi Chemical Corp. (a)..................         17,072         354,244
  Mycogen Corp. (a)...............................         18,700         366,987
  OM Group, Inc...................................         13,200         437,250
  Penwest, Ltd....................................          4,200         141,750
  Quaker Chemical Corp............................          5,100          88,612
  Scotts Co. (Class 'A' Stock) (a)................         11,300         327,700
  WD-40 Co........................................          4,400         264,000
                                                                   --------------
                                                                        3,292,242
                                                                   --------------
COMMERCIAL SERVICES -- 3.5%
  AAR Corp........................................         11,000         355,437
  ABM Industries, Inc.............................         12,100         233,681
  ADVO, Inc.......................................         14,600         237,250
  Bowne & Company, Inc............................         10,900         380,137
  BW/IP, Inc. (Class 'A' Stock)...................         14,900         302,656
  CDI Corp. (a)...................................         12,100         504,419
  Corrections Corp. of America (a)................         45,800       1,820,550
  IMO Industries, Inc. (a)........................         10,400          61,100
  Insurance Auto Auction, Inc. (a)................          6,100          57,950
  Interim Services, Inc. (a)......................         12,000         534,000
  LSB Industries, Inc.............................          7,900          32,587
  Merrill Corp....................................          4,800         174,600
  NFO Research, Inc. (a)..........................          7,250         179,437
  Norrell Corp....................................         14,600         481,800
  Pharmaceutical Marketing Services, Inc. (a).....          8,000          87,000
  Plenum Publishing Corp..........................          2,400          92,400
  Primark Corp. (a)...............................         16,500         439,312
  Thomas Nelson, Inc..............................         10,450         144,994
  True North Communications, Inc..................         14,500         358,875
  Vantive Corp. (a)...............................         14,900         420,925
  World Color Press, Inc. (a).....................         20,500         486,875
                                                                   --------------
                                                                        7,385,985
                                                                   --------------
COMPUTER SERVICES -- 6.3%
  Acxiom Corp. (a)................................         31,300         641,650
  American Management Systems, Inc. (a)...........         24,850         664,737
  Amtech Corp.....................................          8,900          41,719
  Auspex Systems, Inc. (a)........................         15,100         145,337
  BancTec, Inc. (a)...............................         12,600         326,812
  Banyan Systems, Inc. (a)........................          9,300          20,925
  BISYS Group, Inc. (a)...........................         15,400         642,950
  Boole & Babbage, Inc. (a).......................         10,400         221,000
  Broderbund Software, Inc. (a)...................         12,700         313,531
  Cerner Corp. (a)................................         20,000         420,000
  Chips & Technologies, Inc. (a)..................         13,300         137,987
  Ciber, Inc. (a).................................         11,400         389,737
  Comverse Technology, Inc. (a)...................         15,100         785,200
  Control Data Systems, Inc. (a)..................          8,300         123,462
  Fair Issac & Company, Inc.......................          7,700         343,131

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B44

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  FileNet Corp. (a)...............................          9,200  $      133,400
  Gerber Scientific, Inc..........................         14,100         278,475
  Henry (Jack) & Associates, Inc..................         10,950         265,537
  Hyperion Software Corp. (a).....................         10,400         232,700
  Keane, Inc. (a).................................         20,500       1,066,000
  Komag, Inc. (a).................................         31,300         512,537
  National Computer Systems, Inc..................          9,300         247,612
  National Data Corp..............................         16,025         694,083
  Network General Corp. (a).......................         26,300         391,212
  Platinum Software Corp. (a).....................         11,400         118,275
  PLATINUM Technology, Inc. (a)...................         37,700         499,525
  Progress Software Corp. (a).....................          7,700         123,200
  Read-Rite Corp. (a).............................         28,600         597,025
  Standard Microsystems Corp. (a).................          8,500          75,437
  Sterling Software, Inc. (a).....................         23,400         731,250
  System Software Associates, Inc.................         25,900         197,487
  Tech Data Corp. (a).............................         26,300         826,806
  Telxon Corp.....................................          9,800         176,400
  Viewlogic Systems, Inc. (a).....................         10,100         147,712
  Wall Data, Inc. (a).............................          5,600         147,700
  Xircom, Inc. (a)................................         12,300         152,981
  Zebra Technologies Corp. (Class 'A'
    Stock) (a)....................................         14,900         415,337
  Zilog, Inc. (a).................................         12,200         231,800
                                                                   --------------
                                                                       13,480,669
                                                                   --------------
CONSTRUCTION -- 1.4%
  BMC West Corp. (a)..............................          7,200          88,200
  Halter Marine Group,............................         11,200         268,800
  Insituform Technologies, Inc. (Class 'A'
    Stock) (a)....................................         16,400         100,450
  Lone Star Industries, Inc.......................          6,500         294,531
  M.D.C. Holdings, Inc............................         10,300          93,344
  Morrison Knudsen Corp. (a)......................         32,700         445,537
  Oakwood Homes Corp..............................         28,000         672,000
  Ply-Gem Industries, Inc.........................          8,500         153,531
  Republic Group, Inc.............................          7,070         142,284
  Southern Energy Homes, Inc. (a).................          9,212          84,059
  Standard Pacific Corp...........................         18,250         187,062
  Stone & Webster, Inc............................          7,800         332,962
                                                                   --------------
                                                                        2,862,760
                                                                   --------------
CONTAINERS -- 0.4%
  Aptargroup Inc..................................         10,900         493,225
  Shorewood Packaging Corp. (a)...................         11,200         254,800
                                                                   --------------
                                                                          748,025
                                                                   --------------
COSMETICS & SOAPS -- 0.1%
  Nature's Sunshine Products, Inc.................         11,600         210,250
  USA Detergent, Inc. (a).........................          8,400          86,100
                                                                   --------------
                                                                          296,350
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.1%
  Nashua Corp.....................................          4,100          44,587
  New England Business Service, Inc...............          8,000         210,500
                                                                   --------------
                                                                          255,087
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 5.5%
  ADAC Laboratories...............................         11,000         259,875
  Advanced Tissue Sciences, Inc. (a)..............         22,800         293,550
  Alliance Pharmaceutical Corp....................         18,400         185,150
  Alpharma Inc. (Class 'A' Stock).................         13,200         210,375
  Ballard Medical Products........................         17,300         347,081
  CellPro, Inc. (a)...............................          8,800          52,800
  Cephalon, Inc. (a)..............................         14,900         171,350

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Circon Corp. (a)................................          4,400  $       62,700
  Coherent Inc. (a)...............................          6,900         307,050
  Collagen Corp...................................          4,700          82,250
  COR Therapeutics, Inc. (a)......................         12,300         130,687
  Cygnus, Inc. (a)................................         11,600         200,100
  Enzo Biochem, Inc. (a)..........................         14,013         219,829
  IDEXX Laboratories, Inc. (a)....................         23,400         291,037
  ImmuLogic Pharmaceutical Corp. (a)..............         12,300          38,437
  Invacare Corp...................................         18,100         423,087
  Liposome Company, Inc. (a)......................         22,300         199,306
  Medimmune, Inc. (a).............................         12,300         227,550
  Mentor Corp.....................................         15,200         450,300
  Molecular Biosystems, Inc. (a)..................         10,750          96,750
  NBTY, Inc. (a)..................................         11,300         316,400
  North American Vaccine, Inc. (a)................         19,000         366,937
  Noven Pharmaceuticals, Inc. (a).................         12,100          86,212
  Omnicare, Inc...................................         46,450       1,457,369
  Owens & Minor, Inc..............................         19,300         288,294
  Patterson Dental Co. (a)........................         13,000         446,062
  Perseptive Biosystems, Inc. (a).................         13,000          79,625
  Pharmaceutical Resources, Inc. (a)..............         11,400          31,350
  Protein Design Labs, Inc. (a)...................         10,900         310,650
  Regeneron Pharmaceuticals, Inc. (a).............         15,600         157,950
  Resound Corp. (a)...............................         11,800          66,375
  Respironics, Inc. (a)...........................         12,000         253,500
  Roberts Pharmaceutical Corp. (a)................         11,000         123,062
  Safeskin Corp. (a)..............................         15,700         462,169
  SciClone Pharmaceuticals, Inc. (a)..............         10,700          54,837
  Sequus Pharmaceuticals, Inc. (a)................         18,100         115,387
  SpaceLabs Medical, Inc. (a).....................          5,600         142,800
  STERIS Corp. (a)................................         20,832         778,596
  Summit Technology, Inc. (a).....................         18,800         124,550
  Sunrise Medical, Inc. (a).......................         11,700         176,962
  Syncor International Corp. (a)..................          5,800          60,900
  TECNOL Medical Products, Inc. (a)...............         12,100         269,225
  The Immune Response Corp. (a)...................         13,700         104,462
  TheraTech, Inc. (a).............................         12,550         147,462
  US Bioscience, Inc. (a).........................         13,850         133,306
  Vertex Pharmaceuticals, Inc. (a)................         14,700         562,275
  VISX, Inc. (a)..................................          9,400         223,250
  Vital Signs, Inc................................          7,900         138,744
  Zoll Medical Corp. (a)..........................          3,800          28,500
                                                                   --------------
                                                                       11,756,475
                                                                   --------------
ELECTRICAL EQUIPMENT -- 2.5%
  Anixter International, Inc. (a).................         29,200         501,875
  Baldor Electric Co..............................         15,950         471,522
  Belden, Inc.....................................         15,900         541,594
  Fluke Corp......................................          5,300         314,025
  KEMET Corp. (a).................................         23,800         592,025
  Kent Electronics Corp. (a)......................         16,000         587,000
  Kuhlman Corp....................................          8,400         270,900
  Microchip Technology, Inc. (a)..................         32,650         971,337
  Pacific Scientific Co...........................          7,500          99,375
  Rexel, Inc. (a).................................         15,600         288,600
  Valence Technology, Inc. (a)....................         13,200         113,850
  Vicor Corp. (a).................................         25,600         576,000
                                                                   --------------
                                                                        5,328,103
                                                                   --------------
ELECTRONICS -- 5.6%
  Bell Industries, Inc............................          5,425          84,766
  Benchmark Electronics, Inc. (a).................          3,400         137,700
  BMC Industries, Inc.............................         16,600         568,550
  C-COR Electronics, Inc. (a).....................          5,700          57,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B45

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Checkpoint Systems, Inc. (a)....................         21,000  $      337,312
  Core Industries, Inc............................          6,500         160,875
  Cyrix Corp. (a).................................         11,900         254,362
  Dallas Semiconductor Corp.......................         16,300         639,775
  Dionex Corp. (a)................................          7,300         374,125
  Dynatech Corp. (a)..............................         10,450         373,587
  Etec Systems, Inc. (a)..........................         13,000         557,375
  Integrated Circuit Systems, Inc. (a)............          7,000         158,812
  Intermagnetics General Corp. (a)................          7,500          80,625
  International Rectifier Corp. (a)...............         31,100         579,237
  Itron, Inc. (a).................................          8,100         209,587
  Lattice Semiconductor Corp. (a).................         13,800         779,700
  Logicon, Inc....................................          8,600         455,800
  Marshall Industries (a).........................         10,200         379,950
  Methode Electronics, Inc. (Class 'A' Stock).....         20,900         415,387
  Oak Industries, Inc. (a)........................         11,100         319,125
  Park Electrochemical Corp.......................          6,900         181,556
  Photronics, Inc. (a)............................          7,200         343,800
  Picturetel Corp. (a)............................         20,500         194,750
  Pioneer Standard Electronics, Inc...............         12,600         170,100
  Plexus Corp. (a)................................          4,300         239,994
  S3, Inc. (a)....................................         29,300         322,300
  Sanmina Corp. (a)...............................         10,300         654,050
  SCI Systems, Inc. (a)...........................         17,000       1,083,750
  Three-Five Systems, Inc. (a)....................          4,775          71,028
  Tseng Laboratories, Inc.........................         11,600          35,525
  Ultratech Stepper, Inc. (a).....................         12,300         281,362
  VLSI Technology, Inc. (a).......................         28,100         663,862
  Wyle Electronics................................          7,700         304,150
  X-Rite, Inc.....................................         12,800         243,200
  Zero Corp.......................................          7,400         194,250
                                                                   --------------
                                                                       11,907,327
                                                                   --------------
ENVIRONMENTAL SERVICES -- 0.9%
  Allwaste, Inc...................................         22,100         209,950
  Dames & Moore, Inc..............................         11,000         136,125
  Ionics, Inc. (a)................................          9,600         436,800
  OHM Corp. (a)...................................         15,900         134,156
  TETRA Technologies, Inc. (a)....................          7,800         193,050
  United States Filter Corp. (a)..................         28,250         769,812
                                                                   --------------
                                                                        1,879,893
                                                                   --------------
EXPLORATION & PRODUCTION -- 0.2%
  Newfield Exploration Co. (a)....................         21,450         429,000
                                                                   --------------
FINANCIAL SERVICES -- 3.9%
  Alex Brown, Inc.................................         14,650       1,034,656
  AMRESCO, Inc. (a)...............................         21,900         470,850
  Charter One Financial, Inc......................         28,017       1,509,416
  Eaton Vance Corp................................         11,550         321,234
  Envoy Corporation (a)...........................          9,200         305,900
  Interra Financial, Inc..........................          7,500         314,531
  Investors Financial Services Corp. (a)..........             69           3,277
  Legg Mason, Inc.................................         11,100         597,319
  National Auto Credit, Inc.......................         17,490         155,224
  Pioneer Group, Inc..............................         15,200         349,600
  Piper Jaffray Companies, Inc....................         11,450         234,725
  Quick & Reilly Group, Inc.......................         23,025         535,331
  Raymond James Financial, Inc....................         19,212         525,928
  SEI Corp........................................         11,200         270,200

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  TCF Financial Corp..............................         21,200  $    1,046,750
  United States Trust Corp........................         11,900         560,787
                                                                   --------------
                                                                        8,235,728
                                                                   --------------
FOOD & BEVERAGES -- 1.9%
  Canandaigua Wine Co. (a)........................         11,500         391,000
  Chiquita Brands International, Inc..............         33,975         467,156
  Coca Cola Bottling Co...........................          4,700         227,950
  Earthgrains Co..................................          6,100         399,931
  GoodMark Foods, Inc.............................          4,500          84,375
  J & J Snack Foods Corp. (a).....................          5,300          81,487
  Nash-Finch Co...................................          6,100         134,962
  Richfood Holdings, Inc..........................         28,800         748,800
  Rykoff-Sexton, Inc..............................         17,000         396,313
  Smith's Food & Drugs Centers, Inc...............          9,592         514,371
  Smithfield Foods, Inc. (a)......................         11,000         676,500
                                                                   --------------
                                                                        4,122,845
                                                                   --------------
FOREST PRODUCTS -- 0.7%
  Buckeye Cellulose Corp. (a).....................         11,600         391,500
  Caraustar Industries, Inc.......................         15,200         526,300
  Mosinee Paper Corp..............................          9,549         233,951
  Pope & Talbot, Inc..............................          8,125         133,555
  Universal Forest Products, Inc..................         10,400         152,100
                                                                   --------------
                                                                        1,437,406
                                                                   --------------
FURNITURE -- 0.7%
  Ethan Allen Interiors, Inc. (a).................          8,800         501,600
  Interface, Inc. (Class 'A' Stock)...............         13,800         305,325
  Juno Lighting, Inc..............................         10,800         175,500
  La-Z-Boy Chair Co...............................         10,900         392,400
  Thomas Industries, Inc..........................          6,400         184,000
                                                                   --------------
                                                                        1,558,825
                                                                   --------------
HEALTHCARE -- 1.9%
  Bio-Technology General Corp. (a)................         28,400         383,400
  Coventry Corp. (a)..............................         20,300         307,038
  GranCare, Inc. (a)..............................         14,400         155,700
  OccuSystems, Inc. (a)...........................         13,800         400,200
  Renal Treatment Centers, Inc. (a)...............         14,900         400,438
  RoTech Medical Corp. (a)........................         15,700         314,981
  Sierra Health Services, Inc. (a)................         10,850         339,063
  Sola International, Inc. (a)....................         14,800         495,800
  Sybron International Corp. (a)..................         28,700       1,144,413
                                                                   --------------
                                                                        3,941,033
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 2.7%
  Express Scripts, Inc. (Class 'A' Stock) (a).....         10,100         421,675
  Genesis Health Ventures, Inc. (a)...............         21,300         718,875
  Integrated Health Services, Inc.................         14,100         542,850
  Lincare Holdings, Inc. (a)......................         17,200         739,600
  Living Centers of America, Inc. (a).............         11,875         469,063
  Magellan Health Services, Inc. (a)..............         17,500         516,250
  Mariner Health Group, Inc. (a)..................         17,600         271,700
  PhyCor, Inc. (a)................................         37,675       1,297,433
  Universal Health Services, Inc. (Class 'B'
    Stock) (a)....................................         19,575         753,638
                                                                   --------------
                                                                        5,731,084
                                                                   --------------
HOUSING RELATED -- 0.6%
  Champion Enterprises, Inc. (a)..................         28,900         433,500
  Continental Homes Holding Corp..................          4,200          74,025
  Fedders Corp....................................         23,500         133,656
  Ryland Group, Inc...............................          9,325         131,716

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B46

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Skyline Corp....................................          6,100  $      150,213
  TJ International, Inc...........................         10,500         246,750
  U.S. Home Corp. (a).............................          7,000         185,938
                                                                   --------------
                                                                        1,355,798
                                                                   --------------
INSURANCE -- 4.3%
  Allied Group, Inc...............................         12,450         473,100
  American Bankers Insurance Group, Inc...........         12,500         790,625
  Arthur J. Gallagher and Co......................          9,900         373,725
  Capital Re Corp.................................          9,700         518,950
  CMAC Investment Corp............................         13,700         654,175
  Compdent Corp. (a)..............................          6,100         128,481
  Conseco, Inc....................................              1              31
  Enhance Financial Services Group, Inc...........         11,000         482,625
  Fidelity National Financial, Inc................          8,404         141,818
  First American Financial Corp...................          7,000         273,000
  Fremont General Corp............................         17,870         719,268
  Frontier Insurance Group, Inc...................          8,960         580,160
  Hilb, Rogal and Hamilton Co.....................          8,200         139,400
  Integon Corp....................................          9,600         240,000
  Life Re Corp....................................          8,225         383,491
  Mutual Risk Management, Ltd.....................         11,400         522,975
  Orion Capital Corp..............................          8,400         619,500
  Protective Life Corp............................         18,800         944,700
  Selective Insurance Group, Inc..................          8,900         431,094
  Trenwick Group, Inc.............................          7,350         275,625
  Washington National Corp........................          7,500         213,750
  Zenith National Insurance Corp..................         10,700         288,900
                                                                   --------------
                                                                        9,195,393
                                                                   --------------
LEISURE -- 2.3%
  Aztar Corp. (a).................................         27,400         193,513
  Bell Sports Corp. (a)...........................          8,400          68,250
  Carmike Cinemas, Inc. (Class 'A' Stock) (a).....          6,800         222,700
  Cineplex Odeon Corp. (a)........................        107,200         194,300
  GC Companies, Inc. (a)..........................          4,700         215,025
  Grand Casinos, Inc. (a).........................         25,450         375,388
  Hollywood Park, Inc. (a)........................          9,000         131,625
  Huffy Corp......................................          8,100         118,463
  K2, Inc. (a)....................................         10,100         320,044
  Marcus Corp.....................................         11,950         291,806
  Outboard Marine Corp............................         12,300         218,325
  Players International, Inc. (a).................         19,000          57,000
  Prime Hospitality Corp. (a).....................         24,200         477,950
  Regal Cinemas, Inc. (a).........................         20,025         660,825
  Showboat, Inc...................................          9,800         170,888
  Sturm Ruger & Company, Inc......................         16,400         321,850
  Thor Industries, Inc............................          9,400         233,825
  WHG Resorts & Casinos, Inc. (a).................          3,450          37,519
  Winnebago Industries, Inc.......................         15,000         107,813
  WMS Industries, Inc. (a)........................         14,700         368,419
                                                                   --------------
                                                                        4,785,528
                                                                   --------------
MACHINERY -- 2.0%
  Cognex Corp. (a)................................         24,800         657,200
  Global Industrial Technologies, Inc. (a)........         13,800         282,900
  Lindsay Manufacturing Co. (a)...................          5,375         176,031
  Manitowoc Company, Inc..........................          7,050         329,588
  Novellus Systems, Inc. (a)......................         10,100         873,650
  Paxar Corp......................................         16,962         320,158

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Regal Beloit Corp...............................         12,600  $      333,900
  Roper Industries, Inc...........................          9,200         477,250
  Royal Appliance Manufacturing Co. (a)...........         14,600         125,013
  SPX Corp........................................          7,120         461,465
  Toro Co.........................................          7,500         284,063
                                                                   --------------
                                                                        4,321,218
                                                                   --------------
MEDIA -- 0.7%
  Catalina Marketing Corp. (a)....................         12,000         577,500
  International Family Entertainment, Inc. (Class
    'B' Stock) (a)................................         27,300         938,438
  NTN Communications, Inc. (a)....................         13,700          60,794
                                                                   --------------
                                                                        1,576,732
                                                                   --------------
METALS-FERROUS -- 0.6%
  Acme Metals, Inc. (a)...........................          7,100         121,588
  Birmingham Steel Corp...........................         18,100         280,550
  Commercial Metals Co............................          9,200         296,700
  Material Sciences Corp. (a).....................          9,425         145,498
  Northwestern Steel and Wire Co. (a).............         14,900          40,975
  Quanex Corp.....................................          8,325         255,473
  Steel Technologies, Inc.........................          7,300          78,019
  WHX Corp. (a)...................................         14,800         112,850
                                                                   --------------
                                                                        1,331,653
                                                                   --------------
METALS-NON FERROUS -- 0.5%
  Amcast Industrial Corp..........................          5,300         132,500
  AMCOL International Corp........................         11,700         212,063
  Castle (A.M.) & Co..............................          8,500         187,531
  Commonwealth Industries, Inc....................          6,200         126,325
  Handy & Harman..................................          7,300         126,838
  Hecla Mining Co. (a)............................         32,100         172,538
  IMCO Recycling, Inc. (a)........................          7,600         143,450
                                                                   --------------
                                                                        1,101,245
                                                                   --------------
MINERAL RESOURCES -- 0.1%
  Dravo Corp......................................          9,000          97,875
  Kronos, Inc. (a)................................          4,600         126,500
                                                                   --------------
                                                                          224,375
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 5.1%
  Air & Water Technologies Corp. (Class 'A'
    Stock) (a)....................................         19,500          58,500
  Air Express International Corp..................         13,800         548,550
  Alliant Techsystems, Inc........................          8,000         440,000
  Apogee Enterprises, Inc.........................         16,700         359,050
  Aquarion Co.....................................          4,250         114,750
  Bassett Furniture Industries, Inc...............          8,000         226,500
  Butler Manufacturing Co.........................          4,700         155,688
  Clarcor, Inc....................................          9,800         242,550
  Consumers Water Co..............................          5,300          94,075
  Cross (A.T.) Co (Class 'A' Stock)...............         10,000         127,500
  Cyrk International, Inc. (a)....................          6,600          77,550
  Expeditors International of Washington, Inc.....         14,900         422,788
  Fibreboard Corp. (a)............................          5,200         286,000
  Figgie International, Inc. (Class 'A'
    Stock) (a)....................................         11,100         152,625
  Fisher Scientific International, Inc............         12,275         583,063
  Flow International Corp. (a)....................          8,900          86,775
  Gentex Corp. (a)................................         21,400         422,650
  Geon Co. (a)....................................         14,500         293,625
  Greenfield Industries, Inc......................         10,000         270,000
  Griffon Corp. (a)...............................         17,800         243,638

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B47

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Harmon Industries, Inc..........................          3,800  $       81,700
  Insteel Industries, Inc.........................          4,500          36,563
  Intermet Corp. (a)..............................         15,300         245,756
  Justin Industries, Inc..........................         14,300         182,325
  K-Swiss, Inc. (Class 'A' Stock).................          3,700          58,275
  Lydall, Inc. (a)................................         10,400         219,700
  Medusa Corp.....................................         10,300         395,263
  Mohawk Industries, Inc. (a).....................         21,000         477,750
  Mueller Industries, Inc. (a)....................         10,650         465,938
  O'Sullivan Corp.................................          9,600          80,400
  Paragon Trade Brands, Inc. (a)..................          7,400         126,263
  SPS Technologies, Inc. (a)......................          3,700         261,775
  Standex International Corp......................          8,100         243,000
  Texas Industries, Inc...........................         13,300         353,281
  The Rival Co....................................          5,900          87,025
  Timberland Co. (Class 'A' Stock) (a)............          6,900         448,500
  Tredegar Industries, Inc........................          7,550         419,025
  Valmont Industries, Inc.........................         16,600         315,400
  Walbro Corp.....................................          5,300         107,325
  Whittaker Corp. (a).............................          6,800          75,650
  Wolverine Tube, Inc. (a)........................          8,400         234,150
  Wolverine World Wide, Inc.......................         25,512         774,927
                                                                   --------------
                                                                       10,895,868
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.4%
  DeVRY, Inc. (a).................................         20,275         547,425
  Hughes Supply, Inc..............................          6,400         256,000
  Mail Boxes, Etc. (a)............................          6,900         192,338
  Philadelphia Suburban Corp......................         11,550         220,894
  Premark International, Inc......................         38,125       1,019,844
  Southern California Water Co....................          5,500         134,750
  Valassis Communications, Inc. (a)...............         25,700         616,800
                                                                   --------------
                                                                        2,988,051
                                                                   --------------
OIL & GAS -- 1.6%
  Benton Oil & Gas Co. (a)........................         16,500         247,500
  Cabot Oil & Gas Corp. (Class 'A' Stock).........         13,900         244,988
  Cascade Natural Gas Corp........................          6,622         108,435
  Cross Timbers Oil Co............................         16,350         314,738
  Mesa, Inc. (a)..................................         39,100         224,825
  Northwest Natural Gas Co........................         12,100         316,869
  Piedmont Natural Gas Company, Inc...............         18,100         464,944
  Snyder Oil Corp.................................         18,900         347,288
  Southwest Gas Corp..............................         16,200         321,975
  United Cities Gas Co............................          5,400         126,900
  Vintage Petroleum, Inc..........................         15,600         479,700
  Wiser Oil Co....................................          5,400          99,563
                                                                   --------------
                                                                        3,297,725
                                                                   --------------
OIL & GAS SERVICES -- 4.9%
  Atmos Energy Corp...............................          9,800         235,200
  Barrett Resources Corp. (a).....................         19,110         572,106
  Box Energy Corp. (Class 'B' Stock) (a)..........         12,700          92,075
  Camco International, Inc........................         22,860       1,251,585
  Connecticut Energy Corp.........................          5,500         133,375
  Daniel Industries...............................         10,400         160,550
  Devon Energy Corp...............................         19,500         716,625
  Energen Corp....................................          8,000         269,500
  HS Resources, Inc. (a)..........................         10,300         145,488
  Input/Output, Inc. (a)..........................         26,300         476,688
  KCS Energy, Inc.................................         17,800         362,675

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  KN Energy, Inc..................................         18,450  $      777,206
  New Jersey Resources Corp.......................         11,000         345,125
  Oceaneering International, Inc. (a).............         14,500         268,250
  Offshore Logistics, Inc. (a)....................         12,800         241,600
  Pennsylvania Enterprises, Inc...................          5,800         148,263
  Plains Resources, Inc. (a)......................         10,000         147,500
  Pogo Producing Co...............................         20,300         785,356
  Pool Energy Services Co. (a)....................         11,500         208,438
  Pride Petroleum Services, Inc. (a)..............         28,100         674,400
  Public Service Company of North Carolina,
    Inc...........................................         11,875         227,852
  Seitel, Inc. (a)................................          6,097         231,686
  Southwestern Energy Co..........................         15,000         195,000
  St. Mary Land & Exploration Co..................          6,600         231,825
  Tuboscope Vetco International, Inc. (a).........         26,800         532,650
  United Meridian Corp. (a).......................         21,000         630,000
  WICOR, Inc......................................         11,200         436,100
                                                                   --------------
                                                                       10,497,118
                                                                   --------------
PAPER AND RELATED PRODUCTS
  Schweitzer-Mauduit International, Inc...........          1,000          37,500
                                                                   --------------
PRECIOUS METALS -- 0.5%
  Coeur D'Alene Mines Corp........................         13,300         172,069
  Getchell Gold Co. (a)...........................         15,700         553,425
  Glamis Gold, Ltd................................         18,900         137,025
  Stillwater Mining Co. (a).......................         12,300         264,450
                                                                   --------------
                                                                        1,126,969
                                                                   --------------
RAILROADS -- 0.1%
  RailTex, Inc. (a)...............................          5,500          99,000
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Toll Brothers, Inc. (a).........................         20,700         380,363
                                                                   --------------
RESTAURANTS -- 2.0%
  Applebee's International, Inc...................         19,100         510,925
  Au Bon Pain, Inc. (Class 'A' Stock) (a).........          7,100          47,925
  Bertucci's, Inc. (a)............................          5,300          36,106
  Cheesecake Factory (a)..........................          6,700         140,700
  CKE Restaurants, Inc............................         20,250         640,406
  Foodmaker, Inc. (a).............................         23,700         388,088
  IHOP Corp. (a)..................................          5,800         179,800
  Landry's Seafood Restaurants, Inc. (a)..........         15,400         354,200
  Luby's Cafeterias, Inc..........................         14,200         283,113
  Ruby Tuesday Inc................................         10,100         226,619
  Ryan's Family Steak Houses, Inc. (a)............         29,100         249,169
  Shoney's, Inc. (a)..............................         29,500         175,156
  Showbiz Pizza Time, Inc. (a)....................         11,150         294,081
  Sonic Corp. (a).................................          8,250         181,500
  Taco Cabana (Class 'A' Stock) (a)...............            800           3,200
  TCBY Enterprises, Inc...........................         14,900          94,056
  Triarc Companies, Inc. (Class 'A' Stock) (a)....         18,200         370,825
                                                                   --------------
                                                                        4,175,869
                                                                   --------------
RETAIL -- 5.8%
  Arbor Drugs, Inc................................         23,825         479,478
  Arctic Cat, Inc.................................         17,800         184,675
  Bombay Company, Inc. (a)........................         23,100         115,500
  Books-A-Million, Inc. (a).......................         10,600          50,350
  Brown Group, Inc................................         10,950         204,628

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B48

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Carson Pirie Scott & Co. (a)....................          9,700  $      307,975
  Casey's General Stores, Inc.....................         16,000         344,500
  Cash America International, Inc.................         14,643         153,752
  Cato Corp. (Class 'A' Stock)....................         17,300          94,069
  CompUSA, Inc. (a)...............................         55,700       1,197,550
  Damark International, Inc. (a)..................          5,000          77,500
  Designs, Inc. (a)...............................          9,500          46,313
  Discount Auto Parts, Inc. (a)...................         10,100         196,950
  Dress Barn, Inc. (a)............................         13,800         269,100
  Eagle Hardware & Garden, Inc. (a)...............         17,600         402,600
  Fabri-Centers of America (Class 'A' Stock)......         10,900         297,025
  Filene's Basement Corp. (a).....................         12,600          83,475
  Galoob Toys, Inc. (a)...........................         11,000         207,625
  Gottschalks, Inc. (a)...........................          6,400          52,800
  Gymboree Corp. (a)..............................         15,400         369,600
  Hechinger Co. (Class 'A' Stock).................         25,700          54,613
  J. Baker, Inc...................................          8,500          66,938
  Jan Bell Marketing, Inc. (a)....................         15,800          38,513
  Jumbosports, Inc. (a)...........................         12,200          46,513
  Just For Feet, Inc. (a).........................         17,300         301,669
  Lechters, Inc. (a)..............................            900           3,938
  Levitz Furniture, Inc. (a)......................         18,300          26,306
  Lillian Vernon Corp.............................          5,800          97,875
  Michaels Stores, Inc. (a).......................         14,300         302,981
  MicroAge, Inc. (a)..............................          9,400         172,725
  O'Reilly Automotive, Inc. (a)...................          6,400         246,400
  Oshkosh B' Gosh, Inc. (Class 'A' Stock).........          7,500         163,125
  Payless Cashways, Inc. (a)......................         24,300          21,263
  Pier 1 Imports, Inc.............................         27,400         726,100
  Proffitt's, Inc. (a)............................         16,800         737,100
  RDM Sports Group, Inc. (a)......................         29,200          32,850
  Regis Corp......................................         13,900         328,388
  Ross Stores, Inc................................         30,400         993,700
  Russ Berrie & Company, Inc......................         13,300         291,769
  Shopko Stores, Inc..............................         19,700         502,350
  Sports Authority, Inc...........................         19,150         372,228
  Stein Mart, Inc. (a)............................         13,900         417,000
  Strawbridge & Clothier (Class 'A' Stock)........          3,700          60,125
  Swiss Army Brand (a)............................          4,200          50,925
  Whole Foods Market, Inc. (a)....................         11,700         387,563
  Williams-Sonoma, Inc. (a).......................         15,700         671,175
                                                                   --------------
                                                                       12,249,597
                                                                   --------------
TELECOMMUNICATIONS -- 2.4%
  ACC Corp. (a)...................................         10,300         318,013
  Allen Telecom, Inc. (a).........................         16,300         338,225
  Aspect Telecommunications Corp. (a).............         29,600         658,600
  Boston Technology, Inc. (a).....................         15,400         455,263
  BroadBand Technologies, Inc. (a)................          8,100          65,813
  California Microwave, Inc. (a)..................          9,900         138,600
  Centigram Communications Corp. (a)..............          4,300          55,631
  CommNet Cellular, Inc. (a)......................          8,400         291,900
  Dialogic Corp. (a)..............................          9,600         255,600
  Digi International, Inc. (a)....................          8,100          82,013
  Digital Microwave Corp. (a).....................         11,200         336,000
  Geotek Communications, Inc......................         36,300         197,381
  InterVoice, Inc. (a)............................          9,900          90,956
  Network Equipment Technologies, Inc. (a)........         12,700         228,600

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Symmetricom, Inc. (a)...........................          9,600  $      138,000
  TCSI Corp. (a)..................................         12,900          67,725
  Tel-Save Holdings, Inc. (a).....................         39,400         600,850
  Vitesse Semicondutor Corp. (a)..................         21,450         701,147
                                                                   --------------
                                                                        5,020,317
                                                                   --------------
TEXTILES -- 1.9%
  Angelica Corp...................................          5,600          98,000
  Ashworth, Inc. (a)..............................          7,400          74,463
  Authentic Fitness Corp..........................         13,600         171,700
  Cone Mills Corp. (a)............................         16,400         131,200
  Delta Woodside Industries, Inc..................         14,900         100,575
  Dixie Group, Inc. (a)...........................          6,100          62,525
  Fieldcrest Cannon, Inc. (a).....................          5,500         104,500
  G & K Services, Inc. (Class 'A' Stock)..........         12,400         461,900
  Galey & Lord, Inc. (a)..........................          7,100         133,125
  Guilford Mills, Inc.............................         13,237         275,495
  Haggar Corp.....................................          4,200          53,550
  Hartmarx Corp. (a)..............................         20,200         166,650
  Johnston Industries, Inc........................          6,300          40,163
  Kellwood Co.....................................         12,875         357,281
  Nautica Enterprises, Inc. (a)...................         24,400         645,075
  Oxford Industries, Inc..........................          5,300         150,388
  Phillips-Van Heusen Corp........................         16,500         247,500
  Pillowtex Corp. (a).............................          5,900         129,431
  St. John Knits, Inc.............................         10,150         548,100
  Tultex Corp. (a)................................         17,900         109,638
                                                                   --------------
                                                                        4,061,259
                                                                   --------------
TOBACCO -- 0.3%
  Dimon, Inc......................................         25,775         683,038
                                                                   --------------
TRUCKING/SHIPPING -- 1.8%
  American Freightways, Inc.......................         19,000         296,875
  Arkansas Best Corp..............................         11,900         108,588
  Fritz Companies Inc. (a)........................         21,400         207,313
  Frozen Food Express Industries, Inc.............         10,100          87,113
  Heartland Express, Inc. (a).....................         14,949         351,302
  Kirby Corp. (a).................................         15,100         275,575
  Landstar Systems, Inc. (a)......................          7,800         219,375
  M.S. Carriers, Inc. (a).........................          7,300         183,413
  Pittston Burling................................         12,675         356,484
  Rollins Truck Leasing Corp......................         25,800         383,775
  US freightways Co...............................         15,400         398,475
  Werner Enterprises, Inc.........................         23,150         448,531
  Yellow Corp. (b)................................         17,300         387,088
                                                                   --------------
                                                                        3,703,907
                                                                   --------------
UTILITY - ELECTRIC -- 1.6%
  Bangor Hydro-Electric Co........................          4,475          25,731
  Central Hudson Gas & Electric Corp..............         10,700         368,481
  Central Vermont Public Service Corp.............          7,000          77,438
  Cilcorp Inc.....................................          8,300         341,856
  Commonwealth Energy System......................         13,075         312,983
  Eastern Utilities Associates....................         12,400         226,300
  Green Mountain Power Corp.......................          3,000          71,063
  Interstate Power Co.............................          6,000         171,750
  Orange & Rockland Utilities, Inc................          8,300         279,088
  Sierra Pacific Resources........................         18,800         601,600
  TNP Enterprises, Inc............................          7,800         180,863

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B49

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  United Illuminating Co..........................          8,625  $      266,297
  United Water Resources, Inc.....................         20,800         403,000
                                                                   --------------
                                                                        3,326,450
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $164,174,787)............................................     194,538,344
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 8.5%                          (000)
                                                    -------------
REPURCHASE AGREEMENT -- 8.2%
  Joint Repurchase Agreement Account,
    5.88%, 07/01/97 (Note 5)......................  $      17,347      17,347,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.3%
  United States Treasury Bill,
    4.935%, 09/18/97 (b)..........................            600         593,280
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $17,940,502).............................................      17,940,280
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $182,115,289; Note 6)....................................     212,478,624
                                                                   --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C)...................
                                                                          (67,425)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)............
                                                                         (108,535)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  212,302,664
                                                                   --------------
                                                                   --------------

(a)  Non-income producing security

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of June 30, 1997 are as follows:

                                                        VALUE AT
  NUMBER OF                    EXPIRATION  VALUE AT     JUNE 30,    UNREALIZED
  CONTRACTS         TYPE         DATE     TRADE DATE      1997      APPRECIATION
    Long
 Positions:
               MIDCAP 400
     114       Index            Jun 97    $16,317,400 $16,507,200    $189,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B50

                                GLOBAL PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.3%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
ARGENTINA -- 0.8%
  Banco Frances Del Rio De La Plata (Banks and
    Savings & Loans)..............................        485,395  $    5,257,590
                                                                   --------------
AUSTRALIA -- 3.5%
  Brambles Industries, Ltd. (Miscellaneous - Basic
    Industry).....................................        585,900      11,578,801
  Broken Hill Proprietary Co., Ltd. (Metals -
    Diversified)..................................        500,731       7,361,195
  Publishing and Broadcasting, Ltd. (Media).......        224,600       1,293,071
  Woolworth Ltd. (Retail).........................      1,005,600       3,300,673
                                                                   --------------
                                                                       23,533,740
                                                                   --------------
BRAZIL -- 0.8%
  Basil De Distrub., ADR (Retail) (a)(b)..........        235,000       5,346,250
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 4.5%
  Hoechst, AG (Chemicals) (a).....................         96,000       4,072,294
  Linde, AG (Machinery) (a).......................         12,040       9,216,399
  SAP, AG (Computer Services) (a).................         43,300       8,689,794
  Volkswagen, AG (Autos -- Cars & Trucks).........         11,100       8,509,576
                                                                   --------------
                                                                       30,488,063
                                                                   --------------
FINLAND -- 1.9%
  Nokia Corp. (Class 'A' Stock)
    (Telecommunications)..........................        168,900      12,756,638
                                                                   --------------
FRANCE -- 7.2%
  Carrefour Supermarche, SA (Retail)..............         19,300      14,015,943
  Imetal (Steel)..................................         27,136       3,596,863
  Legrand, SA (Electrical Equipment)..............         40,500       7,132,405
  SGS Thomson Microelectronics, N.V.,
    (Electronics) (a).............................        114,240       9,133,494
  Total SA (Class 'B' Stock) (Petroleum)..........         66,100       6,680,801
  Valeo, SA (Autos - Cars & Trucks)...............        137,785       8,557,274
                                                                   --------------
                                                                       49,116,780
                                                                   --------------
HONG KONG -- 3.9%
  CDL Hotels International, Ltd. (Real Estate
    Development)..................................      7,294,145       2,965,674
  Guoco Group, Ltd. (Financial Services)..........      1,944,000      10,237,522
  Hutchison Whampoa, Ltd. (Miscellaneous - Basic
    Industry).....................................        786,000       6,822,652
  New World Development Co., Ltd. (Real Estate
    Development)..................................      1,123,000       6,740,174
                                                                   --------------
                                                                       26,766,022
                                                                   --------------
ITALY -- 4.0%
  Credito Italiano (Financial Services) (a).......      3,150,000       5,768,094
  Gucci Group, ADR (Textiles).....................        124,700       8,027,562
  Telecom Italia Mobile SpA
    (Telecommunications)..........................      4,060,000      13,147,711
                                                                   --------------
                                                                       26,943,367
                                                                   --------------
JAPAN -- 18.5%
  Aoki International, Co., Ltd. (Retail) (a)......        419,000       7,463,849
  Aoyama Trading, Co., Ltd. (Retail)..............        254,000       8,162,068
  Daibiru Corp. (Real Estate Development).........      1,070,000      12,893,818
  Daito Trust Construction Co. (Construction).....        661,000       7,792,089
  Daiwa Securities Co., Ltd. (Financial
    Services) (a).................................        836,000       6,599,232
  Makita Corp. (Machinery)........................        426,000       6,249,389

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
  Mikuni Coca Cola Bottling (Containers &
    Packaging)....................................        254,000  $    3,770,520
  Mitsui Fudosan (Real Estate Development)........        449,000       6,194,726
  Mycal Corp. (Retail) (a)........................        265,000       3,818,110
  Namco, Ltd. (Leisure)...........................        154,500       5,963,063
  Nichiei Co., Ltd. (Financial Services)..........         84,400       9,801,956
  Nippon Shokubai Co. (Chemicals).................        539,000       4,283,007
  Nomura Securities Co., Ltd. (Financial
    Services) (a).................................        513,000       7,077,716
  Seino Transportation (Trucking/ Shipping).......        325,000       3,519,036
  Sekisui Housing, Ltd. (Real Estate) (a).........        682,000       6,908,138
  Senshukai (Retail)..............................        411,000       4,199,005
  Shiseido Co., Ltd. (Cosmetics & Soaps)..........        504,000       8,317,848
  Sumitomo Marine & Fire Insurance (Insurance)....        553,000       4,539,120
  Tokio Marine & Fire Insurance (Insurance).......        320,000       4,191,408
  Yodogawa Steel Works (Steel)....................        553,000       3,380,196
                                                                   --------------
                                                                      125,124,294
                                                                   --------------
MEXICO -- 3.7%
  Apasco, SA de CV (Steel)........................        706,100       5,073,453
  Cifra, SA de CV (Class 'B' Stock)
    (Retail) (a)..................................      4,291,507       7,999,266
  Fomento Economico Mexicano, SA de CV (Class 'B'
    Stock) (Food & Beverages) (a).................      1,314,100       7,835,236
  Kimberly Clark (Series A) (Paper Products)......      1,097,500       4,427,077
                                                                   --------------
                                                                       25,335,032
                                                                   --------------
NETHERLANDS -- 2.9%
  Heineken, N.V. (Food & Beverages)...............         22,725       3,877,834
  Nutricia Verenigde Bedrijven (Healthcare).......         40,000       6,316,292
  Royal Dutch Petroleum (Petroleum) (a)...........        177,200       9,215,734
                                                                   --------------
                                                                       19,409,860
                                                                   --------------
NEW ZEALAND -- 0.1%
  Fletcher Challenge Forestry Division (Forest
    Products).....................................        293,204         427,016
                                                                   --------------
THE PHILIPPINES -- 1.3%
  Philippine Long Distance Telephone, ADR
    (Telecommunications)..........................        131,600       8,455,300
                                                                   --------------
SINGAPORE -- 2.2%
  Overseas Chinese Banking Corp., Ltd. (Banks and
    Savings & Loans) (a)..........................        594,400       6,153,123
  Overseas Union Bank, Ltd. (Banks and Savings &
    Loans) (a)....................................      1,010,800       6,292,313
  Sembawang Maritime, Ltd. (Trucking/Shipping)....        883,500       2,768,469
                                                                   --------------
                                                                       15,213,905
                                                                   --------------
SPAIN -- 3.0%
  Banco Central Hispanoamericano, ADR (Banks &
    Financial Services)...........................        225,806       8,260,344
  Centros Commerciales Pryca, SA (Retail).........        207,362       4,489,456
  Telefonica De Espana (Telecommunications).......        271,700       7,855,487
                                                                   --------------
                                                                       20,605,287
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B51

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS(CONTINUED)                               SHARES         (NOTE 2)
                                                    -------------  --------------
SWEDEN -- 6.3%
  Allgon Corp. (Miscellaneous - Basic Industry)...        344,400  $    5,465,026
  Astra AB (Series 'B' Free) (Drugs and Hospital
    Supplies).....................................        462,213       8,172,743
  Hennes & Mauritz (Series 'B' Free) (Retail).....        460,900      16,239,349
  Mo Och Domsjo, AB (Series'B' Free) (Forest
    Products).....................................        168,100       5,530,883
  Skandinaviska Enskilda Bank (Series A) (Banks
    and Savings & Loans)..........................        701,700       7,589,811
                                                                   --------------
                                                                       42,997,812
                                                                   --------------
UNITED KINGDOM -- 12.1%
  Bank Of Ireland (Banks and Savings & Loans).....      1,052,500      11,560,713
  Barclays, PLC (Banks and Savings & Loans).......        336,400       6,673,456
  British Sky Broadcasting Group, PLC (Media).....      1,058,100       7,748,149
  Dixons Group, PLC (Retail)......................        844,000       6,559,608
  Guest Kean & Nettlefolds, PLC (Autos - Cars &
    Trucks) (a)(b)................................        479,040       8,247,472
  Hays, PLC (Commercial Services).................        556,600       5,280,033
  Reed International PLC (Miscellaneous - Basic
    Industry).....................................        638,400       6,162,252
  Siebe, PLC (Machinery)..........................        459,240       7,780,474
  Standard Chartered, PLC (Banks and Savings &
    Loans)........................................        621,300       9,471,426
  Vodafone Group, PLC (Telecommunications)........      2,564,400      12,504,662
                                                                   --------------
                                                                       81,988,245
                                                                   --------------
UNITED STATES -- 21.6%
  Adaptec, Inc. (Computer Services) (b)...........        189,000       6,567,750
  Baker Hughes, Inc. (Oil Services)...............        175,500       6,789,656
  Circus Circus Enterprises, Inc. (Leisure).......        309,300       7,616,512
  Cisco Systems, Inc. (Computer Services) (a).....        165,800      11,129,325
  Electronic Arts, Inc. (Computer Services).......        207,400       6,973,825
  Mattel Inc. (Toys)..............................        359,258      12,169,865
  Mcafee Associates Inc (Software) (a)............        111,300       7,025,812
  Microsoft Corp. (Computer Services) (a).........        118,500      14,975,438
  Mirage Resorts, Inc. (Leisure) (a)..............        226,500       5,719,125
  Mobil Corp. (Oil & Gas).........................        174,000      12,158,250
  Motorola, Inc. (Electronics)....................         72,200       5,487,200
  Oracle Corp. (Computer Services) (a)............        270,600      13,631,475
  Texas Instruments, Inc. (Electronics)...........         75,600       6,355,125
  Tiffany & Co. (Retail)..........................        141,900       6,554,006
  Time Warner, Inc. (Media).......................        185,700       8,960,025
  Transocean Offshore, Inc. (Petroleum
    Services).....................................         85,500       6,209,438
  Walt Disney Co. (Leisure).......................         99,000       7,944,750
                                                                   --------------
                                                                      146,267,577
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $502,457,643)............................................     666,032,778
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
WARRANTS                                                UNITS         (NOTE 2)
                                                    -------------  --------------
MALAYSIA
  Renong Berhad, Expire 11/21/00, (Miscellaneous -
    Basic Industry)...............................        185,625  $       97,813
                                                                   --------------
    (cost $49,861)
TOTAL LONG-TERM INVESTMENTS
  (cost $502,507,504)............................................     666,130,591
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENTS -- 0.7%                          (000)
                                                    -------------
COMMERCIAL PAPER -- 0.6%
UNITED STATES
  Federal Farm Credit
    5.44%, 07/01/97...............................  $       4,064       4,063,325
                                                                   --------------
    (cost $4,063,325)

PURCHASED CALL OPTIONS -- 0.1%                        CONTRACTS
                                                    -------------
JAPAN
  Tokyo Option Index, Expiring 11/21/97 @ 1,480...            941         871,323
                                                                   --------------
    (cost $600,165; Note 2)
TOTAL SHORT-TERM INVESTMENTS
  (cost $4,663,490)..............................................       4,934,648
                                                                   --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $507,170,994 ; Note 6)...................................     671,065,239
                                                                   --------------
FORWARD CURRENCY CONTRACTS -- AMOUNT
RECEIVABLE FROM COUNTERPARTIES -- 0.2% (C).......................       1,203,237
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%....................       5,357,033
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  677,625,509
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
        AB  Akiteboing (Swedish Stock Company)
    ADR     American Depository Receipt
        AG  Aktiengesellschaft (German Stock Company)
    N.V.    Naamloze Vennootschap (Dutch Corporation)
    PLC     Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b) Indicates a restricted security; the aggregate cost of the restricted securities is $9,139,669. The aggregate value, $13,593,722, is approximately 2% of net assets. (See Note 2)

(c)  Outstanding forward currency contracts at June 30, 1997 were as follows:

FOREIGN            VALUE AT
CURRENCY          SETTLEMENT     CURRENT
CONTRACTS            DATE         VALUE     APPRECIATION
Purchase:
Japanese Yen,
expiring
07/17/97         $14,900,000    $15,676,273  $776,273
Sale:
Japanese Yen,
expiring
07/17/97         $87,496,764    $87,069,800  $426,964

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B52

                          NATURAL RESOURCES PORTFOLIO

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 98.9%
                                                                       VALUE
COMMON STOCKS -- 94.0%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
ALUMINUM -- 3.9%
  Aluminum Company of America.....................        182,100  $   13,725,787
  Comalco Ltd., ADR (Australia)...................        134,900       3,612,878
                                                                   --------------
                                                                       17,338,665
                                                                   --------------
CHEMICALS
  Agrium, Inc.....................................            503           5,755
                                                                   --------------
EXPLORATION & PRODUCTION -- 6.5%
  Abacan Resource Corp. (a).......................        676,500       2,156,344
  Arakis Energy Corp..............................      1,010,000       3,819,062
  Atna Resources Ltd. (a).........................        200,000         506,934
  Brigham Exploration Company.....................        123,000       1,030,125
  Fx Energy, Inc..................................        197,800       1,607,125
  Harcor Energy, Inc..............................        428,500       2,571,000
  Newfield Exploration Co. (a)....................        473,900       9,478,000
  PetroCorp, Inc. (a).............................        206,600       1,807,750
  Tom Brown, Inc. (a).............................        291,000       6,183,750
                                                                   --------------
                                                                       29,160,090
                                                                   --------------
FOREST PRODUCTS -- 13.8%
  Champion International Corp.,...................        355,100      19,619,275
  Fletcher Challenge Ltd., ADR (New Zealand)......        418,300       6,039,206
  Louisiana-Pacific Corp..........................        324,700       6,859,287
  Macmillan Bloedel Ltd...........................        932,000      12,790,238
  Pacific Forest Products Ltd. (a)................        485,000       8,868,632
  Rayonier, Inc...................................        182,600       7,680,612
                                                                   --------------
                                                                       61,857,250
                                                                   --------------
METALS-NON FERROUS -- 11.0%
  Cameco Corp.....................................        241,300       9,043,179
  Freeport-McMoRan Copper & Gold, Inc. (Class 'A'
    Stock)........................................        242,800       7,101,900
  Potash Corp. of Saskatchewan, Inc. (Canada).....        145,900      10,951,619
  Reynolds Metals Co..............................        100,000       7,125,000
  Rio Tinto Ltd., ADR (Australia) (a).............         70,627       4,809,699
  Westaim Corp....................................        219,390         857,954
  Westmin Resources Ltd...........................      1,082,000       5,171,597
  WMC Ltd., ADR (South Africa) (a)................        172,800       4,428,000
                                                                   --------------
                                                                       49,488,948
                                                                   --------------
OIL & GAS -- 19.8%
  3-D Geophysical Inc. (a)........................        232,800       1,193,100
  Alberta Energy Co., Ltd.........................        271,600       6,826,861
  Barrington Petroleum Ltd., (Canada) (a).........        604,700       2,408,553
  Beau Canada Exploration Ltd. (Class 'A' Stock)
    (Canada) (a)..................................        980,000       2,201,441
  Blue Range Resource Corp., (Canada).............        636,000       3,961,038
  Crestar Energy, Inc., (Canada) (a)..............        570,000      10,361,008
  Cross Timbers Oil Co............................        320,400       6,167,700
  Elan Energy, Inc., (Canada).....................      1,083,500       7,807,383
  HCO Energy Ltd., (Canada).......................        899,592       1,368,100
  Mesa, Inc. (a)..................................      1,333,700       7,668,775
  Noble Affiliates, Inc...........................        309,300      11,966,044
  Northstar Energy Corp., (Canada) (a)............        648,300       5,516,547
  Rigel Energy Corp., (Canada) (a)................        309,000       3,302,438
  Rio Alto Exploration Ltd., (Canada) (a).........        332,900       2,784,513
  Western Gas Resources, Inc......................        782,900      15,266,550
                                                                   --------------
                                                                       88,800,051
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
OIL & GAS SERVICES -- 9.3%
  Bouyges Offshore SA, ADR (France) (a)...........        224,100  $    2,801,250
  Coflexip, ADR (France)..........................        280,799       8,459,070
  J. Ray McDermott, SA (Country)..................        254,200       6,863,400
  NGC Corp........................................        533,545       8,236,601
  Parker & Parsley Petroleum Co...................        133,700       4,729,638
  Tejas Gas Corp. (a).............................              1              39
  Weatherford Enterra, Inc. (a)...................        274,874      10,582,649
                                                                   --------------
                                                                       41,672,647
                                                                   --------------
OIL SERVICES -- 4.6%
  Dailey Petroleum Services Corp. (a).............         79,100         533,925
  Dawson Production Services, Inc. (a)............        273,700       3,831,800
  Precision Drilling Corp.........................         78,700       3,807,113
  Stolt Comex Seaway, SA (Country) (a)............        341,800       8,673,175
  Tesco Corp. (a).................................        285,000       3,715,103
                                                                   --------------
                                                                       20,561,116
                                                                   --------------
GOLD -- 16.3%
  Agnico-Eagle Mines Ltd..........................        450,600       4,337,025
  Ashanti Goldfields Co., Ltd.....................        199,800       2,335,163
  Barrick Gold Corp...............................        320,053       7,041,166
  Battle Mountain Gold Corp.......................        154,200         877,013
  Bema Gold Corp..................................        679,000       4,074,000
  Cambior, Inc....................................        710,500       8,008,603
  Coeur D'Alene Mines Corp........................         87,825       1,136,236
  Durban Roodeport Deep, ADR (South Africa).......        150,000         609,375
  Getchell Gold Co. (a)...........................        174,211       6,140,938
  Golden Star Resources...........................        328,000       2,665,000
  Greenstone Resources Ltd........................        252,200       2,209,958
  Harmony Gold Mining, ADR (South Africa).........        468,000       2,164,500
  International Pursuit Corp......................        343,100         566,512
  Kloof Gold Mining Co., Ltd., ADR (South
    Africa).......................................        257,900       1,531,281
  Meridian Gold, Inc..............................        714,900       3,222,836
  Newmont Mining Corp.............................        301,307      11,750,973
  Placer Dome, Inc................................        184,000       3,013,000
  Rea Gold Corp. (a)..............................      1,467,000         839,287
  Samax Gold, Inc.................................        336,900       1,402,886
  TVX Gold, Inc. (a)..............................        552,900       2,937,281
  Vaal Reefs Exploration & Mining Co., Ltd., ADR
    (South Africa)................................        350,000       1,684,375
  Western Areas Gold Mining Co., Ltd., ADR (South
    Africa) (a)...................................        194,000       1,321,625
  Western Deep Levels Ltd., ADR (South Africa)....        147,000       3,509,625
                                                                   --------------
                                                                       73,378,658
                                                                   --------------
PLATINUM -- 8.8%
  Impala Platinum Holdings Ltd....................        807,600       8,984,550
  Rustenburg Platinum Holdings Ltd................        731,369      13,438,905
  Stillwater Mining Co. (a).......................        799,600      17,191,400
                                                                   --------------
                                                                       39,614,855
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $366,333,316)............................................     421,878,035
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B53

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
PREFERRED STOCKS -- 4.1%                               SHARES         (NOTE 2)
                                                    -------------  --------------
NON-FERROUS METALS -- 0.3%
  Freeport - McMoRan Copper & Gold, Inc...........         55,300  $    1,009,225
                                                                   --------------
GOLD -- 1.4%
  Amax Gold, Inc. (Conv.), Series B...............         47,300       2,518,725
  Hecla Mining Co. (Cum. Conv.), Series B.........         82,400       3,847,050
                                                                   --------------
                                                                        6,365,775
                                                                   --------------
OIL & GAS -- 2.4%
  Mesa, Inc.......................................      1,620,825      10,839,267
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $12,290,873).............................................      18,214,267
                                                                   --------------
                                                      PRINCIPAL
CONVERTIBLE                                            AMOUNT
BOND -- 0.8%                                            (000)
                                                    -------------
GOLD
  Coeur d'Alene Mines Corp.
    6.375%, 1/31/04...............................  $       3,979       3,660,680
                                                                   --------------
    (cost $3,827,116)

TOTAL LONG-TERM INVESTMENTS
  (cost $382,451,305)............................................     443,752,987
                                                                   --------------

SHORT-TERM INVESTMENT -- 0.9%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account,
    5.88%, 7/1/97.................................          4,128       4,128,000
                                                                   --------------
    (cost $4,128,000)
TOTAL INVESTMENTS -- 99.8%
  (cost $386,579,305 ; Note 6)...................................     447,880,987
                                                                   --------------
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%....................
                                                                          781,645
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  448,662,632
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B54

                      NOTES TO THE FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                  (UNAUDITED)

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ("Series Fund"), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ("Portfolio" or "Portfolios"), each with a separate series of capital stock: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Zero Coupon Bond 2000 Portfolio, Zero Coupon Bond 2005 Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio, Small Capitalization Stock Portfolio, Global Portfolio and Natural Resources Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ("The Prudential"), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the "Companies") to fund benefits under certain variable life insurance and variable annuity contracts ("contracts") issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market

                                       C1
prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payment, known as "variation margin", are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

                                       C2

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their costs. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective portfolios on the basis of relative net assets.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income, if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the six months ended June 30, 1997, the application of this statement increased (decreased) net unrealized appreciation on investments (APP), paid-in capital in excess of par
(PC), undistributed net investment income ("UNI") and accumulated net realized gains (losses) on investments ("GL") by the following amounts:

                                             APP            PC           UNI           G/L
                                         ------------  ------------  ------------  -----------
High Yield Bond Portfolio..............  $   (227,243)           --  $    337,328  $  (110,085)
Equity Portfolio.......................            --            --        81,727      (82,787)
Global Portfolio.......................            --      (903,000)      869,655       33,345
Natural Resources Portfolio............            --            --        (1,916)       1,916

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ("PIC"), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Capital Corp. ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison

                                       C3
for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Portfolio.................             0.40%
Diversified Bond Portfolio.............             0.40
Government Income Portfolio............             0.40
Zero Coupon Bond 2000 Portfolio........             0.40
Zero Coupon Bond 2005 Portfolio........             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Small Capitalization Stock Portfolio...             0.40
Global Portfolio.......................             0.75
Natural Resources Portfolio............             0.45

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the six months ended June 30, 1997.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $507,278 in brokerage commissions from transactions executed on behalf of the Series Fund as follows:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........   $  81,663
Flexible Managed Portfolio.............     142,020
Equity Income Portfolio................     115,394
Equity Portfolio.......................     131,211
Global Portfolio.......................       3,953
Natural Resources Portfolio............         132
                                         -----------
                                          $ 507,278

As of June 30, 1997, The Prudential had investments of $16,801,047 in the Prudential Jennison Portfolio and $16,021,702 in the Small Capitalization Stock Portfolio.

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest

                                       C4
in the joint repurchase agreement account represented $695,194,000 as of June 30, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                           Principal    Percentage
                                            Amount       Interest
                                         -------------  ----------
Diversified Bond Portfolio.............  $   7,491,000      1.08%
Government Income Portfolio............      8,841,000      1.27
Zero Coupon Bond 2000 Portfolio........      1,018,000      0.15
Conservative Balanced Portfolio........     40,325,000      5.80
Flexible Managed Portfolio.............     74,666,000     10.74
High Yield Bond Portfolio..............     23,460,000      3.37
Stock Index Portfolio..................     84,707,000     12.19
Equity Income Portfolio................     50,423,000      7.25
Equity Portfolio.......................    371,391,000      1.64
Prudential Jennison Portfolio..........     11,397,000      2.50
Small Capitalization Stock Portfolio...     17,347,000     53.42
Natural Resources Portfolio............      4,128,000       .59
                                         -------------  ----------
                                         $ 695,194,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Chase Securities, Inc., 5.80%, in the principal amount of $230,000,000, repurchase price $230,037,056, due 7/1/97. The value of the collateral including accrued interest was $234,039,088.

J. P. Morgan Securities, Inc., 5.95%, in the principal amount of $230,000,000, repurchase price $230,038,014, due 7/1/97. The value of the collateral including accrued interest was $236,789,590.

SBC Warburg, Ltd., 5.85%, in the principal amount of $5,194,000, repurchase price $5,194,844, due 7/1/97. The value of the collateral including accrued interest was $5,308,986.

UBS Securities Corp., 5.90%, in the principal amount of $230,000,000, repurchase price $230,037,694, due 7/1/97. The value of the collateral including accrued interest was $234,671,875.

The weighted average interest rate of these repurchase agreements was 5.88%.

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchase and the proceeds from the sales of securities (excluding short-term issues) for the six months ended June 30, 1997 were as follows:

Cost of Purchases:

                                                                         ZERO          ZERO
                                         DIVERSIFIED    GOVERNMENT      COUPON        COUPON     CONSERVATIVE    FLEXIBLE
                                             BOND         INCOME         2000          2005        BALANCED      MANAGED
                                         ------------  ------------  ------------  ------------  ------------  ------------
Debt Securities........................  $964,547,717  $159,249,804       0        $ 11,044,231  $6,547,909,550 $4,370,837,860
Equity Securities......................       0             0             0             0        $1,633,768,724 $1,566,032,657

                                             HIGH
                                            YIELD
                                             BOND
                                         ------------
Debt Securities........................  $244,098,573
Equity Securities......................  $ 16,471,900

                                                                                                    SMALL
                                            STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION
                                            INDEX         INCOME        EQUITY       JENNISON       STOCK         GLOBAL
                                         ------------  ------------  ------------  ------------  ------------  ------------
Debt Securities........................       0             0             0             0             0        $  3,332,500
Equity Securities......................  $187,746,264  $236,876,578  $242,397,488  $145,713,888  $ 54,561,673  $211,915,651


                                           NATURAL
                                          RESOURCES
                                         ------------
Debt Securities........................  $          0
Equity Securities......................  $ 80,408,148

                                       C5

Proceeds from Sales:

                                                                         ZERO          ZERO
                                         DIVERSIFIED    GOVERNMENT      COUPON        COUPON     CONSERVATIVE    FLEXIBLE
                                             BOND         INCOME         2000          2005        BALANCED      MANAGED
                                         ------------  ------------  ------------  ------------  ------------  ------------
Debt Securities........................  $965,614,445  $202,059,069  $ 13,124,879  $  4,782,015  $6,250,287,364 $4,156,009,378
Equity Securities......................       0             0             0             0        $1,955,092,923 $1,599,802,199

                                             HIGH
                                            YIELD
                                             BOND
                                         ------------
Debt Securities........................  $195,605,394
Equity Securities......................  $  6,957,399

                                                                                                    SMALL
                                            STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION
                                            INDEX         INCOME        EQUITY       JENNISON       STOCK         GLOBAL
                                         ------------  ------------  ------------  ------------  ------------  ------------
Debt Securities........................       0        $  1,300,898       0             0             0        $  3,334,000
Equity Securities......................  $  7,435,517  $201,483,922  $357,163,217  $ 80,769,502  $ 13,826,286  $159,846,263


                                           NATURAL
                                          RESOURCES
                                         ------------
Debt Securities........................       0
Equity Securities......................  $ 58,204,782

The federal income tax basis and unrealized appreciation/depreciation of the Fund's investments as of June 30, 1997 were as follows:

                                                                         ZERO          ZERO
                                         DIVERSIFIED    GOVERNMENT      COUPON        COUPON     CONSERVATIVE    FLEXIBLE
                                             BOND         INCOME         2000          2005        BALANCED      MANAGED
                                         ------------  ------------  ------------  ------------  ------------  ------------
Gross Unrealized Appreciation..........  $ 14,879,194  $  4,933,268  $  1,000.343  $  1,852,990  $184,952,186  $421,745,655
Gross Unrealized Depreciation..........     3,455,447     4,756,079            --       109,299    35,438,318    39,569,961
Total Net Unrealized...................    11,423,747       177,189     1,000,343     1,743,691   149,513,868   382,175,694
Tax Basis..............................   725,851,274   422,392,473    32,206,973    31,279,274  4,508,986,738 4,911,604,141

                                             HIGH
                                            YIELD
                                             BOND
                                         ------------
Gross Unrealized Appreciation..........  $ 20,323,257
Gross Unrealized Depreciation..........     4,174,767
Total Net Unrealized...................    16,148,490
Tax Basis..............................   467,809,560

                                                                                                    SMALL
                                            STOCK         EQUITY                    PRUDENTIAL   CAPITALIZATION
                                            INDEX         INCOME        EQUITY       JENNISON       STOCK         GLOBAL
                                         ------------  ------------  ------------  ------------  ------------  ------------
Gross Unrealized Appreciation..........  $858,497,827  $443,841,941  $1,525,443,014 $ 68,348,804 $ 39,789,944  $166,808,443
Gross Unrealized Depreciation..........    13,503,432    13,471,256    69,173,483     5,609,074     9,435,401     2,914,198
Total Net Unrealized...................   844,994,395   430,370,685  1,456,269,531   62,739,730    30,354,543   163,894,245
Tax Basis..............................  1,268,750,226 1,187,577,407 4,019,334,597  259,585,412   182,124,081   507,170,994


                                           NATURAL
                                          RESOURCES
                                         ------------
Gross Unrealized Appreciation..........  $ 37,932,294
Gross Unrealized Depreciation..........    23,369,388
Total Net Unrealized...................    14,562,906
Tax Basis..............................   422,392,473

For federal income tax purposes, the following Portfolios had post-October losses deferred and capital loss carryforwards as of December 31, 1996. Accordingly no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                                           CAPITAL LOSSES
                                           POST OCTOBER    CARRYFORWARDS
                                         LOSSES DEFERRED     AVAILABLE      EXPIRATION DATE
                                         ----------------  --------------   ----------------
Government Income Portfolio............               --    $ 7,917,291         12/31/2003
High Yield Bond Portfolio..............  $     2,303,758        972,998         12/31/1999
                                                              3,273,984         12/31/2002
                                                             15,084,494         12/31/2003
                                                           --------------
                                                             19,331,476
Prudential Jennison Portfolio..........               --      2,160,575         12/31/2004
Natural Resources Portfolio............           31,622             --                 --

                                       C6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         MONEY MARKET
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income and realized and
  unrealized gains.....................        0.26           0.51         0.56         0.40         0.29         0.37
Dividends and distributions............       (0.26)         (0.51)       (0.56)       (0.40)       (0.29)       (0.37)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  10.00      $   10.00    $   10.00    $   10.00    $   10.00    $   10.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RATE OF RETURN(b).....        2.61%          5.22%        5.80%        4.05%        2.95%        3.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $672.2         $668.8       $613.3       $583.3       $474.7       $528.7
Ratios to average net assets:
  Expenses.............................        0.43%(c)        0.44%        0.44%        0.47%        0.45%        0.47%
  Net investment income................        5.17%(c)        5.10%        5.64%        4.02%        2.90%        3.72%

                                                                       DIVERSIFIED BOND
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.07      $   11.31    $   10.04    $   11.10    $   10.83    $   11.00
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.40           0.76         0.76         0.68         0.68         0.76
Net realized and unrealized gains
  (losses) on investments..............        0.03          (0.27)        1.29        (1.04)        0.40         0.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.43           0.49         2.05        (0.36)        1.08         0.77
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.23)         (0.73)       (0.75)       (0.68)       (0.66)       (0.72)
Distributions from net realized
  gains................................       (0.05)            --        (0.03)       (0.02)       (0.15)       (0.22)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.28)         (0.73)       (0.78)       (0.70)       (0.81)       (0.94)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  11.22      $   11.07    $   11.31    $   10.04    $   11.10    $   10.83
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............        4.11%          4.40%       20.73%       (3.23)%       10.13%        7.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $739.9         $720.2       $655.8       $541.6       $576.2       $428.8
Ratios to average net assets:
  Expenses.............................        0.44%(c)        0.45%        0.44%        0.45%        0.46%        0.47%
  Net investment income................        7.29%(c)        6.89%        7.00%        6.41%        6.05%        6.89%
Portfolio turnover rate................          13%           210%         199%          32%          41%          61%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                       GOVERNMENT INCOME
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.22      $   11.72    $   10.46    $   11.78    $   11.09    $   11.13
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.38           0.75         0.74         0.70         0.70         0.73
Net realized and unrealized gains
  (losses) on investments..............       (0.09)         (0.51)        1.28        (1.31)        0.68        (0.09)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.29           0.24         2.02        (0.61)        1.38         0.64
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.19)         (0.74)       (0.76)       (0.71)       (0.64)       (0.59)
Distributions from net realized
  gains................................          --             --           --           --        (0.05)       (0.09)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.19)         (0.74)       (0.76)       (0.71)       (0.69)       (0.68)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  11.32      $   11.22    $   11.72    $   10.46    $   11.78    $   11.09
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............        2.63%          2.22%       19.48%       (5.16)%       12.56%        5.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $428.7         $482.0       $501.8       $487.6       $540.1       $315.5
Ratios to average net assets:
  Expenses.............................        0.45%(c)        0.46%        0.45%        0.45%        0.46%        0.53%
  Net investment income................        6.52%(c)        6.38%        6.55%        6.30%        5.91%        6.58%
Portfolio turnover rate................          37%            95%         195%          34%          19%          81%

                                                                   ZERO COUPON BOND 2000
                                         -------------------------------------------------------------------------
                                          SIX MONTHS                            Year ended
                                            ENDED                              December 31,
                                           JUNE 30,     ----------------------------------------------------------
                                             1997          1996      1995(a)     1994(a)     1993(a)     1992(a)
                                         ------------   ----------  ----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $    12.92     $   13.27   $   11.86   $   13.72   $   12.55   $   12.40
                                         ------------   ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................         0.38          0.55        0.59        0.92        0.85        0.89
Net realized and unrealized gains
  (losses) on investments..............        (0.11)        (0.36)       1.95       (1.91)       1.16        0.14
                                         ------------   ----------  ----------  ----------  ----------  ----------
    Total from investment operations...         0.27          0.19        2.54       (0.99)       2.01        1.03
                                         ------------   ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
Dividends from net investment income...        (0.20)        (0.54)      (0.60)      (0.85)      (0.84)      (0.88)
Distributions from net realized
  gains................................        (0.13)           --       (0.53)      (0.02)      (0.01)         --
                                         ------------   ----------  ----------  ----------  ----------  ----------
    Total distributions................        (0.33)        (0.54)      (1.13)      (0.87)      (0.85)      (0.88)
                                         ------------   ----------  ----------  ----------  ----------  ----------
Net Asset Value, end of period.........   $    12.86     $   12.92   $   13.27   $   11.86   $   13.71   $   12.55
                                         ------------   ----------  ----------  ----------  ----------  ----------
                                         ------------   ----------  ----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN(b).............         2.11%         1.53%      21.56%      (7.18)%      16.15%       8.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................        $33.2         $44.7       $25.3       $20.6       $22.2       $16.7
Ratios to average net assets:
  Expenses.............................         0.56%(c)       0.52%       0.48%       0.51%       0.62%       0.66%
  Net investment income................         5.00%(c)       4.88%       4.53%       6.69%       6.21%       7.24%
Portfolio turnover rate................           --            13%         71%          9%          1%         --

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                     ZERO COUPON BOND 2005
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  12.25      $   13.19    $   10.74    $   12.68    $   11.03    $   10.87
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.31           0.66         0.66         0.75         0.77         0.80
Net realized and unrealized gains
  (losses) on investments..............       (0.07)         (0.82)        2.73        (1.97)        1.62         0.21
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.24          (0.16)        3.39        (1.22)        2.39         1.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.15)         (0.64)       (0.65)       (0.72)       (0.74)       (0.79)
Distributions from net realized
  gains................................          --          (0.14)       (0.29)          --           --        (0.06)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.15)         (0.78)       (0.94)       (0.72)       (0.74)       (0.85)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  12.34      $   12.25    $   13.19    $   10.74    $   12.68    $   11.03
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............        1.97%         (1.01)%       31.85%       (9.61)%       21.94%        9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................       $33.1          $25.8        $23.6        $16.5        $14.5         $9.8
Ratios to average net assets:
  Expenses.............................        0.60%(c)        0.53%        0.49%        0.60%        0.66%        0.75%
  Net investment income................        5.89%(c)        5.42%        5.32%        6.53%        6.17%        7.46%
Portfolio turnover rate................          15%            10%          69%           6%           4%          11%

                                                                CONSERVATIVE BALANCED
                                         --------------------------------------------------------------------
                                          SIX MONTHS                         Year ended
                                             ENDED                          December 31,
                                           JUNE 30,     -----------------------------------------------------
                                             1997         1996      1995(a)    1994(a)    1993(a)    1992(a)
                                         -------------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $       15.52  $   15.31  $   14.10  $   14.91  $   14.24  $   14.32
                                         -------------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................           0.36       0.66       0.63       0.53       0.49       0.56
Net realized and unrealized gains
  (losses) on investments..............           0.81       1.24       1.78      (0.68)      1.23       0.41
                                         -------------  ---------  ---------  ---------  ---------  ---------
    Total from investment operations...           1.17       1.90       2.41      (0.15)      1.72       0.97
                                         -------------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
Dividends from net investment income...          (0.17)     (0.66)     (0.64)     (0.51)     (0.47)     (0.54)
Distributions from net realized
  gains................................          (0.12)     (1.03)     (0.56)     (0.15)     (0.58)     (0.51)
                                         -------------  ---------  ---------  ---------  ---------  ---------
    Total distributions................          (0.29)     (1.69)     (1.20)     (0.66)     (1.05)     (1.05)
                                         -------------  ---------  ---------  ---------  ---------  ---------
Net Asset Value, end of period.........  $       16.40  $   15.52  $   15.31  $   14.10  $   14.91  $   14.24
                                         -------------  ---------  ---------  ---------  ---------  ---------
                                         -------------  ---------  ---------  ---------  ---------  ---------
TOTAL INVESTMENT RETURN(b).............           7.80%     12.63%     17.27%     (0.97)%     12.20%      6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................       $4,707.2   $4,478.8   $3,940.8   $3,501.1   $3,103.2   $2,114.0
Ratios to average net assets:
  Expenses.............................           0.57%(c)      0.59%      0.58%      0.61%      0.60%      0.62%
  Net investment income................           4.58%(c)      4.13%      4.19%      3.61%      3.22%      3.88%
Portfolio turnover rate................            192%       295%       201%       125%        79%        62%
Average commission rate paid per
  share................................        $0.0497    $0.0554        N/A        N/A        N/A        N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                       FLEXIBLE MANAGED
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   17.79     $    17.86   $    15.50   $    16.96   $    16.01   $    16.29
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.28           0.57         0.56         0.47         0.57         0.58
Net realized and unrealized gains
  (losses) on investments..............        1.49           1.79         3.15        (1.02)        1.88         0.61
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        1.77           2.36         3.71        (0.55)        2.45         1.19
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.13)         (0.58)       (0.56)       (0.45)       (0.57)       (0.56)
Distributions from net realized
  gains................................       (0.16)         (1.85)       (0.79)       (0.46)       (0.93)       (0.91)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.29)         (2.43)       (1.35)       (0.91)       (1.50)       (1.47)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........   $   19.27     $    17.79   $    17.86   $    15.50   $    16.96   $    16.01
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............       10.13%         13.64%       24.13%       (3.16)%       15.58%        7.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $5,293.6       $4,896.9     $4,261.2     $3,481.5     $3,292.2     $2,435.6
Ratios to average net assets:
  Expenses.............................        0.62%(c)        0.64%        0.63%        0.66%        0.66%        0.67%
  Net investment income................        3.09%(c)        3.07%        3.30%        2.90%        3.30%        3.63%
Portfolio turnover rate................         120%           233%         173%         124%          63%          59%
Average commission rate paid per
  share................................     $0.0571        $0.0563          N/A          N/A          N/A          N/A

                                                                        HIGH YIELD BOND
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $   7.87      $    7.80    $    7.37    $    8.41    $    7.72    $    7.21
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.40           0.80         0.81         0.87         0.82         0.82
Net realized and unrealized gains
  (losses) on investments..............        0.06           0.06         0.46        (1.10)        0.63         0.42
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        0.46           0.86         1.27        (0.23)        1.45         1.24
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.20)         (0.78)       (0.84)       (0.81)       (0.76)       (0.73)
Distributions from net realized
  gains................................          --          (0.01)          --           --           --           --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.20)         (0.79)       (0.84)       (0.81)       (0.76)       (0.73)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $   8.13      $    7.87    $    7.80    $    7.37    $    8.41    $    7.72
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............        5.88%         11.39%       17.56%       (2.72)%       19.27%       17.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $481.2         $432.9       $367.9       $306.2       $282.9       $153.7
Ratios to average net assets:
  Expenses.............................        0.60%(c)        0.63%        0.61%        0.65%        0.65%        0.70%
  Net investment income................        9.84%(c)        9.89%       10.34%        9.88%        9.91%       10.67%
Portfolio turnover rate................          47%            88%         139%          69%          96%          75%
Average commission rate paid per
  share................................         N/A            N/A          N/A          N/A          N/A          N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                         STOCK INDEX
                                         ---------------------------------------------------------------------------
                                         SIX MONTHS                             Year ended
                                            ENDED                              December 31,
                                          JUNE 30,     -------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)     1993(a)     1992(a)
                                         -----------   -----------  -----------  -----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   23.74     $    19.96   $    14.96   $    15.20   $   14.22   $   13.61
                                         -----------   -----------  -----------  -----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.20           0.40         0.40         0.38        0.36        0.35
Net realized and unrealized gains
  (losses) on investments..............        4.62           4.06         5.13        (0.23)       1.00        0.60
                                         -----------   -----------  -----------  -----------  ----------  ----------
    Total from investment operations...        4.82           4.46         5.53         0.15        1.36        0.95
                                         -----------   -----------  -----------  -----------  ----------  ----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.10)         (0.40)       (0.38)       (0.37)      (0.35)      (0.33)
Distributions from net realized
  gains................................          --          (0.28)       (0.15)       (0.02)      (0.03)      (0.01)
                                         -----------   -----------  -----------  -----------  ----------  ----------
    Total distributions................       (0.10)         (0.68)       (0.53)       (0.39)      (0.38)      (0.34)
                                         -----------   -----------  -----------  -----------  ----------  ----------
Net Asset Value, end of period.........   $   28.46     $    23.74   $    19.96   $    14.96   $   15.20   $   14.22
                                         -----------   -----------  -----------  -----------  ----------  ----------
                                         -----------   -----------  -----------  -----------  ----------  ----------
TOTAL INVESTMENT RETURN(b).............       20.32%         22.57%       37.06%        1.01%       9.66%       7.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $2,110.2       $1,581.4     $1,031.3       $664.5      $615.1      $433.5
Ratios to average net assets:
  Expenses.............................        0.37%(c)        0.40%        0.38%        0.42%       0.42%       0.46%
  Net investment income................        1.62%(c)        1.95%        2.27%        2.50%       2.43%       2.56%
Portfolio turnover rate................           1%             1%           1%           2%          1%          1%
Average commission rate paid per
  share................................     $0.0250        $0.0250          N/A          N/A         N/A         N/A

                                                                       EQUITY INCOME
                                         --------------------------------------------------------------------------
                                         SIX MONTHS                             Year ended
                                            ENDED                              December 31,
                                          JUNE 30,     ------------------------------------------------------------
                                            1997          1996        1995(a)     1994(a)     1993(a)     1992(a)
                                         -----------   -----------  -----------  ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...   $   18.51     $    16.27   $    14.48   $   15.66   $   13.67   $   13.21
                                         -----------   -----------  -----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.33           0.58         0.64        0.67        0.55        0.58
Net realized and unrealized gains
  (losses) on investments..............        2.87           2.88         2.50       (0.45)       2.46        0.72
                                         -----------   -----------  -----------  ----------  ----------  ----------
    Total from investment operations...        3.20           3.46         3.14        0.22        3.01        1.30
                                         -----------   -----------  -----------  ----------  ----------  ----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.14)         (0.71)       (0.62)      (0.56)      (0.50)      (0.52)
Distributions from net realized
  gains................................       (0.08)         (0.51)       (0.73)      (0.82)      (0.52)      (0.32)
                                         -----------   -----------  -----------  ----------  ----------  ----------
    Total distributions................       (0.22)         (1.22)       (1.35)      (1.38)      (1.02)      (0.84)
                                         -----------   -----------  -----------  ----------  ----------  ----------
Net Asset Value, end of period.........   $   21.49     $    18.51   $    16.27   $   14.50   $   15.66   $   13.67
                                         -----------   -----------  -----------  ----------  ----------  ----------
                                         -----------   -----------  -----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN(b).............       17.47%         21.74%       21.70%       1.44%      22.28%      10.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $1,625.2       $1,363.5     $1,110.0      $859.7      $602.8      $234.4
Ratios to average net assets:
  Expenses.............................        0.45%(c)        0.45%        0.43%       0.52%       0.54%       0.57%
  Net investment income................        3.14%(c)        3.36%        4.00%       3.92%       3.56%       4.32%
Portfolio turnover rate................          15%            21%          64%         63%         41%         40%
Average commission rate paid per
  share................................     $0.0554        $0.0553          N/A         N/A         N/A         N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                               EQUITY
                                         ----------------------------------------------------------------------------------
                                         SIX MONTHS                                 Year ended
                                            ENDED                                  December 31,
                                          JUNE 30,     --------------------------------------------------------------------
                                            1997           1996        1995(a)       1994(a)       1993(a)       1992(a)
                                         -----------   ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  26.96      $    25.64    $    20.66    $    21.49    $    18.90    $    17.91
                                         -----------   ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.35            0.71          0.55          0.51          0.42          0.44
Net realized and unrealized gains on
  investments..........................        3.20            3.88          5.89          0.05          3.67          2.05
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total from investment operations...        3.55            4.59          6.44          0.56          4.09          2.49
                                         -----------   ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.17)          (0.67)        (0.52)        (0.49)        (0.40)        (0.44)
Distributions from net realized
  gains................................       (0.18)          (2.60)        (0.94)        (0.90)        (1.10)        (1.06)
                                         -----------   ------------  ------------  ------------  ------------  ------------
    Total distributions................       (0.35)          (3.27)        (1.46)        (1.39)        (1.50)        (1.50)
                                         -----------   ------------  ------------  ------------  ------------  ------------
Net Asset Value, end of period.........    $  30.16      $    26.96    $    25.64    $    20.66    $    21.49    $    18.90
                                         -----------   ------------  ------------  ------------  ------------  ------------
                                         -----------   ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN(b).............       13.26%          18.52%        31.29%         2.78%        21.87%        14.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $5,484.4        $4,814.0      $3,813.8      $2,617.8      $2,186.5      $1,416.6
Ratios to average net assets:
  Expenses.............................        0.47%(c)         0.50%         0.48%         0.55%         0.53%         0.53%
  Net investment income................        2.50%(c)         2.54%         2.28%         2.39%         1.99%         2.33%
Portfolio turnover rate................           6%             20%           18%            7%           13%           16%
Average commission rate paid per
  share................................     $0.0506         $0.0524           N/A           N/A           N/A           N/A

                                                            Prudential Jennison
                                         ----------------------------------------------------------
                                           SIX MONTHS           YEAR            APRIL 25, 1995(d)
                                             ENDED              ENDED                  to
                                         JUNE 30, 1997    DECEMBER 31, 1996   December 31, 1995(a)
                                         --------------   -----------------   ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $     14.32        $  12.55               $  10.00
                                         --------------       --------               --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................           0.03            0.02                   0.02
Net realized and unrealized gains on
  investments..........................           2.41            1.78                   2.54
                                         --------------       --------               --------
    Total from investment operations...           2.44            1.80                   2.56
                                         --------------       --------               --------
LESS DISTRIBUTIONS
Dividends from net investment income...          (0.02)          (0.03)                 (0.01)
Distributions from net realized
  gains................................             --              --                     --
                                         --------------       --------               --------
    Total distributions................          (0.02)          (0.03)                 (0.01)
                                         --------------       --------               --------
Net Asset Value, end of period.........    $     16.74        $  14.32               $  12.55
                                         --------------       --------               --------
                                         --------------       --------               --------
TOTAL INVESTMENT RETURN(b).............          16.98%          14.41%                 24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................         $332.1          $226.5                  $63.1
Ratios to average net assets:
  Expenses.............................           0.63%(c)         0.66%                 0.79%
  Net investment income................           0.36%(c)         0.20%                 0.15%
Portfolio turnover rate................             33%             46%                    37%
Average commission rate paid per
  share................................        $0.0592         $0.0603                    N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized

(d) Commencement of Operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D6

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                      Small Capitalization Stock
                                         -----------------------------------------------------
                                          SIX MONTHS           YEAR          APRIL 25, 1995(d)
                                             ENDED             ENDED                to
                                         JUNE 30, 1997   DECEMBER 31, 1996   December 31, 1995
                                         -------------   -----------------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  13.79          $  11.83            $  10.00
                                         -------------       --------            --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.05              0.09                0.08
Net realized and unrealized gains on
  investments..........................        1.54              2.23                1.91
                                         -------------       --------            --------
    Total from investment operations...        1.59              2.32                1.99
                                         -------------       --------            --------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.03)            (0.09)              (0.04)
Distributions from net realized
  gains................................       (0.05)            (0.27)              (0.12)
                                         -------------       --------            --------
    Total distributions................       (0.08)            (0.36)              (0.16)
                                         -------------       --------            --------
Net Asset Value, end of period.........    $  15.30          $  13.79            $  11.83
                                         -------------       --------            --------
                                         -------------       --------            --------
TOTAL INVESTMENT RETURN(b).............       11.51%            19.77%              19.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $212.3            $147.9               $47.5
Ratios to average net assets:
  Expenses.............................        0.50%(c)          0.56%               0.60%(c)
  Net investment income................        0.81%(c)          0.87%               0.68%(c)
Portfolio turnover rate................           9%               13%                 32%
Average commission rate paid per
  share................................     $0.0301           $0.0307                 N/A

                                                                            GLOBAL
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  17.85      $   15.53    $   13.88    $   14.64    $   10.37    $   10.79
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.08           0.11         0.06         0.02         0.02         0.05
Net realized and unrealized gains
  (losses) on investments..............        2.09           2.94         2.14        (0.74)        4.44        (0.42)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        2.17           3.05         2.20        (0.72)        4.46        (0.37)
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.04)         (0.11)       (0.24)       (0.02)       (0.08)       (0.05)
Distributions from net realized
  gains................................       (0.03)         (0.62)       (0.31)       (0.02)       (0.11)          --
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.07)         (0.73)       (0.55)       (0.04)       (0.19)       (0.05)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  19.95      $   17.85    $   15.53    $   13.88    $   14.64    $   10.37
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............       12.48%         19.97%       15.88%       (4.89)%       43.14%       (3.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $677.6         $580.6       $400.1       $345.7       $129.1        $34.0
Ratios to average net assets:
  Expenses.............................        0.88%(c)        0.92%        1.06%        1.23%        1.44%        1.87%
  Net investment income................        0.87%(c)        0.64%        0.44%        0.20%        0.18%        0.49%
Portfolio turnover rate................          27%            41%          59%          37%          55%          78%
Average commission rate paid per
  share................................     $0.0243        $0.0358          N/A          N/A          N/A          N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

(d) Commencement of operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D7

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                       NATURAL RESOURCES
                                         -----------------------------------------------------------------------------
                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  19.77      $   17.27    $   14.44    $   15.56    $   12.95    $   12.45
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.06           0.15         0.21         0.18         0.23         0.32
Net realized and unrealized gains
  (losses) on investments..............       (0.39)          5.11         3.66        (0.85)        3.00         0.59
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...       (0.33)          5.26         3.87        (0.67)        3.23         0.91
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income...       (0.04)         (0.14)       (0.21)       (0.15)       (0.21)       (0.31)
Distributions from net realized
  gains................................       (0.51)         (2.62)       (0.83)       (0.30)       (0.41)       (1.00)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.55)         (2.76)       (1.04)       (0.45)       (0.62)       (1.31)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  18.89      $   19.77    $   17.27    $   14.44    $   15.56    $   12.05
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............       (1.48)%        30.88%       26.92%       (4.30)%       25.15%        7.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $448.7         $438.4       $293.2       $227.3       $158.8        $77.5
Ratios to average net assets:
  Expenses.............................        0.49%(c)        0.52%        0.50%        0.61%        0.60%        0.72%
  Net investment income................        0.62%(c)        0.75%        1.25%        1.09%        1.50%        2.44%
Portfolio turnover rate................          13%            36%          46%          18%          20%          29%
Average commission rate paid per
  share................................     $0.0465        $0.0454          N/A          N/A          N/A          N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.

(c) Annualized.

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  PhD.                       CEO,
  THE PRUDENTIAL SERIES      VICE PRESIDENT,            PRUDENTIAL INVESTMENTS
  FUND, INC.                 KALUDIS CONSULTING         PRESIDENT, THE
                             GROUP                      PRUDENTIAL SERIES FUND,
                                                        INC.

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D8

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated, receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you own a Prudential variable life insurance contract, please use the telephone numbers shown below:

[GRAPHIC]

                                    1-800-634-7879
                               8 am - 4 pm Central Time

                                    1-800-356-4050
                               8 am - 4 pm Eastern Time

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                               8 am - 4 pm Eastern Time

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If you own a Prudential variable annuity contract, please call the following telephone number:


                                    1-888-778-2888
                              8 am - 9 pm  Eastern Time

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Whether providing insurance protection for home, family and business or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock-Registered Trademark-. Since 1875, Prudential has been helping individuals and families meet their financial needs.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

TO OBTAIN ADDITIONAL COPIES OF THIS CONTRACT OWNER REPORT:

In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will now mail only one copy of all your related contracts at the same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free numbers listed on the inside back cover of this report should be used to request any additional copies of The Prudential Series Fund, Inc., Semiannual Report. Proxy material and tax information will continue to be sent to each account of record.


                                                             -------------------
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                                                             -------------------



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PSF SAR 6/97  Printed in the U.S.A.                      PI-MV-0897-1221
Cat.#64M852B  on recycled paper.                       MRA-1997-A017206